UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☒	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Section 240.14a-12

THE FEMALE HEALTH COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.01 per share, and Series A Preferred Stock, par value $0.01 per share, of Aspen Park Pharmaceuticals, Inc.
(2)

Aggregate number of securities to which transaction applies:

7,970,000 shares of Common Stock of Aspen Park Pharmaceuticals, Inc. and 266,000 shares of Series A Preferred Stock of Aspen Park Pharmaceuticals, Inc.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, because Aspen Park Pharmaceuticals, Inc. had an accumulated shareholders’ deficit as of March 31, 2016 (as reflected in the Unaudited Balance Sheet of Aspen Park Pharmaceuticals, Inc. as of March 31, 2016), the filing fee was determined by multiplying one-third of the aggregate par value of the shares of Aspen Park Pharmaceuticals, Inc. being acquired by 0.0001007.

	(4)	Proposedmaximum aggregate value of transaction: $27,453.33
	(5)	Total fee paid: $2.77
☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MERGER PROPOSAL – YOUR VOTE IS VERY IMPORTANT

[•], 2016

Dear Fellow Stockholders:

As the Chairman, CEO, a Founder and a significant fellow stockholder in The Female Health Company, I would like to share my enthusiasm for the proposed merger transaction with Aspen Park Pharmaceuticals. The attached Proxy Statement describes what I believe is an exceptional opportunity for FHC stockholders. I urge you to read the Proxy Statement carefully and to vote “FOR” the merger agreement and the related proposals described in the Proxy Statement. Your vote is extremely important.

After FHC investigated more than 100 potential diversification opportunities, the FHC Board and I selected the proposed merger with Aspen Park as a remarkable opportunity for our company because:

•	The addition of Aspen Park’s high potential, multiple product portfolio provides stockholders with the potential for significant return;
•	The product portfolio includes products with the potential for significant competitive advantages, three of which are subject to a potentially less risky, less costly and more rapid pathway for FDA regulatory approval and market introduction;
•	It provides an experienced management team led by Mitchell Steiner, MD, as President and CEO; and
•	At the same time, it eliminates the risk of the Female Health Company being a single product company and complements FC2’s market opportunity.

In summary, we believe the merger provides leadership, reduces company risk, and creates significant immediate value and near-term revenue potential.

My own pharmaceutical industry background as EVP of Pfizer’s International Division and as President of G.D. Searle’s Global Pharmaceutical Group leads me to believe that this is the right opportunity at the right time for our company.

Based on these reasons and others, the FHC Board and I strongly urge you to vote “FOR” the proposed merger agreement and related proposals described in the Proxy Statement.

O.B. Parrish

Chairman and Chief Executive Officer

The Female Health Company

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

THE FEMALE HEALTH COMPANY

515 N. State Street, Suite 2225

Chicago, IL 60654

Dear Stockholder:

We cordially invite you to attend a special meeting of the stockholders of The Female Health Company, a Wisconsin corporation, which we refer to as “FHC,” “we,” “us” or “our,” to be held on [●], 2016, at [●] [a.m.][p.m.] local time, at [●].

At the special meeting, you will be asked to consider and vote upon a number of proposals relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of April 5, 2016, which we refer to as the “Merger Agreement,” among FHC, FHC’s wholly owned subsidiaries, Badger Acquisition Sub, Inc. and Blue Hen Acquisition, Inc., and Aspen Park Pharmaceuticals, Inc. Pursuant to the terms of the Merger Agreement, FHC will reincorporate in Delaware through the merger of FHC with and into Badger Acquisition Sub with Badger Acquisition Sub continuing as the surviving corporation renamed as “Veru Healthcare Inc.” and then, immediately following the reincorporation merger, Aspen Park will become a wholly owned subsidiary of Veru through the merger of Blue Hen Acquisition with and into Aspen Park with Aspen Park continuing as the surviving corporation.

Immediately following the mergers, FHC stockholders will hold approximately 55% of the outstanding shares of Veru common stock and Aspen Park stockholders will hold approximately 45% of the outstanding shares of Veru common stock, in each case on a fully-diluted basis as determined in accordance with the Merger Agreement.

Each company’s board of directors has approved the transaction, which has also been approved by Aspen Park’s stockholders. Pending satisfaction or waiver of closing conditions, including the approval by the required vote of the FHC stockholders at the special meeting of the proposals required to complete the Mergers, we anticipate the transaction will close in the third quarter of 2016.

The attached proxy statement contains a description of the Merger Agreement and the proposed mergers, as well as information regarding FHC and Aspen Park. Please give this material your careful consideration, including the annexes and the matters discussed under “Risk Factors” beginning on page 23 of the accompanying proxy statement.

The proposals to be considered and voted upon at the special meeting include the approval and adoption of the Merger Agreement, the approval of a proposal to amend FHC’s Articles of Incorporation to increase the number of authorized shares of common stock and preferred stock of FHC, a proposal to amend FHC’s Articles of Incorporation to change the stockholder voting requirement for certain actions from two-thirds to a majority, and a proposal to approve the issuance of the shares of Veru common stock to the Aspen Park stockholders in connection with the mergers. The closing of the mergers and the other transactions contemplated by the Merger Agreement is conditioned on the approval by the required vote of FHC’s stockholders of each of these proposals.

FHC’s board of directors recommends that the FHC stockholders vote “FOR” the approval of the Merger Agreement, the amendments to FHC’s Articles of Incorporation, the issuance of the shares of Veru common stock to the Aspen Park stockholders in connection with the mergers and the other proposals at the special meeting.

Your vote is very important. As required by Wisconsin law, the transactions contemplated by the Merger Agreement cannot be consummated unless the holders of at least two-thirds of the outstanding shares of FHC common stock vote in favor of the approval of the Merger Agreement and the amendments to FHC’s Articles of Incorporation and unless a majority of the votes cast at the special meeting vote in favor of the issuance of the shares of Veru common stock to the Aspen Park stockholders in connection with the mergers. If you do not vote your shares as instructed in the enclosed proxy card, or if you do not instruct your broker how to vote any shares held for you in “street name,” the effect will be a vote against the Merger Agreement and the amendments to FHC’s Articles of Incorporation. Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing to us the enclosed proxy card or by granting your proxy by telephone or through the Internet. You may also cast your vote in person at the special meeting. If your shares are held in “street name,” you must instruct your broker, bank or other nominee to vote.

IF YOU HAVE ANY QUESTIONS ABOUT THE SPECIAL MEETING OR THE MERGERS AFTER READING THE PROXY STATEMENT, YOU MAY CONTACT D.F. KING & CO., INC., OUR PROXY SOLICITOR, AT 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 OR TOLL FREE AT (866) 751-6309.

On behalf of your management team and board of directors, I thank you for your support and urge you to vote “FOR” approval of the Merger Agreement and the other proposals at the special meeting.

The mergers have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the merits or fairness of the mergers or upon the adequacy or accuracy of the information contained in the accompanying proxy statement. Any representation to the contrary is a criminal offense.

This proxy statement is dated [●], 2016 and is first being mailed to stockholders on or about [●], 2016.

Sincerely,

O.B. Parrish

Chairman and Chief Executive Officer

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VOTING ELECTRONICALLY, BY TELEPHONE OR BY MAIL

Stockholders of FHC at the close of business on [●], 2016, the record date for the special meeting of stockholders, may submit their proxies:

•	through the Internet by visiting a website established for that purpose at www.proxyvote.com and following the instructions;

•	by telephone by calling the toll-free number 1-800-690-6903 in the United States, Puerto Rico or Canada on a touch-tone phone and following the recorded instructions; or

•	by returning the enclosed proxy card in the provided return envelope (which is postage paid if mailed in the United States).

To vote via telephone or Internet, please have your proxy card in front of you. A phone number and an Internet website address are contained on your proxy card. Upon entering either the phone number or the Internet website address, you will be instructed on how to proceed.

If a stockholder holds shares registered in the name of a broker, bank or other nominee, that broker, bank or other nominee will enclose or provide a voting instruction card for use in directing that broker, bank or other nominee how to vote those shares.

THE FEMALE HEALTH COMPANY

515 North State Street, Suite 2225

Chicago, Illinois 60654

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [●], 2016

To the Stockholders of The Female Health Company:

Notice is hereby given that a special meeting of the stockholders of The Female Health Company, a Wisconsin corporation, which we refer to as “FHC,” “we,” “us” or “our,” will be held on [●], 2016, at [●] [a.m.][p.m.] local time, at [●], for the following purposes

1.	Approval of Mergers. To consider and vote upon a proposal, which we refer to as the “Merger Proposal,” to approve and adopt an Agreement and Plan of Merger, which we refer to as the “Merger Agreement,” among FHC, Aspen Park Pharmaceuticals, Inc., a Delaware corporation, which we refer to as “Aspen Park,” Badger Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of FHC, which we refer to as “FHC Delaware Merger Sub,” and Blue Hen Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of FHC, which we refer to as “APP Merger Sub,” thereby approving the transactions contemplated therein, including the reincorporation of FHC through the merger, which we refer to as the “Reincorporation Merger,” of FHC with and into FHC Delaware Merger Sub with FHC Delaware Merger Sub continuing as the surviving corporation renamed as “Veru Healthcare Inc.,” which we refer to as “Veru,” and the merger, which we refer to as the “APP Merger” and which, together with the Reincorporation Merger, we refer to as the “Mergers,” of APP Merger Sub with and into Aspen Park with Aspen Park continuing as the surviving corporation. As required by Wisconsin law, approval of the Merger Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock of FHC, which we refer to as the “FHC Common Stock.”

2.	Approval of Increased Authorized Stock. To consider and vote upon a proposal, which we refer to as the “Share Increase Proposal,” to amend FHC’s Amended and Restated Articles of Incorporation, as amended, to increase the total number of authorized shares of FHC Common Stock from 38,500,000 shares to 160,000,000 shares and to increase the total number of authorized shares of preferred stock of FHC from 5,015,000 shares to 40,000,000 shares. This amendment will be effected through the Reincorporation Merger where Veru’s Certificate of Incorporation will authorize 160,000,000 shares of common stock and 40,000,000 shares of preferred stock. This amendment will provide Veru with a sufficient number of shares of Veru Common Stock to issue to the stockholders of Aspen Park pursuant to the Merger Agreement, and will also provide Veru with additional authorized but unissued shares for use in future financings, acquisition transactions, joint ventures and other general corporate purposes. As required by Wisconsin law, approval of the Share Increase Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock.

3.	Approval of Majority Vote Standard. To consider and vote upon a proposal, which we refer to as the “Majority Vote Proposal,” to amend FHC’s Amended and Restated Articles of Incorporation, as amended, to change the vote required by stockholders to approve certain amendments to FHC’s Articles of Incorporation, certain mergers, share exchanges or conversions, certain sales of all or substantially all of FHC’s assets, and a dissolution of FHC from an affirmative vote of the holders of two-thirds of the shares entitled to vote thereon pursuant to Section 180.1706 of the Wisconsin Business Corporation Law to the holders of a majority of the voting power of the outstanding shares of capital stock of FHC entitled to vote thereon. This amendment will be effected through the Reincorporation Merger where Veru’s Certificate of Incorporation and the Delaware General Corporation Law will provide for the applicable majority voting standard. As required by Wisconsin law, approval of the Majority Vote Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock.

4.	Approval of Issuance of Shares. To consider and vote upon a proposal, which we refer to as the “Share Issuance Proposal,” to approve the issuance of up to 24,052,476 shares of common stock of Veru to Aspen Park’s stockholders pursuant to the Merger Agreement. Approval of the Share Issuance Proposal requires that a majority of the votes cast at the special meeting vote in favor of the Share Issuance Proposal.

5.	Advisory Vote Regarding Merger-Related Compensation. To consider and vote upon a proposal, which we refer to as the “Advisory Compensation Proposal,” to approve, by a non-binding advisory vote, the specified compensation arrangements disclosed in the accompanying proxy statement that will or may become payable to FHC’s named executive officers in connection with the consummation of the Mergers. Approval of the Advisory Compensation Proposal requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

6.	Adjournment or Postponement of the Special Meeting. To consider and vote upon a proposal, which we refer to as the “Adjournment Proposal,” to approve the adjournment of the special meeting if necessary or appropriate in the view of FHC’s board of directors, including to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal or the Share Issuance Proposal. Approval of the Adjournment Proposal requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

FHC’s board of directors recommends that the stockholders vote “FOR” each Proposal and, if necessary, “FOR” the proposal for an adjournment of the special meeting. Approval of each of the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal is necessary to complete the Mergers. If the stockholders of FHC do not approve all of these proposals by the required vote, none of those proposals will be implemented and the Mergers will not be completed.

Only stockholders of record of FHC Common Stock at the close of business on [●], 2016, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting or any adjournments or postponements thereof.

Under Wisconsin law, FHC’s stockholders will not be entitled to appraisal, dissenters’ or similar rights in connection with the Mergers or the other transactions contemplated by the Merger Agreement.

YOUR VOTE IS VERY IMPORTANT. YOU MAY VOTE BY MAIL, THROUGH THE INTERNET, BY TELEPHONE OR BY ATTENDING THE SPECIAL MEETING AND VOTING BY BALLOT, ALL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER. IF YOU FAIL TO VOTE ON THE APPROVAL OF THE MERGER AGREEMENT OR FAIL TO INSTRUCT YOUR BROKER, BANK OR OTHER NOMINEE ON HOW TO VOTE, THE EFFECT WILL BE THE SAME AS A VOTE AGAINST THE APPROVAL OF THE MERGER AGREEMENT.

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The accompanying proxy statement provides a detailed description of the Mergers and the Merger Agreement. We urge you to read the accompanying proxy statement, including the annexes, carefully and in their entirety. If you have any questions concerning the Mergers or the accompanying proxy statement of which this notice forms a part, would like additional copies of the accompanying proxy statement or need help voting your shares of FHC Common Stock, please contact D.F. King & Co., Inc., FHC’s proxy solicitation firm, at 48 Wall Street, 22nd Floor, New York, New York 10005, or toll-free at (866) 751-6309.

By Order of the Board of Directors

William R. Gargiulo, Jr.

Secretary

Chicago, Illinois

[●], 2016

You are cordially invited to attend the special meeting in person. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a proxy issued in your name from that record holder.

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SUMMARY VOTING INSTRUCTIONS

YOUR VOTE IS VERY IMPORTANT

Ensure that your shares of FHC Common Stock are voted at the special meeting by submitting your proxy or, if your shares of FHC Common Stock are held in the name of a broker, bank or other nominee, by contacting your broker, bank or other nominee. If you do not vote or do not instruct your broker, bank or other nominee how to vote, it will have the same effect as voting “AGAINST” the approval of the Merger Agreement and the amendments to FHC’s Articles of Incorporation.

If your shares of FHC Common Stock are registered in your name: submit your proxy as soon as possible by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, so that your shares of FHC Common Stock can be voted in favor of the proposals at the special meeting. You may also submit your proxy by using a toll-free number or the Internet. We have provided instructions on the proxy card for using these convenient services.

If your shares of FHC Common Stock are registered in the name of a broker, bank or other nominee: check the voting instruction card forwarded by your broker, bank or other nominee or contact your broker, bank or other nominee in order to obtain directions as to how to ensure that your shares of FHC Common Stock are voted in favor of the proposals at the special meeting.

If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact D.F. King, Inc., FHC’s proxy solicitation firm, at 48 Wall Street, 22nd Floor, New York, New York 10005, or toll-free at (866) 751-6309.

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Page
Solicitation of Proxies	47
Delivery of Proxy Materials to Households Where Two or More Stockholders Reside	47
Attending the Special Meeting	48
THE PROPOSALS	49
Proposal No. 1: Approval of the Mergers	49
Proposal No. 2: Approval of Increase in Authorized Shares	51
Proposal No. 3: Approval of Majority Voting Rights	53
Proposal No. 4: Approval of the Issuance of Veru Common Stock in Connection with the APP Merger	54
Proposal No. 5: Approval of Non-Binding Advisory Proposal on Executive Compensation	55
Proposal No. 6: If Necessary, Approval of the Adjournment of the Special Meeting Including to Solicit Additional Proxies if There Are Not Sufficient Votes in Favor of any Proposal	55
THE MERGERS	57
Terms of the Mergers	57
Background of the Mergers	57
Recommendation of the FHC Board and its Reasons for the Mergers	65
Opinion of FHC’s Financial Advisor	68
Board of Directors and Executive Officers of Veru After the Completion of the Mergers	73
Interests of FHC’s Directors and Executive Officers in the Mergers	77
Anticipated Accounting Treatment	81
Regulatory Approvals Required for the Mergers; Third Party-Consents	81
Restrictions on Sales of Shares of Veru Common Stock Received in the Mergers	82
Material U.S. Federal Income Tax Consequences of the Reincorporation Merger	82
No Dissenters’ Rights	83
NASDAQ Listing of Veru Common Stock	83
Certain Aspen Park Projections	83
THE MERGER AGREEMENT	86
Explanatory Note Regarding the Merger Agreement	86
Structure of the Mergers	86
Completion of the Mergers	86
Merger Consideration	87
Exchange of Stock Certificates	88
Treatment of Equity-Based Awards	89
Representations and Warranties	89
Material Adverse Effect	90
Indemnification; Remedies	91
Certain Covenants of the Parties	92
Employees and Employee Benefits	94
No Solicitation of Acquisition Proposals	94
Changes in the FHC Board Recommendation	96
Stockholder Meeting	96
Indemnification of Directors and Officers; Directors’ and Officers’ Insurance	97
Conditions to Completion of the Mergers	97
Termination of the Merger Agreement	98
Termination Fees and Expenses	99
Amendments	99
Governing Law	100
AGREEMENTS RELATING TO THE MERGERS	101
Support Agreements	101
Escrow Agreement	101
Lock-Up Agreements	102

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ANNEXES

Annex A	–	Merger Agreement
Annex B	–	Form of Lock-Up Agreement, as amended
Annex C	–	Form of Support Agreement
Annex D	–	Opinion of Torreya Partners
Annex E	–	Certificate of Incorporation of Veru Healthcare Inc.
Annex F	–	By-Laws of Veru Healthcare Inc.
Annex G	–	Form of Escrow Agreement
Annex H	–	Form of Registration Rights Agreement

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QUESTIONS AND ANSWERS ABOUT THE MERGERS, THE MERGER AGREEMENT AND THE SPECIAL MEETING

The following are some questions that you, as a stockholder of FHC, may have regarding the Mergers, the Merger Agreement and the special meeting, together with brief answers to those questions. We urge you to read carefully the remainder of this proxy statement, including the annexes and other documents referred to in this proxy statement, because the information in this section may not provide all of the information that might be important to you with respect to the Mergers, the Merger Agreement or the special meeting.

Q:	What are the Mergers?

A:	FHC has entered into an Agreement and Plan of Merger, which we refer to as the “Merger Agreement,” with Aspen Park Pharmaceuticals, Inc., a Delaware corporation, which we refer to as “Aspen Park,” Badger Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of FHC, which we refer to as “FHC Delaware Merger Sub,” and Blue Hen Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of FHC, which we refer to as “APP Merger Sub”. Pursuant to the terms of the Merger Agreement, FHC will reincorporate in Delaware through the merger, which we refer to as the “Reincorporation Merger,” of FHC with and into FHC Delaware Merger Sub with FHC Delaware Merger Sub continuing as the surviving corporation renamed as “Veru Healthcare Inc.,” which we refer to as “Veru,” and then, immediately following the Reincorporation Merger, Aspen Park will become a wholly owned subsidiary of Veru through the merger, which we refer to as the “APP Merger,” of APP Merger Sub with and into Aspen Park with Aspen Park continuing as the surviving corporation. We refer to the Reincorporation Merger and the APP Merger collectively as the “Mergers.”

Under the terms of the Merger Agreement, pursuant to the Reincorporation Merger, each share of common stock of FHC, which we refer to as the “FHC Common Stock,” will be converted into the right to receive one share of common stock of Veru, which we refer to as the “Veru Common Stock,” and pursuant to the APP Merger, the shares of Aspen Park common stock and preferred stock in the aggregate will be converted into the right to receive such number of shares of Veru Common Stock that will equal 45% of the total number of outstanding shares of Veru Common Stock on a fully-diluted basis following such issuance. As a result, immediately following the Mergers, FHC stockholders will hold approximately 55% of the outstanding shares of Veru Common Stock and Aspen Park stockholders will hold approximately 45% of the outstanding shares of Veru Common Stock, in each case measured on a fully-diluted basis as determined in accordance with the Merger Agreement.

For a more complete discussion of the Merger Agreement, see the section entitled “The Merger Agreement” beginning on page 86 of this proxy statement. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

Q:	Why did FHC enter into the Merger Agreement?

A:	FHC believes that the proposed transaction with Aspen Park provides an extraordinary opportunity to establish a new company with the potential to enhance both short-term and long-term stockholder value. The new company will have multiple products that provide opportunities for growth, while mitigating the risk associated with FHC being a single product company. The new company will include a women’s health division, that will focus on expanding FHC’s existing, profitable business, while beginning development of newly acquired oncology assets for breast and ovarian cancer, and a men’s health division, focused on the areas of benign prostatic hyperplasia, male infertility, hot flashes in men on prostate cancer therapy, gout and advanced prostate cancer, together with consumer health products for premature ejaculation and sexual health vitamin supplements.

Q:	Why am I receiving these materials?

A:	FHC is sending these materials to its stockholders to help them decide how to vote their shares of FHC Common Stock with respect to the proposals relating to the Merger Agreement, including the Merger

Proposal, the Share Increase Proposal, the Majority Vote Proposal, the Share Issuance Proposal and the Advisory Compensation Proposal. This document contains important information about the Merger Agreement and the special meeting of FHC’s stockholders to be held on [●], 2016, which we refer to as the “Special Meeting,” and you should read it carefully.

Q:	What stockholder approvals are required to complete the Mergers?

A:	The completion of the Mergers is conditioned on approval by the FHC stockholders of the following proposals:

•	The Merger Proposal, which is a proposal to approve and adopt the Merger Agreement, thereby approving the transactions contemplated therein, including the reincorporation of FHC through the merger of FHC with and into FHC Delaware Merger Sub with FHC Delaware Merger Sub continuing as the surviving corporation renamed as “Veru Healthcare Inc.,” followed by the merger of APP Merger Sub with and into Aspen Park with Aspen Park continuing as the surviving corporation.

•	The Share Increase Proposal, which is a proposal to amend FHC’s Amended and Restated Articles of Incorporation, as amended, to increase the total number of authorized shares of FHC Common Stock from 38,500,000 shares to 160,000,000 shares and to increase the total number of authorized shares of preferred stock of FHC from 5,015,000 shares to 40,000,000 shares. This amendment will be effected through the Reincorporation Merger where Veru’s Certificate of Incorporation, which we refer to as the “Veru Certificate of Incorporation,” will authorize 160,000,000 shares of common stock and 40,000,000 shares of preferred stock. This amendment will provide Veru with a sufficient number of shares of Veru Common Stock to issue to the stockholders of Aspen Park pursuant to the Merger Agreement as well as additional shares for future financings, acquisition transactions, joint ventures and other general corporate purposes.

•	The Majority Vote Proposal, which is a proposal to amend FHC’s Amended and Restated Articles of Incorporation, as amended, to change the vote required by stockholders to approve certain amendments to FHC’s Articles of Incorporation, certain mergers, share exchanges or conversions, certain sales of all or substantially all of FHC’s assets, and a dissolution of FHC from an affirmative vote of the holders of two-thirds of the shares entitled to vote thereon pursuant to Section 180.1706 of the Wisconsin Business Corporation Law to the holders of a majority of the voting power of the outstanding shares of capital stock of FHC entitled to vote thereon. This amendment will be effected through the Reincorporation Merger where the Veru Certificate of Incorporation and the Delaware General Corporation Law will provide for the applicable majority voting standard.

•	The Share Issuance Proposal, which is a proposal to approve the issuance of up to 24,052,476 shares of Veru Common Stock to Aspen Park’s stockholders pursuant to the Merger Agreement. The Share Issuance Proposal is required because FHC Common Stock is listed on NASDAQ, and NASDAQ rules require stockholder approval before the issuance by FHC of common stock if the common stock to be issued will have voting power equal to or greater than 20% of the voting power outstanding before the issuance, or if the number of shares of common stock to be issued will be equal to or greater than 20% of the number of shares of common stock outstanding before the issuance.

In addition to the receipt of the foregoing stockholder approvals, each of the other conditions contained in the Merger Agreement must be satisfied or waived in order to complete the Mergers. For a more complete discussion of the conditions to the completion of the Mergers under the Merger Agreement, see the section entitled “The Merger Agreement—Conditions to Completion of the Mergers” beginning on page 97 of this proxy statement.

Q:	Why am I being asked to cast a non-binding, advisory vote to approve the compensation that will or may become payable to FHC’s named executive officers in connection with the Mergers?

A:

In 2011, the SEC adopted rules that require companies to seek a non-binding advisory vote to approve certain compensation that will or may become payable to their named executive officers that is based on or otherwise relates to corporate transactions such as the Mergers. In accordance with the rules promulgated under Section 14A of the Securities Exchange Act of 1934, which we refer to as the “Exchange Act,” FHC is providing its stockholders with the opportunity to cast a non-binding, advisory vote on the compensation that will or may become payable to FHC’s named executive officers in connection with the Mergers. For additional information, see the section entitled “The Proposals—Proposal No. 5: Approval of a Non-Binding Advisory Proposal on Executive Compensation” beginning on page 55 of this proxy statement.

Q:	What will happen if FHC stockholders do not approve the Advisory Compensation Proposal at the Special Meeting?

A:	The vote to approve the Advisory Compensation Proposal is a vote separate and apart from the vote to approve the other Proposals at the Special Meeting. Approval of the Advisory Compensation Proposal is not a condition to consummation of the Mergers, and it is advisory in nature only, meaning that it will not be binding on FHC or Aspen Park. Accordingly, if the other proposals are approved by the FHC stockholders and the Mergers are consummated, the compensation of our named executive officers that is based on or otherwise relates to the Mergers may be payable to our named executive officers even if the Advisory Compensation Proposal is not approved.

Q:	What stockholder approvals are required to approve the proposals at the Special Meeting?

A:	As required by Wisconsin law, approval of each of the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock. Approval of the Share Increase Proposal requires that a majority of the votes cast at the Special Meeting vote in favor of the Share Issuance Proposal. Approval of each of the Advisory Compensation Proposal and the Adjournment Proposal requires that the votes cast in favor of the proposal exceed the votes cast against the proposal. The transactions contemplated by the Merger Agreement cannot be consummated unless the holders of at least two-thirds of the outstanding shares of FHC Common Stock vote in favor of the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal and unless a majority of the votes cast at the Special Meeting vote in favor of the Share Issuance Proposal. If you do not vote your shares as instructed in the enclosed proxy card, or if you do not instruct your broker how to vote any shares held for you in “street name,” the effect will be a vote against the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal. If the stockholders of FHC do not approve the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal by the required vote, none of those Proposals will be implemented and the Mergers will not be consummated.

Q:	How does FHC’s board of directors recommend that FHC’s stockholders vote with respect to the Proposals and the adjournment of the Special Meeting?

A:	FHC’s board of directors, which we refer to as the “FHC Board,” recommends that FHC’s stockholders vote “FOR” each Proposal, and, if necessary, “FOR” the adjournment of the Special Meeting, including for the purpose of soliciting additional proxies if a quorum is not present or if there are not sufficient votes in favor of any Proposal.

Q:	How do FHC’s directors intend to vote their shares of FHC Common Stock with respect to the Proposals?

A:

Pursuant to support agreements entered into by each member of the FHC Board who holds any shares of FHC Common Stock, which we collectively refer to as the “Support Agreements,” such individuals have agreed to vote in favor of the Mergers and the Merger Agreement and any related matter submitted to the FHC stockholders in connection with the transactions contemplated by the Merger Agreement and will vote all of their shares of FHC Common Stock “FOR” the approval of all of the Proposals at the Special Meeting. As of [●], 2016, the record date for the Special Meeting, the total number of shares of FHC

Common Stock covered by the Support Agreements equaled approximately [●]% of the total outstanding shares of FHC Common Stock. One member of the FHC Board, Sharon Meckes, did not enter into a Support Agreement because she does not own any shares of FHC Common Stock entitled to vote at the Special Meeting. See the section entitled “Agreements Relating to the Mergers—Support Agreements” beginning on page 101 of this proxy statement for additional information with respect to the Support Agreements.

Q:	How will FHC’s stockholders be affected by the Reincorporation Merger and the issuance of shares of Veru Common Stock to Aspen Park’s stockholders in connection with the APP Merger?

A:	After the completion of the Reincorporation Merger, each stockholder of FHC will have the same number of shares of Veru Common Stock as shares of FHC Common Stock such stockholder held immediately prior to the completion of the Reincorporation Merger. However, immediately after the completion of the Reincorporation Merger, the APP Merger will be completed. Pursuant to the APP Merger, the shares of Aspen Park common stock and preferred stock in the aggregate will be converted into the right to receive such number of shares of Veru Common Stock that will equal 45% of the total number of outstanding shares of Veru Common Stock on a fully-diluted basis following such issuance. As a result, immediately following the Mergers, FHC stockholders will hold approximately 55% of the outstanding shares of Veru Common Stock and Aspen Park stockholders will hold approximately 45% of the outstanding shares of Veru Common Stock, in each case measured on a fully-diluted basis as determined in accordance with the Merger Agreement.

Q:	How many shares of Veru Common Stock will be outstanding after the closing of the Mergers?

A:	Based on the number of shares of FHC Common Stock that were issued and outstanding on a fully-diluted basis as determined in accordance with the Merger Agreement as of the close of business on May 10, 2016, the latest practicable date prior to the date of this proxy statement, a total of 52,945,552 shares of Veru Common Stock would be outstanding immediately after the closing of the Mergers. As of the close of business on May 10, 2016, 29,052,667 shares of FHC Common Stock were issued and outstanding and 29,202,415 shares FHC Common Stock were issued and outstanding on a fully-diluted basis as determined in accordance with the Merger Agreement. If we determined the merger consideration based on these numbers of shares of FHC Common Stock outstanding on May 10, 2016, immediately following the Mergers, FHC stockholders collectively would hold a total of 29,052,667 shares of Veru Common Stock, Aspen Park stockholders collectively would hold a total of 23,892,885 shares of Veru Common Stock and a total of 347,248 shares of Veru Common Stock would be reserved for issuance in connection with outstanding equity awards of FHC that are assumed by Veru pursuant to the Reincorporation Merger. The number of shares of Veru Common Stock that will be issued to the Aspen Park stockholders in the APP Merger will change if the number of shares of FHC Common Stock issued and outstanding on a fully-diluted basis as determined in accordance with the Merger Agreement changes prior to the closing of the Mergers. Such changes could occur if FHC issues additional shares of FHC Common Stock or other equity awards prior to the closing of the Mergers or if the market price of FHC Common Stock fluctuates prior to the closing of the Mergers as the market price of FHC Common Stock is used to calculate the effect of outstanding options or warrants in determining the number of shares of FHC Common Stock outstanding on a fully-diluted basis pursuant to the Merger Agreement.

Q:	When does FHC expect to complete the Mergers?

A:	FHC currently expects to complete the Mergers in the third quarter of 2016. Completion of the Mergers will only be possible, however, after all conditions to the completion of the Mergers contained in the Merger Agreement are satisfied or waived, including the approval of the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal by the required vote of FHC’s stockholders at the Special Meeting. It is possible, therefore, that factors outside of FHC’s control could require it to complete the Mergers at a later time or not complete it at all.

Q:	What risks should I consider in deciding whether to vote in favor of the Proposals?

A:	You should carefully review the section of this proxy statement entitled “Risk Factors” beginning on page 23 of this proxy statement, which presents risks and uncertainties related to the Mergers, the combined company, and the business and operations of Veru, as well as the risk factors set forth in our filings with the Securities and Exchange Commission.

Q:	What are the federal income tax consequences of the Reincorporation Merger to me?

A:	We believe that the Reincorporation Merger will be tax-free to the FHC stockholders and you will be entitled to the same aggregate basis in shares of Veru Common Stock as the aggregate basis you have in your shares of FHC Common Stock. Everyone’s tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the Reincorporation Merger to you.

Q:	What happens if the Mergers are not consummated?

A:	If FHC does not obtain the required vote of its stockholders relating to the transactions contemplated by the Merger Agreement or if the Mergers are not consummated for any other reason, FHC will not reincorporate in Delaware and the proposed transaction with Aspen Park will not be completed. Instead, FHC will remain as a Wisconsin corporation and will continue operating its existing business. In certain circumstances, FHC may be required to pay a termination fee to Aspen Park or reimburse Aspen Park for certain of its expenses or FHC or Aspen Park may seek damages or other remedies, in each case, as described in the section entitled “The Merger Agreement—Termination Fees and Expenses” beginning on page 99 of this proxy statement.

Q:	Do I have dissenters’ rights in connection with the Mergers?

A:	No. Under Wisconsin law, FHC’s stockholders will not be entitled to appraisal, dissenters’ or similar rights in connection with the Mergers or the other transactions contemplated by the Merger Agreement.

Q:	When and where will the Special Meeting take place?

A:	The Special Meeting will be held on [●], 2016 at [●] [a.m.] [p.m.], local time, at [●].

Q:	Who can attend and vote at the Special Meeting?

A:	FHC’s stockholders of record as of the close of business on [●], 2016, the record date for the Special Meeting, are entitled to receive notice of, attend, and vote at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Q:	What do I need to do now and how do I vote?

A:	FHC urges you to read this proxy statement carefully, including its annexes, and to consider how the Mergers may affect you and FHC as a whole.

To vote, you may provide your proxy instructions in three different ways. First, you can mail your signed proxy card in the enclosed return envelope. Alternatively, you can provide your proxy instructions by calling the toll-free call center set up for this purpose indicated on the enclosed proxy card and following the instructions provided. Please have your proxy card available when you call. Finally, you can provide your proxy instructions over the Internet by accessing the website indicated on the enclosed proxy card and following the instructions provided. Please have your proxy card available when you access the web page. Please provide your proxy instructions only once and as soon as possible so that your shares can be voted at the Special Meeting.

Q:	What happens if I do not return a proxy card or otherwise provide proxy instructions or if I elect to abstain from voting?

A:	If you do not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, your shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting, and your actions will have the same effect as a vote “AGAINST” the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal.

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of your shares will be voted “FOR” the Proposals. However, if you submit a proxy card or provide proxy instructions by telephone or over the Internet and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and your abstention will have the same effect as a vote “AGAINST” the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal.

Q:	If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by another nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to FHC or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker or other nominee.

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal, the Share Issuance Proposal and the Advisory Compensation Proposal are all non-discretionary matters. Therefore, if you do not instruct your broker or other nominee on how to vote your shares then:

•	your broker or other nominee may not vote your shares on such Proposals, and the resulting broker non-vote will have the effect of a vote “AGAINST” the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal and will have no effect on the Share Issuance Proposal and the Advisory Compensation Proposal; and

•	your broker or other nominee may vote your shares on the Adjournment Proposal.

Q:	May I vote in person?

A:	If your shares of FHC Common Stock are registered directly in your name with FHC’s transfer agent, you are considered, with respect to those shares, the “stockholder of record,” and the proxy materials and proxy card are being sent directly to you. If you are the stockholder of record, you may attend the Special Meeting and vote your shares in person, rather than signing and returning your proxy card or otherwise providing proxy instructions by telephone or over the Internet.

If your shares of FHC Common Stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Special Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker or other nominee that holds your shares giving you the right to vote the shares in person at the Special Meeting.

Q:	May I revoke or change my vote after I have provided proxy instructions?

A:	Yes. You may revoke or change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways. First, you can send a written notice to FHC stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or over the Internet, as and if applicable. Third, you can attend the Special Meeting and vote in person as described above. Your attendance alone at the Special Meeting will not revoke your proxy. If you have instructed a broker or other nominee to vote your shares, you must follow directions received from your broker or other nominee to change those instructions.

Q:	What constitutes a quorum?

A:	Stockholders who hold a majority of the shares of FHC Common Stock outstanding as of the close of business on the record date for the Special Meeting must be present either in person or by proxy to constitute a quorum to conduct business at the Special Meeting.

Q:	Who is paying for this proxy solicitation?

A:	FHC and Aspen Park will each pay one-half of the cost and expense of preparing, filing, assembling, printing and mailing this proxy statement, and any amendments thereto, the proxy card and any additional information furnished to FHC’s stockholders. D.F. King & Co., Inc., a proxy solicitation firm, will be assisting FHC for a fee of approximately $9,500 plus out-of-pocket expenses. FHC may also reimburse brokers, custodians, nominees and fiduciaries for their costs of soliciting and obtaining proxies from beneficial owners, including the costs of reimbursing brokers, custodians, nominees and fiduciaries for their costs of forwarding this proxy statement and other solicitation materials to beneficial owners. In addition, proxies may be solicited without extra compensation by directors, officers and employees of FHC by mail, telephone, fax or other methods of communication.

Q:	Where can I find the voting results of the Special Meeting?

A:	FHC intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports FHC files with the SEC are publicly available when filed.

Q:	Whom should I contact if I have any questions about the Mergers or the Special Meeting?

A:	Stockholders may contact D.F. King & Co., Inc., FHC’s proxy solicitation firm, at 48 Wall Street, 22nd Floor, New York, New York 10005, or toll-free at (866) 751-6309

Q:	What happens if I sell my shares after the record date but before the Special Meeting?

A:	If you transfer any of your shares of FHC Common Stock after the record date but before the date of the Special Meeting, you will retain your right to vote at the Special Meeting.

Q:	Should I send in my stock certificates now?

A:	No. If the Mergers are completed, Veru’s exchange agent will send all FHC stockholders written instructions for exchanging shares of FHC Common Stock certificates for the shares of Veru Common Stock they are entitled to receive. In any event, do not send your stock certificates with your proxy card.

Q:	What do I do if I receive more than one proxy statement or set of voting instructions?

A:	If you hold shares directly as a record holder and also in “street name” or otherwise through a nominee, you may receive more than one proxy statement and/or set of voting instructions relating to the Special Meeting. These should each be voted and/or returned separately to ensure that all of your shares are voted.

SUMMARY

This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you with respect to the Proposals or any other matter described in this proxy statement. We urge you to read carefully this proxy statement, as well as the documents attached to and referenced in this proxy statement, to fully understand the Mergers. In particular, you should read the Merger Agreement described elsewhere in this proxy statement and attached as Annex A.

When this proxy statement refers to the “combined company,” it means FHC and its subsidiaries together with Aspen Park, collectively. All references to fiscal years in this proxy statement for FHC or Aspen Park are to years ended September 30.

Parties Involved in the Mergers (See page 116)

The Female Health Company

FHC, a Wisconsin corporation, manufactures and markets the FC2 Female Condom® (FC2). Since FHC began distributing FC2 in 2007, it has been shipped to 144 countries. FHC owns certain worldwide rights to the FC2 Female Condom®, including patents that have been issued in a number of countries around the world. The patents cover the key aspects of FC2, including its overall design and manufacturing process. The FC2 Female Condom® is the only currently available female-controlled product approved by the Food and Drug Administration, or “FDA,” that offers dual protection against sexually transmitted infections, including HIV/AIDS, the Zika virus and unintended pregnancy. The World Health Organization (WHO) has cleared FC2 for purchase by U.N. agencies.

FHC Common Stock is listed on NASDAQ under the symbol “FHCO.” FHC’s fiscal year ends on September 30.

FHC was originally formed on February 4, 1971. FHC’s principal executive offices are located at 515 North State Street, Suite 2225, Chicago, Illinois 60654, its telephone number is (312) 595-9123 and its Internet website addresses include www.femalehealth.com and www.fhcinvestor.com. The information provided on or accessible through FHC’s Internet websites is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to its Internet websites provided in this proxy statement.

Aspen Park Pharmaceuticals, Inc.

Aspen Park, a Delaware corporation, is a privately held therapeutics company focused on the development and commercialization of pharmaceutical and consumer health products for men’s and women’s health and oncology. For men, product and product candidates are in the areas of benign prostatic hyperplasia, male infertility, amelioration of side effects of hormonal prostate cancer therapies, gout, sexual dysfunction, and prostate cancer. Aspen Park is planning to launch in the United States the PREBOOST™OTC product for treating premature ejaculation in the fourth quarter of fiscal 2016. For women, product candidates are for advanced breast and ovarian cancers and for female sexual health. Aspen Park’s fiscal year ends on September 30.

Aspen Park raised a total of $2,075,000 from the sale of 166,000 shares of Series A Preferred Stock between November 2014 and March 2015 at a price of $12.50 per share, reflecting a pre-money valuation of Aspen Park of approximately $100 million. Aspen Park raised a total of $1,250,000 from the sale of 100,000 shares of Series A Preferred Stock in March 2016 at the price of $12.50 per share, reflecting the same pre-money valuation as its earlier Series A financing round.

Aspen Park was originally formed on June 9, 2014. Aspen Park’s principal business address is 944 Park Avenue, Suite 1C, New York, NY 10028, its telephone number is (901) 581-5872 and its Internet website address is www.aspenparkpharma.com. The information provided on or accessible through Aspen Park’s Internet website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to its Internet website provided in this proxy statement. Aspen Park should not be confused with Aspen Pharmacare Holdings Ltd., which is an unrelated company.

Badger Acquisition Sub, Inc.

Badger Acquisition Sub, Inc., a wholly owned subsidiary of FHC, which we refer to as “FHC Delaware Merger Sub,” is a Delaware corporation that was formed on April 1, 2016 for the sole purpose of entering into the Merger Agreement and effecting the reincorporation of FHC in Delaware. Upon the terms and subject to the conditions of the Merger Agreement, FHC will be merged with and into FHC Delaware Merger Sub, with FHC Delaware Merger Sub surviving the Reincorporation Merger and being renamed as “Veru Healthcare Inc.”

FHC Delaware Merger Sub’s principal executive offices are located at 515 North State Street, Suite 2225, Chicago, Illinois 60654 and its telephone number is (312) 595-9123.

Blue Hen Acquisition, Inc.

Blue Hen Acquisition, Inc., a wholly owned subsidiary of FHC, which we refer to as “APP Merger Sub,” is a Delaware corporation that was formed on March 31, 2016 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the APP Merger. Upon the terms and subject to the conditions of the Merger Agreement, APP Merger Sub will be merged with and into Aspen Park, with Aspen Park surviving the APP Merger as a wholly owned subsidiary of Veru.

APP Merger Sub’s principal executive offices are located at 515 North State Street, Suite 2225, Chicago, Illinois 60654 and its telephone number is (312) 595-9123.

Terms of the Mergers (See page 57)

The proposed transaction is the combination of FHC and Aspen Park pursuant to the Merger Agreement. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the Wisconsin Business Corporation Law, which we refer to as the “WBCL,” and the Delaware General Corporation Law, which we refer to as the “DGCL,” FHC will reincorporate in Delaware through the merger of FHC with and into FHC Delaware Merger Sub with FHC Delaware Merger Sub continuing as the surviving corporation renamed as “Veru Healthcare Inc.” Immediately following the Reincorporation Merger, Aspen Park will become a wholly owned subsidiary of Veru through the merger of APP Merger Sub with and into Aspen Park with Aspen Park continuing as the surviving corporation. If the Mergers are consummated, the FHC stockholders and the Aspen Park stockholders will both own shares of Veru Common Stock as a result of the Mergers.

Consideration to be Paid at the Closing of the Mergers (See page 87)

Under the terms of the Merger Agreement, pursuant to the Reincorporation Merger, each share of FHC Common Stock will be converted into the right to receive one share of Veru Common Stock, and pursuant to the APP Merger the shares of Aspen Park common stock and preferred stock in the aggregate will be converted into the right to receive such number of shares of Veru Common Stock that will equal 45% of the total number of outstanding shares of Veru Common Stock on a fully-diluted basis following such issuance. As a result, immediately following the Mergers, FHC stockholders will hold approximately 55% of the outstanding shares of

Veru Common Stock and Aspen Park stockholders will hold approximately 45% of the outstanding shares of Veru Common Stock, in each case measured on a fully-diluted basis as determined in accordance with the Merger Agreement.

As of the close of business on May 10, 2016, the latest practicable date prior to the date of this proxy statement, 29,052,667 shares FHC Common Stock were issued and outstanding and 29,202,415 shares FHC Common Stock were issued and outstanding a fully-diluted basis as determined in accordance with the Merger Agreement. If we determined the merger consideration based on these numbers of shares of FHC Common Stock outstanding on May 10, 2016, immediately following the Mergers, FHC stockholders collectively would hold a total of 29,052,667 shares of Veru Common Stock, Aspen Park stockholders collectively would hold a total of 23,892,885 shares of Veru Common Stock and a total of 347,248 shares of Veru Common Stock would be reserved for issuance in connection with outstanding equity awards of FHC that are assumed by Veru pursuant to the Reincorporation Merger. The number of shares of Veru Common Stock that will be issued to the Aspen Park stockholders in the APP Merger will change if the number of shares of FHC Common Stock issued and outstanding on a fully-diluted basis as determined in accordance with the Merger Agreement changes prior to the closing of the Mergers. Such changes could occur if FHC issues additional shares of FHC Common Stock or other equity awards prior to the closing of the Mergers or if the market price of FHC Common Stock fluctuates prior to the closing of the Mergers as the market price of FHC Common Stock is used to calculate the effect of outstanding options or warrants in determining the number of shares of FHC Common Stock outstanding on a fully-diluted basis pursuant to the Merger Agreement.

Immediately following the closing of the Mergers, Veru will issue 280,000 restricted shares of Veru Common Stock and options to purchase up to 280,000 shares of Veru Common Stock to David R. Bethune, a member of the FHC Board, and 100,000 restricted shares of Veru Common Stock and options to purchase up to 100,000 shares of Veru Common Stock to a consultant to FHC (see the section entitled “The Mergers—Interests of FHC’s Directors and Executive Officers in the Mergers” beginning on page 77 of this proxy statement for additional information regarding the equity grant to Mr. Bethune). In addition, immediately following the Mergers, Veru will issue a warrant to FHC’s financial advisor, as payment for part of the financial advisor’s fee (see the section entitled “The Mergers—Opinion of FHC’s Financial Advisor” beginning on page 68 of this proxy statement for additional information regarding the financial advisor’s warrant). As these issuances will be made by Veru after the closing of the Mergers, they will not affect the ratio of approximately 55% of the Veru Common Stock to the FHC stockholders and approximately 45% of the Veru Common Stock to the Aspen Park stockholders and the dilutive effect will be shared by the FHC stockholders and the Aspen Park stockholders.

What the FHC’s Stockholders Will Receive in Connection with the Mergers

Pursuant to the Reincorporation Merger, each FHC stockholder will receive one share of Veru Common Stock for each share of FHC Common Stock held by such stockholder. FHC’s stockholders will not receive any additional shares of Veru Common Stock as a result of the APP Merger, and the rights associated with their shares of Veru Common Stock will remain unchanged, except insofar as the relative voting power and economic interests associated with such shares will be diluted as a result of the issuance of additional shares of Veru Common Stock to Aspen Park stockholders in connection with the APP Merger.

Lock-Up Agreements (See page 102)

FHC has entered into lock-up agreements, which we collectively refer to as the “Lock-Up Agreements,” with each of Harry Fisch, M.D., Aspen Park’s Chairman of the Board, Mitchell S. Steiner, M.D., Aspen Park’s Chief Executive Officer, and K&H Fisch Family Partners LLC, which we refer to as the “Fisch LLC.” Dr. Fisch and members of his family own the Fisch LLC. Dr. Fisch is the sole manager of the Fisch LLC and will control the voting and disposition of the shares of Veru Common Stock that are issued to the Fisch LLC pursuant to the APP Merger.

Assuming shares of Veru Common Stock in the APP Merger are allocated to the preference of Aspen Park’s Series A Preferred Stock based on a value of $1.26 per share, the closing price of FHC Common Stock on May 10, 2016, and based on the amount of the accrued preference of Aspen Park’s Series A Preferred Stock through May 10, 2016, each of Dr. Steiner and Dr. Fisch will beneficially own approximately 15.3% of the shares of Veru Common Stock outstanding immediately following the closing of the Mergers.

The Lock-Up Agreements generally prohibit each such holder from transferring 75% of the shares of Veru Common Stock the holder is entitled to receive in the APP Merger for a period of 18 months following the closing of the Mergers. The Lock-Up Agreements also contain an agreement by each holder to vote all shares of Veru Common Stock owned by such stockholder or over which such stockholder has voting control:

•	in favor of the election of each of the three members of Veru’s board of directors, which we refer to as the “Veru Board,” who have been designated by FHC, who we collectively refer to as the “FHC Board Designees,” at the 2017 annual meeting of stockholders of Veru for terms ending at the 2018 annual meeting of stockholders of Veru;

•	against the removal of any FHC Board Designee before the 2018 annual meeting of stockholders of Veru; and

•	in favor of all persons nominated by Veru’s nominating and corporate governance committee for election as directors at the 2017 annual meeting of stockholders of Veru and the 2018 annual meeting of stockholders of Veru.

A form of the Lock-Up Agreement is attached as Annex B to this proxy statement.

Treatment of Equity-Based Awards (See page 89)

FHC will take all actions necessary to cause (1) each option to purchase shares of FHC Common Stock that is outstanding immediately prior to the effective time of the Reincorporation Merger to be converted into an option to purchase, on the same terms and conditions (including, if applicable, any continuing vesting requirements and per share exercise price), an equal number of shares of Veru Common Stock and (2) any other outstanding award relating to shares of FHC Common Stock to be converted into an equivalent award relating to an equal number of shares of Veru Common Stock. Veru will also assume sponsorship of FHC’s 1997 Stock Option Plan and 2008 Stock Incentive Plan following the effective time of the Reincorporation Merger. Some of the outstanding equity awards of FHC provide for accelerated vesting upon a change of control, including the Mergers. See the section entitled “The Mergers—Interests of FHC’s Directors and Executive Officers in the Mergers” beginning on page 77 of this proxy statement for additional information regarding such awards that are held by directors or executive officers of FHC. Aspen Park does not have any outstanding stock options or other equity-based awards.

Listing of Veru Common Stock (See page 83)

FHC Common Stock is listed on the NASDAQ Capital Market under the symbol “FHCO.” It is a condition to the obligations of the parties to complete the Mergers that the shares of Veru Common Stock to be issued in the Mergers will have been approved for listing (subject to notice of issuance) on NASDAQ. The new trading symbol is expected to be “[●].”

Expected Timing of the Mergers

The parties expect to consummate the Mergers promptly following the approval of the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal by the required vote of the FHC stockholders at the Special Meeting and the satisfaction or waiver of the other conditions precedent to the parties’ respective obligations to consummate the Mergers, each as further set forth in the Merger Agreement.

FHC currently anticipates that the Mergers will be consummated during the third quarter of 2016. As noted in the preceding paragraph, however, consummation of the Mergers is subject to various conditions and it is possible that factors outside the control of FHC and/or Aspen Park could result in the Mergers being consummated at a later time, or not at all.

Board of Directors of Veru After Completion of the Mergers (See page 73)

Upon completion of the Mergers, Veru will have nine directors, and pursuant to the terms of the Merger Agreement, three of the directors have been designated by FHC, three of the directors have been designated by Aspen Park and three of the directors have been mutually designated by FHC and Aspen Park. Pursuant to the Merger Agreement, Veru will be obligated to nominate each of the three directors that have been designated by FHC for election at the 2017 annual meeting of stockholders of Veru for terms ending at the 2018 annual meeting of stockholders of Veru.

Steiner Employment Agreement (See page 104)

On April 5, 2016, concurrently with the execution of the Merger Agreement, FHC entered into an employment agreement, which we refer to as the “Steiner Employment Agreement,” with Mitchell S. Steiner, M.D., the current Chief Executive Officer of Aspen Park who will serve as President and Chief Executive Officer of Veru after the completion of the Mergers. The Steiner Employment Agreement begins upon the completion of the Mergers when it will be assumed by Veru following the Reincorporation Merger, and if the Merger Agreement terminates for any reason before the Mergers become effective, the Steiner Employment Agreement will terminate. For a summary of the terms of the Steiner Employment Agreement, see the section entitled “Agreements Relating to the Mergers—Steiner Employment Agreement” beginning on page 104 of this proxy statement.

Recommendation of the FHC Board and its Reasons for the Mergers (See page 65)

The FHC Board, after considering all factors that the FHC Board deemed relevant and after consulting with independent legal and financial advisors, determined by a unanimous vote of the six directors who voted that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to and in the best interests of FHC and its stockholders, and adopted and approved the Merger Agreement and the transactions contemplated thereby, including the Mergers. Certain factors considered by the FHC Board in reaching its decision to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Mergers, can be found in the section entitled “The Mergers—Recommendation of the FHC Board and its Reasons for the Mergers” beginning on page 65 of this proxy statement.

The FHC Board, by a unanimous vote of the six directors who voted, recommends that the stockholders of FHC vote:

•	“FOR” the Merger Proposal, which is a proposal to approve and adopt the Merger Agreement, thereby approving the transactions contemplated therein, including the Reincorporation Merger and the APP Merger;

•	“FOR” the Share Increase Proposal, which is a proposal to approve an amendment to FHC’s Amended and Restated Articles of Incorporation, as amended, to increase the total number of authorized shares of FHC Common Stock from 38,500,000 shares to 160,000,000 shares and to increase the total number of authorized shares of preferred stock of FHC from 5,015,000 shares to 40,000,000 shares;

•	“FOR” the Majority Vote Proposal, which is a proposal to amend FHC’s Amended and Restated Articles of Incorporation, as amended, to change the vote required by stockholders to approve certain amendments to FHC’s Articles of Incorporation, certain mergers, share exchanges or conversions, certain sales of all or substantially all of FHC’s assets, and a dissolution of FHC from an affirmative vote of the holders of two-thirds of the shares entitled to vote thereon pursuant to Section 180.1706 of the WBCL to the holders of a majority of the voting power of the outstanding shares of capital stock of FHC entitled to vote thereon;

•	“FOR” the Share Issuance Proposal, which is a proposal to approve the issuance of up to 24,052,476 shares of Veru Common Stock to Aspen Park’s stockholders pursuant to the Merger Agreement;

•	“FOR” the Advisory Compensation Proposal, which a proposal to approve, by a non-binding advisory vote, the specified compensation arrangements disclosed in this proxy statement that will or may become payable to FHC’s named executive officers in connection with the consummation of the Mergers; and

•	“FOR” the Adjournment Proposal, which is a proposal to approve the adjournment of the Special Meeting if necessary or appropriate in the view of the FHC Board, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal or the Share Issuance Proposal.

The transactions contemplated by the Merger Agreement cannot be consummated unless the holders of at least two-thirds of the outstanding shares of FHC Common Stock vote in favor of the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal and unless a majority of the votes cast at the Special Meeting vote in favor of the Share Issuance Proposal. If you do not vote your shares as instructed in the enclosed proxy card, or if you do not instruct your broker how to vote any shares held for you in “street name,” the effect will be a vote against the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal. If the stockholders of FHC do not approve the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal by the required vote, none of those proposals will be implemented and the Mergers will not be completed.

Support Agreements (See page 101 and Annex C)

In connection with the Merger Agreement, at the specific request of Aspen Park and as an inducement to Aspen Park’s willingness to enter into the Merger Agreement, each of the members of the FHC Board who owns any shares of FHC Common Stock entered into a Support Agreement with Aspen Park, whereby each such director agreed, among other things, to vote all of the shares of FHC Common Stock beneficially owned by such director (i) in favor of the Mergers and the Merger Agreement, thereby approving the transactions contemplated therein, including the Reincorporation Merger and the issuance of the shares of Veru Common Stock to the Aspen Park stockholders in the APP Merger, and in favor of any related matter submitted to the stockholders of FHC in furtherance of the transactions contemplated by the Merger Agreement, and (ii) against any alternate acquisition proposal and other actions, proposals, transactions or agreements that would reasonably be expected to impede or adversely affect the consummation of the Mergers, in each case, subject to the terms and conditions of such Support Agreement. Further, each such director agreed during the term such director’s respective Support Agreement is in effect, not to, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber any of the shares of FHC Common Stock beneficially owned by such director or enter into any contract, option or other agreement with respect to, or consent to, a transfer, sale, offer, exchange, assignment, pledge or disposition of or encumbrance on any of the shares of FHC Common Stock beneficially owned by such director or such director’s voting or economic interest therein. As of the record date, the total number of shares of FHC Common Stock covered by the Support Agreements equaled approximately [●]% of the total outstanding shares of FHC Common Stock. One member of the FHC Board, Sharon Meckes, did not enter into a Support Agreement because she does not own any shares of FHC Common Stock.

Opinion of the FHC’s Financial Advisor (See page 68 and Annex D)

Torreya Partners LLC, a division of Financial West Investment Group, which we refer to as “Torreya,” delivered its opinion to the FHC Board that, as of March 31, 2016 and subject to the assumptions, limitations, qualifications and other matters set forth in such opinion, the merger consideration to be paid by FHC to the Aspen Park stockholders pursuant to the Merger Agreement was fair from a financial point of view to FHC.

The full text of the written opinion of Torreya, dated March 31, 2016, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D to this proxy statement. Torreya provided its opinion for the information and assistance of the FHC Board in connection with its consideration of the Mergers. The Torreya opinion is not a recommendation as to how any holder of FHC Common Stock should vote with respect to the Mergers or any other matter.

Interests of FHC’s Directors and Executive Officers in the Mergers (See page 77)

In considering the recommendation of the FHC Board that the stockholders of FHC vote “FOR” each Proposal at the Special Meeting, the stockholders of FHC should be aware that the directors and executive officers of FHC have interests in the Mergers that may be different from, or in addition to, those of the stockholders of FHC generally. The FHC Board was aware of these interests and considered them, among other matters, in evaluating the Merger Agreement, in reaching its decision to adopt and approve the Merger Agreement, and in deciding to approve the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement and to recommend that FHC’s stockholders vote “FOR” each Proposal at the Special Meeting. These interest include the following, among others:

•	The Merger Agreement provides that the Veru Board will consist of nine members, three of whom will be designated by FHC and will consist of O.B. Parrish, David R. Bethune and another director to be designated by FHC.

•	As of the closing of the Mergers, a total of 188,049 shares of unvested restricted stock held by directors and executive officers of FHC will become fully vested.

•	As of the closing of the Mergers, directors and executive officers of FHC will be entitled to receive a total of 86,333 shares of Veru Common Stock, or at the option of each such director or executive officer, the cash equivalent of all or part of such shares, pursuant to outstanding equity awards.

•	David R. Bethune, a director of FHC, will be entitled to receive a grant of 280,000 restricted shares of Veru Common Stock and options to purchase a total of 280,000 shares of Veru Common Stock immediately following the closing of the Mergers. The restricted shares and options will vest over a two-year period after the closing of the Mergers. As this issuance will be made by Veru after the closing of the Mergers, it will not affect the ratio of approximately 55% of the Veru Common Stock to the FHC stockholders and approximately 45% of the Veru Common Stock to the Aspen Park stockholders and the dilutive effect will be shared by the FHC stockholders and the Aspen Park stockholders.

•	Michele Greco and Martin Tayler, executive officers of FHC, each entered into an employment agreement with FHC at the time of the execution of the Merger Agreement. These employment agreements will take effect if the Mergers are closed and will replace each executive officer’s existing change of control agreement with FHC.

•	For a period of six years after the closing of the Mergers, Veru will indemnify and hold harmless each director and officer of FHC or any of its subsidiaries against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses (including attorneys’ fees) incurred in connection with any action, whether civil, criminal, administrative or investigative, arising out of or pertaining to any action or omission in their capacity as an officer or director. In addition, each present and former director and officer of FHC will receive other additional indemnification and insurance benefits as more fully described in the section entitled “The Merger Agreement—Indemnification of Directors and Officers; Directors’ and Officers’ Insurance” beginning on page 97 of this proxy statement.

Anticipated Accounting Treatment (See page 81)

The APP Merger will be accounted for using the acquisition method as required in Accounting Standards Codification 805, Business Combinations.

No Dissenters’ Rights (See page 83)

Under Wisconsin law, FHC’s stockholders will not be entitled to appraisal, dissenters’ or similar rights in connection with the Mergers or the other transactions contemplated by the Merger Agreement.

Conditions to Completion of the Mergers (See page 97)

As more fully described in the section of this proxy statement entitled “The Merger Agreement—Conditions to Completion of the Mergers” beginning on page 97 of this proxy statement, each party’s obligation to consummate the Mergers is subject to the satisfaction or written waiver (where permissible) of the following conditions:

•	FHC having obtained the required approval by the FHC stockholders of the proposals relating to the Merger Agreement, which includes approval of the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal by the affirmative vote of the holders of at least two-thirds of all outstanding shares of FHC Common Stock at the Special Meeting and approval of the Share Issuance Proposal by a majority of the votes cast at the Special Meeting;

•	the absence of any law, court order or other legal restraint or prohibition in effect preventing the consummation of the Mergers;

•	the shares of Veru Common Stock issuable to the FHC stockholders and Aspen Park stockholders having been approved for listing on NASDAQ, subject to official notice of issuance;

•	the truth and accuracy of certain representations and warranties made by the other party in the Merger Agreement, subject to certain exceptions as set forth in the section entitled “The Merger Agreement— Conditions to Completion of the Mergers” beginning on page 97 of this proxy statement; and

•	the other party’s performance in all material respects of all obligations required by the Merger Agreement on or prior to the closing of the Mergers.

No Solicitation of Acquisition Proposals (See page 94)

In the Merger Agreement, subject to certain exceptions, each of FHC and Aspen Park has agreed that it will not, and will not authorize or permit any of its controlled affiliates nor any officers, directors or employees of its or any of its controlled affiliates to (and it will use it reasonable best efforts to cause each of its representatives not to) directly or indirectly:

•

solicit, initiate or knowingly encourage or facilitate (including by way of furnishing information), or knowingly take any other action designed to facilitate, any inquiries regarding, or the making of, or any announcement or submission of, any expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, or the consummation of which would constitute an alternative transaction (as defined in the section entitled “The Merger Agreement—No Solicitation of Acquisition Proposals” beginning on page 94 of this proxy statement);

•	enter into any contract with respect to any alternative transaction; or

•	participate in any discussions or negotiations, or cooperate in any way with any person (or group of persons), with respect to any inquiries regarding, or the making of, any proposal the consummation of which would constitute an alternative transaction (except to notify such person or group of persons of the existence of the non-solicitation provision of the Merger Agreement).

Prior to the date that FHC obtains the required vote of its stockholders approving the transactions contemplated by the Merger Agreement, if the FHC Board determines in good faith that a proposal that did not result from a material breach by FHC of the non-solicitation provision of the Merger Agreement constitutes or could reasonably be expected to result in a “superior proposal” (as defined in the section entitled “The Merger Agreement—No Solicitation of Acquisition Proposals” beginning on page 94 of this proxy statement), FHC and its representatives may (i) furnish information with respect to FHC and its subsidiaries to the person (or group of persons) making such proposal (and its representatives and financing sources) (provided that all such information has previously been provided to Aspen Park or is provided to Aspen Park prior to or substantially concurrent with the time it is provided to such person) pursuant to a customary confidentiality agreement containing terms as to confidentiality generally no less restrictive than the terms of the confidentiality agreement between Aspen Park and FHC and (ii) participate in discussions or negotiations regarding such proposal with the person (or group of persons) making such proposal (and its representatives and financing sources). For a further discussion of the limitations on solicitation of acquisition proposals, and exceptions to such limitations, see the section entitled “The Merger Agreement—No Solicitation of Acquisition Proposals” beginning on page 94 of this proxy statement.

Changes in FHC Board Recommendation (See page 96)

Under the Merger Agreement, subject to certain exceptions, the FHC Board has agreed to recommend that stockholders of FHC vote in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, and that neither the FHC Board nor any committee of the FHC Board will, (i) withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, or fail to make, in each case in a manner adverse to Aspen Park, such recommendation; (ii) approve or recommend, or propose publicly to approve or recommend, any alternative transaction or (iii) cause FHC to enter into any letter of intent, agreement in principle, acquisition agreement or other agreement related to any alternative transaction or requiring, or reasonably likely to cause, FHC to terminate, delay or fail to consummate, or that would otherwise impede, interfere with or be inconsistent with, the consummation of the Mergers. The actions described in any of the foregoing clauses (i) and (ii) are collectively referred to in this proxy statement as an “adverse recommendation change.”

Prior to the date that FHC obtains the required vote of its stockholders approving the transactions contemplated by the Merger Agreement, the FHC Board may effect an adverse recommendation change if FHC receives an unsolicited written acquisition proposal that the FHC Board determines in good faith (after consultation with its advisors) is a superior proposal and determines in good faith (after consultation with its outside legal counsel) that its failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law. FHC’s ability to effect an adverse recommendation change is further subject to FHC’s compliance with certain notice and other requirements set forth in the Merger Agreement. For a further discussion of the limitations on effecting adverse recommendation changes, see the section entitled “The Merger Agreement—Changes in FHC Board Recommendation” beginning on page 96 of this proxy statement.

How the Merger Agreement May Be Terminated (See page 98)

The Merger Agreement may be terminated, at any time prior to the closing of the Mergers:

•	by mutual written consent of FHC and Aspen Park;

•	by either FHC or Aspen Park if: (i) the Mergers have not been consummated prior to September 30, 2016 (provided that the party seeking to terminate has not materially breached the Merger Agreement or has otherwise failed to perform any of its material obligations under the Merger Agreement in any manner that has proximately caused the failure of the Mergers to be consummated by such time); (ii) if FHC has not obtained the requisite approval of FHC’s stockholders; or (iii) a court of competent jurisdiction has issued a final and nonappealable order having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers;

•	by FHC or Aspen Park if Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park) breaches or fails to perform any of its representations, warranties, covenants or other agreements contained in the Merger Agreement that would give rise to the failure of an applicable condition to completion of the Mergers and such breach is incapable of being cured or is not cured within 30 days of written notice thereof;

•	by Aspen Park if at any time prior to approval by the FHC stockholders, (i) the FHC Board withdraws, qualifies or modifies the approval or recommendation of the Merger Agreement or the Mergers or approves or recommends any other acquisition proposal; (ii) FHC fails to include the recommendation of approval of the Merger Agreement or the Mergers in this proxy statement or (iii) FHC breaches any of its obligations not to solicit acquisition proposals in any material respect; or

•	by FHC if at any time prior to approval by the FHC stockholders, (i) the FHC Board determines that any other acquisition proposal constitutes a superior proposal and FHC provides notice of such determination and (ii) concurrently with such termination, FHC enters into a definitive acquisition agreement for such superior proposal.

Effect of Termination (See page 99)

If the Merger Agreement is validly terminated, the Merger Agreement will become void and there will be no liability or obligation on the part of any of the parties, except for the confidentiality provisions, provisions relating to the effect of termination (including the termination fee described in the following paragraph) and certain other specified general provisions of the Merger Agreement, each of which will survive the termination of the Merger Agreement. The parties have further agreed that nothing in the Merger Agreement, including the termination of the Merger Agreement, will relieve any party from liability for willful breach (as defined in the section entitled “The Merger Agreement—Termination of the Merger Agreement” beginning on page 98 of this proxy statement) of the Merger Agreement.

Under the Merger Agreement, FHC is required to pay Aspen Park 70% of Aspen Park’s reasonable, direct out-of-pocket expenses incurred in connection with the Merger Agreement through the effective date of such termination and 100% of Aspen Park’s specified expenses (as defined in the section entitled “The Merger Agreement—Termination Fees and Expenses” beginning on page 99 of this proxy statement) or a termination fee of $2,500,000 in cash, which we refer to as the “termination fee,” if the Merger Agreement is terminated under the circumstances set forth in the Merger Agreement, which are summarized in the section entitled “The Merger Agreement—Termination Fees and Expenses” beginning on page 99 of this proxy statement. Among other conditions, in no event will the termination fee be payable unless FHC completes an alternative transaction with a third party. In no event will FHC be required to pay the termination fee in connection with the termination of the Merger Agreement more than once. The parties have agreed that the payment of the termination fee by FHC to Aspen Park in accordance with the terms of the Merger Agreement will be the sole and exclusive remedy for any loss Aspen Park suffers as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated, except for fraud, intentional misrepresentation, felonious criminal activity or willful misconduct.

Expenses (See page 99)

All fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such fees and expenses, whether or not the Mergers are completed, with certain exceptions expressly set forth in the Merger Agreement.

Post-Closing Indemnification and Escrow (See pages 91 and 101)

The shares of Veru Common Stock subject to the Lock-Up Agreements, which are 75% of the shares of Veru Common Stock issuable to Dr. Steiner, Dr. Fisch and the Fisch LLC, who we refer to as the “Escrow Participants,” will be held in escrow for a period of one-year after the closing of the Mergers to serve as the sole remedy for indemnification obligations in the Merger Agreement. We refer to the shares of Veru Common Stock in the escrow account as the “Escrow Shares.” The indemnification obligations in the Merger Agreement for purposes of the escrow cover all losses, costs, obligations, liabilities, settlement payments, fines, penalties, damages (excluding punitive damages other than to the extent such damages are payable to a third party), expenses, taxes and other charges suffered, sustained, incurred or paid by Veru and certain related parties with respect to:

•	any inaccuracy in or breach of any representation or warranty made by Aspen Park in the Merger Agreement or in any certificate delivered to FHC pursuant to the Merger Agreement;

•	any breach of any covenant or agreement on the part of Aspen Park in the Merger Agreement or the agreements entered into in connection with the Merger Agreement; and

•	any claim by a former Aspen Park stockholder to consideration to be paid pursuant to the Merger Agreement other than as set forth on the allocation certificate to be delivered to FHC by Aspen Park.

Except for claims arising from or based on fraud, intentional misrepresentation, felonious criminal activity or willful misconduct, recovery from the escrow fund will be the exclusive means for the indemnified parties to recover any damages for which they are entitled to indemnification under the Merger Agreement or otherwise and under any theory of liability.

Seventy-five percent of the Escrow Shares are eligible for release from escrow six months after the closing of the Mergers, although any shares released from escrow will remain subject to the Lock-Up Agreements until the end of their term. The maximum amount payable out of the Escrow Shares with respect to indemnification claims is $25,000,000. For a further discussion of the post-closing indemnification claims and the escrow, see the sections entitled “The Merger Agreement—Indemnification; Remedies” beginning on page 91 of this proxy statement and “Agreements Relating to the Mergers—Escrow Agreement” beginning on page 101 of this proxy statement.

Registration Rights Agreement (See page 103 and Annex H)

The shares of Veru Common Stock issued to the Aspen Park stockholders in accordance with the Merger Agreement will be issued pursuant to an exemption from registration under federal securities regulations. Such shares will be subject to certain transfer restrictions under applicable securities laws, including applicable holding period requirements. In connection with the Merger Agreement, Veru will also enter into a registration rights agreement, which we refer to as the “Registration Rights Agreement,” with the former stockholders of Aspen Park receiving shares of Veru Common Stock in connection with the APP Merger pursuant to which such stockholders will be granted demand registration rights and piggyback registration rights to participate in subsequent registered offerings of Veru Common Stock, subject to the terms and conditions of the Registration Rights Agreement.

Regulatory Approvals; Third Party Consents (See page 81)

FHC and Aspen Park are not required to file a notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the Mergers or the other transactions contemplated by the Merger Agreement.

FHC must comply with applicable federal and state securities laws and the rules and regulations of NASDAQ in connection with the Mergers and the other transactions contemplated by the Merger Agreement, including the issuance of shares of Veru Common Stock to the stockholders of FHC and the stockholders of Aspen Park.

Completion of the Mergers will constitute an event of default under FHC’s credit agreement for its $10 million revolving line of credit with BMO Harris Bank N.A. as a “change of control” as defined in the credit agreement and require a waiver of other covenants in the credit agreement. As a result, the line of credit will not remain in place after the completion of the transaction, and any amounts outstanding will become due upon the completion of the transaction, unless BMO Harris Bank N.A. agrees to waive the change of control provision and other applicable provisions of the credit agreement in connection with the transaction.

Risk Factors (See page 23)

In evaluating the Merger Agreement and the Mergers, you should consider certain risks discussed in the section entitled “Risk Factors” beginning on page 23 of this proxy statement.

U.S. Federal Income Tax Consequences (See page 82)

We believe that the Reincorporation Merger will be tax-free to the FHC stockholders and you will be entitled to the same aggregate basis in shares of Veru Common Stock as the aggregate basis you have in your shares of FHC Common Stock. Everyone’s tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the Reincorporation Merger to you.

The Special Meeting (See page 43)

The Special Meeting will be held on [●], 2016 at [●] [a.m.] [p.m.], local time, at [●].

Matters to be Considered at the Special Meeting. At the Special Meeting, and any adjournments or postponements thereof, FHC’s stockholders will be asked to:

•	approve the Merger Proposal;

•	approve the Share Increase Proposal;

•	approve the Majority Vote Proposal;

•	approve the Share Issuance Proposal;

•	approve the Advisory Compensation Proposal; and

•	approve the Adjournment Proposal

Record Date. The FHC Board has fixed the close of business on [●], 2016 as the record date for determination of FHC’s stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

Required Vote. Approval of the Proposals requires the following votes:

•	Merger Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock;

•	Share Increase Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock;

•	Majority Vote Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock;

•	Share Issuance Proposal requires that a majority of the total votes cast at the Special Meeting vote in favor of the Share Issuance Proposal;

•	Advisory Compensation Proposal requires that the votes cast in favor of the proposal exceed the votes cast against the proposal; and

•	Adjournment Proposal requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

As of the close of business on the record date for the Special Meeting, there were [●] shares of FHC Common Stock outstanding.

Help in Answering Questions

If you have any questions about the Special Meeting or the Mergers after reading this proxy statement, you may contact D.F. King & Co., Inc., our proxy solicitor, at 48 Wall Street, 22nd Floor, New York, New York 10005, or toll-free at (866) 751-6309.

SUMMARY FINANCIAL DATA OF ASPEN PARK

The following tables set forth, for the periods and as of dates indicated, the summary historical financial data of Aspen Park. The summary historical financial data as of March 31, 2016 and for the six months ended March 31, 2016 and 2015 have been derived from Aspen Park’s unaudited financial statements included elsewhere in this proxy statement. The summary historical financial data as of and for the year ended September 30, 2015 and as of and for the period beginning June 9, 2014 (date of inception) to September 30, 2014 have been derived from the audited financial statements included elsewhere in this proxy statement. The unaudited financial statements have been prepared on the same basis as Aspen Park’s audited financial statements and, in the opinion of management of Aspen Park, reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for those periods. The results for any interim period are not necessarily indicative of the results that may be expected for a full year. The historical results included here and elsewhere in this proxy statement are not necessarily indicative of future performance or results of operations.

The summary condensed financial data presented below represents portions of the financial statements of Aspen Park and you should read this information in conjunction with “Selected Historical Consolidated Financial Data of Aspen Park,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Aspen Park” and the financial statements of Aspen Park and related notes included elsewhere in this proxy statement.

	Six Months Ended March 31		Year ended September 30, 2015	Inception to September 30, 2014
	2016	2015
	(In thousands)		(In thousands)
Summary Statement of Operations Data:
Revenue, net	$8	$—	$17	$—
Cost of goods sold	3	—	6	—
Gross profit	5	—	11	—
Operating expenses	780	534	1,185	44
Net loss from operations	(776)	(534)	(1,175)	(44)
Other expenses	30	22	53	—
Net loss	(805)	(556)	(1,228)	(44)
Net loss attributable to common stockholders	$(873)	$(596)	$(1,318)	$(44)

	As of March 31, 2016	As of September 30,
		2015	2014
	(In thousands)	(In thousands)
Summary Balance Sheet Data:
Cash	$1,498	$569	$4
Working capital	575	40	(40)
Total assets	1,534	616	4
Total liabilities	959	1,825	44
Total shareholders’ equity (deficit)	$575	$(1,209)	$(40)

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The following selected unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting as outlined in Financial Accounting Standards Board ASC 805, Business Combinations, with FHC considered the acquiring company. The unaudited pro forma condensed combined balance sheet data assumes that the Mergers were completed on March 31, 2016, and combines FHC’s and Aspen Park’s historical consolidated balance sheets at March 31, 2016. The unaudited pro forma condensed combined statements of operations data assume that the Mergers were completed as of October 1, 2014. The unaudited pro forma condensed combined statements of operations data for the six months ended March 31, 2016 and the year ended September 30, 2015 combine FHC’s and Aspen Park’s historical consolidated statements of operations data for the periods then ended.

The selected unaudited pro forma condensed combined financial data are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had the entities been a single entity during these periods. The selected unaudited pro forma combined financial data as of and for the six months ended March 31, 2016 and for the year ended September 30, 2015 are derived from the unaudited pro forma condensed combined financial statements included elsewhere in this proxy statement and should be read in conjunction with those statements and the related notes. See “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 108 of this proxy statement.

	Six Months Ended March 31, 2016	Year Ended September 30, 2015
	(In thousands, except per share data)
Unaudited pro forma condensed combined statement of operations data:
Net revenues	$13,011	$32,622
Operating income	1,687	5,443
Income before income taxes	1,521	5,459
Net income attributable to common stockholders	$720	$3,118
Net income per share, basic	$0.01	$0.06
Net income per share, diluted	$0.01	$0.06
Shares used in per share calculations, basic	52,813	52,448
Shares used in per share calculations, diluted	53,390	53,844

As of March 31, 2016
(In thousands)
Unaudited pro forma condensed combined balance sheet data:
Cash	$4,290
Working capital	19,882
Total assets	70,954
Total liabilities	6,387
Stockholders’ equity	64,567

RISK FACTORS

In addition to the other information included in this proxy statement, including the matters addressed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 42 of this proxy statement, you should carefully consider the following risk factors before deciding how to vote your shares of FHC Common Stock at the Special Meeting. These factors should be considered in conjunction with the other information included by FHC in this proxy statement. If any of the risks described below actually materialize, the businesses, financial condition, results of operations, prospects or stock prices of FHC and/or the combined company could be materially and adversely affected.

Risks Related to the Mergers

The announcement and pendency of the Mergers could have a negative impact on FHC’s and Aspen Park’s respective businesses, financial conditions, results of operations or business prospects, or on FHC’s stock price.

The announcement and pendency of the Mergers could disrupt FHC’s and Aspen Park’s businesses in the following ways, any of which could negatively affect FHC’s stock price or could harm our financial condition, results of operations or business prospects:

•	customers and other third-party business partners of FHC or Aspen Park may seek to terminate or renegotiate their relationships with FHC or Aspen Park as a result of the Mergers, whether pursuant to the terms of their existing agreements with FHC or Aspen Park, or otherwise;

•	the attention of FHC’s and/or Aspen Park’s management may be directed toward the completion of the Mergers and related matters and may be diverted from the day-to-day business operations of their respective companies, including from other opportunities that might otherwise be beneficial to FHC or Aspen Park; and

•	current and prospective employees may experience uncertainty regarding their future roles with the combined company, which might adversely affect FHC’s ability to retain, recruit and motivate key personnel.

Should they occur, any of these matters could adversely affect the stock price of FHC or harm the financial condition, results of operations or business prospects of FHC and/or Aspen Park.

FHC may fail to complete the Mergers.

The Mergers have been approved by each company’s board of directors, as well as Aspen Park’s stockholders, but prior to the consummation of the Mergers, the Mergers will require approval of FHC’s stockholders. While there can be no assurances as to the exact timing of the completion of the Mergers, or that the Mergers will be completed at all, FHC and Aspen Park are working to complete the transaction in the third quarter of 2016. In addition to the approval of FHC’s stockholders, the consummation of the Mergers is subject to a number of other customary closing conditions. FHC cannot assure you that the conditions required to consummate the Mergers will be satisfied on the anticipated schedule, or at all.

If FHC does not complete the Mergers, it will have incurred substantial expenses for which no ultimate benefit will have been received. FHC has incurred out-of-pocket expenses in connection with the transaction for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed. In addition, the Merger Agreement provides for the payment by FHC to Aspen Park of a termination fee of $2,500,000 if FHC or Aspen Park terminate the Merger Agreement under specified circumstances. Among other conditions, in no event will the termination fee be payable unless FHC completes an alternative transaction with a third party. The Merger Agreement also provides that if Aspen Park or FHC terminates the Merger Agreement due to FHC’s failure to obtain the required approval of its stockholders, FHC will be obligated to reimburse Aspen Park for 70% of Aspen Park’s reasonable, direct out-of-pocket expenses incurred in connection with the Merger Agreement through the effective date of such termination and 100% of the specified expenses incurred by Aspen Park. See the section entitled “The Merger Agreement—Termination Fees and Expenses” beginning on page 99 of this proxy statement for additional information.

Risks Related to Aspen Park and its Business

Aspen Park is an early-stage entity with limited resources, limited operating history and continuing losses.

Aspen Park was formed on June 9, 2014 and has limited operating history. Aspen Park is at an early stage of development and, as such, has limited capitalization, limited operating history, no earnings and limited assets. There can be no assurance that any performance record of any member of Aspen Park’s management team, or any of its respective future employees, affiliates or representatives, will be repeated with respect to Aspen Park or will confer any benefits on Aspen Park. Aspen Park may never achieve positive cash flow or profitability.

Aspen Park’s future success will depend in large part on its ability to successfully develop and commercialize its drug candidates. Although Aspen Park’s PREBOOST product is commercially available, two of Aspen Park’s principal product candidates, APP-111 and APP-112, have not yet reached the stage of clinical studies and will require additional preclinical studies and it is uncertain when such studies will commence. APP-944 and MSS-722 are at the Phase 2 clinical trial stage, and Aspen Park intends to submit a New Drug Application, or “NDA,” using the 505(b)(2) FDA regulatory pathway with respect to these drug candidates. Tamsulosin DRS, Aspen Park’s proprietary new powder-like formulation containing the active pharmaceutical ingredient in FLOMAX® (tamsulosin HCI), will require a bioequivalence study which is not expected to commence before the fourth quarter of fiscal year 2016. Aspen Park may not be able to complete the development of these drug candidates, the results of the clinical trials may not be sufficient to support an NDA for any of them and even if the combined company believes the results of its clinical trials are sufficient to support any NDA that it submits, the FDA may disagree and may not approve such NDA. In addition, even if the FDA approves one or more of Aspen Park’s NDAs, it may do so with restrictions on the intended uses that may make commercialization of the product or products financially untenable. The failure to commercialize or obtain necessary approval for any one or more of these products would substantially harm Aspen Park’s prospects and its business.

Additional financing will be needed to support Aspen Park’s development activities.

Aspen Park expects to incur significant expenditures over the next several years to support its preclinical and clinical development activities, particularly with respect to clinical trials for its MSS-722, APP-944, APP-111 and APP-112 product candidates and the bioequivalence study for Tamsulosin DRS. This will require the combined company to obtain additional capital for Aspen Park’s business, and additional capital may not be available on terms acceptable to the combined company.

In the event that combined company is unable to obtain adequate financing to conduct Aspen Park’s operations, Aspen Park may need to cease its business operations and begin liquidation proceedings. If Aspen Park needs to liquidate its assets, it would likely realize significantly less from them than the value that would have been attributed to its business had it been conducted as a going concern. The funds resulting from the liquidation of Aspen Park’s assets would be used first to pay off the debt owed to any secured and unsecured creditors before any funds would be available to the combined company or its stockholders, and any shortfall in the proceeds would directly reduce the amounts available for distribution, if any, to its creditors and to the combined company or its stockholders.

If adequate funds for Aspen Park cannot be raised, Aspen Park may be required to:

•	delay, reduce the scope of or eliminate one or more of its development programs;

•	relinquish, license or otherwise dispose of rights to technologies, product candidate or products that it would otherwise seek to develop or commercialize itself at an earlier stage or on terms that are less favorable than might otherwise be available; or

•	liquidate and dissolve Aspen Park.

Aspen Park’s future capital requirements will depend upon a number of factors, including:

•	the size, complexity, results and timing of its development programs;

•	the cost to obtain sufficient supply of the compounds necessary for its product candidates at a reasonable cost;

•	the time and cost involved in obtaining regulatory approvals;

•	the costs involved in preparing, filing, prosecuting, maintaining, defending and enforcing patent claims;

•	the costs involved in manufacturing and commercializing its product candidates; and

•	competing technological and market developments.

These factors could result in variations from currently projected operating and liquidity requirements.

Aspen Park has no experience in obtaining regulatory approval for a drug.

Aspen Park has never obtained regulatory approval for, or commercialized, a drug. It is possible that the FDA may refuse to accept any or all of Aspen Park’s planned NDAs for substantive review or may conclude, after review of Aspen Park’s data, that its applications are insufficient to obtain regulatory approval of any of its drug candidates. The FDA may also require that Aspen Park conduct additional clinical or manufacturing validation studies, which may be costly and time-consuming, and submit that data before it will reconsider Aspen Park’s applications. Depending on the extent of these or any other FDA required studies, approval of any NDA that Aspen Park submits may be significantly delayed, possibly for years, or may require Aspen Park to expend more resources than it has available or can secure. Any delay or inability in obtaining regulatory approvals would delay or prevent Aspen Park from commercializing its drug candidates, generating revenue from these proposed products and achieving and sustaining profitability. It is also possible that additional studies, if performed and completed, may not be considered sufficient by the FDA to approve any NDA Aspen Park submits. If any of these outcomes occur, Aspen Park may be forced to abandon its planned NDAs for one or more of its drug candidates, which would materially adversely affect Aspen Park’s business and could potentially cause it to cease operations.

Clinical trials involve a lengthy and expensive process with an uncertain outcome and results of earlier studies and trials may not be predictive of future trial results. Clinical trials are expensive, can take many years to complete and have highly uncertain outcomes. Failure can occur at any time during the clinical trial process as a result of inadequate performance of a drug, inadequate adherence by patients or investigators to clinical trial protocols or other factors. New drugs in later stages of clinical trials may fail to show the desired safety and efficacy traits despite having progressed through earlier clinical trials. A number of companies in the biopharmaceutical industry have suffered significant setbacks in advanced clinical trials as a result of a lack of efficacy or adverse safety profiles, despite promising results in earlier trials. Aspen Park’s future clinical trials may not be successful or may be more expensive or time-consuming than it currently expects. If clinical trials for any of Aspen Park’s drug candidates fail to demonstrate safety or efficacy to the satisfaction of the FDA, the FDA will not approve that drug and Aspen Park would not be able to commercialize it, which will have a material adverse effect on its business, financial condition, results of operations and prospects.

Aspen Park could experience delays in its planned clinical trials.

Aspen Park may experience delays in clinical trials that will be required to be conducted for its drug candidates. Aspen Park’s planned clinical trials might not begin on time; may be interrupted, delayed, suspended, or terminated once commenced; might need to be redesigned; might not enroll a sufficient number of patients; or might not be completed on schedule, if at all. Clinical trials can be delayed for a variety of reasons, including the following:

•	delays in obtaining regulatory approval to commence a trial;

•	imposition of a clinical hold following an inspection of Aspen Park’s clinical trial operations or trial sites by the FDA or other regulatory authorities;

•	imposition of a clinical hold because of safety or efficacy concerns by the FDA, a data safety monitoring board or committee, or “DSMB,” a clinical trial site’s institutional review board, or “IRB,” or Aspen Park;

•	delays in reaching agreement on acceptable terms with prospective contract research organizations, or “CROs,” and clinical trial sites;

•	delays in obtaining required IRB approval at each site;

•	delays in identifying, recruiting and training suitable clinical investigators;

•	delays in recruiting suitable patients to participate in a trial;

•	delays in having patients complete participation in a trial or return for post-treatment follow-up;

•	clinical sites dropping out of a trial to the detriment of enrollment;

•	time required to add new sites;

•	delays in obtaining sufficient supplies of clinical trial materials, including suitable active pharmaceutical ingredients; or

•	delays resulting from negative or equivocal findings of DSMB for a trial.

Patient enrollment, a significant factor in the timing of clinical trials, is affected by many factors, including the size and nature of the patient population, the proximity of patients to clinical sites, the eligibility criteria for the trial, the design of the clinical trial, competing clinical trials, and clinicians’ and patients’ perceptions as to the potential advantages of the drug being studied in relation to other available therapies, including any new drugs that may be approved for the indications Aspen Park is investigating. Any of these delays in completing Aspen Park’s clinical trials could increase its costs, slow down its product development and approval process and jeopardize its ability to commence product sales and generate revenue.

Aspen Park’s clinical trials may be suspended or discontinued.

Before Aspen Park can obtain regulatory approval for the commercial sale of its MSS-722, APP-944, APP-111 and APP-112 pharmaceutical product candidates, it is required to complete preclinical development with respect to such product candidates and/or extensive clinical trials in humans to demonstrate its safety and efficacy. To date, regulatory approval has not been obtained for any of Aspen Park’s pharmaceutical product candidates.

Unfavorable results from preclinical studies or clinical trials could result in delays, modifications or abandonment of ongoing or future clinical trials. Clinical results are frequently susceptible to varying interpretations that may delay, limit or prevent regulatory approvals. Negative or inconclusive results or adverse medical events during a clinical trial could cause a clinical trial to be delayed, repeated or terminated. In addition, Aspen Park may report top-line data from time to time, which is based on a preliminary analysis of key efficacy and safety data. Such top-line data may be subject to change following a more comprehensive review of the data related to the applicable clinical trial. If Aspen Park delays or abandons its development efforts related to its MSS-722, APP-944, APP-111 or APP-112 product candidates, or any other potential future product candidate fails to demonstrate sufficient safety and efficacy in any clinical trial, Aspen Park would experience potentially significant delays in, or be required to abandon, development of that product candidate. If Aspen Park delays or abandons its development efforts related to any of the MSS-722, APP-944, APP-111 or APP-112 product candidates, or any other potential future product candidate, it may not be able to generate sufficient revenues or raise the additional capital necessary to continue operations or become profitable.

Aspen Park’s clinical trials may be suspended or terminated at any time for a number of reasons. A clinical trial may be suspended or terminated by Aspen Park, its collaborators, the FDA or other regulatory authorities because of a failure to conduct the clinical trial in accordance with regulatory requirements or Aspen Park’s clinical protocols, presentation of unforeseen safety issues or adverse side effects, failure to demonstrate a benefit from using the investigational drug, changes in governmental regulations or administrative actions, lack of adequate funding to continue the clinical trial or negative or equivocal findings of the DSMB or the IRB for a clinical trial. An IRB may also suspend or terminate Aspen Park’s clinical trials for failure to protect patient safety or patient rights. Aspen Park may voluntarily suspend or terminate its clinical trials if at any time it believes that they present an unacceptable risk to participants. In addition, regulatory agencies may order the temporary or permanent discontinuation of Aspen Park’s clinical trials at any time if they believe the clinical trials are not being conducted in accordance with applicable regulatory requirements or present an unacceptable safety risk to participants. If Aspen Park elects or is forced to suspend or terminate any clinical trial of any proposed product that it develops, the commercial prospects of such proposed product will be harmed and Aspen Park’s ability to generate product revenue from any of these proposed products will be delayed or eliminated. Any of these occurrences may materially harm Aspen Park’s business, financial condition, results of operations and prospects.

Aspen Park may be subject to risks relating to collaboration with third parties.

As part of Aspen Park’s business strategy, it may enter into collaboration arrangements with strategic partners to develop and commercialize its product candidates. For Aspen Park’s collaboration efforts to be successful, it must identify partners whose competencies complement Aspen Park’s competencies. Aspen Park may be unsuccessful in entering into collaboration agreements with acceptable partners or negotiating favorable terms in these agreements. Also, Aspen Park may be unsuccessful in integrating the resources and capabilities of these collaborators with its own. In addition, Aspen Park may face a disadvantage in seeking to enter into or negotiating collaborations with potential partners because other potential collaborators may have greater management and financial resources than Aspen Park does. Aspen Park’s collaborators may prove difficult to work with or less skilled than originally expected. If Aspen Park is unsuccessful in its collaborative efforts, its ability to develop and market product candidates could be severely limited.

Aspen Park intends to rely on CROs to conduct its research and development activities.

Aspen Park will not have the resources to independently conduct research and development activities. Therefore, Aspen Park intends to rely on CROs and universities to conduct its research and development activities and for the execution of its clinical studies. Although Aspen Park will control only certain aspects of its CROs’ activities, Aspen Park will be responsible for ensuring that each of its studies is conducted in accordance with the applicable protocol, legal, regulatory and scientific standards and its reliance on the CROs does not relieve it of its regulatory responsibilities. Aspen Park cannot be sure that the CROs will conduct the research properly or in a timely manner, or that the results will be reproducible. Aspen Park and its CROs are required to comply with the FDA’s current Good Clinical Practices, or “cGCPs,” which are regulations and guidelines enforced by the FDA for all of Aspen Park’s products in clinical development. The FDA enforces these cGCPs through periodic inspections of trial sponsors, principal investigators and clinical trial sites. If Aspen Park or its CROs fail to comply with applicable cGCPs, the clinical data generated in its clinical trials may be deemed unreliable or invalid and the FDA may require Aspen Park to perform additional clinical trials before approving its proposed products. In addition, to evaluate the safety and effectiveness compared to placebo of Aspen Park’s drug candidates to a statistically significant degree, Aspen Park’s clinical trials will require an adequately large number of test subjects. Any clinical trial that a CRO conducts abroad on Aspen Park’s behalf is subject to similar regulation. Accordingly, if Aspen Park’s CROs fail to comply with these regulations or recruit a sufficient number of patients, Aspen Park may be required to repeat clinical trials, which would delay the regulatory approval process.

In addition, Aspen Park will not employ the personnel of its CROs, and, except for remedies available to Aspen Park under its agreements with such organizations, it cannot control whether or not they will devote sufficient time and resources to Aspen Park’s research and development and its clinical studies. Aspen Park’s CROs may also have relationships with other commercial entities, including one or more of Aspen Park’s competitors, for which they may also be conducting clinical studies or other drug development activities, which could impede their ability to devote appropriate time to Aspen Park’s clinical programs. If Aspen Park’s CROs do not successfully carry out their contractual duties or obligations or meet expected deadlines, if they need to be replaced, or if the quality or accuracy of the clinical data they obtain is compromised because of the failure to adhere to Aspen Park’s clinical protocols or regulatory requirements, or for other reasons, Aspen Park’s clinical trials may be extended, delayed or terminated and Aspen Park may not be able to obtain regulatory approval for or successfully commercialize its drug candidates that it seeks to develop. As a result, Aspen Park’s financial results and the commercial prospects for its drug candidates that it seeks to develop would be harmed, its costs could increase and its ability to generate revenue could be delayed or ended.

If any of Aspen Park’s relationships with these third parties terminate, it may not be able to enter into arrangements with alternative CROs or do so on commercially reasonable terms. Switching or entering into new relationships with CROs involves substantial cost and requires extensive management time and focus. In addition, there is a natural transition period when a new CRO commences work. As a result, delays occur, which can materially affect Aspen Park’s ability to meet its desired clinical development timelines and can increase its costs significantly. Aspen Park may encounter challenges or delays in entering into or maintaining these relationships, and any such delays or challenges may have a material adverse impact on Aspen Park’s business, financial condition, results of operations or prospects.

Aspen Park expects to rely on third party manufacturers.

For the foreseeable future, Aspen Park expects to rely on third-party manufacturers and other third parties to produce, package and store sufficient quantities of any future product candidates for use in its clinical trials. These product candidates are complicated and expensive to manufacture. If Aspen Park’s future third-party manufacturers fail to deliver Aspen Park’s product candidates for clinical use on a timely basis, with sufficient quality, and at commercially reasonable prices, Aspen Park may be required to delay or suspend clinical trials or otherwise discontinue development and production of its product candidates. While Aspen Park may be able to identify replacement third-party manufacturers or develop its own manufacturing capabilities for these product candidates, this process would likely cause a delay in the availability of Aspen Park’s product candidates and an increase in costs. In addition, third-party manufacturers may have a limited number of facilities in which Aspen Park’s product candidates can be produced, and any interruption of the operation of those facilities due to events such as equipment malfunction or failure or damage to the facility by natural disasters could result in the cancellation of shipments, loss of product in the manufacturing process or a shortfall in available product candidates.

In addition, regulatory requirements could pose barriers to the manufacture of Aspen Park’s drug candidates. Third-party manufacturers are required to comply with the FDA’s current Good Manufacturing Practices, or “cGMPs.” As a result, the facilities used by any of Aspen Park’s future manufacturers must be approved by the FDA. Holders of NDAs, or other forms of FDA approvals or clearances, or those distributing a regulated product under their own name, are responsible for manufacturing even though that manufacturing is conducted by a third-party contract manufacturing organization, or “CMO.” Aspen Park’s third-party manufacturers will be required to produce Aspen Park’s product candidates under FDA cGMPs in order to meet acceptable standards for Aspen Park’s clinical trials. Aspen Park’s third-party manufacturers may not perform their obligations under their agreements with Aspen Park or may discontinue their business before the time required by Aspen Park to gain approval for or commercialize its product candidates. In addition, Aspen Park’s manufacturers will be subject to ongoing periodic unannounced inspections by the FDA and corresponding state and foreign agencies for compliance with cGMPs and similar regulatory requirements. Failure by any of Aspen Park’s manufacturers to comply with applicable cGMPs could result in sanctions being imposed on Aspen Park, including fines, injunctions, civil penalties, delays, suspensions or withdrawals of approvals, operating restrictions, interruptions in supply, recalls, withdrawals, issuance of safety alerts and criminal prosecutions, any of which could have a material adverse impact on Aspen Park’s business, financial condition, results of operations and prospects. Finally, Aspen Park also could experience manufacturing delays if its CMOs give greater priority to the supply of other products over Aspen Park’s products and proposed products or otherwise do not satisfactorily perform according to the terms of their agreements with Aspen Park.

If any supplier of the product for Aspen Park’s drug candidates experiences any significant difficulties in its respective manufacturing processes, does not comply with the terms of the agreement between Aspen Park or does not devote sufficient time, energy and care to providing Aspen Park’s manufacturing needs, Aspen Park could experience significant interruptions in the supply of its drug candidates, which could impair its ability to supply its drug candidates at the levels required for its clinical trials and commercialization and prevent or delay their successful development and commercialization.

Changes in law could have a negative impact on Aspen Park’s business.

The FDA has established regulations, guidelines and policies to govern the drug development and approval process, as have foreign regulatory authorities. Any change in regulatory requirements resulting from the adoption of new legislation, regulations or policies may require Aspen Park to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols or clinical trial applications or the need for new ones, may significantly and adversely affect the cost, timing and completion of the clinical trials for Aspen Park’s drug candidates. In addition, the FDA’s policies may change and additional government regulations may be issued that could prevent, limit or delay regulatory approval of Aspen Park’s drug candidates, or impose more stringent product labeling and post-marketing testing and other requirements. If Aspen Park is slow or unable to adapt to any such changes, its business, prospects and ability to achieve or sustain profitability would be adversely affected.

Aspen Park may fail to commercialize its product candidates.

Aspen Park cannot be sure that, if its clinical trials for any of its MSS-722, APP-944, APP-111 or APP-112 product candidates are successfully completed, Aspen Park will be able to submit an NDA to the FDA or that any NDA it submits will be approved by the FDA in a timely manner, if at all. Aspen Park also cannot be sure that, if Aspen Park’s bioequivalence study for Tamsulosin DRS, the new powder-like formulation containing the active pharmaceutical ingredient in FLOMAX® (tamsulosin HCI), is successfully completed, Aspen Park will be able to submit an NDA under the 505(b)(2) pathway to the FDA or that any NDA it submits will be approved by the FDA in a timely manner, if at all. After completing clinical trials for a product candidate in humans, a drug dossier is prepared and submitted to the FDA as an NDA, and includes all preclinical studies and clinical trial data relevant to the safety and effectiveness of the product at the suggested dose and duration of use for the proposed indication as well as manufacturing information, in order to allow the FDA to review such drug dossier and to consider a product candidate for approval for commercialization in the United States. If Aspen Park is unable to submit an NDA with respect to any of the MSS-722, APP- 944, APP-111, APP-112 or Tamsulosin DRS, or if any NDA Aspen Park submits is not approved by the FDA, it will be unable to commercialize that product. The FDA can and does reject NDAs and require additional clinical trials, even when drug candidates achieve favorable results in Phase 3 clinical trials. If Aspen Park fails to commercialize any of the MSS-722,

APP-944, APP-111 or APP-112 product candidates, or Tamsulosin DRS, it may be unable to generate sufficient revenues to continue operations or attain profitability and its reputation in the industry and in the investment community would likely be damaged.

Aspen Park could experience product liability lawsuits.

None of MSS-722, APP-944, APP-111, APP-112 or Tamsulosin DRS has been approved for commercial sale. However, the current and future use of Aspen Park’s product candidates by it and potential collaborators in clinical trials, and the sale of any approved products in the future, may expose Aspen Park to product liability claims. Aspen Park will face an inherent risk of product liability claims as a result of the clinical testing of its drug candidates, and it will face an even greater risk if it obtains FDA approval and commercializes its drug candidates in the United States or other additional jurisdictions or if it engages in the clinical testing of proposed new products or commercializes any additional products. Any such product liability claims may include allegations of defects in manufacturing, defects in design, a failure to warn of dangers inherent in the product, negligence, strict liability or a breach of warranties. Claims could also be asserted under state consumer protection acts. If Aspen Park cannot successfully defend itself against product liability claims, it may incur substantial liabilities or be required to limit commercialization of its existing products or drug candidates, if approved. Regardless of the merits or eventual outcome, product liability claims may result in any of the following:

•	the inability to commercialize Aspen Park’s products or drug candidates;

•	difficulty recruiting subjects for clinical trials or withdrawal of these subjects before a trial is completed;

•	labeling, marketing, or promotional restrictions;

•	product recalls or withdrawals;

•	decreased demand for Aspen Park’s products or products that it may develop in the future;

•	loss of revenue;

•	injury to reputation;

•	initiation of investigations by regulators;

•	costs to defend the related litigation;

•	a diversion of management’s time and Aspen Park’s resources;

•	substantial monetary awards to trial participants or patients;

•	exhaustion of any available insurance and Aspen Park’s capital resources; and

•	a decline in the value of Veru’s shares.

The cost of any product liability litigation or other proceeding, even if resolved in Aspen Park’s favor, could be substantial. Any of these events could prevent Aspen Park or its partners from achieving or maintaining market acceptance of the affected product and could substantially increase the costs of commercializing Aspen Park’s future products and impair its ability to generate revenues from the commercialization of these products either by Aspen Park or by its strategic alliance partners.

Aspen Park intends to obtain limited general commercial liability insurance coverage for its clinical trials which it intends to expand to include the sale of commercial products if Aspen Park obtains marketing approval for any of its product candidates. However, Aspen Park may not be able to maintain insurance coverage at a reasonable cost or in sufficient amounts to protect it against losses. If a successful product liability claim or series of claims is brought against Aspen Park for uninsured liabilities or for liabilities in excess of its insurance limits, Aspen Park’s assets may not be sufficient to cover such claims and its business operations could be impaired.

Aspen Park will subject to extensive and costly governmental regulation.

The pharmaceutical products Aspen Park intends to develop and plans to develop in the future are subject to extensive and rigorous domestic government regulation, including regulation by the FDA, the Centers for Medicare & Medicaid Services, other divisions of the U.S. Department of Health and Human Services, including its Office of Inspector General, the U.S. Department of Justice, the Departments of Defense and Veterans Affairs, to the extent Aspen Park’s products are paid for directly or indirectly by those departments, state and local governments and their respective foreign equivalents. The FDA regulates the research, development, preclinical and clinical testing, manufacture, safety, effectiveness, record keeping, reporting, labeling, storage, approval, advertising, promotion, sale, distribution, import and export of pharmaceutical products under various regulatory provisions. If any drug products Aspen Park develops are tested or marketed abroad, they will also be subject to extensive regulation by foreign governments, whether or not Aspen Park has obtained FDA approval for a given product and its uses. Such foreign regulation may be equally or more demanding than corresponding U.S. regulation.

Government regulation substantially increases the cost and risk of researching, developing, manufacturing and selling products. Aspen Park’s failure to comply with these regulations could result in, by way of example, significant fines, criminal and civil liability, product seizures, recalls, withdrawals, withdrawals of approvals and exclusion and debarment from government programs. Any of these actions, including the inability of Aspen Park’s drug candidates to obtain and maintain regulatory approval, would have a materially adverse effect on Aspen Park’s business, financial condition, results of operations and prospects.

Aspen Park will be subject to additional health care regulation and enforcement by the federal government and the states in which it conducts its business. The laws that may affect Aspen Park’s ability to operate include the following:

•	the federal health care program Anti-Kickback Statute, which prohibits, among other things, persons from knowingly and willfully soliciting, receiving, offering, or paying remuneration, directly or indirectly, in exchange for or to induce either the referral of an individual for, or the purchase, order, or recommendation of, any good or service for which payment may be made under government health care programs such as the Medicare and Medicaid programs;

•	federal false claims laws that prohibit, among other things, individuals or entities from knowingly presenting, or causing to be presented, claims for payment from Medicare, Medicaid or other government health care programs that are false or fraudulent;

•	federal criminal laws that prohibit executing a scheme to defraud any health care benefit program or making false statements relating to health care matters; and

•	state law equivalents of each of the above federal laws, such as anti-kickback and false claims laws that may apply to items or services reimbursed by any third-party payor, including commercial insurers.

In addition, there has been a recent trend of increased federal and state regulation of payments made to physicians for marketing. Some states, such as California, Massachusetts and Vermont, mandate implementation of corporate compliance programs, along with the tracking and reporting of gifts, compensation and other remuneration to physicians.

The scope and enforcement of these laws is uncertain and subject to change in the current environment of health care reform, especially in light of the lack of applicable precedent and regulations. Aspen Park cannot predict the impact on its business of any changes in these laws. Federal or state regulatory authorities may challenge Aspen Park’s current or future activities under these laws. Any such challenge could have a material adverse effect on Aspen Park’s reputation, business, results of operations and financial condition. Any state or federal regulatory review of Aspen Park, regardless of the outcome, would be costly and time-consuming.

Aspen Park could experience misconduct by its employees.

Aspen Park will be exposed to the risk of employee fraud or other misconduct. Misconduct by employees could include intentional failures to comply with FDA regulations, to provide accurate information to the FDA, to comply with federal and state health care fraud and abuse laws and regulations, to report financial information or data accurately or to disclose unauthorized activities to Aspen Park. In particular, sales, marketing and business arrangements in the health care industry are subject to extensive laws and regulations intended to prevent fraud, misconduct, kickbacks, self-dealing and other abusive practices. These laws and regulations may restrict or prohibit a wide range of pricing, discounting, marketing and promotion, sales commission, customer incentive programs and other business arrangements. Employee misconduct could also involve the improper use of information obtained in the course of clinical trials, which could result in regulatory sanctions and serious harm to Aspen Park’s reputation. It is not always possible to identify and prevent employee misconduct, and the precautions Aspen Park takes to detect and prevent this activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting Aspen Park from governmental investigations or other actions or lawsuits stemming from a failure to be in compliance with these laws or regulations. If any such actions are instituted against Aspen Park, and it is not successful in defending itself or asserting its rights, those actions could have a significant impact on Aspen Park’s business, including the imposition of significant fines or other sanctions.

Coverage and reimbursement may not be available for Aspen Park’s products.

Market acceptance and sales for MSS-722, APP-944, APP-111, APP-112 and Tamsulosin DRS will depend on coverage and reimbursement policies and may be affected by health care reform measures. Government authorities and third-party payors, such as private health insurers and health maintenance organizations, decide which products they will pay for and establish reimbursement levels. Aspen Park cannot be sure that coverage and reimbursement will be available for its drug candidates, if approved. Aspen Park also cannot be sure that the amount of reimbursement available, if any, will not reduce the demand for, or the price of, its products. If reimbursement is not available or is available only at limited levels, Aspen Park may not be able to successfully commercialize its drug candidates.

Aspen Park may not be able to gain and retain market acceptance for its products.

Physicians may not prescribe Aspen Park’s drug candidates, if approved by the appropriate regulatory authorities for marketing and sale, which would prevent it from generating revenue or becoming profitable. Market acceptance of Aspen Park’s drug candidates, by physicians, patients and payors, will depend on a number of factors, many of which are beyond Aspen Park’s control, including the following:

•	the clinical indications for which Aspen Park’s drug candidates are approved, if at all;

•	acceptance by physicians and payors of each product as safe and effective treatment;

•	the cost of treatment in relation to alternative treatments;

•	the relative convenience and ease of administration of Aspen Park’s products in the treatment of the symptoms for which they are intended;

•	the availability and efficacy of competitive drugs;

•	the effectiveness of Aspen Park’s sales force and marketing efforts;

•	the extent to which the product is approved for inclusion on formularies of hospitals and managed care organizations;

•	the availability of coverage and adequate reimbursement by third parties, such as insurance companies and other health care payors, or by government health care programs, including Medicare and Medicaid;

•	limitations or warnings contained in a product’s FDA-approved labeling; and

•	prevalence and severity of adverse side effects.

Even if the medical community accepts that Aspen Park’s products are safe and efficacious for their approved indications, physicians may not immediately be receptive to the use or may be slow to adopt such products as an accepted treatment for the symptoms for which they are intended. Aspen Park cannot be sure that any labeling approved by the FDA will permit it to promote its products as being superior to competing products. If Aspen Park’s drug candidates, if approved, do not achieve an adequate level of acceptance by physicians and payors, it may not generate sufficient or any revenue from these products and it may not become profitable. In addition, Aspen Park’s efforts to educate the medical community and third-party payors on the benefits of its products may require significant resources and may never be successful.

In addition, even if Aspen Park’s products achieve market acceptance, it may not be able to maintain that market acceptance over time if:

•	new products or technologies are introduced that are more favorably received than Aspen Park’s products, are more cost effective or render Aspen Park’s products obsolete;

•	unforeseen complications arise with respect to use of Aspen Park’s products; or

•	sufficient third-party insurance coverage or reimbursement does not remain available.

In many foreign markets, including the countries in the European Union, pricing of pharmaceutical products is subject to governmental control. In the United States, there have been, and Aspen Park expects that there will continue to be, a number of federal and state proposals to implement similar governmental pricing controls. While Aspen Park cannot predict whether such legislative or regulatory proposals will be adopted, the adoption of such proposals could have a material adverse effect on Aspen Park’s profitability.

Aspen Park will experience intense competition.

Aspen Park will be engaged in pharmaceutical product development, an industry that is characterized by extensive research efforts and rapid technological progress. The pharmaceutical industry is also highly competitive. Aspen Park’s success will depend on its ability to acquire, develop and commercialize products and its ability to establish and maintain markets for any products for which it receives marketing approval. Potential competitors in North America, Europe and elsewhere include major pharmaceutical companies, specialty pharmaceutical companies and biotechnology firms, universities and other research institutions and government agencies. Many of Aspen Park’s competitors have substantially greater research and development and regulatory capabilities and experience, and substantially greater management, manufacturing, distribution, marketing and financial resources, than Aspen Park will. Accordingly, Aspen Park’s competitors may:

•	develop or license products or other novel technologies that are more effective, safer or less costly than the product candidates that Aspen Park will be developing;

•	obtain regulatory approval for products before Aspen Park does; or

•	commit more resources than Aspen Park can to developing, marketing and selling competing products.

All drugs currently used to treat benign prostatic hyperplasia, or “BPH,” symptoms are tablets or capsules. These drugs include those that shrink the prostate, like 5 alpha reductase inhibitors which include PROSCAR (finasteride) from Merck & Co., Inc. and AVODART (dutasteride) from GlaxoSmithKline. The other major class of drugs treat BPH by relaxing the smooth muscles of the prostate and bladder neck and include alpha blockers like FLOMAX® (tamsulosin HCI) from Boehringer Ingelheim Pharmaceuticals, HYTRIN (terazocin), UROXATRAL (alfuzosin), CARDURA (doxazosin), and RAPAFLO (silodosin) from Allergan as well as Phosphodiesterase 5 (PDE5) inhibitors like CIALIS (tadalafil) from Eli Lilly. One class of drugs combines a drug that shrinks and another that relaxes the prostate called JALYN (dutasteride/tamsulosin combination) from GlaxoSmithKline.

There are drugs that have been approved for the treatment of male infertility for the indication of hypogonadotropic hypogonadism. These drugs are only available by injection which include: Gonal-F® (Follitropin Alfa) which is recombinant DNA human follicle stimulating hormone by EMD Serono, Inc.,

Novarel® (chorionic gonadotropin for injection USP) which is human chorionic gonadotropin by Ferring, Inc. and Pregnyl® (chorionic gonadotropin for injection USP) which is human chorionic gonadotropin by Merck & Co., Inc. There are no FDA-approved oral therapies for male infertility. CLOMID (clomiphene citrate) 50mg tablets are being used off-label using various doses and dosing schedules for idiopathic infertile men. CLOMID and generics are FDA-approved as 50mg dose for the treatment of ovulatory dysfunction in women desiring pregnancy. CLOMID and generics of CLOMID contain a mixture of two geometric isomers cis-clomiphene (zuclomiphene) and trans-clomiphene (enclomiphene), and contain between 30-50% of the cis-clomiphene isomer.

Although there are no FDA-approved drugs for the treatment of hot flashes in men who have advanced prostate cancer as a side effect of prostate cancer hormone therapies, there are several drugs being used off-label including estrogens and selective serotonin reuptake inhibitor antidepressants including EFFEXOR (venlafaxine) and anticonvulsants like NEURONTIN (gabapentin) which could be competitive with Aspen Park’s APP-944 product candidate for the treatment of hot flashes in men who have advanced prostate cancer as a side effect of prostate cancer hormone therapies.

APP-111 is a first-in-class oral chemotherapy that targets the colchicine binding site of tubulin and will be initially developed for prostate, breast and ovarian cancers. All currently available tubulin targeting chemotherapies are given IV, not orally, and include: Vinca Alkaloids such as VELBAN® (vinblastine), ONCOVIN® (vincristine) and NAVELBINE® (vinorelbine). These chemotherapies are primarily used for hematologic malignancies (leukemia, lymphoma, myeloma and sarcoma), and some neuroblastoma, thyroid cancer and nonsmall cell cancer of the lung. Taxanes such as TAXOL® (paclitaxel), TAXOTERE® (docetaxel) and JEVTANA® (cabazitaxel) are primarily used for solid tumors such as breast, ovarian, endometrial, cervical, lung, head and neck, esophageal, bladder, gastric and prostate. TAXOTERE® (docetaxel) and JEVTANA® (cabazitaxel) are indicated for advanced metastatic prostate cancer, are given IV and bind to the taxane site of tubulin.

The main therapeutic products that are competitive with PREBOOST™ include lidocaine and other anesthetic creams, gels and sprays. Off-label use of selective serotonin reuptake inhibitor antidepressants like PAXIL® (paroxetine) have also been used off-label to prevent premature ejaculation.

Aspen Park’s product candidates may not be more successful than competitive products.

Third parties may obtain FDA regulatory exclusivity to the detriment of Aspen Park.

Aspen Park plans to seek to obtain market exclusivity for its drug candidates and any other drug candidates it develops in the future. To the extent that patent protection is not available or has expired, FDA marketing exclusivity may be the only available form of exclusivity available for these proposed products. Marketing exclusivity can delay the submission or the approval of certain marketing applications. Potentially competitive products may also be seeking marketing exclusivity and may be in various stages of development, including some more advanced than Aspen Park. Aspen Park cannot predict with certainty the timing of FDA approval or whether FDA approval will be granted, nor can Aspen Park predict with certainty the timing of FDA approval for competing products or whether such approval will be granted. It is possible that competing products may obtain FDA approval with marketing exclusivity before Aspen Park does, which could delay its ability to submit a marketing application or obtain necessary regulatory approvals, result in lost market opportunities with respect to its drug candidates and materially adversely affect Aspen Park’s business, financial condition and results of operations.

Aspen Park may be unable to protect the proprietary nature of the intellectual property covering its products.

Aspen Park’s commercial success will depend in part on its ability to obtain patents, as well as its ability to maintain adequate protection of other intellectual property for its drug candidates and other products. If Aspen Park does not adequately protect its intellectual property, competitors may be able to use Aspen Park’s technologies and erode or negate any competitive advantage Aspen Park may have, which could harm its business and ability to achieve profitability. The patent positions of pharmaceutical companies are highly uncertain. The legal principles applicable to patents are in transition due to changing court precedent and legislative action and Aspen Park cannot be certain that the historical legal standards surrounding questions of validity will continue to be applied or that current defenses relating to issued patents in these fields will be sufficient in the future. Changes in patent laws in the United States, such as the America Invents Act of 2011, may affect the scope, strength and enforceability of Aspen Park’s patent rights or the nature of proceedings that may be brought by Aspen Park related to its patent rights. In addition, the laws of some foreign countries do not protect proprietary rights to the same extent as the laws of the United States and Aspen Park may encounter significant problems in protecting its proprietary rights in these countries. Aspen Park will be able to protect its proprietary rights from unauthorized use by third parties only to the extent that its proprietary technologies are covered by valid and enforceable patents or are effectively maintained as trade secrets.

These risks include the possibility of the following:

•	the patent applications that Aspen Park has filed may fail to result in issued patents in the United States or in foreign countries;

•	patents issued or licensed to Aspen Park or its partners may be challenged or discovered to have been issued on the basis of insufficient, incomplete or incorrect information, and thus held to be invalid or unenforceable;

•	the scope of any patent protection may be too narrow to exclude competitors from developing or designing around these patents;

•	Aspen Park or its licensors were not the first to make the inventions covered by each issued patents and pending patent applications;

•	Aspen Park or its licensors were not the first inventors to file patent applications for these technologies in the United States or were not the first to file patent applications directed to these technologies abroad;

•	Aspen Park may fail to comply with procedural, documentary, fee payment and other similar provisions during the patent application process, which can result in abandonment or lapse of the patent or patent application, resulting in partial or complete loss of patent rights;

•	future drug candidates may not be patentable;

•	others will claim rights or ownership with regard to patents and other proprietary rights that Aspen Park holds or licenses;

•	delays in development, testing, clinical trials and regulatory review may reduce the period of time during which Aspen Park could market its drug candidates under patent protection; and

•	Aspen Park may fail to timely apply for patents on its technologies or products.

While Aspen Park will apply for patents covering its technologies and products, as it deems appropriate, many third parties may already have filed patent applications or have received patents in Aspen Park’s areas of product development. These entities’ applications, patents and other intellectual property rights may conflict with patent applications to which Aspen Park has rights and could prevent Aspen Park from obtaining patents or could call into question the validity of any of Aspen Park’s patents, if issued, or could otherwise adversely affect Aspen Park’s ability to develop, manufacture or commercialize its drug candidates. In addition, if third parties file patent applications in the technologies that also claim technology to which Aspen Park has rights, Aspen Park may have to participate in interference, derivation or other proceedings with the U.S. Patent and Trademark Office, or “USPTO,” or foreign patent regulatory authorities to determine Aspen Park’s rights in the technologies, which may be time-consuming and expensive. Moreover, issued patents may be challenged in the courts or in post-grant proceedings at the USPTO, or in similar proceedings in foreign countries. These proceedings may result in loss of patent claims or adverse changes to the scope of the claims.

If Aspen Park, its licensors or strategic partners fail to obtain and maintain patent protection for Aspen Park’s products, or Aspen Park’s proprietary technologies and their uses, companies may be dissuaded from collaborating with Aspen Park. In such event, Aspen Park’s ability to commercialize its drug candidates or future drug candidates, if approved, may be threatened, Aspen Park could lose its competitive advantage and the competition Aspen Park faces could increase, all of which could adversely affect Aspen Park’s business, financial condition, results of operations and prospects.

In addition, mechanisms exist in much of the world permitting some form of challenge by generic drug marketers to patents prior to, or immediately following, the expiration of any regulatory exclusivity, and generic companies are increasingly employing aggressive strategies, such as “at risk” launches to challenge relevant patent rights.

Aspen Park’s business also may rely on unpatented proprietary technology, know-how, and trade secrets. If the confidentiality of this intellectual property is breached, it could adversely impact Aspen Park’s business.

Aspen Park is dependent on license relationships.

Aspen Park has acquired by license technology relating to APP-111, and might enter into additional licenses in the future. Licenses to which Aspen Park is a party contain, and Aspen Park expects that any future licenses will contain, provisions requiring up-front, milestone and royalty payments to licensors. If Aspen Park fails to comply with these obligations or other obligations to a licensor, that licensor might have the right to terminate the license on relatively short notice, in which event Aspen Park would not be able to commercialize the drug candidates that were covered by the license. Also, the milestone and other payments associated with these licenses will make it less profitable for Aspen Park to develop its drug candidates.

Aspen Park has continuing obligations under its purchase agreement to acquire the patent rights with respect to Tamsulosin DRS and granted a lien on those assets in connection with such acquisition.

In addition to an upfront payment that Aspen Park made in connection with its recent acquisition of the patent rights associated with Tamsulosin DRS, there are significant installment payments and milestone payments that are required to be made pursuant to the terms of the purchase agreement. In addition, Aspen Park granted a security interest in the purchased assets to the seller to secure Aspen Park’s present and future payment and performance obligations under the purchase agreement. Accordingly, there will be significant payments that Aspen Park will be required to make in the future to the seller of the Tamsulosin DRS assets and the failure to make such payments may result in Aspen Park losing its rights to such intellectual property. If Aspen Park fails to retain such rights, it would not be able to commercialize any products relating to Tamsulosin DRS. In such event, Aspen Park’s business, results of operations, financial condition and prospects would be materially adversely affected.

Aspen Park may face claims that its intellectual property infringes on the intellectual property rights of third parties.

Aspen Park’s commercial success depends, in part, on it not infringing the patents and proprietary rights of other parties and not breaching any collaboration or other agreements it enters into with regard to its technologies and products. Numerous United States and foreign issued patents and pending patent applications owned by others also exist in the therapeutic areas in, and for the therapeutic targets for, which Aspen Park intends to develop drugs. Patent applications are confidential when filed and remain confidential until publication, approximately 18 months after initial filing, while some patent applications remain unpublished until issuance. As such, there may be other third-party patents and pending applications of which Aspen Park will be unaware with claims directed towards composition of matter, formulations, methods of manufacture, or methods for treatment related to the use or manufacture of Aspen Park’s products or drug candidates. Therefore, Aspen Park cannot know with certainty the nature or existence of every third-party patent filing. Aspen Park cannot be sure that it or its partners will be free to manufacture or market its drug candidates as planned or that its or its licensors’ and partners’ patents will not be opposed or litigated by third parties. If any third-party patent was held by a court of competent jurisdiction to cover aspects of Aspen Park’s materials, formulations, methods of manufacture or methods of treatment related to the use or manufacture of any of its drug candidates, the holders of any such patent may be able to block Aspen Park’s ability to develop and commercialize the applicable drug candidate unless Aspen Park obtained a license or until such patent expires or is finally determined to be held invalid or unenforceable. Aspen Park may not be able to obtain a license to such patent on favorable terms or at all. Failure to obtain such license may have a material adverse effect on Aspen Park’s business.

There is a substantial amount of litigation involving intellectual property in the pharmaceutical industry. If a third party asserts that Aspen Park infringes its patents or other proprietary rights, Aspen Park could face a number of risks that could adversely affect its business, financial condition, results of operations and prospects, including the following:

•	infringement and other intellectual property claims, which would be costly and time-consuming to defend, whether or not Aspen Park is ultimately successful, which in turn could delay the regulatory approval process, consume Aspen Park’s capital and divert management’s attention from its business;

•	substantial damages for past infringement, which Aspen Park may have to pay if a court determines that its products or technologies infringe a competitor’s patent or other proprietary rights;

•	a court prohibiting Aspen Park from selling or licensing its technologies or future products unless the third party licenses its patents or other proprietary rights to Aspen Park on commercially reasonable terms, which it is not required to do;

•	if a license is available from a third party, Aspen Park may have to pay substantial royalties or lump sum payments or grant cross licenses to its patents or other proprietary rights to obtain that license; or

•	redesigning Aspen Park’s products so they do not infringe, which may not be possible or may require substantial monetary expenditures and time.

Aspen Park cannot predict whether third parties will assert these claims against Aspen Park or its strategic partners or against the licensors of technology licensed to Aspen Park, or whether those claims will harm Aspen Park’s business. In addition, the outcome of intellectual property litigation is subject to uncertainties that cannot be adequately quantified in advance. If Aspen Park or its partners were to face infringement claims or challenges by third parties relating to Aspen Park’s drug candidates, an adverse outcome could subject Aspen Park to significant liabilities to such third parties, and force Aspen Park or its partners to curtail or cease the development of some or all of Aspen Park’s drug candidates, which could adversely affect its business, financial condition, results of operations and prospects.

Aspen Park must submit patent certifications in connection with the 505(b)(2) FDA regulatory pathway.

Aspen Park intends to submit NDAs for its MSS-722 and APP-944 drug candidates, assuming that the clinical data justify submission, and for its Tamsulosin DRS product under Section 505(b)(2) of the Food, Drug and Cosmetic Act, or “FDCA,” which was enacted as part of the Drug Price Competition and Patent Term Restoration Act of 1984, otherwise known as the Hatch-Waxman Act. Section 505(b)(2) permits the filing of an NDA when at least some of the information required for approval comes from studies not conducted by or for the applicant and for which the applicant has not obtained a right of reference. To the extent that a Section 505(b)(2) NDA relies on clinical trials conducted for a previously approved drug product or the FDA’s prior findings of safety and effectiveness for a previously approved drug product, the Section 505(b)(2) applicant must submit patent certifications in its Section 505(b)(2) NDA with respect to any patents for the approved product on which the application relies that are listed in the FDA’s publication, Approved Drug Products with Therapeutic Equivalence Evaluations, commonly referred to as the Orange Book. Specifically, the applicant must certify for each listed patent that (i) the required patent information has not been filed; (ii) the listed patent has expired;

(iii) the listed patent has not expired, but will expire on a particular date and approval is not sought until after patent expiration; or (iv) the listed patent is invalid, unenforceable or will not be infringed by the proposed new product. A certification that the new product will not infringe the previously approved product’s listed patent or that such patent is invalid or unenforceable is known as a Paragraph IV certification.

If the Section 505(b)(2) NDA applicant has provided a Paragraph IV certification to the FDA, the applicant must also send notice of the Paragraph IV certification to the owner of the referenced NDA for the previously approved product and relevant patent holders within 20 days after the Section 505(b)(2) NDA has been accepted for filing by the FDA. The NDA and patent holders may then initiate a patent infringement suit against the Section 505(b)(2) applicant. Under the FDCA, the filing of a patent infringement lawsuit within 45 days of receipt of the notification regarding a Paragraph IV certification automatically prevents the FDA from approving the Section 505(b)(2) NDA for 30 months beginning on the date the patent holder receives notice, or until a court deems the patent unenforceable, invalid or not infringed, whichever is earlier. The court also has the ability to shorten or lengthen the 30 month period if either party is found not to be reasonably cooperating in expediting the litigation. Thus, the Section 505(b)(2) applicant may invest a significant amount of time and expense in the development of its product only to be subject to significant delay and patent litigation before its product may be commercialized. Alternatively, if the NDA or relevant patent holder does not file a patent infringement lawsuit within the specified 45 day period, the FDA may approve the Section 505(b)(2) application at any time.

If Aspen Park cannot certify that all of the patents listed in the Orange Book for the approved products referenced in the NDAs for each of its drug candidates have expired, it will be compelled to include a Paragraph IV certification in the NDA for such drug candidate. Aspen Park’s inability to certify that all of the patents listed in the FDA’s Orange Book for approved products referenced in the NDAs for each of its drug candidates could have a serious and significant adverse effect on the timing for obtaining approval of its drug candidates.

Aspen Park may be subject to claims that its employees have wrongfully used or disclosed alleged trade secrets of its competitors.

As is common in the pharmaceutical industry, Aspen Park will employ individuals who were previously employed at other biotechnology or pharmaceutical companies, including Aspen Park’s competitors or potential competitors. Aspen Park may be subject to claims that these employees, or Aspen Park, have inadvertently or otherwise used or disclosed trade secrets or other proprietary information of their former employers. Litigation may be necessary to defend against these claims. Such claims may lead to material costs for Aspen Park, or an inability to protect or use valuable intellectual property rights, which could adversely affect Aspen Park’s business, financial condition, results of operations and prospects.

Aspen Park may need to file lawsuits or take other actions to protect or enforce its intellectual property rights.

Competitors may infringe Aspen Park’s patents or the patents of its licensors. To counter infringement or unauthorized use, Aspen Park may be required to file infringement claims, which can be expensive and time-consuming. Moreover, Aspen Park may not have sufficient financial or other resources to file and pursue such infringement claims, which typically last for years before they are concluded. The legal systems of certain countries, particularly certain developing countries, do not favor the enforcement of patents and other intellectual property protection, particularly those relating to pharmaceuticals, which could make it difficult for Aspen Park to stop the infringement of its patents or marketing of competing products in violation of its proprietary rights, generally.

In addition, in an infringement proceeding, a court may decide that a combined company patent or one of Aspen Park’s licensor’s patents is not valid or is unenforceable, or may refuse to stop the other party from using the technology at issue on the grounds that Aspen Park’s patents, or those of its licensors, do not cover the technology in question or on other grounds. An adverse result in any litigation or defense proceedings could put one or more of Aspen Park’s patents, or those of its licensors, at risk of being invalidated, held unenforceable or interpreted narrowly and could put Aspen Park’s patent applications, or those of its licensors, at risk of not issuing. Moreover, Aspen Park may not be able to prevent, alone or with its licensors, misappropriation of its proprietary rights, particularly in countries in which the laws may not protect those rights as fully as in the United States or in those countries in which Aspen Park does not file national phase patent applications. Furthermore, because of the substantial amount of discovery required in connection with intellectual property litigation, there is a risk that some of Aspen Park’s confidential information could be compromised by disclosure during this type of litigation. The occurrence of any of the above could adversely affect Aspen Park’s business, financial condition, results of operations and prospects.

Aspen Park may fail to protect the confidentiality of commercially sensitive information.

Aspen Park will rely on trade secrets, know-how and continuing technological advancement to develop and maintain its competitive position. To protect this competitive position, Aspen Park will enter into confidentiality and proprietary information agreements with third parties, including employees, independent contractors, suppliers and collaborators. Aspen Park cannot, however, ensure that these protective arrangements will be honored by third parties and it may not have adequate remedies if these arrangements are breached. In addition, enforcement of claims that a third party has illegally obtained and is using trade secrets, know-how or technological advancements is expensive, time-consuming and uncertain. Non-U.S. courts are sometimes less willing than U.S. courts to protect this information. Moreover, Aspen Park’s trade secrets, know-how and technological advancements may otherwise become known or be independently developed by competitors in a manner providing Aspen Park with no practical recourse against the competing parties. If any such events were to occur, they could adversely affect Aspen Park’s business, financial condition, results of operations and prospects.

Risks Related to the Combined Company if the Mergers are Completed

FHC and Aspen Park may be unable to realize the benefits anticipated by the Mergers or it may take longer than anticipated for the combined company to achieve those benefits.

FHC’s realization of the benefits anticipated as a result of the Mergers will depend in part on the integration of Aspen Park’s business with that of FHC under a new management team led by Aspen Park’s Chief Executive Officer, Dr. Steiner. However, Veru may not be able to effectively operate and integrate Aspen Park’s business and FHC’s business. The dedication of management resources to this integration could detract attention from the day-to-day business of FHC and Aspen Park, and FHC cannot assure stockholders that there will not be substantial costs associated with the transition process or other negative consequences as a result of these integration efforts. These effects, including, but not limited to, incurring unexpected costs or delays in connection with integration of the two businesses, or the failure of Aspen Park’s business to perform as expected, could harm the combined company’s results of operations.

The issuance of shares of Veru Common Stock in the APP Merger will dilute the voting power and economic interests of FHC’s current stockholders.

Upon consummation of the APP Merger, all of Aspen Park’s capital stock issued and outstanding immediately prior to the effective time of the APP Merger will be converted into shares of Veru Common Stock. If the APP Merger is consummated, Veru will issue shares of Veru Common Stock to the former stockholders of Aspen Park in an aggregate number that will equal approximately 45% of the total outstanding number of common shares on a fully diluted basis following the issuance. Consequently, FHC’s stockholders will own a significantly smaller percentage of the combined company and they should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over FHC’s management and policies.

A limited number of stockholders may be able to exercise substantial influence over the combined company.

Assuming shares of Veru Common Stock in the APP Merger are allocated to the preference of Aspen Park’s Series A Preferred Stock based on a value of $1.26 per share, the closing price of FHC Common Stock on May 10, 2016, and based on the amount of the accrued preference of Aspen Park’s Series A Preferred Stock through May 10, 2016, each of Dr. Steiner and Dr. Fisch will beneficially own approximately 15.3% of the shares of Veru Common Stock outstanding immediately following the closing of the Mergers. These stockholders may have the ability to exert significant influence over the outcome of stockholder votes, including votes concerning director elections, amendments to the Veru Certificate of Incorporation and possible mergers, corporate control contests and other significant corporate transactions.

The combined company’s success will also depend on relationships with third parties and pre-existing customers of FHC and Aspen Park, which relationships may be affected by customer preferences or public attitudes about the Mergers.

The combined company’s success following the Mergers will depend on its ability to maintain and renew relationships with pre-existing customers and other business relations of both FHC and Aspen Park and to establish new business relationships. The business of the combined company may not be able to maintain pre-existing customer contracts and other business relationships and there can be no assurance that the combined company will be able to enter into or maintain new customer contracts and other business relationships on acceptable terms, if at all. The combined company’s failure to maintain important customer relationships could harm its reputation, while also negatively impacting the financial condition and results of operations of the combined company.

Charges to earnings resulting from the Mergers may cause the combined company’s operating results to suffer.

Under the acquisition method of accounting in accordance with ASC 805, Business Combinations, Veru will allocate the total purchase price of the APP Merger to Aspen Park’s net tangible assets and intangible assets based on their respective fair values as of the date of the Mergers, and Veru will record the excess of the purchase price over those fair values as goodwill. Management’s estimates of the fair value of such assets will be based upon assumptions that they believe to be reasonable but that will be inherently uncertain. After the Mergers, the following factors, among others, could result in material charges that would cause the combined company’s financial results to be negatively impacted:

•	impairment of goodwill;

•	charges for the amortization of identifiable intangible assets and for stock-based compensation;

•	accrual of newly identified pre-merger contingent liabilities that are identified subsequent to the finalization of the purchase price allocation; and

•	charges to income to eliminate certain of FHC’s pre-merger activities that duplicate those of Aspen Park or to reduce the combined company’s cost structure.

Additional costs may include costs of employee redeployment, relocation and retention, including salary increases or bonuses, accelerated amortization of deferred equity compensation and severance payments, reorganization or closure of facilities, taxes and termination of contracts that provide redundant or conflicting services. Some of these costs may have to be accounted for as expenses that would decrease net income and earnings per share for the periods in which those adjustments are made.

Future results of the combined company may differ materially from the unaudited pro forma financial statements presented in this proxy statement and the anticipated future performance of the combined company.

The future results of the combined company may be materially different from those shown in the unaudited pro forma condensed combined financial statements presented in this proxy statement, which show only a combination of the historical results of FHC and Aspen Park, and the anticipated future performance of the combined company. FHC expects to incur significant costs associated with the completion of the Mergers and combining the operations of the two companies, the exact magnitude of which is not yet known. Furthermore, these costs may decrease the capital that the combined company could use for revenue-generating investments in the future.

The projections of Aspen Park are based on assumptions which inherently contain significant uncertainties and, as a result, Aspen Park’s financial results may differ materially from the projections.

The financial projections of Aspen Park included in the section of this proxy statement entitled “The Mergers—Certain Aspen Park Projections” beginning on page 83 of this proxy statement were, in general, prepared solely for internal use, are subjective in many respects and are thus subject to interpretation. The financial projections, while presented with numerical specificity, reflect numerous estimates and assumptions with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to Aspen Park’s products and product candidates, all of which are difficult to predict and many of which are beyond Aspen Park’s control. In addition, because the financial projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The assumptions upon which the financial projections were based necessarily involve judgments of Aspen Park’s senior management with respect to, among other things, future economic, competitive and regulatory conditions, financial market conditions and the ability to access sufficient capital, all of which are difficult or impossible to predict accurately and many of which are beyond Aspen Park’s control. The financial projections also reflect assumptions by Aspen Park’s senior management as to certain business decisions that are subject to change. Accordingly, there can be no assurance that the financial projections will be realized, and actual results may vary materially from those shown.

Other Risks Related to FHC

In addition to the foregoing risks, FHC is, and will continue to be, subject to the risks described in FHC’s Annual Report on Form 10-K for the year ended September 30, 2015, Quarterly Report on Form 10-Q for the quarter ended December 31, 2015, Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and all Quarterly Reports on Form 10-Q filed thereafter.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “possible” or “potential” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and relate to a variety of matters, including but not limited to (i) the timing and anticipated completion of the proposed Mergers, (ii) the benefits expected to result from the proposed Mergers, (iii) the anticipated development of Aspen Park’s product portfolio, including regulatory approvals and time and cost to bring to market; (iv) the Aspen Park projections included in the section entitled “The Mergers—Certain Aspen Park Projections” beginning on page 83 of this proxy statement and (v) other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of FHC and Aspen Park, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement. In addition to the risk factors identified elsewhere, important factors that could cause actual results to differ materially from those described in forward-looking statements contained herein include, but are not limited to:

•	any operational or cultural difficulties associated with the integration of the businesses of FHC and Aspen Park;

•	potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Mergers;

•	unexpected costs, charges or expenses resulting from the Mergers;

•	litigation or adverse judgments relating to the Mergers;

•	risks relating to the completion of the Mergers, including the risk that the required stockholder approval might not be obtained in a timely manner or at all or that other conditions to the completion of the Mergers will not be satisfied; and

•	any changes in general economic and/or industry-specific conditions.

Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the section entitled “Risk Factors” beginning on page 23 of this proxy statement, the Annual Report on Form 10-K of FHC for the year ended December 31, 2015, which was filed with the SEC on December 2, 2015, under the heading “Item 1A-Risk Factors” and in subsequent reports on Forms 10-Q and 8-K.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. Neither FHC nor Aspen Park undertakes any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this proxy statement or to reflect the occurrence of unanticipated events, except as required by law.

THE SPECIAL MEETING

General

FHC is furnishing this proxy statement to its stockholders in connection with the solicitation of proxies by the FHC Board for use at the Special Meeting of FHC’s stockholders with respect to the proposals relating to the Merger Agreement, including the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal, as well as the Advisory Compensation Proposal and the Adjournment Proposal.

Date, Time and Place

The Special Meeting will be held on [●], 2016 at [●] [a.m.] [p.m.], local time, at [●].

Purpose of the Special Meeting

At the Special Meeting, and any adjournments or postponements thereof, FHC’s stockholders will be asked to:

•	approve the Merger Proposal;

•	approve the Share Increase Proposal;

•	approve the Majority Vote Proposal;

•	approve the Share Issuance Proposal;

•	approve the Advisory Compensation Proposal; and

•	approve the Adjournment Proposal

THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING ARE OF GREAT IMPORTANCE TO FHC’S STOCKHOLDERS. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT.

Recommendation of the FHC Board

The FHC Board, after considering all factors that the FHC Board deemed relevant and after consulting with independent legal and financial advisors, determined by a unanimous vote of the six directors who voted that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to and in the best interests of FHC and its stockholders, and adopted and approved the Merger Agreement and the transactions contemplated thereby, including the Mergers. Certain factors considered by the FHC Board in reaching its decision to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Mergers, can be found in the section entitled “The Mergers—Recommendation of the FHC Board and its Reasons for the Mergers” beginning on page 65 of this proxy statement.

The FHC Board, by a unanimous vote of the six directors who voted, recommends that the stockholders of FHC vote:

•	“FOR” the Merger Proposal, which is a proposal to approve and adopt the Merger Agreement, thereby approving the transactions contemplated therein, including the Reincorporation Merger and the APP Merger;

•	“FOR” the Share Increase Proposal, which is a proposal to approve an amendment to FHC’s Amended and Restated Articles of Incorporation, as amended, to increase the total number of authorized shares of FHC Common Stock from 38,500,000 shares to 160,000,000 shares and to increase the total number of authorized shares of preferred stock of FHC from 5,015,000 shares to 40,000,000 shares;

•	“FOR” the Majority Vote Proposal, which is a proposal to amend FHC’s Amended and Restated Articles of Incorporation, as amended, to change the vote required by stockholders to approve certain amendments to FHC’s Articles of Incorporation, certain mergers, share exchanges or conversions, certain sales of all or substantially all of FHC’s assets, and a dissolution of FHC from an affirmative vote of the holders of two-thirds of the shares entitled to vote thereon pursuant to Section 180.1706 of the WBCL to the holders of a majority of the voting power of the outstanding shares of capital stock of FHC entitled to vote thereon;

•	“FOR” the Share Issuance Proposal, which is a proposal to approve the issuance of up to 24,052,476 shares of Veru Common Stock to Aspen Park’s stockholders pursuant to the Merger Agreement;

•	“FOR” the Advisory Compensation Proposal, which is a proposal to approve, by a non-binding advisory vote, the specified compensation arrangements disclosed in this proxy statement that will or may become payable to FHC’s named executive officers in connection with the consummation of the Mergers; and

•	“FOR” the Adjournment Proposal, which is a proposal to approve the adjournment of the Special Meeting if necessary or appropriate in the view of the FHC Board, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal or the Share Issuance Proposal.

Record Date; Shares Entitled to Vote

The FHC Board has fixed [●], 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of shares of FHC Common Stock at the close of business on the record date are entitled to receive notice of, attend, and vote at the Special Meeting. A stockholder whose shares are held of record by a broker, bank or other nominee as of the record date, should check the voting instruction card forwarded by the stockholder’s broker, bank or other nominee in order to obtain directions on how to vote the stockholder’s shares, and such a stockholder must obtain a proxy issued in such stockholder’s name from that record holder in order to attend and vote at the Special Meeting.

At the close of business on the record date, FHC had outstanding and entitled to vote [●] shares of FHC Common Stock.

FHC Common Stock is the only class of securities entitled to vote at the Special Meeting. Each share of FHC Common Stock outstanding on the record date entitles the holder thereof to one vote on each matter properly brought before the Special Meeting, exercisable in person or by proxy through a properly executed and delivered proxy card. For each matter scheduled for a vote at the Special Meeting, you may vote “For” or “Against” or you may “Abstain” from voting.

Quorum

To conduct the business described above at the Special Meeting, FHC must have a quorum present. Stockholders who hold a majority of FHC Common Stock outstanding as of the close of business on the record date for the Special Meeting must be present either in person or by proxy to constitute a quorum to conduct business at the Special Meeting. As of the record date, there were [●] shares of FHC Common Stock outstanding and entitled to vote at the Special Meeting. Accordingly, the presence, in person or by proxy, of the holders of [●] shares of FHC Common Stock will be required to establish a quorum.

Required Vote

The proposals being submitted for approval by FHC’s stockholders at the Special Meeting will be approved or rejected on the basis of certain specific voting thresholds. In particular:

•	Merger Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock;

•	Share Increase Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock;

•	Majority Vote Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock;

•	Share Issuance Proposal requires that a majority of the total votes cast at the Special Meeting vote in favor of the Share Issuance Proposal;

•	Advisory Compensation Proposal requires that the votes cast in favor of the Proposal exceed the votes cast against the Proposal; and

•	Adjournment Proposal requires that the votes cast in favor of the Proposal exceed the votes cast against the Proposal.

The transactions contemplated by the Merger Agreement cannot be consummated unless the holders of at least two-thirds of the outstanding shares of FHC Common Stock vote in favor of the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal and unless a majority of the votes cast at the special meeting vote in favor of the Share Issuance Proposal. If you do not vote your shares as instructed in the enclosed proxy card, or if you do not instruct your broker how to vote any shares held for you in “street name,” the effect will be a vote against the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal. If the stockholders of FHC do not approve the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal by the required vote, none of those proposals will be implemented and the Mergers will not be consummated.

Counting of Votes; Treatment of Abstentions and Incomplete Proxies; Broker Non-Votes

Stockholder of Record: Shares Registered in Your Name

FHC’s transfer agent is Computershare Investor Services, LLC. If, as of the record date, your shares were registered directly in your name with the transfer agent, then you are a stockholder of record.

If you are a stockholder of record, you may vote in person at the Special Meeting, vote by proxy by telephone, vote by proxy over the Internet, or vote by completing and returning the enclosed proxy card. Whether or not you plan to attend the Special Meeting, FHC urges you to vote by proxy to ensure that your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

Stockholders of at the close of business on [●], 2016, the record date for the Special Meeting, may vote as follows:

•	in person by coming to the Special Meeting and completing a ballot that you will receive when you arrive;

•	through the Internet by visiting a website established for that purpose at www.proxyvote.com and following the instructions;

•	by telephone by calling the toll-free number 1-800-690-6903 in the United States, Puerto Rico or Canada on a touch-tone phone and following the recorded instructions; or

•	by returning the enclosed proxy card in the provided return envelope (which is postage paid if mailed in the United States).

To vote via telephone or Internet, please have your proxy card in front of you. A phone number and an Internet website address is contained on your proxy card. Upon entering either the phone number or the Internet website address, you will be instructed on how to proceed.

If a stockholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, such stockholder’s shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting, and will have the same effect as a vote “AGAINST” the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal.

If a stockholder signs, dates and mails a proxy card without indicating how such stockholder wishes to vote, such proxy card will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of such stockholder’s shares will be voted “FOR” each Proposal. However, if a stockholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, such proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and the abstention will have the same effect as a vote “AGAINST” the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If, on the record date, your shares were held in an account at a broker, bank or other nominee, rather than in your name, then you are the beneficial owner of shares held in “street name” and a voting instruction card is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. Since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Simply follow the voting instructions in the voting instruction card to ensure your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Non-discretionary matters include director elections and other matters like those involving a matter that may substantially affect the rights or privileges of stockholders, such as mergers, acquisitions, share issuances or stockholder proposals. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions.

The Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal and the Share Issuance Proposal and the Advisory Compensation Proposal are all non-discretionary matters. Therefore, if you do not instruct your broker or other nominee on how to vote your shares then:

•	your broker or other nominee may not vote your shares on such Proposals, and the resulting broker non-vote will have the effect of a vote “AGAINST” the Merger Proposal, the Share Increase Proposal and the Majority Vote Proposal and will have no effect on the Share Issuance Proposal and the Advisory Compensation Proposal; and

•	your broker or other nominee may vote your shares on the Adjournment Proposal.

Counting Votes

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For,” “Against,” “Abstain” and broker non-votes.

Revoking Your Proxy

If you wish to change your vote with respect to any Proposal, you may do so by revoking your proxy at any time prior to the commencement of voting with respect to that proposal at the Special Meeting.

If you are the record holder of your shares, you can revoke your proxy by:

•	sending a written notice stating that you would like to revoke your proxy to William R. Gargiulo, Jr., Secretary of FHC, at 515 N. State Street, Suite 2225, Chicago, IL 60654;

•	submitting new proxy instructions with a later date either on a new proxy card, by telephone or over the Internet, as and if applicable; or

•	attending the Special Meeting and voting in person (but note that your attendance alone will not revoke your proxy).

If you are a stockholder of record, revocation of your proxy or voting instructions by written notice must be received by 11:59 p.m., Eastern Time, on [●], 2016, although you may also revoke your proxy by attending the Special Meeting and voting in person. Simply attending the Special Meeting will not, by itself, revoke your proxy. Your most current proxy card or telephone or Internet proxy is the one that will be counted. If your shares are held in street name by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to revoke your proxy.

Solicitation of Proxies

FHC and Aspen Park will each pay for one-half of the cost and expense of preparing, filing, assembling, printing and mailing this proxy statement, any amendments thereto, the proxy card and any additional information furnished to FHC’s stockholders. D.F. King & Co., Inc., a proxy solicitation firm, will be assisting FHC for a fee of approximately $9,500 plus out-of-pocket expenses. FHC may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their costs of soliciting and obtaining proxies from beneficial owners, including the costs of reimbursing brokerage houses and other custodians, nominees and fiduciaries for their costs of forwarding this proxy statement and other solicitation materials to beneficial owners. In addition, proxies may be solicited without extra compensation by directors, officers and employees of FHC by mail, telephone, email, fax or other methods of communication.

Delivery of Proxy Materials to Households Where Two or More Stockholders Reside

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost-savings for companies.

In connection with the Special Meeting, a number of brokers with account holders who are FHC’s stockholders will be householding the proxy materials. As a result, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the applicable stockholders. Once a stockholder receives notice from its broker that they will be householding communications to such stockholder’s address, householding will continue until such stockholder is notified otherwise or until such stockholder revokes its consent. If, at any time, a stockholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement, such stockholder should notify its broker or contact FHC at (312) 595-9123. Stockholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their broker.

Attending the Special Meeting

All the stockholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. If you are a registered stockholder (that is, if you hold your stock in your own name) and you wish to attend the Special Meeting, please bring your proxy and evidence of your stock ownership, such as your most recent account statement, to the Special Meeting. You should also bring valid picture identification.

If your shares are held in street name in a stock brokerage account or by another nominee and you wish to attend the Special Meeting, you need to bring a copy of a brokerage or bank statement to the Special Meeting reflecting your stock ownership as of the record date. You should also bring valid picture identification.

THE PROPOSALS

Proposal No. 1: Approval of the Mergers

The FHC Board has unanimously approved a proposal to approve and adopt the Merger Agreement pursuant to which, among other things, FHC will change its corporate domicile from the State of Wisconsin to the State of Delaware through the Reincorporation Merger and will be renamed “Veru Healthcare Inc.,” and Aspen Park will become a wholly owned subsidiary of Veru through the APP Merger. The section entitled “The Mergers—Recommendation of FHC Board and its Reasons for the Mergers” beginning on page 65 of this proxy statement for information regarding FHC’s reasons for the Mergers, including the APP Merger. This section provides additional information regarding the Reincorporation Merger. In connection with the Reincorporation Merger, the Veru Certificate of Incorporation and Veru Bylaws have been prepared to include provisions commonly maintained by publicly traded companies incorporated in Delaware to maximize management efficiency, maximize value for Veru under Delaware law and preserve stockholder rights under Delaware law. We urge you to read carefully the following sections of this proxy statement, including the related annexes.

No Change Will Be Made in the Business or Physical Location of FHC

The Reincorporation Merger will effect only a change in the legal domicile of FHC and other changes of a legal nature. The Reincorporation Merger will not result in any change in the business, fiscal year, accounting, location of the principal executive offices, assets or liabilities of FHC. After the completion of the Reincorporation Merger, each stockholder of FHC will have the same number of shares of Veru Common Stock as shares of FHC Common Stock such stockholder held immediately prior to the completion of the Reincorporation Merger.

The Reincorporation Merger will result in the change of FHC’s name to “Veru Healthcare Inc.” While the Reincorporation Merger will not effect any change in the FHC Board or the executive officers of FHC, the APP Merger occurring immediately thereafter will result in changes to the board of directors and executive officers of FHC. Please see the section entitled “The Mergers—Board of Directors and Executive Officers of Veru After the Completion of the Mergers” beginning on page 73 of this proxy statement for further discussion.

Reasons for the Reincorporation

The FHC Board believes that there are significant advantages to FHC that will arise as a result of a change of domicile to Delaware. Further, the FHC Board believes that any direct benefit that Delaware law provides to a corporation also indirectly benefits the stockholders, who are the owners of the corporation. The FHC Board believes that there are several reasons why a reincorporation in Delaware is in the best interests of FHC and its stockholders. As explained in more detail below, these reasons can be summarized as follows:

•	Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in similar manner. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

•	Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. The FHC Board believes that FHC’s stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

•	Increased Ability to Attract and Retain Qualified Directors. Both Wisconsin and Delaware law permit a corporation to include a provision in the charter to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The FHC Board believes that, in general, Delaware law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than Wisconsin law. As a result, the FHC Board believes that the more favorable corporate environment afforded by Delaware will enable Veru to compete more effectively with other public companies in attracting and retaining new directors.

FHC has a relatively small market capitalization compared to many other publicly-traded companies, including companies in the industries in which FHC competes. In the view of the FHC Board and the management, this results in FHC facing significant competition for qualified and experienced independent directors. The current corporate governance environment and the additional requirements under the Sarbanes-Oxley Act of 2002, SEC rules and NASDAQ rules place a premium on publicly-traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and the perception of increased liability of independent directors. As a result, the FHC Board believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

The FHC Board believes that reincorporation in Delaware will enhance FHC’s ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability and responsiveness to corporate needs and more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of FHC. As a result, the FHC Board believes that the more favorable corporate environment afforded by Delaware will enable FHC to compete more effectively with other public companies, many of which are already incorporated in Delaware, to retain FHC’s current directors and attract and retain new directors.

Effecting the Reincorporation

The following discussion is qualified by reference to the text of the Merger Agreement and proposed forms of the Veru Certificate of Incorporation and the Veru Bylaws, copies of which are attached to this proxy statement as Annexes A, E and F, respectively.

FHC’s capital stock currently consists of 38,500,000 authorized shares of common stock, $0.01 par value, of which 29,052,667 shares were issued and outstanding as of May 10, 2016, and 5,015,000 authorized shares of preferred stock, $0.01 par value, none of which were issued as of that date. If the Merger Proposal is approved, FHC’s capital stock will increase from 38,500,000 authorized shares of common stock and 5,015,000 authorized shares of preferred stock, to 160,000,000 shares of common stock and 40,000,000 shares of preferred stock, with the par values remaining unchanged. Please see the section entitled “The Proposals—Proposal No. 2: Approval of Increase in Authorized Shares” beginning on page 51 of this proxy statement for further discussion.

The Reincorporation Merger will be effected by merging FHC with and into FHC Delaware Merger Sub with FHC Delaware Merger Sub surviving the Reincorporation Merger as “Veru Healthcare Inc.” Pursuant to the Merger Agreement, upon the effective date of the Reincorporation Merger, each outstanding share of FHC Common Stock will be converted into the right to receive one share of Veru Common Stock. In addition, (1) each option to purchase shares of FHC Common Stock that is outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into an option to purchase, on the same terms and conditions (including, if applicable, any continuing vesting requirements and per share exercise price), an equal number of shares of Veru Common Stock and (2) any other outstanding award relating to shares of FHC Common Stock will be converted into an equivalent award relating to an equal number of shares of Veru Common Stock. Veru will also assume sponsorship of FHC’s 1997 Stock Option Plan and 2008 Stock Incentive Plan following the effective time of the Reincorporation Merger. Some of the outstanding equity awards of FHC provide for accelerated vesting upon a change of control, including the Mergers. See the section entitled “The Mergers—Interests of FHC’s Directors and Executive Officers” beginning on page 77 of this proxy statement for additional information regarding such awards that are held by directors or executive officers of FHC.

Possible Disadvantages

Despite the belief of the FHC Board that the Reincorporation Merger is in the best interests of FHC and its stockholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. It should be noted that the interests of the FHC Board and management in connection with the Reincorporation Merger may not be the same as those of the other FHC stockholders. See the section entitled “The Mergers—Interests of FHC’s Directors and Executive Officers” beginning on page 77 of this proxy statement for additional information regarding such interests.

Significant Differences in the Articles of Incorporation/Certificate of Incorporation and Bylaws of FHC and Veru

With certain exceptions, the provisions of the Veru Certificate of Incorporation and Veru Bylaws are similar to those of FHC’s current Articles of Incorporation and Bylaws, as amended and restated. The Reincorporation Merger would include the implementation of certain provisions in the Veru Certificate of Incorporation and Veru Bylaws that may alter the rights of stockholders and the powers of management and reduce stockholder participation in certain important corporate decisions. In addition, because of differences between the laws of Wisconsin and Delaware, the Reincorporation Merger will effect some changes in the FHC stockholders’ rights. For a discussion of such changes, see the section entitled “Comparison of Stockholder Rights Before and After the Reincorporation Merger” beginning on page 136 of this proxy statement.

Required Vote; Recommendation of the FHC Board

The Merger Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock. If a stockholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, or if a stockholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, it will have the same effect as a vote “AGAINST” the Merger Proposal.

THE FHC BOARD RECOMMENDS A VOTE “FOR” THE MERGER PROPOSAL.

Proposal No. 2: Approval of Increase in Authorized Shares

The FHC Board believes it is in the best interest of FHC to amend FHC’s Amended and Restated Articles of Incorporation, as amended, to increase the total number of authorized shares of FHC Common Stock from 38,500,000 shares to 160,000,000 shares and to increase the total number of authorized shares of preferred stock of FHC from 5,015,000 shares to 40,000,000 shares. This amendment will be effected through the Reincorporation Merger where the Veru Certificate of Incorporation will authorize 160,000,000 shares of common stock and 40,000,000 shares of preferred stock. This amendment will provide Veru with a sufficient number of shares of Veru Common Stock to issue to the stockholders of Aspen Park pursuant to the Merger

Agreement, and will also provide Veru with additional authorized but unissued shares for use in future financings, acquisition transactions, joint ventures and other general corporate purposes. The text of the Veru Certificate of Incorporation is attached hereto as Annex E.

Reasons for the Increase

In order to consummate the APP Merger, FHC will be required to increase its authorized share capital in order to issue a sufficient number of shares of Veru Common Stock to issue to the stockholders of Aspen Park pursuant to the Merger Agreement. Based on the number of shares of FHC Common Stock that were issued and outstanding on a fully-diluted basis as determined in accordance with the Merger Agreement as of the close of business on May 10, 2016, the latest practicable date prior to the date of this proxy statement, a total of 52,945,552 shares of Veru Common Stock would be outstanding immediately after the closing of the Mergers. As 38,500,000 shares of FHC Common Stock are currently authorized under FHC’s Amended and Restated Articles of Incorporation, FHC does not currently have a sufficient number of authorized shares to issue shares to the Aspen Park stockholders pursuant to the Merger Agreement.

In addition, the FHC Board believes that it is desirable to have additional authorized shares of FHC Common Stock and preferred stock available for possible future financings, acquisition transactions, joint ventures and other general corporate purposes. The FHC Board believes that having such additional authorized shares of capital stock available for issuance in the future will give Veru greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders’ meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to future financings, acquisitions and joint ventures would dilute existing stockholders, the FHC Board believes that such transactions would increase the overall value of FHC to its stockholders. There are certain advantages and disadvantages of an increase in our authorized capital stock. The advantages include:

•	The ability to raise capital by issuing capital stock under the type of transactions described above, or other financing transactions.

•	Having shares of capital stock available to pursue business expansion opportunities, if any.

The disadvantages include:

•	The issuance of authorized but unissued stock could be used to deter a potential takeover of Veru that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the FHC Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

•	Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Veru Common Stock that may be issued in the future, and therefore, future issuances of Veru Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of FHC’s existing stockholders.

•	The Veru Board will have the authority, without further action by its stockholders, to issue up to 40,000,000 shares of preferred stock in one or more series and to fix from time to time the number of shares to be included in each such series and the designation of such series, and to fix the powers, preferences and relative rights, qualifications, limitations or restrictions of the shares of such series. The preferred stock may have rights and preferences that are superior to those of the common stock.

FHC has no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of capital stock to be authorized by the Veru Certificate of Incorporation other than in connection with the Mergers, the Financial Advisor Warrant and the equity grants to be made to Mr. Bethune and a FHC consultant. See the section entitled “The Mergers—Opinion of FHC’s Financial Advisor” beginning on page 68 of this proxy statement for additional information regarding the Financial Advisor Warrant and see the section entitled “The Merger Agreement—Merger Consideration” beginning on 87 of this proxy statement for additional information regarding the equity grants.

Although an increase in the authorized shares of capital stock could, under certain circumstances, have an anti-takeover effect, this proposal to increase the authorized shares of FHC is not in response to any effort of which FHC is aware to accumulate FHC stock or obtain control of FHC. Nor is it part of a plan by management to recommend a series of similar amendments to the FHC Board and stockholders.

If FHC’s stockholders do not approve the increase in authorized shares of common stock, then FHC will not be able to increase the total number of authorized shares of common stock from 38,500,000 shares to 160,000,000, and therefore, FHC will not be able to complete the Mergers.

Required Vote; Recommendation of the FHC Board

The Share Increase Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock. If a stockholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, or if a stockholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, it will have the same effect as a vote “AGAINST” the Share Increase Proposal.

THE FHC BOARD RECOMMENDS A VOTE “FOR” THE SHARE INCREASE PROPOSAL.

Proposal No. 3: Approval of Majority Voting Rights

The FHC Board believes it is in the best interest of FHC to amend FHC’s Amended and Restated Articles of Incorporation, as amended, to change the vote required by stockholders to approve certain amendments to FHC’s Articles of Incorporation, certain mergers, share exchanges or conversions, certain sales of all or substantially all of FHC’s assets, and a dissolution of FHC from an affirmative vote of the holders of two-thirds of the shares entitled to vote thereon pursuant to Section 180.1706 of the WBCL to the holders of a majority of the voting power of the outstanding shares of capital stock of FHC entitled to vote thereon.

Section 180.1706 of the WBCL provides that for a corporation like FHC organized in Wisconsin before January 1, 1973, except to the extent such corporation’s articles of incorporation are amended to provide different voting requirements, stockholders holding two-thirds of the shares entitled to vote are required to approve certain amendments to the articles of incorporation, certain mergers, share exchanges or conversions, certain sales of all or substantially all of such corporation’s assets and a dissolution of such corporation or a revocation of such dissolution. The amendment described in this section of this proxy statement would be effected through the Reincorporation Merger where the Veru Certificate of Incorporation and the DGCL will provide for the applicable majority voting standard for each of these actions in lieu of the WBCL two-thirds voting requirement.

Reasons for the Amendment

The FHC Board believes that having a majority voting standard in the future will give Veru greater flexibility to take corporate actions that will provide value to FHC stockholders. There are certain advantages and disadvantages of a majority voting standard, as opposed to a supermajority voting standard. The advantages include:

•	The two-thirds approval requirement could deter a potential takeover of FHC that may otherwise be beneficial to stockholders. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price.

•	Supermajority voting requirements give minority owners the ability to block action that might be in the stockholders’ best interests and promote board and management entrenchment.

The disadvantages include:

•	Supermajority voting requirements can serve as a takeover defense by deterring action that is not desired by holders of a substantial minority of the voting power.

•	Supermajority voting requirements can protect minority stockholders by limiting or preventing a controlling party’s ability to act unilaterally on matters requiring a stockholder vote.

•	Irregularities in the proxy system (proxies that are never received by stockholders or that arrive too late for a vote, and proxies that are invalidated for bearing the wrong signatures) may make a supermajority requirement extremely difficult to attain at times for purely technical reasons.

If FHC’s stockholders do not approve the Majority Vote Proposal, then FHC will not be able to complete the Mergers.

Required Vote; Recommendation of the FHC Board

The Majority Vote Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of FHC Common Stock. If a stockholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, or if a stockholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, such stockholder’s shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting, and will have the same effect as a vote “AGAINST” the Majority Vote Proposal.

THE FHC BOARD RECOMMENDS A VOTE “FOR” THE MAJORITY VOTE PROPOSAL.

Proposal No. 4: Approval of the Issuance of Veru Common Stock in Connection with the APP Merger

Under the Merger Agreement, the consideration payable to Aspen Park stockholders will consist of shares of Veru Common Stock. Under NASDAQ rules, a company whose stock is listed on NASDAQ, such as FHC, is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in connection with the acquisition of another company if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before such issuance in connection with such proposed acquisition. The number of shares of Veru Common Stock to be issued in connection with the APP Merger exceeds 20% of the shares of Veru Common Stock outstanding before such issuance. For this reason, FHC must obtain the approval of its stockholders, in accordance with NASDAQ rules, for the issuance of shares of Veru Common Stock in connection with the APP Merger. Accordingly, FHC is asking its stockholders to approve the issuance of shares of Veru Common Stock in connection with the APP Merger pursuant to the terms of the Merger Agreement.

Required Vote; Recommendation of the FHC Board

Approval of the Share Issuance Proposal requires the affirmative vote of a majority of the total votes cast on the Share Issuance Proposal at the Special Meeting, assuming a quorum is present. If a stockholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Special Meeting, it will have no effect on the approval of the Share Issuance Proposal. However, if a stockholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, it will have the same effect as a vote “AGAINST” the Share Issuance Proposal.

THE FHC BOARD RECOMMENDS A VOTE “FOR” THE SHARE ISSUANCE PROPOSAL.

Proposal No. 5: Approval of Non-Binding Advisory Proposal on Executive Compensation

Item 402(t) of Regulation S-K promulgated under Section 14A of the Exchange Act, which was enacted as part of the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010, requires that FHC provide its stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation arrangements for FHC’s named executive officers disclosed in the section entitled “The Mergers—Interests of FHC’s Directors and Executive Officers in the Mergers” beginning on page 77 of this proxy statement.

The payments summarized there in the table set forth in the section entitled “The Mergers—Interests of FHC’s Directors and Executive Officers in the Mergers” beginning on page 77 of this proxy statement and as further described in the accompanying footnotes and the associated narrative discussion represent all the compensation known at this time that may be paid or become payable to FHC named executive officers that is based on or otherwise related to the Mergers.

The FHC Board encourages you to review carefully the named executive officer compensation information disclosed in this proxy statement.

The FHC Board unanimously recommends that the stockholders of FHC approve the following resolution:

“RESOLVED, that the compensation that will or may become payable to the named executive officers that is based on or otherwise related to the Mergers as disclosed in this proxy statement pursuant to Item 402(t) of Regulation S-K in the section entitled “The Mergers—Interests of FHC’s Directors and Executive Officers in the Mergers” and the related tables and narrative, is hereby APPROVED.”

Required Vote; Recommendation of the FHC Board

The vote on the Advisory Compensation Proposal is a vote separate and apart from the vote on the other Proposals. Accordingly, a holder of FHC Common Stock may vote to approve any Proposal and vote not to approve the Advisory Compensation Proposal and vice versa. Approval of the Advisory Compensation Proposal requires the votes cast favoring the action exceed the votes cast opposing the action. Abstentions and broker non-votes, if any, and shares of FHC Common Stock not in attendance at the Special Meeting, in person or by proxy, will have no effect on the approval of the Advisory Compensation Proposal.

Because the vote on the Advisory Compensation Proposal is advisory only, it will not be binding on FHC. Accordingly, if the Merger Agreement is approved and adopted and the Mergers are consummated, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote of the FHC stockholders in respect of the Advisory Compensation Proposal.

THE FHC BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY COMPENSATION PROPOSAL.

Proposal No. 6: If Necessary, Approval of the Adjournment of the Special Meeting Including to Solicit Additional Proxies if There Are Not Sufficient Votes in Favor of any Proposal.

The FHC stockholders are being asked to approve a Proposal providing for the adjournment of the Special Meeting if necessary or appropriate in the view of the FHC Board to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal or the Share Issuance Proposal and to allow reasonable additional time for the filing and distribution of any supplemental or amended disclosure to be disseminated to and reviewed by the stockholders of FHC prior to the Special Meeting.

In this Proposal, FHC is asking the FHC stockholders to authorize the holder of any proxy solicited by the FHC Board to vote in favor of adjourning the Special Meeting, and any subsequent adjournments, to another time and place. If the FHC stockholders approve the Adjournment Proposal, FHC could adjourn the Special Meeting, and any adjourned session of the Special Meeting, in any of the circumstances described above to a later date and use the additional time to, among other things, solicit additional proxies in favor of the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal or the Share Issuance Proposal, including the solicitation of proxies from holders of FHC Common Stock that have previously voted against any such Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if FHC had received proxies representing a sufficient number of votes against any Proposal, FHC could adjourn the Special Meeting without a vote on any such Proposal and seek to convince the holders of those shares of FHC Common Stock to change their votes to votes in favor of any such Proposal.

The FHC Board believes that if the number of shares of FHC Common Stock present in person or by proxy at the Special Meeting and voting in favor of any Proposal is not sufficient to approve such Proposal, it is in the best interests of the holders of FHC Common Stock to enable the FHC Board to continue to seek to obtain a sufficient number of additional votes to approve any such Proposal. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Required Vote; Recommendation of the FHC Board

The vote on the Adjournment Proposal is a vote separate and apart from the vote on the other Proposals. Accordingly, a holder of FHC Common Stock may vote to approve any Proposal and vote not to approve the Adjournment Proposal and vice versa. Approval of the adjournment of the Special Meeting, if necessary, including for the purpose of soliciting additional proxies if a quorum is not present or if there are not sufficient votes in favor of any Proposal, requires the votes cast favoring the action exceed the votes cast opposing the action. Abstentions and broker non-votes, if any, will have no effect on the approval of the Adjournment Proposal, while shares of FHC Common Stock not in attendance will have no effect on the outcome of any vote on the Adjournment Proposal.

THE FHC BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

THE MERGERS

Terms of the Mergers

The proposed transaction is the combination of FHC and Aspen Park pursuant to the Merger Agreement. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the WBCL and the DGCL, FHC will reincorporate in Delaware through the merger of FHC with and into FHC Delaware Merger Sub with FHC Delaware Merger Sub continuing as the surviving corporation renamed as “Veru Healthcare Inc.” Immediately following the Reincorporation Merger, Aspen Park will become a wholly owned subsidiary of Veru through the merger of APP Merger Sub with and into Aspen Park with Aspen Park continuing as the surviving corporation. If the Mergers are consummated, the FHC stockholders and the Aspen Park stockholders will both own shares of Veru Common Stock as a result of the Mergers.

Background of the Mergers

The following chronology summarizes the key meetings and events that led to FHC’s signing of the Merger Agreement. In this process, FHC held many conversations, both by telephone and in-person, about possible strategic alternatives. The chronology below covers only the key events leading up to the Merger Agreement and does not purport to catalogue every conversation or meeting among representatives of FHC or between FHC and other parties.

As part of FHC’s ongoing strategic planning process, the FHC Board and members of its management have regularly reviewed and evaluated its business and operations, competitive position, and strategic plans and alternatives with a goal of enhancing stockholder value. From time to time, FHC has considered potential opportunities both to acquire assets or other businesses from third parties and for FHC to be acquired by a third party.

Since fiscal 2006, including after the FDA approval of FC2 as a Class III medical device in 2009, FHC has been consistently profitable. Beginning in February 2010, FHC began paying a quarterly cash dividend to share FHC’s success directly with its stockholders.

In July 2011, FHC engaged an investment banking firm to assist the FHC Board in reviewing strategic alternatives.

Beginning in early 2012, FHC’s investment bank started a process of soliciting third parties that may have an interest in acquiring FHC. The investment bank contacted a number of third parties regarding a potential acquisition of FHC, including both strategic bidders in the consumer health care industry and financial bidders.

During February 2012 and March 2012, FHC entered into confidentiality agreements with a total of six companies and provided an executive summary regarding FHC and access to preliminary due diligence materials to each of these companies.

On March 30, 2012, FHC received a non-binding indication of interest that was made jointly by a financial bidder and strategic bidder. After further discussions, these bidders withdrew their indication of interest, in part because they did not believe that FHC’s business which relies heavily on global public sector customers would fit well with the strategic bidder’s consumer-based business and they believed that the price of acquiring FHC including its global public sector business coupled with the investment required to develop FC2 as a consumer product would not be attractive. No other party expressed an interest in acquiring FHC following due diligence.

In January 2014, as a result of a management succession plan, Karen King was named President and Chief Executive Officer of FHC, reporting to the FHC Board with diversification as a key objective. She replaced O.B. Parrish, who remained as non-executive Chairman of the Board.

In July 2014, based on a recommendation by FHC’s President and Chief Executive Officer, the FHC Board decided to suspend the payment of cash dividends in order to position FHC to pursue a growth strategy which included redeployment of capital to: (1) increased investment in sales and marketing activities and (2) product diversification through the potential acquisition of additional products, technologies or businesses.

Since announcing its diversification strategy in July 2014, FHC had substantive discussions with more than 100 companies regarding a potential acquisition or other strategic transaction. During this process, FHC entered into a total of 24 confidentiality agreements in connection with potential transactions and three non-binding term sheets for potential transactions, including a non-binding term sheet with Aspen Park.

On April 28, 2015, FHC entered into a non-binding term sheet regarding a potential acquisition by FHC of an early-stage consumer health care company, which we refer to as “Company A.”

Between April 28, 2015 and August 5, 2015, FHC conducted a due diligence review with respect to Company A’s business, including product testing. On August 5, 2015, FHC communicated to Company A that it was not interested in continuing discussions with Company A based on the terms contemplated in the term sheet.

In July 2015, Karen King resigned her position as President and Chief Executive Officer of FHC, and O.B. Parrish resumed the position of Chief Executive Officer with the understanding that the FHC Board would address succession planning for Mr. Parrish in the near term. At that time, Mr. Parrish recommended to the FHC Board that David R. Bethune, a member of the FHC Board, be assigned the responsibility to oversee FHC’s diversification project. The FHC Board agreed and Mr. Bethune was given this assignment. At about the same time, Mr. Parrish communicated to Mr. Bethune that if Mr. Bethune could both find and execute on a diversification opportunity with the potential for a substantial increase in stockholder value, Mr. Parrish would support with the FHC Board a significant equity-based award for Mr. Bethune.

Following Mr. Parrish’s resumption of the position of Chief Executive Officer, the FHC Board recognized that as part of FHC’s diversification process it might also find a successor to Mr. Parrish as Chief Executive Officer. As a result, one of the criteria in evaluating diversification candidates was the consideration of whether the candidate would also bring with it an appealing successor candidate as FHC’s Chief Executive Officer.

On August 8, 2015, FHC entered into a confidentiality agreement with a women’s health company, which we refer to as “Company B,” in connection with a potential acquisition of FHC in a merger transaction. Company B was initially identified by Torreya. FHC did not enter into a term sheet with Company B and discussions with Company B terminated by November 4, 2015.

On August 10, 2015, FHC entered into an engagement letter with Torreya to serve as FHC’s financial advisor in connection with potential strategic transactions.

On October 1, 2015, Torreya spoke with Dr. Steiner about the possibility of a transaction between Aspen Park and FHC. That same day Torreya sent non-confidential background information regarding Aspen Park to FHC.

During the last quarter of 2015, while the FHC diversification process was proceeding, FHC also made a limited, targeted inquiry of a few potential strategic bidders in the consumer health care industry that might have an interest in acquiring FHC. Two of these potential bidders entered into confidentiality agreements in October and November of 2015, respectively. Both of these potential bidders had also entered into confidentiality agreements in 2012 and had conducted limited due diligence with respect to FHC at that time, but had not expressed an interest in acquiring FHC at that time. FHC conducted limited discussions with these two companies in the last quarter of 2015. As a result of those discussions, FHC determined that neither company was seriously interested in acquiring FHC.

On October 9, 2015, Torreya sent FHC financial information regarding Aspen Park that had been provided by Dr. Steiner.

On November 6, 2015, Dr. Steiner, Dr. Fisch, Mr. Bethune and a FHC consultant participated in a conference call to discuss the possibility of a transaction between FHC and Aspen Park.

On November 10, 2015, FHC entered into a mutual confidentiality agreement with Aspen Park.

On November 16, 2015, Dr. Steiner, Dr. Fisch, Michele Greco, FHC’s Chief Financial Officer, and a FHC consultant participated in a conference call to address questions from Aspen Park regarding FHC’s business and operations.

On November 19, 2015, additional technical, business and intellectual property information relating to the Aspen Park portfolio of assets, including medical trade periodical information, was provided to FHC for review by Mr. Bethune and two FHC consultants.

On November 20, 2015, additional technical, business and intellectual property information relating specifically to the Aspen Park BPH asset was provided to FHC for review by Mr. Bethune and two FHC consultants. Also, on November 20, 2015, two FHC consultants participated in a conference call with Dr. Steiner and Dr. Fisch to discuss Aspen Park’s technology and intellectual property.

Between November 20, 2015 and February 11, 2016, FHC conducted patient need, product differentiation, scientific and regulatory due diligence with respect to Aspen Park’s portfolio of assets, including discussions with a number of medical doctor experts and a number of Ph.D. scientists engaged by FHC, including experts in the areas of oncology, urology, fertility and rheumatology.

On November 30, 2015, Mr. Bethune and a FHC consultant had the first of numerous conversations with a medical doctor expert engaged by FHC to help FHC assess both the patient need and the potential development and regulatory success of the drug indications in the Aspen Park portfolio of assets.

On December 8, 2015, Aspen Park provided FHC with additional intellectual property information relating to the Aspen Park portfolio of assets.

On December 9, 2015, FHC engaged an intellectual property attorney with years of experience in healthcare, drug development and medical devices to assist in FHC’s review of the Aspen Park intellectual property.

During a regularly scheduled meeting of the FHC Board held on December 10, 2015 in Chicago, which was attended by a representative of FHC’s outside legal counsel, Reinhart Boerner Van Deuren s.c., which we refer to as “Reinhart,” Mr. Bethune reported on discussions with Aspen Park and two other potential transactions, including a company, which we refer to as “Company C,” with intellectual property rights related to a pharmaceutical product under development. Mr. Bethune discussed several of Aspen Park’s products and the potential terms of a transaction with Aspen Park.

On December 15, 2015, Dr. Steiner, Dr. Fisch, Mr. Bethune and a FHC consultant participated in a conference call to discuss scientific, regulatory, intellectual property and other matters relating to the Aspen Park portfolio of assets. During this call, Aspen Park also indicated that in a potential combination the Aspen Park stockholders should receive in the range of 60% of the outstanding equity, with the remaining 40% of the equity going to the FHC stockholders.

On December 16, 2015, Dr. Steiner provided Mr. Bethune and a FHC consultant with responses to scientific due diligence questions raised by one of the Ph.D. scientists engaged by FHC.

On December 19, 2015, Dr. Steiner, Dr. Fisch, Michele Greco and a FHC consultant participated in a conference call to address questions from Aspen Park regarding FHC’s business prospects.

On December 20 and 21, 2015, Dr. Steiner, Dr. Fisch, Mr. Bethune and a FHC consultant met in Phoenix to provide further information and have further discussions regarding the Aspen Park portfolio of assets including its development, regulatory and business prospects. The parties discussed how the two companies could potentially partner to enhance stockholder return, achieve product diversification objectives to lessen market risk and address management succession planning. The parties also discussed the potential split of the equity in the combined company, and Mr. Bethune stated that allocating more of the equity to the Aspen Park stockholders would not be acceptable to FHC. Based on these discussions and the scientific, business, financial, regulatory, intellectual property and other due diligence that had already taken place, and acknowledging that further due diligence still needed to take place, the parties discussed a potential merger that would generally look like a merger of equals.

On December 30, 2015, Dr. Steiner, Dr. Fisch, Ms. Greco and a FHC consultant participated in a conference call to address questions from Aspen Park regarding how increasing competition was affecting FC2 and FHC’s accounts receivable balance, including recent developments in Brazil.

On December 31, 2015, Dr. Steiner and Dr. Fisch provided a FHC consultant with a draft letter of intent for discussion purposes only for a proposed combination of FHC with Aspen Park with 50% of the equity going to the FHC stockholders and 50% of the equity going to the Aspen Park stockholders.

On January 14, 2016, FHC entered into a non-binding term sheet regarding a potential exclusive license from Company C. Between January 14, 2016 and March 21, 2016, FHC conducted testing of Company C’s product.

On January 18, 2015, FHC’s intellectual property attorney provided Mr. Bethune and a FHC consultant with updates to his ongoing assessment of Aspen Park’s intellectual property portfolio.

On January 18, 2015, Dr. Steiner, Dr. Fisch, Mr. Bethune and a FHC consultant participated in a conference call to discuss business points relating to a proposed combination between FHC and Aspen Park. During this call, Mr. Bethune proposed that the FHC stockholders would retain greater than 50% equity ownership in any combination transaction.

On January 22, 2015, during a call between Dr. Steiner and Mr. Bethune, the parties conceptually agreed to a 52% equity ownership position for the FHC stockholders and a 48% equity ownership position for the Aspen Park stockholders.

On January 26, 2016, FHC and Aspen Park entered into a non-binding term sheet for a proposed transaction. The term sheet contemplated a merger transaction that would incorporate the combined company in Delaware and provide that FHC’s stockholders would receive approximately 52% of the combined company’s shares and Aspen Park’s stockholders would receive approximately 48% of the combined company’s shares. The term sheet also provided that (1) the combined company would have a new seven member Board of Directors, (2) FHC would have a fiduciary out and would be required to pay a reasonable break-up fee if the proposed merger did not proceed due to failure to receive the required approval by FHC’s stockholders where an alternative transaction is proposed and an alternative transaction is consummated within an agreed period following termination, (3) FHC would reimburse Aspen Park for 70% of its direct expenses related to the transaction if the transaction failed to receive the required approval by FHC’s stockholders for any other reason and (4) Dr. Steiner and Dr. Fisch would agree to lock-up sales of 75% of the shares they receive in the transaction for 18 months after the closing of the transaction. The term sheet contained a binding commitment by FHC and Aspen Park to deal exclusively with the other until March 7, 2016, with respect to any sale of all or substantially all of such party’s assets or other proposed merger or combination transaction.

On January 29, 2016, FHC’s intellectual property attorney provided FHC with his written assessment of Aspen Park’s intellectual property portfolio.

On January 29, 2016, FHC and Aspen Park held an organizational call regarding the proposed transaction with their respective representatives, including legal and accounting advisors. These advisors included Reinhart on behalf of FHC and Aspen Park’s legal advisors, Littman Krooks LLP, which we refer to as “Littman,” and Greenberg Traurig LLP, which we refer to as “Greenberg.” Between February 5, 2016, and March 11, 2016, the respective representatives of FHC and Aspen Park continued to hold weekly calls on Friday afternoons, regarding the proposed transaction, including timetable, organizational matters and open issues.

During the weekly call held on February 5, 2016, representatives of FHC and Aspen Park discussed potential alternatives for structuring the transaction, including potential legal and accounting considerations. During this call, FHC stated that it would want Aspen Park’s annual financial statements to be audited by an independent auditing firm prior to the execution of a definitive merger agreement.

During the week of February 8, 2016, FHC and Aspen Park decided to structure the proposed transaction as a reincorporation of FHC in Delaware followed by a merger of a wholly owned subsidiary of FHC with and into Aspen Park, and that the shares of Veru Common Stock would be issued to Aspen Park’s stockholders in an exempt transaction under the Securities Act of 1933.

On February 10, 2016, Aspen Park’s accountants and an Aspen Park consultant visited FHC’s offices in Chicago to conduct due diligence regarding financial and accounting matters.

During the first part of February 2016, Mr. Parrish and Mr. Bethune had a number of discussions regarding the size of a potential equity award for Mr. Bethune contingent on the closing of the proposed transaction with Aspen Park.

On February 16, 2016, a FHC consultant discussed with Mr. Parrish the size of potential equity awards for Mr. Bethune and the consultant. Mr. Parrish stated that he was supportive of an award based on his earlier discussions with Mr. Bethune and that he also supported an award to the consultant, but in both cases the size and terms of any award would be a matter for consideration by the full FHC Board.

On February 16, 2016, a FHC consultant discussed with Dr. Steiner potential equity awards for Mr. Bethune and the FHC consultant relating to the proposed transaction and the provision of potential services after the closing of the transaction. Dr. Steiner supported the proposal and agreed on behalf of Aspen Park to share equally the dilutive effect of such awards.

On February 17, 2016, Reinhart sent to Aspen Park and its legal and accounting advisors a proposed form of definitive merger agreement. This draft of the merger agreement included a provision for the escrow of a portion of the shares of Veru Common Stock issuable to Aspen Park’s stockholders as the sole remedy for Aspen Park’s indemnification obligations set forth in the merger agreement for breaches of representations, warranties, covenants and other matters. Because FHC is a publicly traded company, the draft merger agreement provided that FHC’s representations and warranties would not survive the closing of the transaction and that there would be no post-closing indemnification obligations for FHC or any of its stockholders. The draft merger agreement also proposed that the parties consider having Dr. Steiner enter into an employment agreement so that he would be in position to work full-time for Veru upon the closing of the Mergers.

On February 29, 2016, Littman sent to FHC and its advisors a revised draft of the definitive merger agreement which eliminated Aspen Park’s post-closing escrow and indemnification obligations, provided for payment of a termination fee by FHC to Aspen Park if FHC did not receive the required vote of its stockholders for any reason, provided for the Aspen Park stockholders to receive registration rights with respect to the shares that would be issuable to them in the transaction and provided that the failure of a party to collect a material portion of its accounts receivable would be material adverse effect on that party which would allow the other party not to close the transaction.

On March 1, 2016, the FHC Board held a meeting in Chicago, which was attended by a representative of Reinhart. At this meeting, Mr. Bethune made a detailed presentation regarding the diversification process to date, including an overview of the number and types of companies contacted and the status of discussions with Aspen Park, Company C and one other company. Mr. Bethune also provided a summary of Aspen Park, including its products and management team. The representative of Reinhart summarized key provisions of the draft merger agreement with Aspen Park, potential timing for a merger transaction with Aspen Park and the requirement to file a proxy statement with the SEC in connection with the transaction.

On March 4, 2016, Mr. Parrish and Mr. Bethune discussed the composition of the Veru Board. Following this discussion, Mr. Bethune called Dr. Steiner and proposed that FHC designate a majority of the Veru Board. Dr. Steiner stated that this proposal was not acceptable to Aspen Park.

On March 7, 2016, Reinhart and Littman held a call to discuss the significant open points in the draft of the merger agreement sent by Littman on February 29, 2016.

During March 7 and March 8, 2016, FHC held internal discussions regarding the composition of the Veru Board. An FHC consultant discussed with Mr. Parrish the experience and qualifications of some of the potential board candidates that Dr. Steiner had suggested. Mr. Parrish stated that FHC would not need to appoint a majority of the Veru Board if Aspen Park proposed a sufficient number of new independent directors with significant experience who were acceptable to FHC.

During March 7 and March 8, 2016, Mr. Bethune communicated with Dr. Steiner regarding FHC’s views on the Veru Board. Following these discussions, Dr. Steiner contacted two potential members of the Veru Board and by March 11, 2016, Dr. Steiner had proposed a seven member board that included Mr. Parrish, three current Aspen Park directors and three new independent directors who were acceptable to FHC.

On March 8, 2016, FHC and Aspen Park agreed to extend the period during which they would deal exclusively with the other with respect to any sale of all or substantially all of such party’s assets or other proposed merger or combination transaction from until March 7, 2016 to March 31, 2016.

On March 8, 2016, representatives of FHC, Aspen Park, Reinhart and Littman participated in a call to discuss the significant open points in the merger agreement. During this call, Aspen Park accepted a proposal that the shares of Veru Common Stock issuable to Dr. Steiner and Dr. Fisch that would be subject to the Lock-Up Agreements would also be placed in escrow for a period of up to a year as the sole remedy for Aspen Park’s indemnification obligations set forth in the merger agreement, provided that 75% of the shares in escrow would be released after six month to the extent not subject to a claim. FHC accepted Aspen Park’s proposal that its stockholders would have registration rights for the shares of Veru Common Stock they receive in the transaction.

Later on March 8, 2016, Aspen Park accepted FHC’s proposal in connection with FHC’s obligation to pay a termination fee in connection with a failure by FHC to obtain the required vote of its stockholders. Under FHC’s proposal, such termination fee would only be payable if an alternative acquisition proposal has been publicly disclosed prior to the date of termination and the date of the FHC stockholders’ meeting to approve the transactions, such acquisition proposal is pending as of the date of termination, and FHC completes or enters into a definitive agreement for an alternative transaction within 12 months after the termination of the merger agreement. In no event would FHC be obligated to pay the termination fee unless an alternative transaction was completed.

On March 11, 2016, during the weekly call of representatives of FHC and Aspen Park, the parties discussed the ratio of shares of Veru Common Stock that would be held by FHC stockholders and Aspen Park stockholders, and whether the ratio should change based on developments since the term sheet was executed on January 26, 2016, including the increase in FHC’s market capitalization. Dr. Steiner expressed his view that the ratio should remain at 52% for the FHC stockholders and 48% for the Aspen Park stockholders in view of risks to both sides, including risks relating to FHC as a result of increasing competition and the size of the Brazil receivable and the potential for continued delay in collecting the receivable, and in view of Aspen Park’s plan to raise more than $1 million in a private placement that would dilute only Aspen Park.

On March 11, 2016, Reinhart sent to Aspen Park and its legal and accounting advisors a revised draft of the definitive merger agreement. This draft of the merger agreement included a provision for the escrow of the shares of Dr. Steiner and Dr. Fisch subject to the Lock-Up Agreements and did not include as a material adverse effect the failure of a party to collect a material portion of its accounts receivable.

Between March 11, 2016 and March 21, 2016, Reinhart sent to Aspen Park and its advisors drafts of the other key transaction documents, including the form of the Support Agreements, the form of the Lock-Up Agreements, the Escrow Agreement and the Registration Rights Agreement.

On March 15, 2016, the FHC Board held meeting in Chicago, which was attended by a representative of Reinhart, at which it discussed Aspen Park and the potential transaction in detail. Matters discussed during this meeting included the proposed ratio of 52% to the FHC stockholders and 48% to Aspen Park stockholders and the membership of the Veru Board after the Mergers. The FHC Board decided that FHC would seek to negotiate a higher ratio for the FHC stockholders. The FHC Board also discussed the proposed composition of the Veru Board, and decided that the Veru Board should have nine members, with three directors designated by FHC, three directors designated by Aspen Park and three new independent directors identified by Aspen Park who were acceptable to FHC.

On March 16, 2016, Mr. Bethune called Dr. Steiner and proposed that the Veru Board would have nine members, with the three designees of Aspen Park previously identified, the three new independent directors that Aspen Park had identified that were acceptable to FHC and three designees of FHC, which would include Mr. Parrish. Dr. Steiner indicated that this proposal was acceptable to Aspen Park.

On March 17, 2016, Mr. Bethune called Dr. Steiner and proposed changing the ratio of shares of Veru Common Stock, suggesting that the FHC stockholders receive at least 60%.

On March 17, 2016, Dr. Steiner called Mr. Bethune and informed him that Aspen Park was ending discussions in view of the changes FHC had proposed from the term sheet, including the proposed change in the ratio of shares of Veru Common Stock.

On March 18, 2016, Mr. Bethune called Dr. Steiner to try to find a basis for continuing with discussions regarding the potential transaction and they agreed to do so based on a ratio of 55% to the FHC stockholders and 45% to the Aspen Park stockholders, provided that this equity split would not be revisited in the future.

On March 18, 2016, Mr. Parrish sent an email to Dr. Steiner confirming that FHC understood that Aspen Park was resuming discussions on a potential transaction and accepting a change to a ratio of 55% for the FHC stockholders and 45% for the Aspen Park stockholders on the condition that the parties would not reopen discussion of the ratio again and that FHC would have the FHC Board review and accept or reject a transaction on that basis. Dr. Steiner responded by email that same day that he would instruct Aspen Park’s representatives to push ahead.

On March 22, 2016, Littman sent to FHC and its advisors a revised draft of the definitive merger agreement. This draft proposed a limit on the obligations pursuant to the escrow and the indemnification provisions of the merger agreement equal to 75% of the aggregate market value of the Escrow Shares as of the closing of the Mergers, reducing to 25% of such amount on the six-month anniversary of the closing of the Mergers.

FHC had proposed that Dr. Steiner enter into an employment agreement so that he would be in position to work full-time for Veru upon the closing of the Mergers. On March 22, 2016, Reinhart sent to Littman and Greenberg a draft of an employment agreement for Dr. Steiner.

On March 22, 2016, Mr. Parrish circulated a document to the other members of the FHC Board discussing the potential grant of equity compensation to Mr. Bethune and a consultant by Veru after the transaction in view of their efforts relating to FHC’s diversification strategy. This document proposed that Mr. Bethune would receive a restricted stock grant of 560,000 shares and the consultant would receive a restricted stock grant of 200,000 shares, in each case vesting over a two-year period following the closing of the Mergers subject to each individual providing consulting or other services to Veru after the closing. Mr. Parrish supported this proposal. As these shares would be issued by Veru at closing, the dilutive effect would be shared by the FHC stockholders and the Aspen Park stockholders. This document also indicated that Mr. Bethune would abstain from voting on the proposed transaction with Aspen Park.

On March 23, 2016, representatives of FHC, Aspen Park, Reinhart, Littman and Greenberg participated in a conference call to discuss open points on the merger agreement and other significant transaction documents. During this call, Aspen Park proposed $3,200,000 as the amount of the termination fee.

On March 24, 2016, Reinhart sent to Littman and Greenberg a revised draft of the indemnification section of the merger agreement to facilitate resolving all open points on that section.

On March 24 and 25, 2016, the FHC Board held meetings in Chicago to discuss and consider the proposed transaction in detail. A representative from Reinhart attended the meetings. During the March 24, 2016 meeting, Mr. Bethune made a detailed presentation on Aspen Park and the proposed transaction. Reinhart also made a detailed presentation regarding the fiduciary duties of the FHC directors and the principal terms of the transaction, the merger agreement and the other key transaction documents. The FHC Board also discussed the proposed equity grants to Mr. Bethune and a FHC consultant without Mr. Bethune present.

Dr. Steiner and Dr. Fisch attended the meeting of the FHC Board during the morning of March 25, 2016, and made a detailed presentation on Aspen Park, opportunities for FC2 in consumer markets and their view of the proposed transaction between FHC and Aspen Park.

A representative of Torreya attended the meeting of the FHC Board during the afternoon of March 25, 2016, to make a detailed presentation on Torreya’s analysis with respect to the work Torreya was doing to support an opinion as to the fairness of the proposed merger consideration to FHC from a financial point of view. The FHC Board decided to continue discussions of the proposed transaction. The FHC Board further discussed the proposed equity grants to Mr. Bethune and the consultant without Mr. Bethune present, and decided that a grant of 560,000 shares would be made to Mr. Bethune and 200,000 shares to the consultant on the terms proposed, except that 50% of each award would be in the form of options rather than restricted stock and that the options would have an exercise price equal to the market value of the FHC Common Stock at closing and that the options, like the restricted stock, would vest over a two-year period.

On March 28, 2016, Littman sent an email to Reinhart indicating that Aspen Park would accept the proposed indemnification section of the merger agreement if the indemnification limit was based on the market value of the Escrow Shares as of the signing of the merger agreement rather than the closing of the Mergers. After additional communications on this issue, the parties agreed to set a dollar amount for the indemnification limit and Aspen Park proposed $20,000,000.

On March 29, 2016, Reinhart sent to Littman and Greenberg a revised draft of the merger agreement. With this draft, Reinhart proposed $2,000,000 for the amount of the termination fee and $25,000,000 as the indemnification limit.

On March 30, 2016, representatives of Reinhart and Littman participated in a conference call to discuss open points on the merger agreement and other significant transaction documents. During this call, it was proposed that $2,500,000 would be the amount of the termination fee and $25,000,000 would be the indemnification limit.

The FHC Board held a meeting by telephone on March 31, 2016, with a representative of Reinhart attending. The FHC Board discussed and approved $2,500,000 as the amount of the termination fee and $25,000,000 as the indemnification limit. Reinhart advised the FHC Board of its fiduciary duties in connection with the potential transaction and then reviewed the proposed terms of the Merger Agreement. Torreya had previously delivered its opinion, confirmed in writing by an opinion dated March 31, 2016, that the consideration to be received by the Aspen Park stockholders pursuant to the Merger Agreement, as of the date of the opinion and based upon and subject to the assumptions, limitations, qualifications and factors contained therein, is fair, from a financial point of view, to FHC. Prior to the final discussion and vote on the merger agreement, David R. Bethune, who would receive an equity grant from Veru in connection with post-closing consulting services, recused himself. The remaining six members of the FHC Board then conducted further discussion and evaluation of the Mergers and the terms and conditions of the Merger Agreement. By a unanimous vote of the six directors voting, the FHC Board determined that the Merger Agreement and the Transactions, including the Mergers, were advisable, fair to and in the best interests of the stockholders of FHC, and approved the Merger Agreement and the Transactions.

On April 1, 2016, Reinhart sent to Littman and Greenberg a revised draft of the merger agreement. Between April 1, 2016 and April 5, 2016, the parties resolved the remaining open issues on the merger agreement and the other key transaction documents, including the form of the Support Agreements, the form of the Lock-Up Agreements, the Escrow Agreement, the Registration Rights Agreement and the Steiner Employment Agreement.

On April 5, 2016, Aspen Park delivered its audited financial statements as of September 30, 2015 and 2014 and its unaudited interim financial statements as of December 31, 2015 and 2014.

Later in the day on April 5, 2016, after the close of trading on the NASDAQ Stock Market, FHC, Aspen Park, FHC Delaware Merger Sub and APP Merger Sub executed and delivered the Merger Agreement. On April 6, 2016, before the opening of trading on the NASDAQ Stock Market, FHC and Aspen Park issued a joint press release announcing the execution of the Merger Agreement.

Recommendation of the FHC Board and its Reasons for the Mergers

In evaluating the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, the FHC Board consulted with FHC’s management and its outside legal and financial advisors and, in recommending that FHC’s stockholders approve and adopt the Merger Agreement and the other Proposals at the Special Meeting, the FHC Board considered a number of factors, including, without limitation, the following:

•	Strategic Benefits of the Transaction. FHC believes the proposed transaction provides an extraordinary opportunity to establish a new company with multiple products that provide opportunities for growth, while mitigating the risks associated with FHC being a single product company. FHC and Aspen Park have complementary strengths, and the proposed transaction would create a men’s and women’s health and oncology company that strategically joins FC2, FHC’s market-leading consumer health product, with Aspen Park’s multiple high profile drug candidates and consumer products.

•	Aspen Park’s Product Pipeline. Aspen Park has a deep pipeline of both late and early stage product candidates focused in oncology and men’s and women’s health that include a combination of products subject to the potentially less risky, less costly and more expedited 505(b)(2) pathway for FDA regulatory approval as well as new chemical entities that provide an opportunity for high return.

•

Experienced Chief Executive Officer. In January 2014, as a result of a management succession plan, Karen King was named President and Chief Executive Officer of FHC, replacing O.B. Parrish. In July 2015, Ms. King resigned and O.B. Parrish resumed the position of Chief Executive Officer. One of the criteria considered in evaluating diversification candidates was the consideration of whether the candidate would also bring with it an appealing successor candidate as FHC’s Chief Executive Officer. Mitchell S. Steiner, M.D., who is Aspen Park’s President and Chief Executive Officer and who will be

Veru’s President and Chief Executive Officer after the Mergers, has more than 16 years of experience as the chief executive officer of a company that was initially private and became publicly traded during the period Dr. Steiner served as chief executive officer. He will provide Veru with a successor to O.B. Parrish as Chief Executive Officer.

•	New Board of Directors. Veru will have a new Board of Directors with three directors named by FHC (O.B. Parrish, David R. Bethune and another director to be designated by FHC), three directors currently on Aspen Park’s Board of Directors (Mitchell S. Steiner, M.D., Harry Fisch, M.D. and Elgar Peerschke) and three new directors (Georges Makhoul, Lucy Lu, M.D. and Mario Eisenberger, M.D.). Overall, the new board will be diverse and will have significant pharmaceutical and financial experience.

•	Review of Aspen Park. FHC’s review of information concerning Aspen Park and its business, financial condition and assets, including its products and their potential and its intellectual property portfolio.

•	Review of Strategic Alternatives. FHC’s Board of Directors, after a thorough review of strategic alternatives and discussions with FHC’s legal and financial advisors, concluded that the value offered to FHC’s stockholders in the transactions contemplated by the Merger Agreement was more favorable to FHC’s stockholders than the potential value that might have resulted from other strategic opportunities available to FHC, taking into account the potential benefits, risks and uncertainties associated with those other opportunities. As part of FHC’s diversification strategy announced in July 2014, FHC evaluated more than 100 potential transactions, including the acquisition of other products and/or companies, and the FHC Board determined that the proposed transaction with Aspen Park offered the most compelling opportunity for growth and diversification reasonably available to FHC.

•	Opinion and Financial Presentation of Torreya. The financial presentation and opinion of Torreya, dated March 31, 2016, to the FHC Board as to the fairness, from a financial point of view and as of the date of the opinion, to FHC of the consideration to be paid to the Aspen Park stockholders in the APP Merger, as more fully described below under “Opinion of FHC’s Financial Advisor” beginning on page 68 of this proxy statement and as set forth in its entirety as Annex D hereto and incorporated herein by reference.

•	Merger Agreement Terms and Conditions. The terms and conditions of the Merger Agreement, including the parties’ representations, warranties and covenants, the conditions to their respective obligations under the Merger Agreement, and the rights and the circumstances upon which the parties may terminate the Merger Agreement and the impact on the parties upon such termination.

•	Lock-Up Agreements. Aspen Park’s two largest stockholders, Harry Fisch, M.D. and Mitchell S. Steiner, M.D., together with the Fisch LLC, have entered into the Lock-Up Agreements, which prohibit them from transferring 75% of the shares of Veru Common Stock each such holder is entitled to receive in the APP Merger for a period of 18 months after the closing of the Mergers.

•	Escrow of Shares. The shares of Veru Common Stock that will be subject to the Lock-Up Agreements will be held in escrow for a period of one-year after the closing of the Mergers as the sole remedy for Aspen Park’s indemnification obligations set forth in the Merger Agreement pursuant to the terms of the Escrow Agreement.

In the course of its deliberations, the FHC Board also considered a number of uncertainties and risks concerning the transactions contemplated by the Merger Agreement, including the following:

•	Risks Relating to Aspen Park’s Business. Aspen Park is an early-stage pharmaceutical company with minimal revenues, a history of losses, uncertainty as to its ability to commercialize its drug development candidates, and the need for significant additional financing. See the section entitled “Risk Factors” beginning on page 23 of this proxy statement for additional information regarding risks relating to Aspen Park’s business.

•	Restrictions on Soliciting Acquisition Proposals. The restrictions the Merger Agreement imposes on FHC’s ability to solicit or initiate discussions with third parties regarding proposals to acquire FHC, and the restrictions on FHC in responding to unsolicited proposals.

•	Effect of Termination Fee. The fact that FHC must pay Aspen Park a termination fee of $2.5 million if FHC or Aspen Park terminates the Merger Agreement in specified circumstances as described in the section entitled “The Merger Agreement—Termination Fees and Expenses” beginning on page 99 of this proxy statement. Among other conditions, in no event will the termination fee be payable unless FHC completes an alternative transaction with a third party. The FHC Board considered the possibility that the termination fee payable by FHC to Aspen Park may discourage potential bidders for FHC and, if the Merger Agreement is terminated in certain circumstances, affect FHC’s ability to enter into an agreement for, or consummate, an alternative transaction for up to 12 months following the termination date should the Mergers not be completed.

•	Conditions to the Completion of the Mergers; Likelihood of Closing. The likelihood of the completion of the Mergers in light of the conditions in the Merger Agreement to the obligations of FHC and Aspen Park to complete the Mergers, including the requirement for approval of the Mergers by a two-third vote of FHC’s stockholders. The FHC Board further considered the fact that, if the Mergers are not completed, FHC’s executive officers and other employees will have expended extensive time and effort attempting to complete the transaction and will have experienced significant distractions from their work during the pendency of the transaction and FHC will have incurred significant expense in connection with the transaction, including the potential obligation to reimburse Aspen Park for certain of its expenses if FHC fails to obtain the required approval of its stockholders. The FHC Board further considered the fact that, if the Mergers are not completed, the market’s perception of FHC’s continuing business could potentially result in a loss of customers, employees and other business relationships.

•	Pre-Closing Covenants. Under the terms of the Merger Agreement, FHC agreed that it will carry on its business in all material respects in the ordinary course consistent with past practice and, subject to specified exceptions, that FHC will not take a number of actions related to the conduct of its business without the prior written consent of Aspen Park, such consent not to be unreasonably withheld, delayed or conditioned. The FHC Board further considered that these terms may limit the ability of FHC to pursue business opportunities that it might otherwise pursue.

•	Registration Rights Agreement. The issuance of the shares of Veru Common Stock to the Aspen Park stockholders in the Aspen Park Merger will not be registered under the Securities Act of 1933 in reliance on the exemption from registration under federal securities regulations. Veru will grant the Aspen Park stockholders certain registration rights pursuant to the Registration Rights Agreement.

•	Concentration of Ownership of Veru Common Stock. Upon the completion of the Mergers, each of Harry Fisch, M.D. and Mitchell S. Steiner, M.D. will beneficially own approximately 15.3% of the outstanding shares of Veru Common Stock based on the assumptions described in the section entitled “Agreements Relating to the Mergers—Lock-Up Agreements” beginning on page 102 of this proxy statement. As a result, Dr. Fisch and Dr. Steiner will have the ability to exert significant influence over the outcome of stockholder votes.

•	Effect of Public Announcement. The effect of a public announcement of the Merger Agreement on FHC’s operations, customers, employees and other business relationships, and its ability to attract and retain key personnel.

•	Interests of the FHC Board and Management. The executive officers and directors of FHC may have interests in the transactions contemplated by the Merger Agreement that are different from, or in addition to, those of FHC’s stockholders. See the section entitled “The Merger Agreement—Interests of FHC’s Directors and Executive Officers in the Mergers” beginning on page 77 of this proxy statement for additional information.

Overall, and after considering the many positive and negative factors, the FHC Board believes that the Mergers and the other transactions contemplated by the Merger Agreement are in the best interests of FHC and its stockholders. The FHC Board recommends that you vote in favor of the Merger Proposal, the Share Increase Proposal, the Majority Vote Proposal, the Share Issuance Proposal and the other proposals at the Special Meeting.

In view of the variety of factors considered by the FHC Board in connection with its evaluation of the proposed transaction with Aspen Park and the complexity of the negotiation of the transaction, the FHC Board did not consider it practical, and did not, quantify, rank or otherwise assign relative weights to the specific factors it considered in approving the transaction and reaching its recommendation. Rather, the FHC Board made its recommendation to FHC’s stockholders based on the totality of information considered by the FHC Board. In considering the factors discussed above, individual members of the FHC Board applied their own judgment and may have given different weights to different factors.

The foregoing discussion of the reasons of the FHC Board for the proposed transaction contains a number of forward-looking statements that reflect the current views of FHC with respect to future events that may have an effect on its future financial performance. Forward-looking statements are subject to risks and uncertainties. Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Cautionary statements that identify important factors that could cause or contribute to differences in results and outcomes include those discussed in sections entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 43 of this proxy statement and “Risk Factors” beginning on page 23 of this proxy statement.

Opinion of FHC’s Financial Advisor

Pursuant to an engagement letter dated August 10, 2015, FHC retained Torreya to act as a financial advisor in connection with the Mergers and to render an opinion to the FHC Board as to the fairness, from a financial point of view, to FHC of the aggregate number of shares of FHC Common Stock to be paid in the APP Merger.

On March 31, 2016, Torreya delivered its opinion to the FHC Board to the effect that and subject to the various assumptions, qualifications and limitations set forth therein, as of that date, the aggregate number of shares of FHC Common Stock to be paid in the APP Merger was fair, from a financial point of view, to FHC. The full text of the written opinion of Torreya, dated March 31, 2016, is attached as Annex D to this proxy statement and is incorporated by reference. FHC encourages holders of FHC Common Stock to read the opinion in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review by Torreya. The summary of the written opinion of Torreya set forth herein is qualified by reference to the full text of such opinion. Torreya’s analyses and opinion were prepared for and addressed to the FHC Board and are directed only to the fairness, from a financial point of view, of the aggregate number of shares of FHC Common Stock to be paid in the APP Merger. Torreya’s opinion is not a recommendation to any stockholder as to how to vote with respect to the proposed Mergers or to take any other action in connection with the Mergers or otherwise.

In connection with its opinion, Torreya reviewed and considered such financial and other matters as it deemed relevant, including, among other things:

•	A draft of the Merger Agreement dated March 29, 2016;

•	Certain publicly available financial and other information for FHC and certain other relevant financial and operating data furnished to Torreya by FHC management;

•	Certain publicly available information for Aspen Park and certain other relevant financial and operating data furnished to Torreya by Aspen Park management via FHC;

•	Certain internal financial analyses, reports and other information concerning Aspen Park prepared by the management of Aspen Park and certain financial forecasts concerning Aspen Park prepared by the management of Aspen Park and adjusted by FHC management in consultation with Aspen Park, which we refer to as the “Aspen Park Forecast” in this proxy statement (for further discussion of the Aspen Park Forecast, see the section entitled “The Mergers—Certain Aspen Park Projections” beginning on page 83 of this proxy statement);

•	Certain stock market data of FHC and certain publicly traded companies Torreya deemed relevant;

•	Certain financial terms of the APP Merger as compared to the financial terms of certain selected business combinations Torreya deemed relevant; and

•	Such other information, financial studies, industry literatures, analyses and investigations and such other factors that Torreya deemed relevant for the purpose of its opinion.

In conducting its review and arriving at its opinion, Torreya, with FHC’s consent, assumed and relied upon, without independent investigation, the accuracy and completeness of all financial and other information provided to it by FHC and Aspen Park, or which is publicly available or was otherwise reviewed by Torreya. Torreya did not undertake any responsibility for the accuracy, completeness or reasonableness of, or independent verification of, such information. Torreya relied upon, without independent verifications, the assessment of FHC management as to the viability of, and risks associated with, the existing products and services of FHC and Aspen Park (including without limitation, the development, testing and marketing of such products and services, the receipt of all necessary governmental and other regulatory approvals for the development, testing and marketing thereof, and the life and enforceability of all relevant patents and other intellectual and other property rights associated with such products and services). In addition, Torreya did not conduct or assume any obligation to conduct any physical inspection of the properties or facilities of FHC or Aspen Park. Torreya, with FHC’s consent, assumed that the Aspen Park Forecast was reasonably prepared by the management of Aspen Park in consultation with the management of FHC on bases reflecting the best currently available estimates and good faith judgments of such management as to the future performance of Aspen Park, and such projections provide a reasonable basis for Torreya’s opinion. Torreya expresses no opinion as to the Aspen Park Forecast or the assumptions on which it was made. Torreya further relied upon the assurance of management of FHC that they are unaware of any facts that would make the information provided to Torreya incomplete or misleading in any respect. Torreya expressly disclaimed any undertaking or obligations to advise any person of any change in any fact or matter affecting its opinion of which Torreya becomes aware after the date hereof.

Torreya did not make or obtain any independent evaluations, valuations or appraisals of the assets or liabilities of FHC, nor was Torreya furnished with such materials. Torreya assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Torreya for purposes of its opinion and, with FHC’s consent, Torreya relied upon such information as being complete and accurate. Torreya’s services to FHC in connection with the Merger Agreement have been comprised solely of rendering an opinion from a financial point of view with respect to the aggregate number of shares of FHC Common Stock to be paid in the APP Merger. Torreya expressed no view as to any other aspect or implication of the Merger Agreement or any other agreement, arrangement or understanding entered into in connection with the Merger Agreement or otherwise. Torreya’s opinion is necessarily based upon economic and market conditions and other circumstances as they existed and could be evaluated by Torreya as of the date of its opinion. It should be understood that although subsequent developments may affect Torreya’s opinion, Torreya does not have any obligation to update, revise or reaffirm its opinion and Torreya expressly disclaims any responsibility to do so.

For purposes of rendering its opinion Torreya assumed in all respects material to its analysis, that the final form of the Merger Agreement will be substantially similar to the last draft reviewed by Torreya. Torreya also assumed that all governmental, regulatory and other consents and approvals contemplated by the Merger Agreement will be obtained and that in the course of obtaining any of those consents no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Merger Agreement.

Torreya’s opinion did not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Merger Agreement or to take any other action in connection with the Merger Agreement or otherwise. Torreya was not requested to opine as to, and Torreya’s opinion does not in any manner address, FHC’s underlying business decision to enter into the Merger Agreement or the relative merits of the transactions contemplated by the Merger Agreement as compared to other business strategies or transactions that might be available to FHC. Furthermore, Torreya expressed no view as to the price or trading range for shares of FHC Common Stock following the execution of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement.

The following is a summary of the material financial analyses performed by Torreya to arrive at its opinion. Some of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses. Torreya performed certain procedures, including each of the financial analyses described below, and reviewed with the management of FHC the assumptions on which such analyses were based and other factors, including the historical and projected financial results of FHC and Aspen Park.

Transaction Overview. Based upon the closing price per share of FHC Common Stock on March 30, 2016 of $1.98 and the issuance in the APP Merger to stockholders of Aspen Park of approximately 23.9 million shares of FHC Common Stock, Torreya observed that the implied equity value of Aspen Park was approximately $47.3 million, and after adjusting for Aspen Park’s indebtedness, cash and cash equivalents that will be transferred in the APP Merger, the total enterprise value of Aspen Park implied by the APP Merger was approximately $46.9 million.

Analysis of Selected 505(b)(2) Initial Public Offerings. Torreya reviewed the implied total enterprise values at the time of an initial public offering, which we refer to as an “IPO,” of ten companies which completed IPOs since 2010 and that were developing products at the time of their IPO pursuant to a 505(b)(2) regulatory pathway. The implied total enterprise values at IPO is defined as the pre-money equity value of the company plus indebtedness, liquidation value of preferred stock and non-controlling interest, minus cash and cash equivalents at the time of their IPO. Pre-money equity value is defined as the equity valuation of the company implied by the offering price of the company’s shares in its IPO, excluding the gross proceeds of the IPO.

These companies, which we refer to as the “Selected 505(b)(2) IPO Companies,” were:

•	Adamas Pharmaceuticals, Inc.

•	Agile Therapeutics, Inc.

•	Corium International, Inc.

•	Eagle Pharmaceuticals Inc.

•	Horizon Pharma, Inc.

•	Hyperion Therapeutics, Inc.

•	Neos Therapeutics, Inc.

•	NuPathe, Inc.

•	Supernus Pharmaceuticals, Inc.

•	Zogenix, Inc.

The Selected 505(b)(2) IPO Companies had the following range of implied total enterprise values at IPO, as compared to the implied total enterprise value of Aspen Park in the APP Merger of approximately $46.9 million:

Selected 505(b)(2) IPO Companies Implied Total Enterprise Value at IPO ($ in millions)
25th Percentile:	$81.1
Mean:	$113.8
Median:	$122.9
75th Percentile:	$145.4

Analysis of Selected Publicly Traded Companies. Torreya reviewed the total enterprise values of nine publicly traded companies that were developing products pursuant to a 505(b)(2) regulatory pathway that at the time of the analysis did not have any approved product that was commercialized by the company itself. Total enterprise value was determined by calculating the fully-diluted market capitalization of each company and then adjusting for each company’s indebtedness, preferred stock, non-controlling interest, and cash and cash equivalents.

These companies, which we refer to as the “Selected Publicly Traded Pre-Commercial 505(b)(2) Companies,” were:

•	Adamas Pharmaceuticals, Inc.

•	Adamis Pharmaceuticals Corporation

•	Agile Therapeutics, Inc.

•	Corium International, Inc.

•	Cynapsus Therapeutics Inc.

•	Foamix Pharmaceuticals Ltd.

•	Juniper Pharmaceuticals, Inc.

•	Revance Therapeutics, Inc.

•	Zogenix, Inc.

The Selected Publicly Traded Pre-Commercial 505(b)(2) Companies had the following range of implied total enterprise values, as compared to the implied total enterprise value of Aspen Park in the APP Merger of approximately $46.9 million:

Selected Publicly Traded Pre-Commercial 505(b)(2) Companies Implied Total Enterprise Value ($ in millions)
25th Percentile:	$74.3
Mean:	$132.1
Median:	$97.7
75th Percentile:	$155.3

Although the companies referred to above were used for comparison purposes, none of those companies is directly comparable to Aspen Park. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the Selected Publicly Traded Pre-Commercial 505(b)(2) Companies and other factors that could affect the public trading value of such companies and Aspen Park to which they are being compared.

Sum-of-the-Parts Discounted Cash Flow Analysis. Torreya separately estimated a range of enterprise values for Aspen Park based upon the present value of Aspen Park’s estimated unlevered free cash flows on a program-by-program basis for the fiscal years ended September 30, 2017 through September 30, 2026. Torreya’s discounted cash flow analysis only considered the programs identified in the table below, and did not include Aspen Park’s PREBOOST™ OTC medicated wipes, sexual health vitamin and mineral supplement or female sexual health lubricating and warming gel. FHC had excluded these products from the Aspen Park Forecast that Torreya relied upon for its opinion in order to provide a more cautious forecast which would not include products with nearer term projected revenues.

In performing its discounted cash flow analysis, Torreya utilized discount rates ranging from 10.0% to 14.0% for the 505(b)(2) programs, which were selected based on the capital asset pricing model and the estimated weighted average cost of capital of a subset of the Selected Publicly Traded Pre-Commercial 505(b)(2) Companies, of which 5-year beta were available at the time of the analysis, and a 30% risk factor based on the literature reviewed citing the cumulative likelihood of approval of new molecular entities, or “NMEs,” being 29.9% from Phase 2. Torreya utilized discount rates ranging from 20.0% to 30.0% for the new chemical entity, or “NCE,” programs, which it deemed were consistent with the early stage nature of these programs, and a 12.0% risk factor based on the literature reviewed citing the cumulative NMEs likelihood of approval of being 12.0% from Phase 1. This discounted cash flow analysis assumed a 0% terminal growth rate. Torreya also separately valued the corporate general & administrative expenses that were not specific to individual programs and anticipated financing required to fund the development of these programs utilizing discount rates ranging from 12.0% to 14.0%. This discounted cash flow analysis was based upon certain assumptions described by the Aspen Park Forecast supplied by, and discussions held with, the management of FHC.

The analysis resulted in the following implied total enterprise values for Aspen Park, as compared in each case to the implied total enterprise value of Aspen Park in the APP Merger of approximately $46.9 million:

Implied Total Enterprise Value based on Discount Rates between 12.0%-14.0% for 505(b)(2) programs, G&A and Financing, and 20.0%-30.0% for NCE programs ($ in millions)
Program	Type	Low	Mid	High
APP-111	NCE	$16.7	$26.0	$42.5
APP-112	NCE	8.7	13.8	22.8
MSS-722	505(b)(2)	75.8	96.2	125.6
TAMSULOSIN DRS	505(b)(2)	68.3	86.1	111.7
APP-944	505(b)(2)	98.1	128.2	172.7
General & Administrative	Corporate	(128.9)	(158.1)	(200.1)
Financing	Corporate	(80.0)	(84.3)	(88.9)

Total		$58.8	$108.0	$186.4

General. The summary set forth above does not purport to be a complete description of all the analyses performed by Torreya. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Torreya did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, notwithstanding the separate factors summarized above, Torreya believes, and has advised the FHC Board, that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the process underlying its opinion. In performing its analyses, Torreya made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of FHC and Aspen Park. These analyses performed by Torreya are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses or securities may actually be sold. Accordingly, such analyses and estimates are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors. None of FHC,

Aspen Park, Torreya or any other person assumes responsibility if future results are materially different from those projected. The analyses supplied by Torreya and its opinion were among several factors taken into consideration by the FHC Board in making its decision to enter into the Merger Agreement and should not be considered as determinative of such decision.

Except in connection with Torreya’s current engagement by FHC, Torreya has not provided any investment banking or other services to FHC, Aspen Park or any of their respective affiliates. Torreya may provide investment banking and other services to or with respect to FHC, Aspen Park or their respective affiliates in the future, for which Torreya may receive compensation.

The FHC Board selected Torreya as its financial advisor in connection with the Mergers based on Torreya’s reputation and experience with respect to the pharmaceutical industry generally. Torreya is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Mergers.

Pursuant to Torreya’s engagement letter with FHC, Torreya will receive a transaction fee equal to 4% of the “Total Consideration” paid in connection with the Mergers. For this purpose, the Total Consideration will be calculated based on the aggregate value of the shares of Veru Common Stock to be issued to the Aspen Park stockholders pursuant to the Merger Agreement based on the average of the last reported sales prices for FHC Common Stock on the five trading days prior to the date of the closing of the Mergers. Torreya’s transaction fee will be payable 25% in cash and 75% in the form of a warrant, which we refer to as the “Financial Advisor Warrant.” Pursuant to such engagement letter, FHC has also agreed to pay Torreya a fee of $250,000 payable upon delivery of its opinion, regardless of the conclusions reached in such opinion (such fee to be creditable against the transaction fee described above). In addition, FHC has agreed to indemnify Torreya against certain liabilities that may arise out of its engagement, including liabilities under the federal securities laws and to reimburse Torreya’s expenses. Torreya will not receive any other significant payment of compensation contingent upon the successful completion of the Mergers.

Assuming that the total number of shares of Veru Common Stock to be issued to the Aspen Park stockholders pursuant to the Merger Agreement is 23,892,885 shares and that such shares are valued at $1.26, the closing price of FHC Common Stock on May 10, 2016, the latest practicable date prior to the date of this proxy statement, the amount of the Total Consideration for purposes of Torreya’s transaction fee would equal $1,204,201. Of that amount, $301,050 would be paid in cash (subject to the credit for the $250,000 fee payable in connection with Torreya’s opinion) and the remaining $903,151 would be paid in the form of the Financial Advisor Warrant. The Financial Advisor Warrant will have a five-year term, a cashless exercise feature and a strike price equal to $1.93, the average price of FHC Common Stock for the ten day period preceding the announcement of the Mergers. The number of shares of Veru Common Stock covered by the Financial Advisor Warrant will be determined by using the Black-Scholes formula for a European call option with an annualized volatility of 50% and a 2% risk-free rate. Based on the assumptions discussed above, the call option per share would be $0.42 under the Black-Scholes formula, resulting in a total of 2,150,359 shares of Veru Common Stock subject to the Financial Advisor Warrant.

FHC and Aspen Park agreed in the Merger Agreement that the Financial Advisor Warrant will be issued by Veru after the closing of the Mergers. As a result, it will not affect the ratio of approximately 55% of the Veru Common Stock to the FHC stockholders and approximately 45% of the Veru Common Stock to the Aspen Park stockholders and the dilutive effect will be shared by the FHC stockholders and the Aspen Park stockholders.

Board of Directors and Executive Officers of Veru After the Completion of the Mergers

Board of Directors

Upon completion of the Mergers, the Veru Board will be comprised of nine members, with three directors designated by FHC, three directors designated by Aspen Park and three directors mutually designated by FHC and Aspen Park. Of the nine directors, six are expected to meet the independence standards of NASDAQ with respect to Veru. Of the three directors that are not expected to qualify as independent, Mitchell S. Steiner, M.D. will be employed by Veru as its Chief Executive Officer, Harry Fisch, M.D. will be a significant stockholder of and may provide services to Veru, and O.B. Parrish will serve as FHC’s Chief Executive Officer through the time of the completion of the Mergers.

Below is information as of the date of this proxy statement about each person who has been designated to serve on the Veru Board immediately after the completion of the Mergers. One of the FHC Board Designees has not yet been designated by FHC. The information presented includes information each such person has given FHC about his or her age, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years.

O.B. Parrish. O.B. Parrish, a founder of FHC, has served as the Chief Executive Officer of FHC since July 2015 and as the Chairman of the Board and a Director of FHC since 1987. Mr. Parrish previously served as the Chief Executive Officer of FHC from 1994 to January 2014, as acting President from May 2006 to January 2014 and as acting Chief Financial and Accounting Officer from February 1996 to March 1999. Mr. Parrish is a stockholder and has served as the President and as a Director of Phoenix Health Care of Illinois, Inc., which we refer to as “Phoenix of Illinois,” since 1987. Phoenix of Illinois owns 233,501 shares of FHC Common Stock. Mr. Parrish also is Chairman and a Director of Abiant, Inc., a neuroimaging company focusing on assessing drug effects on the brain and developing diagnostic tests for the early detection of Alzheimers Disease and other brain disorders and monitoring the results of treatment, and a Director of Algasol Renewables, a technology company with proprietary technology to produce algae biomass for use in biofuels, cosmetics, pharmaceuticals and other products. Mr. Parrish is also a trustee of Lawrence University and a member of the President’s Advisory Council. From 1977 until 1986, Mr. Parrish was the President of the Global Pharmaceutical Group of G.D. Searle & Co., which we refer to as “Searle,” a pharmaceutical/consumer products company. From 1974 until 1977, Mr. Parrish was the President of Searle International, the foreign sales operation of Searle. Prior to that, Mr. Parrish was Executive Vice President of Pfizer’s International Division. Mr. Parrish received a B.S. degree from Lawrence University and an M.B.A. degree from the University of Chicago.

David R. Bethune. Mr. Bethune has served as a Director of FHC since January 1996. He was Chairman of Zila, Inc., an oral cancer screening company, from August 2007 to September 2009 and Chief Executive Officer of Zila, Inc. from March 2008 to September 2009. He served as a member of the Board of Directors of the CAMBREX Corporation, a life sciences company dedicated to providing products and services that accelerate and improve the discovery and commercialization of human therapeutics, from 2005 to March 2012. Mr. Bethune served as Chairman and Chief Executive Officer of Atrix Laboratories, Inc. from 1999 until his retirement in 2004. From 1997 to 1998, Mr. Bethune held the positions of President and Chief Operating Officer of the IVAX Corporation. From 1996 to 1997, Mr. Bethune was a consultant to the pharmaceutical industry. From 1995 to 1996, Mr. Bethune was President and Chief Executive Officer of Aesgen, Inc., a generic pharmaceutical company. From 1992 to 1995, Mr. Bethune was Group Vice President of American Cyanamid Company and a member of its Executive Committee until the sale of the company to American Home Products. He had global executive authority for human biologicals, consumer health products, pharmaceuticals and opthalmics, as well as medical research. In 1989 he became president of Lederle Laboratories, a division of American Cyanamid and held that position until 1992. Mr. Bethune is a founding trustee of the American Cancer Society Foundation. He is the founding chairman of the Corporate Council of the Children’s Health Fund in New York City and served on the Arthritis Foundation Corporate Advisory Council.

Elgar Peerschke. Elgar Peerschke will serve as non-executive Chairman of the Veru Board. Mr. Peerschke has served as member of the board of directors of Aspen Park since 2014. Since February 2015, Mr. Peerschke has served as the President of Advisory Services at Quintiles Transnational Holdings Inc. and Quintiles Transnational Corp. From 2002 to 2014, he served as a Senior Partner in the New York and Zurich Offices at Bain & Company Inc., leading its Global Healthcare Practice Group and a Leading Client Service Partner. At Bain & Company Inc., he focused on the healthcare industry, providing insight and guidance in boardrooms of biopharmaceutical customers around the world. Before Bain & Company Inc., Mr. Peerschke was a Principal at McKinsey from 1990 to 2002, where he was an active leader in the North American pharmaceutical/medical products practice and led the e-health and clinical knowledge building initiatives. From 1988 to 1990, Mr. Peerschke worked at Wasserstein Perella, and from 1982 to 1988 he served as a Manager in the Financial Analysis Group at Union Pacific Corporation. Mr. Peerschke received an MBA from New York University and BA in Political Science from Rutgers University.

Mitchell S. Steiner, M.D., F.A.C.S. Dr. Steiner will serve as President, Chief Executive Officer and Vice Chairman of the Board of Veru. Dr. Steiner is the co-founder of Aspen Park and has served as Aspen Park’s Chief Executive Officer, President and Vice Chairman of the Board since July 2014. From 2014 to 2016, Dr. Steiner was a consultant and then the President, Urology and member of senior management of OPKO Health, Inc. (NYSE:OPK) and had responsibilities for the launch, marketing, sales and reimbursement of 4Kscore prostate cancer test to urologists and primary care physicians. Dr. Steiner was also the co-founder of GTx, Inc., a men’s health and oncology public company, where he served as Chief Executive Officer and Vice Chairman of Board of Directors from 1997 to 2014. Dr. Steiner is a Board Certified Urologist and a Fellow of the American College of Surgeons and has held numerous academic appointments, including Assistant Professor of Urology, Cell Biology, and Pathology at Vanderbilt School of Medicine from 1993 to 1995 and Chairman and Professor of Urology, Director of Urologic Oncology and Research and the Chair of Excellence in Urologic Oncology at the University of Tennessee from 1995 to 2004. Dr. Steiner holds a B.A. in Molecular Biology and Chemistry from Vanderbilt University and an M.D. from the University of Tennessee. He performed his surgical and urologic training at The Johns Hopkins Hospital and postdoctoral research fellow in cell biology at Vanderbilt School of Medicine.

Harry Fisch, M.D., F.A.C.S. Dr. Fisch will serve as Chief Corporate Officer of Veru. Dr. Fisch is the co-founder of Aspen Park and has served as the Chairman of the Board and Chief Scientific Officer since July 2014. From 1994 to 2016, Dr. Fisch served as the Chief Executive Officer and President of Millennium Sciences, Inc. Dr. Fisch has also had numerous academic and clinical appointments, including Clinical Professor of Urology and Reproductive Medicine at Weill College of Medicine, Cornell University from 2009 to 2016, Director of the Male Reproductive Center at Albert Einstein College of Medicine/Montefiore Medical Center from 1998 to 1999 and Professor of Clinical Urology at Columbia University, College of Physicians and Surgeons from 1999 to 2009. From 2014 to 2015, Dr. Fisch hosted The Dr. Harry Fisch Show on Men’s Health on Howard Stern’s SiriusXM radio channel 101. Dr. Fisch is a Board Certified Urologist and a Fellow of the American College of Surgeons. Dr. Fisch holds a B.A. in Chemistry from the State University of New York at Binghamton, an M.D. from Mount Sinai School of Medicine, New York, and performed his surgical and urologic training at Albert Einstein College of Medicine/Montefiore Medical Center.

Georges Makhoul. Since January 2010, Mr. Makhoul has served as the Chief Executive Officer of Constellation Holdings, a Dubai-based private investment firm. From August 2005 until his retirement from Morgan Stanley in 2010, Mr. Makhoul was the President of the firm in the broader Middle East and North Africa. From March 2003 until August 2005, Mr. Makhoul was the head of Investment Banking for the European Consumer and Retail Industry for Morgan Stanley, based in London. From January 2001 to March 2003, Mr. Makhoul led Morgan Stanley’s Telecommunications and Media Investment Banking group in Japan. From 1994 to December 2000, he was the Managing Partner of the Info-Communications and Entertainment consulting practice of PWC Japan. From 1993 to 1994, he led a National Science Foundation Research Centre at Columbia University in New York. Georges started his career in 1992 with Strategic Operations and Management at Bellcore where he worked until 1993. He is a Board member of Symphony International Holdings, LTD, an international investment firm focused on Asia. Mr. Makhoul has a Ph.D. in Electrical Engineering.

Mario Eisenberger, M.D. Dr. Eisenberger has served as the Dale Hughes Professor of Oncology at The Johns Hopkins University since 1993. Dr. Eisenberger founded Oncology Trials Insights, Inc., a privately held clinical trials management company in 2010. Since 2010, Dr. Eisenberger has also served as an ad-hoc member of the Oncologic Drugs Advisory Committee of the FDA. Since 1988, he has served in advisory, strategic and data safety monitoring boards, including Bristol-Myers Squibb, Sanofi, Astellas, Schering Plough, Auguron, AKZO, Dupont, Rhone-Poulenc Rorer, Aventis, Sanofi Aventis from, Sanofi, Bristol Myers Squibb, Jansen, Ipsen, Active Biotech, Medivation, Astellas, Tokai, Xanthus, Cytogen, Ortho Biotech, Active Biotech, Merck-Sharp and Dohme, Tyme, Inc., Ferring and Bayer. From 1984 to 1998, Dr. Eisenberger held the position of head of the advanced prostate cancer committee and vice chair of the genitourinary cancer of the Southwest Oncology Group. From 1984 to 1993, he served as Professor of Oncology at The University of Maryland. From 1984 to 1989, he was the Chief of Oncology at the Baltimore VAH. From 1982 to 1984, he was a Senior Investigator at the Cancer Therapy Evaluation Program of the National Institute in charge of coordinating extramural clinical research in urological cancers. From 1976 to 1982, he served in the faculty of the University of Miami. Dr. Eisenberger obtained his M.D at the Federal University of Rio de Janeiro Brazil in 1972 and is board certified in Internal Medicine and Medical Oncology.

Lucy Lu, M.D., M.B.A. Since February 2015, Dr. Lu has served as the Interim President and Chief Executive Officer of Avenue Therapeutics, a company focused on pharmaceutical therapies used in the acute care setting. Since February 2012, Dr. Lu has been the Executive Vice President and Chief Financial Officer of Fortress Biotech, Inc. Prior to working in the biotech industry, Dr. Lu had 10 years of experience in healthcare-related equity research and investment banking. From February 2007 to January 2012, Dr. Lu was a senior biotechnology equity analyst with Citigroup Investment Research. From 2004 until joining Citigroup, she was with First Albany Capital, serving as Vice President from April 2004 until becoming a Principal of First Albany Capital in February 2006. Dr. Lu obtained her M.D. from the New York University School of Medicine and her M.B.A. from the Leonard N. Stern School of Business at New York University. Dr. Lu obtained a B.A. from the University of Tennessee’s College of Arts and Science.

Future Director Nominations and Elections

Before the completion of the Mergers, FHC and Aspen Park will agree that, until the 2018 annual meeting of stockholders of Veru, the nominating and corporate governance committee of Veru will have three members, consisting of two FHC Board Designees, Mr. Bethune and another director of Veru to be designated by FHC, and one of Dr. Lu, Mr. Makhoul or Dr. Eisenberger. The charter of the nominating and corporate governance committee of Veru will provide that the committee will have the authority to nominate directors for election at each annual meeting of stockholders of Veru. As to five of the nine nominees (including all three FHC Board Designees), such authority to nominate directors will be exclusive and will not be subject to the approval or vote of any other directors of Veru. As to the other four of the nine nominees, the Veru Board will have the authority to approve or replace the nominees. Veru will agree not to change this membership of the nominating and corporate governance committee or these provisions of its charter prior to the 2018 annual meeting of stockholders. FHC and Aspen Park believe that these provisions relating to the nomination of directors will provide oversight and control of the nomination process by directors who are independent from Dr. Fisch and Dr. Steiner, who will each beneficially own approximately 15.3% of the outstanding shares of Veru Common Stock immediately after the completion of the Mergers.

In the Merger Agreement, Veru has agreed to cause its board of directors and the nominating and corporate governance committee to nominate each of the FHC Board Designees for election at the 2017 annual meeting of stockholders of Veru for terms ending at the 2018 annual meeting of stockholders of Veru. Subject to this provision, Veru’s nominating and corporate governance committee will exclusively determine all director nominees until the 2018 annual meeting of stockholders of Veru.

In addition, each of Dr. Fisch, Dr. Steiner and the Fisch LLC have agreed in their Lock-Up Agreements to vote all shares of Veru Common Stock owned by such stockholder or over which such stockholder has voting control:

•	in favor of the election of each of the FHC Board Designees at the 2017 annual meeting of stockholders of Veru for terms ending at the 2018 annual meeting of stockholders of Veru;

•	against the removal of any FHC Board Designee before the 2018 annual meeting of stockholders of Veru; and

•	in favor of all persons nominated by Veru’s nominating and corporate governance committee for election as directors at the 2017 annual meeting of stockholders of Veru and the 2018 annual meeting of stockholders of Veru.

See the section entitled “Agreements Relating to the Mergers—Lock-Up Agreements” beginning on page 102 of this proxy statement for further information regarding the Lock-Up Agreements.

Executive Officers

Upon completion of the Mergers, Mitchell S. Steiner, M.D. will become the President and Chief Executive Officer of Veru and Daniel Haines will become the Chief Financial Officer of Veru. Each will serve in his respective office until his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office. We also expect to identify a Chief Medical Officer, Vice President of Clinical Development and Vice President of Chemistry, Manufacturing and Controls to join Veru following the closing of the Mergers.

Daniel Haines. Mr. Haines will serve as Chief Financial Officer of Veru. From 2013 to 2016, Mr. Haines was a Vice President at Lennar Corporation responsible for finance, asset management, administration and information technology for SunStreet, a wholly owned subsidiary of Lennar focused on residential solar installation and ownership via long term power purchase contracts. Mr. Haines also served as Vice President of Lennar Ventures, the venture capital division of Lennar which drives research and development of homebuilding products and techniques, strategic investments and government affairs. From 2008 to 2013, Mr. Haines was Corporate Controller for Equity One, a retail shopping center REIT, where he was responsible for SEC reporting, technical accounting and compliance of the corporate entity, as well as the financial and administrative oversight of the joint venture portfolio. From 2007 to 2008, Mr. Haines was Manager of Finance at OPKO Health. Prior to that, Mr. Haines was with Ernst & Young in the assurance practice specializing in pharmaceuticals and biotechnology. Mr. Haines is a Certified Public Accountant licensed in Florida and holds a Masters in Accountancy from the University of Virginia and a degree in Business Administration from Stetson University.

Interests of FHC’s Directors and Executive Officers in the Mergers

In considering the recommendation of the FHC Board that the stockholders of FHC vote “FOR” each Proposal at the Special Meeting, FHC’s stockholders should be aware that the directors and executive officers of FHC have interests in the Mergers that may be in addition to, or different from, their interests as FHC’s stockholders. The FHC Board was aware of these interests and considered them, among other matters, in deciding to approve the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement and to recommend that FHC’s stockholders vote “FOR” each Proposal at the Special Meeting.

Appointment to the Board of Directors of Veru

The Merger Agreement provides that the Veru Board will consist of nine members, with three directors designated by FHC who will consist of O.B. Parrish, David R. Bethune and another director to be designated by FHC. The compensation of the Veru Board has not been determined at this time.

David R. Bethune Restricted Stock and Stock Option Grant

Upon closing of the Mergers, Veru will issue to David R. Bethune a grant of (a) 280,000 restricted shares of Veru Common Stock and (b) an option to purchase up to 280,000 shares of Veru Common Stock. The restricted shares and the options would vest over two years after the closing of the Mergers, with 50% of each award vesting on the first anniversary of the closing and the other 50% vesting on the second anniversary of the closing. The exercise price per share for the option will be the closing price of a share of Veru Common Stock as quoted on NASDAQ on the trading day immediately preceding the date of closing of the Mergers. The unvested restricted shares and unvested option shares will be forfeited by Mr. Bethune if he ceases to provide services to Veru following the closing of the Mergers due to termination by Veru for cause or voluntary resignation by Mr. Bethune. As this grant will be made by Veru after the closing of the Mergers, it will not affect the ratio of approximately 55% of the Veru Common Stock to the FHC stockholders and approximately 45% of the Veru Common Stock to the Aspen Park stockholders and the dilutive effect will be shared by the FHC stockholders and the Aspen Park stockholders.

Accelerated Vesting or Issuance of Equity Awards

The Mergers will constitute a “change of control” as defined in the grant agreements with respect to a number of outstanding unvested equity awards held by directors or executive officers of FHC. As a result, as of the closing of the Mergers, a total of 188,049 shares of unvested restricted stock held by directors and executive officers of FHC will become fully vested and directors and executive officers of FHC will be entitled to receive a total of 86,333 shares of Veru Common Stock, or at the option of each such director or executive officer, the cash equivalent of all or part of such shares, pursuant to outstanding equity awards. The following table shows the equity awards held by directors or executive officers of FHC that will vest or become issuable in connection with the Mergers.

Name	Unvested Shares of Restricted Stock	Awards Issuable in Cash or Stock (1)
David R. Bethune	54,794	25,000
Donna Felch	54,794	25,000
Mary Margaret Frank	4,794	—
Michele Greco	6,667	3,333
O.B. Parrish	67,000	33,000

(1)	Each holder is entitled to receive payment of the cash equivalent of the number of shares of stock set forth in the column based on the fair market value of the stock on the applicable vesting date unless the holder elects to receive shares.

The accelerated vesting and issuance of equity awards to Mr. Parrish and Ms. Greco are the subject of non-binding, advisory vote of FHC stockholders as described in the section entitled “The Proposals—Proposal No. 5: Approval of Non-Binding Advisory Proposal on Executive Compensation” beginning on page 55 of this proxy statement.

New Employment Agreements

Concurrently with the execution of the Merger Agreement, FHC entered into an employment agreement, which we collectively refer to as the “New Employment Agreements,” with each of Michele Greco, the current Executive Vice President and Chief Financial Officer of FHC, and Martin Tayler, the current Executive Vice President of Global Operations of FHC. These Employment Agreements begin upon the completion of the Mergers when such Employment Agreements will be assumed by Veru following the Reincorporation Merger, and if the Merger Agreement terminates for any reason before the Mergers become effective, the New Employment Agreements will terminate. The New Employment Agreements will supersede and replace in their entirety each such executive officer’s existing Change of Control Agreement with FHC, which we collectively refer to as the “Change of Control Agreements.” If the Merger Agreement is terminated for any reason before the Mergers become effective, the Change of Control Agreements will be in effect from and after the date of such termination of the Merger Agreement.

The Mergers would have constituted a “change of control” as defined in the Change of Control Agreements. The Change of Control Agreements essentially act as springing employment agreements which provide that, upon a change of control, as defined in the agreement, FHC would continue to employ the executive officer for a period of three years in the same capacities as prior to the change of control, with an annual base salary equal to 12 times the highest monthly base salary paid during the 12 months prior to the change of control, an annual bonus equal to the higher of (1) the average of the three highest bonuses paid with respect to the five fiscal years prior to the change of control or (2) the bonus paid for the most recent fiscal year prior to the change of control, and other benefits substantially equivalent to what the executive officer was receiving prior to the change of control, in each case as specified in the Change of Control Agreements. If the executive officer is terminated without cause or if he or she resigns for good reason, in each case as defined in the Change of Control Agreements, at any time after the change of control and during the three year employment period, including a termination by the executive officer for any reason within 180 days after the change of control, the executive officer is generally entitled to receive the following benefits:

•	a lump sum payment equal to three times the executive officer’s base salary;

•	a lump sum payment equal to three times the highest of (1) the average of the three highest bonuses paid with respect to the five fiscal years prior to the change of control, (2) the bonus paid for the most recent fiscal year prior to the change of control or (3) the bonus paid or payable for the most recent fiscal year prior to the date of termination of employment;

•	continuation of certain benefits for a period of three years after the termination date; and

•	a “gross-up” payment which will, in general, effectively reimburse the executive officer for any amounts paid under federal excise taxes under Section 4999 of the Internal Revenue Code relating to change of control benefits.

The Change of Control Agreements provide that if the FHC Board approves the change of control transaction before it is consummated and adopts a resolution providing that the Change of Control Agreements will not become operative in connection with such change of control, then the Change of Control Agreements will not become operative in connection with that change of control. In connection with the FHC Board’s approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, the FHC Board approved the New Employment Agreements to replace and supersede the Change of Control Agreements if the Mergers are completed.

Pursuant to the New Employment Agreements, Ms. Greco will serve in a senior financial or accounting position, which will include responsibility for the accounting and financial reporting relating to FHC’s historical female condom business, and Mr. Tayler will serve in a senior operations position, which will include responsibility for management of operations relating to FHC’s historical female condom business. Each New Employment Agreement has a three year term, unless earlier terminated in accordance with the applicable New Employment Agreement and is subject to automatic, successive one-year renewal terms, unless either party provides the other with prior written non-renewal notice. Base annual salaries will be $217,435.59 for Ms. Greco and £109,407.24 for Mr. Tayler, which is the current base salary in effect for each such executive officer. Each of Ms. Greco and Mr. Tayler will also be eligible for (1) an annual discretionary bonus and (2) participation in Veru’s equity incentive plan then in effect. Each of Ms. Greco and Mr. Tayler will also be entitled to certain other fringe benefits commensurate with their respective positions.

Under the New Employment Agreements, in the event the executive officer’s employment is terminated by Veru without cause or by the executive officer for good reason, the executive officer will be entitled to (1) continuation of the executive officer’s then effective annual base salary for the greater of 12 months after the date of termination of employment or the period remaining on the initial three-year employment term, (2) a lump sum payment amount equal to $141,300, in the case of Ms. Greco, and £95,159.10, in the case of Mr. Tayler, which equals two times the amount of the incentive compensation payout to such executive officer for fiscal 2015 under FHC’s annual performance award program, and (3) continued medical and dental insurance benefits for such period.

Ms. Greco’s New Employment Agreement eliminates the “gross up” payment for the federal excise tax under Section 4999 of the Internal Revenue Code relating to change of control benefits and instead provides that if any of the payments to Ms. Greco would be subject to such an excise tax, then the payments due will be reduced by an amount sufficient for Veru to make the payments without being subject to such excise tax. Mr. Tayler, as a resident of the U.K., is not subject to a similar excise tax.

The New Employment Agreements for Ms. Greco and Mr. Tayler are the subject of the non-binding, advisory vote of FHC stockholders as described in the section entitled “The Proposals—Proposal No. 5: Approval of Non-Binding Advisory Proposal on Executive Compensation” beginning on page 55 of this proxy statement.

Insurance and Indemnification of Directors and Executive Officers

The terms of the Merger Agreement provide for certain post-closing covenants related to insurance and indemnification of directors and executive officers. For a description of such covenants please see the section below entitled “The Merger Agreement—Indemnification of Directors and Officers; Directors’ and Officers’ Insurance” beginning on page 97 of this proxy statement.

Employee Benefits

The Merger Agreement provides that following the consummation of the Mergers, Veru will assume and honor all benefit plans of FHC and that all current or former employees of FHC, including executive officers, will be credited with prior service and will receive certain other benefits in connection with the Mergers, including eligibility to participate, without any waiting time, and waiver of all pre-existing condition exclusions and actively-at-work requirements. For a description of such covenants please see the section below entitled “The Merger Agreement—Employees and Employee Benefits” beginning on page 94 of this proxy statement.

Quantification of Potential Payments to Named Executive Officers in Connection with the Mergers

As required by Item 402(t) of Regulation S-K, the table below sets forth the estimated compensation that each of FHC’s named executive officers could receive that is based on or otherwise relate to the Mergers. The amounts set forth in the table below are the subject of a non-binding, advisory vote of FHC stockholders, as described in the section entitled “The Proposals—Proposal No. 5: Approval of Non-Binding Advisory Proposal on Executive Compensation” beginning on page 55 of this proxy statement. FHC’s named executive officers for purposes of this disclosure are (i) O.B. Parrish, Chairman and Chief Executive Officer; (ii) Michele Greco, Executive Vice President and Chief Financial Officer; and (iii) Martin Tayler, Executive Vice President of Global Operations. Although Karen King, FHC’s former President and Chief Executive Officer, and Susan Ostrowski, FHC’s former Executive Vice President of Sales and Marketing, were named executive officers in FHC’s 2016 Annual Proxy Statement, each of them has ceased her employment with FHC and has no interest in the Mergers or any rights to compensation that are based on or otherwise related to the Mergers, and is therefore not included in the disclosure that follows.

The amounts set forth on the table below have been calculated based on the following estimates and assumptions, in addition to those described in the footnotes to the table:

•	the closing of the Mergers is assumed to be May 10, 2016, the latest practicable date before the date of this proxy statement;

•	the employment of each of Michele Greco and Martin Tayler is terminated by Veru without cause for purposes of each such named executive officer’s New Employment Agreement immediately after the closing of the Mergers;

•	the number of equity awards held by each executive officer is based on the outstanding and unvested equity awards held by each named executive officer as of May 10, 2016, the latest practicable date before the date of this proxy statement; and

•	the value of the equity awards held by each named executive officer subject to accelerated vesting or issuance in connection with the Mergers is assumed to be equal to $1.352 per share, which is calculated based on the average closing market price of FHC Common Stock over the first five business days following the first public announcement of the proposed transaction with Aspen Park, which occurred prior to the opening of NASDAQ on April 6, 2016.

Ms. Greco’s New Employment Agreement provides that if any of the payments to Ms. Greco would be subject to the federal excise tax under Section 4999 of the Internal Revenue Code, then the payments due will be reduced by an amount sufficient for Veru to make the payments without being subject to such excise tax. The amounts below do not reflect any potential reduction in the estimated amounts payable to Ms. Greco as a result of this provision.

The amounts indicated below are estimates of amounts that may not prove correct, including assumptions described in this proxy statement. Accordingly, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below.

Name	Cash (1)	Equity (2)	Perquisites/ Benefits (3)	Tax Reimbursements	Other	Total
O.B. Parrish	—	$135,200	—	—	—	$135,200
Michele Greco	$793,607	$13,520	$59,645	—	—	$866,772
Martin Tayler	$614,760	—	$63,731	—	—	$678,491

(1)	Represents the value of cash severance payments under the New Employment Agreements for Ms. Greco and Mr. Tayler consisting of (a) continuation of the payment of base salary for a period 36 months and (b) a lump sum payment at termination equal to two times the amount of the named executive officer’s incentive compensation payout for fiscal 2015 under FHC’s annual performance award program. Mr. Tayler’s severance payment will be made in U.K. pounds, and the amounts shown in the table for Mr. Tayler are based on the exchange rate as of May 10, 2016, the latest practicable date before the date of this proxy statement, which was 1.4425 U.S. dollars per U.K. pound.
(2)	Represents the aggregate dollar value of equity awards subject to accelerated vesting or issuance in connection with the Mergers. The value of the equity awards is based on the average closing market price of FHC Common Stock over the first five business days after public announcement of the Mergers. Amounts in this column are all single trigger in nature, which means that the payment is conditioned solely upon consummation of the Mergers.
(3)	Represents the estimated value of benefits to Ms. Greco and Mr. Tayler under the New Employment Agreements consisting of health and similar benefits and outplacement services.

Anticipated Accounting Treatment

The APP Merger will be accounted for using the acquisition method as required in Accounting Standards Codification 805, Business Combinations. As such, fair values will be assigned to the assets and liabilities acquired and the excess of the total purchase price over the fair value of the net assets acquired will be recorded as goodwill. FHC has not yet calculated any fair values of Aspen Park’s assets.

Regulatory Approvals Required for the Mergers; Third Party Consents

FHC and Aspen Park are not required to file a notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the Mergers or the other transactions contemplated by the Merger Agreement. FHC must comply with applicable federal and state securities laws and the rules and regulations of NASDAQ in connection with the issuance of shares of Veru Common Stock in the APP Merger and the filing of this proxy statement with the SEC. FHC must also receive approval from NASDAQ for the listing on NASDAQ of the shares of Veru Common Stock issuable in the Mergers.

Completion of the Mergers will constitute an event of default under FHC’s credit agreement for its $10 million revolving line of credit with BMO Harris Bank N.A. as a “change of control” as defined in the credit agreement and require a waiver of other covenants in the credit agreement. As a result, the line of credit will not remain in place after the completion of the transaction, and any amounts outstanding will become due upon the completion of the transaction, unless BMO Harris Bank N.A. agrees to waive the change of control provision and other applicable provisions of the credit agreement in connection with the transaction.

Restrictions on Sales of Shares of Veru Common Stock Received in the Mergers

The shares of FHC Common Stock to be issued to the FHC stockholders upon conversion of shares of FHC Common Stock in the Reincorporation Merger are not being registered under the Securities Act of 1933. In this regard, we are relying on Rule 145(a)(2) under the Securities Act of 1933, which provides that a merger that has as its “sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Holders of shares of FHC Common Stock that are freely tradable before the Reincorporation Merger will continue to have freely tradable shares of the Veru Common Stock. Stockholders holding shares of FHC Common Stock that are “restricted securities” pursuant to Rule 144 under the Securities Act of 1933 will receive shares of Veru Common Stock that are subject to the same restrictions on transfer as those to which their shares of FHC Common Stock were subject, and their stock certificates, when surrendered for replacement certificates representing shares of Veru Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired their shares of Veru Common Stock on the date they acquired their shares of FHC Common Stock.

The shares of Veru Common Stock issued to the Aspen Park stockholders in accordance with the Merger Agreement will be issued pursuant to an exemption from registration under federal securities regulations. Such shares will be subject to certain transfer restrictions under applicable securities laws, including applicable holding period requirements. In connection with the Merger Agreement, Veru will also enter into a Registration Rights Agreement with the former stockholders of Aspen Park receiving shares of Veru Common Stock in connection with the APP Merger pursuant to which such stockholders will be granted demand registration rights and piggyback registration rights to participate in subsequent registered offerings of Veru Common Stock, subject to the terms and conditions of the Registration Rights Agreement. For additional information regarding the Registration Rights Agreement, see the section entitled “Agreements Relating to the Mergers—Registration Rights Agreement” beginning on page 103 of this proxy statement.

Dr. Steiner, Dr. Fisch and the Fisch LLC will also be subject to additional restrictions on transfer of 75% of the shares of Veru Common Stock to be issued to such Aspen Park stockholders in connection with the APP Merger pursuant to the Lock-Up Agreements. The Lock-Up Agreements generally prohibit each such holder from transferring 75% of the shares of Veru Common Stock the holder is entitled to receive in the APP Merger for a period of 18 months following the closing of the Mergers. For additional information regarding the Lock-Up Agreements, see the section entitled “Agreements Relating to the Mergers—Lock-Up Agreements” beginning on page 102 of this proxy statement.

Material U.S. Federal Income Tax Consequences of the Reincorporation Merger

The following summary describes material United States federal income tax considerations relevant to the Reincorporation Merger. This summary is based on the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” and Treasury regulations, rulings, administrative pronouncements and judicial decisions as of the date of this proxy statement, all of which may be revoked or modified, possibly retroactively, so as to result in federal income tax consequences different from those described below. FHC does not intend to request a ruling from the Internal Revenue Service, which we refer to as the “IRS,” regarding the federal income tax consequences of the Reincorporation Merger. This summary does not address all aspects of federal income taxation that may be relevant to the Reincorporation Merger, nor does this summary address the effect of any applicable foreign, state, local or other tax laws. This summary also does not address the federal income tax consequences of the Reincorporation Merger to stockholders who are subject to special tax rules, such as stockholders who are non-United States persons, financial institutions, dealers in securities, insurance companies, tax-exempt entities, regulated investment companies, pass-through entities, persons who have a functional currency other than the dollar or persons who hold FHC Common Stock other than as a capital asset.

FHC believes that, for federal income tax purposes, the Reincorporation Merger will be treated as a tax-free reorganization under Section 368 of the Code. No gain or loss will be recognized by the holders of FHC Common Stock as a result of the consummation of the Reincorporation Merger and no gain or loss will be recognized by FHC or Veru. In addition, FHC believes that each former holder of FHC Common Stock will have the same basis in the Veru Common Stock received by such person pursuant to the Reincorporation Merger as such holder had in the FHC Common Stock held by such person immediately prior to the consummation of the Reincorporation Merger, and such person’s holding period with respect to such Veru Common Stock will include the period during which such holder held the corresponding FHC Common Stock, provided the latter was held by such person as a capital asset immediately prior to the consummation of the Reincorporation Merger. Stockholders may be required to file a statement with their tax return containing certain information regarding the Reincorporation Merger.

State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION MERGER UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

No Dissenters’ Rights

Under Wisconsin law, FHC’s stockholders will not be entitled to appraisal, dissenters’ or similar rights in connection with the Mergers or the other transactions contemplated by the Merger Agreement.

NASDAQ Listing of Veru Common Stock

FHC Common Stock is listed on the NASDAQ Capital Market under the symbol “FHCO.” It is a condition to the obligations of the parties to complete the Mergers that the share of Veru Common Stock to be issued in the Mergers will have been approved for listing (subject to notice of issuance) on NASDAQ.

Certain Aspen Park Projections

In connection with FHC’s due diligence review of Aspen Park, Aspen Park made available to FHC certain financial projections prepared by Aspen Park’s management. FHC’s management reviewed and, in consultation with Aspen Park’s management, adjusted these financial projections. FHC provided the adjusted financial projections to Torreya, FHC’s financial advisor. See the section entitled “The Mergers—Opinion of FHC’s Financial Advisor” beginning on page 68 of this proxy statement for further information on Torreya’s opinion. These adjusted financial projections provided to Torreya are referred to in this proxy statement as the “Aspen Park Forecast.”

FHC is electing to summarize material elements of the Aspen Park Forecast in this proxy statement to provide FHC stockholders access to prospective information that was made available to the FHC Board for purposes of considering and evaluating the proposed transaction with Aspen Park. The Aspen Park Forecast was not prepared with a view toward public disclosure, and inclusion of the Aspen Park Forecast in this proxy statement should not be regarded as an indication that Aspen Park, FHC, FHC’s financial advisor or any other recipient of this information considered, or now considers, them to be a reflection of possible outcomes or predictive of actual future results. None of Aspen Park, FHC or any of their respective affiliates or financial advisors assumes any responsibility to FHC stockholders for the accuracy of this information.

The Aspen Park Forecast was, in general, prepared solely for internal use, is subjective in many respects and is thus subject to interpretation. The Aspen Park Forecast, while presented with numerical specificity, reflects numerous estimates and assumptions made by Aspen Park’s management with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to Aspen Park’s products and product candidates, all of which are difficult to predict and many of which are beyond Aspen Park’s control. As a result, there can be no assurance that the Aspen Park Forecast accurately reflects future trends with respect to Aspen Park’s products or accurately estimates the future market for Aspen Park’s product candidates.

Because the Aspen Park Forecast covers multiple years, by its nature, it becomes subject to greater uncertainty with each successive year. The assumptions upon which the Aspen Park Forecast were based necessarily involve judgments of Aspen Park’s management with respect to, among other things, future economic, competitive and regulatory conditions, financial market conditions and the ability to access sufficient capital, all of which are difficult or impossible to predict accurately and many of which are beyond Aspen Park’s control. The Aspen Park Forecast also reflects assumptions by Aspen Park’s management as to certain business decisions that are subject to change. Important factors that may affect actual results and result in the Aspen Park Forecast not being achieved include, but are not limited to, the timing of regulatory approvals and introduction of new products, market acceptance of new products, success of clinical testing, availability of third-party reimbursement, impact of competitive products and pricing, including from generics, the effect of regulatory actions, the effect of general economic and industry conditions, fluctuations in foreign currency exchange rates, the cost and effect of changes in tax and other legislation and other risk factors described in the section entitled “Risk Factors” beginning on page 23 of this proxy statement. In addition, the Aspen Park Forecast may be affected by Aspen Park’s ability to achieve strategic goals, objectives and targets over the applicable period.

Accordingly, there can be no assurance that the Aspen Park Forecast will be realized, and actual results may vary materially from those shown. The inclusion of the Aspen Park Forecast in this proxy statement should not be regarded as an indication that Aspen Park, FHC or any of their respective affiliates, advisors or representatives considered or consider the Aspen Park Forecast to be predictive of actual future events, nor construed as financial guidance, and the Aspen Park Forecast should not be relied upon as such. Neither Aspen Park, FHC nor any of the respective affiliates, advisors or representatives can give any assurance that actual results will not differ from the Aspen Park Forecast, and none of them undertakes any obligation to update or otherwise revise or reconcile the Aspen Park Forecast to reflect circumstances existing after the date the Aspen Park Forecast was generated or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the Aspen Park Forecast are shown to be in error. FHC does not intend to make publicly available any update or other revision to the Aspen Park Forecast, except as otherwise required by law. Neither Aspen Park, FHC nor any of their respective affiliates, advisors or representatives has made or makes any representation to any FHC stockholder or other person regarding the ultimate performance of Aspen Park compared to the information contained in the Aspen Park Forecast or that the Aspen Park Forecast will be achieved. Aspen Park has made no representation to FHC, in the Merger Agreement or otherwise, concerning the Aspen Park Forecast.

The Aspen Park Forecast was prepared by Aspen Park’s management in consultation with FHC based on Aspen Park’s continued operation as a stand-alone company. The Aspen Park Forecast does not take into account the Mergers, including the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed.

The Aspen Park Forecast was not prepared with a view toward public disclosure, compliance with U.S. generally accepted accounting principles, or “GAAP,” compliance with the published guidelines of the SEC regarding projections or compliance with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Aspen Park’s nor FHC’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed any procedures with respect to the Aspen Park Forecast or expressed any opinion or any form of assurance related thereto.

The Aspen Park Forecast only includes the product candidates identified in the table below, and did not include Aspen Park’s PREBOOST™ OTC medicated wipes, sexual health vitamin and mineral supplement or female sexual health lubricating and warming gel. FHC had excluded these products from the Aspen Park Forecast in order to provide a more cautious forecast which would not include products with nearer term projected revenues. The Aspen Park Forecast reflected numerous assumptions about Aspen Park’s potential products, including FDA regulatory pathway, expected time of FDA approval, expected time to launch and market size.

In light of the foregoing factors and the uncertainties inherent in the Aspen Park Forecast, FHC stockholders are cautioned not to place undue, if any, reliance on the Aspen Park Forecast.

Aspen Park Forecast

	Fiscal Year Ended,
	2016E	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E
	(In millions)
Revenue	$—	$—	$22.5	$97.5	$215.0	$405.2	$920.9	$1,227.0	$1,453.6	$1,497.2
EBIT	$(1.7)	$(37.3)	$(34.8)	$(44.4)	$45.8	$191.0	$569.0	$831.2	$900.0	$872.4
Unlevered Free Cash Flow	$(1.7)	$(37.3)	$(39.3)	$(59.4)	$22.3	$152.9	$331.1	$470.9	$530.9	$548.7

Aspen Park Product Revenue Forecast

	Fiscal Year Ended,
	2016E	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E
	(In millions)
APP-111	$—	$—	$—	$—	$—	$—	$350.0	$450.0	$600.0	$618.0
APP-112	—	—	—	—	—	45.0	97.5	215.0	255.6	263.3
MSS-722	—	—	—	30.0	80.0	140.0	182.7	188.2	193.8	199.6
TAMSULOSIN DRS	—	—	22.5	67.5	135.0	182.7	188.2	193.8	199.6	205.6
APP-944	—	—	—	—	—	37.5	102.5	180.0	204.5	210.6

Total	$—	$—	$22.5	$97.5	$215.0	$405.2	$920.9	$1,227.0	$1,453.6	$1,497.1

THE MERGER AGREEMENT

The following is a summary of the material provisions of the Merger Agreement but does not purport to describe all of the terms of the Merger Agreement. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement. Terms used in this proxy statement, unless otherwise defined, have the meanings ascribed to them in the Merger Agreement. This summary may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety, as it is the legal document governing the Mergers.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement has been included as Annex A to provide you with information regarding its terms, and we recommend that you read it carefully and in its entirety. The Merger Agreement is a contractual document that is intended to govern the contractual rights and relationships, and to allocate risks, between FHC and Aspen Park.

The Merger Agreement contains representations and warranties made by FHC, on the one hand, and Aspen Park, on the other hand, that are qualified in several important respects, which you should consider as you read them in the Merger Agreement. The representations, warranties and covenants of the parties are qualified by the confidential disclosure letters provided by FHC and Aspen Park in connection with the signing of the Merger Agreement on April 5, 2016. Each disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties of each party set forth in the Merger Agreement.

In addition, certain of the representations and warranties made by FHC, on the one hand, and Aspen Park, on the other hand, were made as of a specified date, and may have been used for the purpose of allocating risk between the parties to the Merger Agreement rather than as establishing matters as facts. Moreover, certain of the representations, warranties and covenants of the parties may be subject to a contractual standard of materiality different from what might be viewed as material to the FHC stockholders. The Merger Agreement has been included to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about FHC or Aspen Park. Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of FHC, Aspen Park or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in FHC’s public disclosures.

Structure of the Mergers

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the WBCL and the DGCL, FHC will reincorporate in Delaware through the merger of FHC with and into FHC Delaware Merger Sub with FHC Delaware Merger Sub continuing as the surviving corporation renamed as “Veru Healthcare Inc.” Immediately following the Reincorporation Merger, Aspen Park will become a wholly owned subsidiary of Veru through the merger of APP Merger Sub with and into Aspen Park with Aspen Park continuing as the surviving corporation. If the Mergers are consummated, the FHC stockholders and the Aspen Park stockholders will both own shares of Veru Common Stock as a result of the Mergers.

Completion of the Mergers

The consummation of the Mergers and other transactions contemplated by the Merger Agreement will take place on the third business day after the satisfaction or waiver of all of the conditions to the closing (as described below). Subject to the provisions of the Merger Agreement, Articles of Merger satisfying the applicable requirements of the WBCL will be delivered to and filed with the Wisconsin Department of Financial Institutions in accordance with the WBCL and a Certificate of Merger satisfying the applicable requirements of the DGCL will be delivered to and filed with the Secretary of State of the State of Delaware in accordance with the DGCL in order to effect the Reincorporation Merger. Subject to the provisions of the Merger Agreement, a Certificate of Merger satisfying the applicable requirements of the DGCL will be delivered to and filed with the Secretary of State of the State of Delaware in accordance with the DGCL in order to effect the APP Merger. The Reincorporation Merger will become effective at such time specified in the Articles of Merger and Certificate of Merger and the APP Merger will become effective immediately after such time.

Merger Consideration

Under the terms of the Merger Agreement, pursuant to the Reincorporation Merger, each share of FHC Common Stock will be converted into the right to receive one share of Veru Common Stock, and pursuant to the APP Merger the shares of Aspen Park common stock and preferred stock in the aggregate will be converted into the right to receive such number of shares of Veru Common Stock that will equal 45% of the total number of outstanding shares of Veru Common Stock on a “fully-diluted basis” (defined below in this section) following such issuance.

At or prior to the closing of the Mergers, Aspen Park’s Chief Executive Officer will execute and deliver an allocation certificate certifying as of the effective time of the APP Merger the amount of merger consideration payable to each holder of Aspen Park’s stock. This allocation of the merger consideration must be made in accordance with all applicable terms of Aspen Park’s Certificate of Incorporation. Under Aspen Park’s Certificate of Incorporation, the holders of Aspen Park’s Series A Preferred Stock are entitled to a preference in the allocation of the shares of Veru Common Stock issuable to the Aspen Park stockholders pursuant to the Merger Agreement equal to $25 per share plus the amount of all accrued and unpaid dividends on the Series A Preferred Stock. After the allocation of the Veru Common Stock to pay the preference of the Series A Preferred Stock, the holders of Aspen Park’s Series A Preferred Stock and common stock will share pro rata in the remainder of the shares of Veru Common Stock issuable to the Aspen Park stockholders pursuant to the Merger Agreement on an “as converted” to common stock basis. For purpose of allocation of shares of Veru Common Stock to pay the preference of Aspen Park’s Series A Preferred Stock, the shares of Veru Common Stock will be valued based on the average of the closing prices of a share of FHC Common Stock as quoted on NASDAQ during the three consecutive trading days ending on the third trading day prior to the date of closing of the Mergers, which we refer to as the “average closing price.”

As of the close of business on May 10, 2016, the latest practicable date prior to the date of this proxy statement, 29,052,667 shares FHC Common Stock were issued and outstanding and 29,202,415 shares FHC Common Stock were issued and outstanding on a fully-diluted basis. Based on the foregoing, the FHC stockholders would, in the aggregate, receive 29,052,667 shares of Veru Common Stock in connection with the Reincorporation Merger, the Aspen Park stockholders would, in the aggregate, receive approximately 23,892,885 shares of Veru Common Stock in connection with the APP Merger and 347,248 shares of Veru Common Stock would be reserved for issuance in connection with outstanding equity awards of FHC that are assumed by Veru pursuant to the Reincorporation Merger. The number of shares of Veru Common Stock that will be issued to the Aspen Park stockholders in the APP Merger will change if the number of shares of FHC Common Stock issued and outstanding on a fully-diluted basis as determined in accordance with the Merger Agreement changes prior to the closing of the Mergers. Such changes could occur if FHC issues additional shares of FHC Common Stock or other equity awards prior to the closing of the Mergers or if the market price of FHC Common Stock fluctuates prior to the closing of the Mergers as the average closing price of FHC Common Stock is used to calculate the effect of outstanding options or warrants in determining the number of shares of FHC Common Stock outstanding on a fully-diluted basis pursuant to the Merger Agreement.

Immediately following the Mergers, Veru will issue 280,000 restricted shares of Veru Common Stock and options to purchase up to 280,000 shares of Veru Common Stock to David R. Bethune, a member of the FHC

Board, and 100,000 restricted shares of Veru Common Stock and options to purchase up to 100,000 shares of Veru Common Stock to a consultant to FHC. See the section entitled “The Mergers—Interests of FHC’s Directors and Executive Officers in the Mergers” beginning on page 77 of this proxy statement for additional information regarding the equity grant to Mr. Bethune. In addition, immediately following the Mergers, Veru will issue the Financial Advisor Warrant to Torreya, as payment for part of Torreya’s fee. See the section entitled “The Mergers—Opinion of FHC’s Financial Advisor “ beginning on page 68 of this proxy statement for additional information regarding the Financial Advisor Warrant. As these issuances will be made by Veru after the closing of the Mergers, they will not affect the ratio of approximately 55% of the Veru Common Stock to the FHC stockholders and approximately 45% of the Veru Common Stock to the Aspen Park stockholders and the dilutive effect will be shared by the FHC stockholders and the Aspen Park stockholders.

Veru will not issue fractional shares of Veru Common Stock in the APP Merger. Instead, an Aspen Park stockholder that otherwise would have received a fraction of a share of Veru Common Stock will receive an amount of cash (without interest) in lieu thereof, which we refer to as the “fractional share payment.” The fractional share payment will be determined by multiplying the fraction of a share of Veru Common Stock that the Aspen Park stockholder would otherwise receive by the average sales price.

As used in this proxy statement, “fully-diluted basis” means, with respect to the shares of a party’s common stock, the number of shares of common stock outstanding assuming the full conversion, exercise and/or exchange of all securities or rights convertible into, or exercisable or exchangeable for, shares of such common stock, but excluding any options or warrants with an exercise price greater than the average closing price. In each case, the number of shares of the applicable common stock that may be received in connection with the full exercise of any options or warrants will be the net number of shares of the applicable common stock issuable upon exercise of such option or warrant assuming a cashless exercise based upon the average closing price.

Exchange of Stock Certificates

Prior to the closing of the Mergers, FHC and Aspen Park will mutually designate a bank, trust company or nationally recognized stockholder services provider to act as exchange agent. At or prior to the closing of the Mergers, Veru will deposit or cause to be deposited with the exchange agent for the benefit of the FHC stockholders and the Aspen Park stockholders evidence of shares of Veru Common Stock representing the aggregate amount of shares of Veru Common Stock sufficient to deliver the merger consideration to the FHC stockholders and the Aspen Park stockholders, together with an aggregate amount of cash sufficient to make the fractional share payments.

As promptly as practicable after the effective time of the Mergers, the exchange agent will mail a letter of transmittal, together with instructions, to each FHC stockholder for use in surrendering such holder’s FHC Common Stock (including any stock certificates) in exchange for the shares of Veru Common Stock issuable in the Reincorporation Merger in accordance with the Merger Agreement. When you deliver your FHC stock certificates to the exchange agent along with a properly executed letter of transmittal and any other required documents, your FHC stock certificates will be cancelled and you will be issued stock certificates for the shares of Veru Common Stock to which you are entitled pursuant to the Merger Agreement. A similar process will be used for the Aspen Park stockholders to exchange their shares of Aspen Park stock for shares of Veru Common Stock pursuant to the Merger Agreement.

PLEASE DO NOT SUBMIT YOUR FHC STOCK CERTIFICATES FOR EXCHANGE UNTIL YOU RECEIVE THE TRANSMITTAL INSTRUCTIONS AND LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT.

If your FHC stock certificate has been lost, stolen or destroyed, you may receive shares of Veru Common Stock upon the making of an affidavit of that fact. Veru or the exchange agent may, in its discretion, require you to post a bond, in such reasonable and customary amount as Veru or the exchange agent may direct, as indemnity against any claim that may be made against it with respect to the lost, stolen or destroyed FHC stock certificate. The exchange agent or Veru, as applicable, will issue stock in a name other than the name in which a surrendered FHC stock certificate is registered only if you present the exchange agent with all documents required to show and effect the unrecorded transfer of ownership and show that you paid any applicable stock transfer taxes.

Treatment of Equity-Based Awards

FHC will take all actions necessary to cause (1) each option to purchase shares of FHC Common Stock that is outstanding immediately prior to the effective time of the Reincorporation Merger to be converted into an option to purchase, on the same terms and conditions (including, if applicable, any continuing vesting requirements and per share exercise price), an equal number of shares of Veru Common Stock and (2) any other outstanding award relating to shares of FHC Common Stock to be converted into an equivalent award relating to an equal number of shares of Veru Common Stock. Veru will also assume sponsorship of FHC’s 1997 Stock Option Plan and 2008 Stock Incentive Plan following the effective time of the Reincorporation Merger. Some of the outstanding equity awards of FHC provide for accelerated vesting upon a change of control, including the Mergers. See the section entitled “The Mergers—Interests of FHC’s Directors and Executive Officers in the Mergers” beginning on page 77 of this proxy statement for additional information regarding such awards that are held by directors or executive officers of FHC. Aspen Park does not have any outstanding stock options or other equity-based awards.

Representations and Warranties

The representations and warranties made by each of FHC and Aspen Park in the Merger Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by the confidential disclosure letters exchanged by FHC and Aspen Park on April 5, 2016, as discussed above) relate to the following subject matters, among other things:

•	organizational and similar corporate matters, including the qualification to do business under applicable law, good standing and corporate power;

•	authority to enter into and to perform obligations under, the execution and delivery of and the enforceability of, the Merger Agreement and certain other transaction documents;

•	the absence of conflicts between the entry into and performance of the Merger Agreement and certain other transaction documents with the applicable party’s charter documents, applicable material law or governmental orders, and material contracts;

•	capital structure;

•	subsidiaries;

•	financial statements and absence of certain undisclosed liabilities;

•	the absence of any untrue statement of fact or omission of any material fact required to be stated in this proxy statement or necessary in order to make the statements in this proxy statement not misleading in light of the circumstances under which they are made;

•	the absence of certain changes or events;

•	compliance with applicable laws;

•	applicable authorizations, licenses, permits, registrations, certificates and certifications;

•	compliance with health care laws;

•	the absence of any lawsuit or other proceeding pending before any court of competent jurisdiction against the applicable party;

•	employee benefit plans and labor and employment matters;

•	tax matters;

•	required vote of the holders of Aspen Park and FHC stock necessary to adopt the Merger Agreement and approve the Mergers and other transactions contemplated by the Merger Agreement;

•	intellectual property;

•	certain material contracts, including no existing violation or breach of, or default under, such material contracts;

•	real property;

•	the absence of brokers and brokers’ fees related to the Mergers, other than those fees payable to FHC’s financial advisor; and

•	certain business relationships with affiliates and related parties.

The Merger Agreement contains additional representations and warranties of FHC regarding, among other things, certain SEC filings, including certain financial statements contained in such filings; FHC’s system of internal accounting controls; takeover statutes and FHC charter provisions related thereto; the opinion of FHC’s financial advisor; the formation and operations of FHC Delaware Merger Sub and APP Merger Sub; insurance; environmental matters; and compliance with anti-corruption laws and regulations.

Material Adverse Effect

Certain of the representations, warranties, covenants, closing conditions and termination provisions contained in the Merger Agreement refer to the concept of a “Material Adverse Effect.”

For purposes of the Merger Agreement, a “Material Adverse Effect” with respect to the applicable party (either FHC or Aspen Park) means any fact, circumstance, effect, change, event or development that materially adversely affects the business, properties, financial condition or results of operations of Aspen Park or FHC and its subsidiaries, in each case taken as a whole, respectively, excluding any effect to the extent that it results from or arises out of any of the following:

•	general economic or political conditions or securities, credit, financial or other capital markets conditions, in each case in the United States or any foreign jurisdiction (other than any effect that affects either Aspen Park or FHC, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that Aspen Park or FHC, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred);

•	any failure, in and of itself, by Aspen Park or FHC to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect on Aspen Park or FHC, respectively, unless otherwise excluded in this definition of “Material Adverse Effect”);

•	the execution and delivery of the Merger Agreement or the public announcement or pendency of the Mergers or any of the other transactions contemplated by the Merger Agreement, including any litigation resulting or arising therefrom or with respect thereto (except that this clause shall not apply with respect to the respective representations or warranties of the parties in respect of absence of conflict and required consents);

•	any change, in and of itself, in the market price or trading volume of FHC’s securities (it being understood that the facts or occurrences giving rise to or contributing to such change may be taken into account in determining whether there has been or will be, a Material Adverse Effect on FHC unless otherwise excluded in this definition of “Material Adverse Effect”);

•	any change in applicable law or GAAP (or authoritative interpretation thereof) (other than any effect that affects either Aspen Park or FHC, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that Aspen Park or FHC, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such Effect will be taken into account in determining whether a “Material Adverse Effect” has occurred);

•	geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of the Merger Agreement (other than any effect that affects either Aspen Park or FHC, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that Aspen Park or FHC, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred);

•	any hurricane, tornado, flood, earthquake or other natural disaster (other than any effect that affects either Aspen Park or FHC, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that Aspen Park or FHC, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred); or

•	any action expressly required by section of the Merger Agreement relating to reasonable best efforts to complete the Mergers and the other transactions contemplated by the Merger Agreement.

Indemnification; Remedies

If the Merger Agreement is terminated for any reason, a party to the Merger Agreement may seek damages in the case of a “willful breach” by another party (as defined in the section entitled “Termination of the Merger Agreement” below). In addition, the parties to the Merger Agreement have agreed that they will be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the performance of terms and provisions of the Merger Agreement, without proof of actual damages or any requirement for the securing or posting of any bond in connection with such remedy.

All representations and warranties of Aspen Park contained in the Merger Agreement will survive for one year after the closing date of the Mergers for purposes of the indemnification described in this section. FHC’s representations and warranties do not survive the closing of the Mergers and there are no post-closing indemnification obligations for FHC or any of its stockholders.

The Escrow Shares, which are 75% of the shares of Veru Common Stock issuable to Dr. Steiner, Dr. Fisch and the Fisch LLC pursuant to the Merger Agreement, will be held in escrow pursuant to the Escrow Agreement for a period of one-year after the closing of the Mergers to serve as the sole remedy for the indemnification obligations in the Merger Agreement. See the section entitled “Agreements Relating to the Mergers—Escrow Agreement” beginning on page 101 of this proxy statement for additional information regarding the Escrow Agreement.

From and after the effective time of the APP Merger, Veru, its subsidiaries and their respective officers, directors, employees, owners, agents, affiliates and their respective successors and assigns, which we refer to collectively as the “indemnified parties,” will be indemnified, defended, protected and held harmless out of the Escrow Shares, from, against and in respect of, and will be reimbursed for, all losses, costs, obligations, liabilities, settlement payments, fines, penalties, damages (excluding punitive damages other than to the extent such damages are payable to a third party), expenses, taxes and other charges suffered, sustained, incurred or paid by any such indemnified party, whether prior to, at or after the effective time of the APP Merger, based upon, resulting from or arising out of, directly or indirectly:

•	any inaccuracy in or breach of any representation or warranty made by Aspen Park in the Merger Agreement or in any certificate delivered to FHC pursuant to the Merger Agreement;

•	any breach of any covenant or agreement on the part of Aspen Park in the Merger Agreement or the agreements entered into in connection therewith; or

•	any claim by a former Aspen Park stockholder to consideration to be paid pursuant to the Merger Agreement other than as set forth on the allocation certificate to be delivered to FHC by Aspen Park.

No indemnified party will be entitled to any recovery until such time (if at all) as the total amount of all damages that have been suffered or incurred by any one or more of the indemnified parties with respect to such matters exceeds $250,000 in the aggregate, which we refer to as the “Basket,” and in such event, the indemnified parties will only be entitled to recover damages exceeding the Basket; however, claims for breaches of representations and warranties relating to Aspen Park’s organization, standing and corporate power, corporate authority and non-contravention, capital structure and tax matters as specified in the Merger Agreement will not be subject to the Basket.

Except for claims arising from or based on fraud, intentional misrepresentation, felonious criminal activity or willful misconduct, recovery from the escrow fund will be the exclusive means for the indemnified parties to recover any damages for which they are entitled to indemnification under the Merger Agreement or otherwise and under any theory of liability. No obligations will be payable out of the Escrow Shares in respect of claims that exceed $25,000,000, which indemnification limit will be reduced to 25% on the 6 month anniversary of the closing of the Mergers in accordance with the Escrow Agreement.

A committee consisting of O.B. Parrish, David R. Bethune and another director of Veru to be designated by FHC, which we refer to as the “Escrow Committee,” will act as the representatives of the indemnified parties for purposes of making indemnification claims, and the Escrow Committee will have the sole and exclusive power to make, prosecute, pursue, settle, compromise or take any action with respect to any indemnification claims on behalf of the indemnified parties and all matters under the Escrow Agreement relating to the Escrow Shares.

Certain Covenants of the Parties

FHC and Aspen Park are subject to customary covenants in the Merger Agreement relating to the conduct of their respective businesses prior to the completion of the Mergers or the earlier termination of the Merger Agreement. In general, FHC and Aspen Park have each agreed, among other things (subject in some cases to exceptions specified in the Merger Agreement or set forth in the confidential disclosure letters to the Merger Agreement), unless necessary to ensure compliance with applicable laws or if the other party provides its prior written consent (which consent will not be unreasonably withheld, delayed or conditioned) that (i) FHC and Aspen Park will each (A) carry on its respective business in the ordinary course and consistent with past practice, (B) use reasonable best efforts to preserve intact its respective current business organization, (C) preserve its respective assets and properties in good repair and condition, and (D) use reasonable best efforts to keep available the services of its respective current officers and other key employees and preserve its respective relationships with those persons having business dealings with it to the end that its respective goodwill and ongoing business will be unimpaired at the effective time of the Mergers; and (ii) except as set forth in the confidential disclosure letter to the Merger Agreement, FHC and Aspen Park will not:

•	declare, set aside or pay any dividend or other distribution in respect of, or enter into any agreement with respect to the voting of, any of its capital stock, other than the accrual (but not payment) of dividends with respect to Aspen Park’s Series A Preferred Stock;

•	split, combine or reclassify any of its capital stock;

•	purchase, redeem or otherwise acquire any shares of its capital stock, subject to certain exceptions;

•	issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of its capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, other than in the case of FHC, in connection with settlement of equity compensation granted under a FHC benefit plan or as required by a FHC benefit plan in effect as of April 5, 2016;

•	enter into any material contract, amend in any material respect any such material contract or terminate or waive any material provision of any such material contract, other than, in each case, in the ordinary course of business;

•	acquire or agree to acquire by merging with, or by purchasing a portion of the stock or assets of, or by any other manner, any business or any entity;

•	authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or any other reorganization

•	acquire any assets or enter into any new line of business;

•	sell or otherwise dispose of, lease or exclusively license any properties or assets of which are material to it, other than in the ordinary course of business;

•	create, incur or assume any indebtedness for borrowed money, or issue any debt securities or any right to acquire debt securities, assume, guarantee, endorse or otherwise become liable or responsible for the indebtedness of another person, enter into any agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing in excess of $250,000 in the aggregate;

•	settle any proceeding which is material to its business or otherwise involves payment of an amount in excess of $50,000 for a single proceeding or $250,000 in the aggregate for Aspen Park or $300,000 in a single proceeding or $1,500,000 in the aggregate for FHC;

•	make or change any material election in respect of taxes, settle any tax claims in excess of $50,000 income statement expense for Aspen Park or $300,000 for FHC or change any accounting method in respect of taxes;

•	except as required under applicable law or under the terms of any plan set forth in the applicable confidential disclosure letter in existence as of April 5, 2016, (A) increase any compensation or benefit to, or enter into or amend any employment, change-in-control or severance agreement with, any officer, director or other employee, other than (1) for increases in compensation or benefits or (2) amendments to employment, change-in-control or severance agreements, in each case, in the ordinary course of business consistent with past practice; provided that any such amendments do not otherwise increase the benefits or amounts paid or payable to any officer, director or other employee in connection with the transactions contemplated by the Merger Agreement, (B) grant any bonuses, other than in the ordinary course of business consistent with past practice, (C) enter into or adopt any new benefit plan or amend or modify any existing benefit plan or accelerate the vesting of any compensation or grant or amend any award under any benefit plan, (D) provide any funding for any rabbi trust or similar arrangement, or take any other action to fund or secure the payment of any compensation or benefit, or (E) grant to any officer, director or other employee any right to receive any severance, change-in-control, retention, termination or similar compensation or benefits or increases therein (other than, in the case of any employee with total aggregate annual compensation that is less than $100,000, in the ordinary course of business consistent with past practice);

•	change any of its material methods of accounting or material accounting practices, except as required by GAAP or applicable law or, in the case of FHC, Regulation S-X of the SEC;

•	make or authorize any payment of, commitment for, or accrual of aggregate capital expenditures for any 12-month period greater than 120% of an amount set forth on the applicable confidential disclosure letter;

•	write up, write down or write off the book value of any of its assets, other than in the ordinary course of business consistent with past practice or as may be consistent with its financial accounting policies and procedures and GAAP;

•	amend its organizational documents; or

•	agree or commit to take any of the foregoing actions.

Employees and Employee Benefits

The Merger Agreement provides that following the consummation of the Mergers, Veru will assume and honor all benefit plans of Aspen Park and FHC and that for all purposes thereunder, all current or former employees of Aspen Park or FHC:

•	will be credited with his or her years of service with Aspen Park or FHC or any of their respective affiliates to the same extent as such employees were entitled before the applicable Merger to credit for such service under any similar benefit plan of Aspen Park or FHC, except to the extent such credit would result in the duplication of benefits, and

•	will be immediately eligible to participate, without any waiting time, in any Veru welfare plan to the extent coverage under the new Veru plan replaces coverage under a comparable FHC or Aspen Park plan.

In addition, for purposes of each Veru plan providing medical, dental, pharmaceutical and/or vision benefits to any such employee, Veru will cause all pre-existing condition exclusions and actively-at-work requirements of such plan to be waived and all eligible expenses incurred by such employee prior to the Mergers to be taken into account under the applicable Veru plan for purposes of satisfying deductible, coinsurance and maximum out-of-pocket requirements.

No Solicitation of Acquisition Proposals

Aspen Park. In the Merger Agreement, until the earlier of the effective time of the APP Merger and the termination of the Merger Agreement in accordance with its terms, Aspen Park has agreed that it will not, and it will not authorize or permit any of its controlled affiliates or any of its or their officers, directors or employees to, and will use its reasonable best efforts to cause any investment banker, financial advisor, attorney, accountant or other representative retained by it not to:

•	solicit, initiate or knowingly encourage or facilitate (including by way of furnishing information), or knowingly take any other action designed to facilitate, any inquiries regarding, or the making of, or any announcement or submission of, any expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, or the consummation of which would constitute an “alternative transaction” (as defined below in this section);

•	enter into any contract with respect to any alternative transaction; or

•	participate in any discussions or negotiations, or cooperate in any way with any person (or group of persons), with respect to any inquiries regarding, or the making of, any proposal the consummation of which would constitute an alternative transaction (except to notify such person or group of persons of the existence of the non-solicitation provision of the Merger Agreement).

Aspen Park was obligated upon the execution of the Merger Agreement immediately to cease and cause to be terminated any and all existing discussions with any person that relate to any acquisition proposal (as defined below in this section).

FHC. FHC was obligated upon the execution of the Merger Agreement immediately to cease and cause to be terminated any and all existing discussions with any person that relate to any acquisition proposal.

In the Merger Agreement, until the earlier of the effective time of the APP Merger and the termination of the Merger Agreement in accordance with its terms, subject to certain exceptions described below in this section, FHC has agreed that it will not, and it will not authorize or permit any of its controlled affiliates or any of its or their officers, directors or employees to, and will use its reasonable best efforts to cause any investment banker, financial advisor, attorney, accountant or other representative retained by it not to:

•

solicit, initiate or knowingly encourage or facilitate (including by way of furnishing information), or knowingly take any other action designed to facilitate, any inquiries regarding, or the making of, or any announcement or submission of, any expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, or the consummation of which would constitute an alternative transaction;

•	enter into any contract with respect to any alternative transaction; or

•	participate in any discussions or negotiations, or cooperate in any way with any person (or group of persons), with respect to any inquiries regarding, or the making of, any proposal the consummation of which would constitute an alternative transaction (except to notify such person or group of persons of the existence of the non-solicitation provision of the Merger Agreement).

Prior to the date that FHC obtains the required vote of its stockholders approving the transactions contemplated by the Merger Agreement, if the FHC Board determines in good faith that a proposal that did not result from a material breach by FHC of the non-solicitation provision of the Merger Agreement constitutes or could reasonably be expected to result in a “superior proposal” (as defined below in this section), FHC and its representatives may (i) furnish information with respect to FHC and its subsidiaries to the person (or group of persons) making such proposal (and its representatives and financing sources) (provided that all such information has previously been provided to Aspen Park or is provided to Aspen Park prior to or substantially concurrent with the time it is provided to such person) pursuant to a customary confidentiality agreement containing terms as to confidentiality generally no less restrictive than the terms of the confidentiality agreement between Aspen Park and FHC and (ii) participate in discussions or negotiations regarding such proposal with the person (or group of persons) making such proposal (and its representatives and financing sources).

FHC must promptly, and in any event within 24 hours, provide oral and written notice to Aspen Park of the receipt of any acquisition proposal, the material terms and conditions of such acquisition proposal (including any changes thereto) and the identity of the person making such acquisition proposal. FHC must (i) keep Aspen Park reasonably informed on a current basis of the status and details (including any amendments or proposed amendments) of any such acquisition proposal and (ii) provide to Aspen Park as soon as reasonably practicable after receipt or delivery thereof copies of all correspondence and other written materials exchanged between FHC, its subsidiaries or any of the FHC representatives, on the one hand, and any person making such acquisition proposal, on the other hand, in each case that describes in any material respect any of the material terms or conditions of any such acquisition proposal.

Nothing contained in the Merger Agreement prevents FHC or the FHC Board from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A under the Exchange Act with respect to an acquisition proposal or from making any disclosure to the FHC stockholders if the FHC Board determines (after consultation with its outside counsel) that its failure to do so could constitute a violation of applicable law; provided that any recommendation change may only be made in accordance with the applicable provisions of the Merger Agreement described in the section entitled “Changes in the FHC Board Recommendation” below.

As used in this proxy statement, the term “acquisition proposal” means, as to Aspen Park or FHC, any offer, proposal, inquiry or indication of interest that relates to any alternative transaction with respect to such party.

As used in this proxy statement, the term “alternative transaction” means, as to Aspen Park or FHC, any of (a) a transaction or series of transactions pursuant to which any person other than Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park) acquires or would acquire, directly or indirectly, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding shares of such party’s common stock or securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of the voting power of such party, whether from such party or pursuant to a tender offer or exchange offer or otherwise, (b) a merger, consolidation, share exchange or similar transaction pursuant to which any person other than Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park) acquires or would acquire, directly or indirectly, assets or businesses of such party or any of its subsidiaries representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of such party and its subsidiaries taken as a whole, (c) any transaction pursuant to which any person other than Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park) acquires or would acquire, directly or indirectly, control of assets (including for this purpose the outstanding equity securities of subsidiaries of such party and any entity surviving any merger or combination including any of them) of such party or any of its subsidiaries representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of such party and its subsidiaries taken as a whole or (d) any disposition of assets to a person other than Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park) representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of such party and its subsidiaries, taken as a whole.

As used in this proxy statement, “superior proposal” means any bona fide written proposal (on its most recently amended or modified terms, if amended or modified) made by a person other than Aspen Park to enter into an alternative transaction with respect to FHC (with all references to 20% in the definition of alternative transaction being treated as references to 50% for these purposes) that (a) did not result from a material breach of the non-solicitation provision of the Merger Agreement, (b) is on terms that the FHC Board determines in good faith, after consultation with outside counsel, to be superior from a financial point of view to FHC’s stockholders than the transactions contemplated by the Merger Agreement, taking into account all relevant factors (including any changes to the Merger Agreement that may be proposed by Aspen Park in response to such proposal to enter into an alternative transaction and the identity of the person making such proposal to enter into an alternative transaction) and (c)  is reasonably likely to be completed, taking into account all financial, regulatory, legal and other aspects of such proposal.

Changes in the FHC Board Recommendation

Under the Merger Agreement, subject to certain exceptions, the FHC Board has agreed to recommend that stockholders of FHC vote in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, and that neither the FHC Board nor any committee of the FHC Board will, (i) withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, or fail to make, in each case in a manner adverse to Aspen Park, such recommendation; (ii) approve or recommend, or propose publicly to approve or recommend, any alternative transaction or (iii) cause FHC to enter into any letter of intent, agreement in principle, acquisition agreement or other agreement related to any alternative transaction or requiring, or reasonably likely to cause, FHC to terminate, delay or fail to consummate, or that would otherwise impede, interfere with or be inconsistent with, the consummation of the Mergers. The actions described in any of the foregoing clauses (i) and (ii) are collectively referred to in this proxy statement as an “adverse recommendation change.”

Prior to the date that FHC obtains the required vote of its stockholders approving the transactions contemplated by the Merger Agreement, the FHC Board may effect an adverse recommendation change if FHC receives an unsolicited written acquisition proposal that the FHC Board determines in good faith (after consultation with its advisors) is a superior proposal and determines in good faith (after consultation with its outside legal counsel) that its failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law; provided that prior to making an adverse recommendation change with respect to a superior proposal, FHC must notify Aspen Park in writing that it intends to effect an adverse recommendation change.

Stockholder Meeting

FHC has agreed to take all action necessary to hold a meeting of its stockholders for the purpose of obtaining the required stockholder approval of the Merger Agreement and the transactions contemplated by the Merger Agreement. FHC may adjourn or postpone the meeting of its stockholders only (i) if additional time is reasonably required to solicit proxies in favor of any Proposal; (ii) if as of the time for which the stockholders’ meeting is originally scheduled there are insufficient shares of FHC Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the stockholders’ meeting; or (iii) to the extent necessary to ensure that any supplement or amendment to this proxy statement that is required by applicable legal requirements is timely provided to FHC’s stockholders.

Indemnification of Directors and Officers; Directors’ and Officers’ Insurance

The Merger Agreement provides that all rights to indemnification existing in favor of those persons who are directors and officers of FHC or Aspen Park as of April 5, 2016 or prior to closing of the Mergers, for their acts and omissions occurring prior to the effective time of the Mergers, as provided in the Certificate of Incorporation and Bylaws of Aspen Park or the Articles of Incorporation and Bylaws of FHC, will survive the Mergers and will be observed by Veru to the fullest extent available and unless otherwise required under applicable law, for a period of six years from the closing of the Mergers.

The Merger Agreement further provides that Veru will either cause to be maintained the current directors’ and officers’ liability insurance and fiduciary liability insurance maintained by FHC or Aspen Park or provide substitute policies for not less than the existing coverage of such policies for the benefit of those persons who are covered by such policies as of the closing of the Mergers; provided that in no event will Veru be required to pay premiums on any such policy (or substitute policy) in excess of 300% of the annual premium payable by FHC for such insurance for the year ending June 22, 2016.

Conditions to Completion of the Mergers

The obligations of FHC and Aspen Park to complete the Mergers are each subject to the satisfaction of the following conditions, subject, in some cases, to the exceptions or limitations contained in confidential disclosure letter delivered to each party by the other:

•	the required approval by FHC’s stockholders and Aspen Park’s stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement;

•	absence of any law enacted or other legal restraint or prohibition preventing consummation of the Reincorporation Merger or the APP Merger;

•	shares of Veru Common Stock to be issued in the Mergers will have been approved for listing (subject to notice of issuance) on NASDAQ;

•	delivery of an executed Escrow Agreement;

•	accuracy in all material respects of the representations and warranties made by Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park) as of the closing date of the Mergers (except to the extent such representations and warranties are, by their terms, made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date) with respect to: (i) valid existence, good standing and qualification; (ii) authority relative to the Merger Agreement, other agreements entered into in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement and such other agreements and the recommendation by such company’s board of directors that the stockholders of such company approve and adopt the Merger Agreement and the transactions contemplated thereby; and (iii) capital structure;

•	accuracy in all respects of the representations and warranties made by Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park) as of the closing date of the Mergers with respect to the absence of a Material Adverse Effect;

•

accuracy of all other representations and warranties made by Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park) as of the closing date of the Mergers (except to the extent such representations and warranties are, by their terms, made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date), without giving effect to any qualification as to materiality or material adverse effect, except where failure to be accurate does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the applicable party.

•	performance by Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park), in all material respects, of all of such party’s covenants under the Merger Agreement;

•	receipt of certain certificates executed by duly authorized officers of Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park) as to the satisfaction of certain conditions;

•	for FHC, the Steiner Employment Agreement must be in full force and effect and Dr. Steiner must be willing and able to commence employment under the Steiner Employment Agreement immediately following the closing of the Mergers;

•	for FHC, the number of dissenting shares shall not exceed 2% of the number of shares of Aspen Park common stock issued and outstanding as of the effective time of the Aspen Park Merger;

•	for FHC, delivery of executed stockholder representation letters by the stockholders of Aspen Park; and

•	for Aspen Park, Veru will have executed and delivered the Registration Rights Agreement.

Termination of the Merger Agreement

The Merger Agreement may be terminated, at any time prior to the closing of the Mergers:

•	by mutual written consent of FHC and Aspen Park;

•	by either FHC or Aspen Park if: (i) the Mergers have not been consummated prior to September 30, 2016 (provided that the party seeking to terminate has not materially breached the Merger Agreement or has otherwise failed to perform any of its material obligations under the Merger Agreement in any manner that has proximately caused the failure of the Mergers to be consummated by such time); (ii) if FHC has not obtained the requisite approval of FHC’s stockholders at the Special Meeting or at any adjournment or postponement thereof; or (iii) a court of competent jurisdiction has issued a final and nonappealable order having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers;

•	by FHC if Aspen Park has not obtained the requisite approval of Aspen Park’s stockholders;

•	by FHC or Aspen Park if Aspen Park (in the case of FHC) or FHC (in the case of Aspen Park) breaches or fails to perform any of its representations, warranties, covenants or other agreements contained in the Merger Agreement that would give rise to the failure of an applicable condition to completion of the Mergers and such breach is incapable of being cured or is not cured within 30 days of written notice thereof;

•	by Aspen Park if at any time prior to approval by the FHC stockholders, (i) the FHC Board or any committee of the FHC Board effects an adverse recommendation change; (ii) FHC fails to include the recommendation of approval of the Merger Agreement or the Mergers in this proxy statement; or (iii) FHC breaches any of its obligations not to solicit acquisition proposals in any material respect; or

•	by FHC if at any time prior to approval by the FHC stockholders, (i) the FHC Board determines that any other acquisition proposal constitutes a superior proposal and FHC provides notice of such determination to Aspen Park and (ii) concurrently with such termination, FHC enters into a definitive acquisition agreement for such superior proposal.

If the Merger Agreement is validly terminated, the Merger Agreement will become void with no liability on the part of any party or related party thereto, except as provided under the section entitled “Termination Fees and Expenses” below and for provisions relating to confidentiality matters and certain other specified general provisions and except in the case of a willful breach. As used in this proxy statement, “willful breach” means a material breach or failure to perform that is the consequence of an act or omission of a party, with the knowledge that the taking of, or failure to take, such act would, or would be reasonably expected to, cause a material breach of the Merger Agreement.

Termination Fees and Expenses

The Merger Agreement provides that, except for fees and expenses incurred in connection with the filing and printing of this proxy statement and the listing of the Veru Common Stock on NASDAQ (which shall be borne one-half by each of FHC and Aspen Park), which we refer to in this proxy statement as the “specified expenses,” all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants incurred in connection with the Merger Agreement and the transactions contemplated thereby will be borne by the party incurring such costs and expenses.

The Merger Agreement provides that FHC will be required to pay to Aspen Park a termination fee of $2,500,000 if:

•	the Merger Agreement is terminated (i) by Aspen Park because the FHC Board or any committee of the FHC Board effects an adverse recommendation change, (ii) by Aspen Park because FHC fails to include the FHC Board’s recommendation of approval of the Merger Agreement and the Mergers in this proxy statement, (iii) by Aspen Park because FHC breaches any of its obligations not to solicit acquisition proposals in any material respect, (iv) by FHC because the FHC Board determines that another acquisition proposal constitutes a superior proposal and FHC provides notice of such determination to Aspen Park and concurrently with such termination, FHC enters into a definitive acquisition agreement for such superior proposal; or (v) by either Aspen Park or FHC because FHC has not obtained the requisite approval of FHC’s stockholders; and

•	in each case (i) an acquisition proposal has been publicly disclosed prior to the date of termination and the date of the Special Meeting and (ii) an alternative acquisition is consummated or a definitive agreement is entered into by FHC providing for an alternative acquisition within 12 months after termination of the Merger Agreement (provided no termination fee will be payable unless such alternative acquisition is consummated).

In no event will FHC be required to pay the termination fee in connection with the termination of the Merger Agreement more than once. The parties have agreed that the payment of the termination fee by FHC to Aspen Park in accordance with the terms of the Merger Agreement will be the sole and exclusive remedy for any loss Aspen Park suffers as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated, except for fraud, intentional misrepresentation, felonious criminal activity or willful misconduct.

The Merger Agreement also provides that if Aspen Park or FHC terminates the Merger Agreement due to FHC’s failure to obtain the required approval of its stockholders under circumstances where FHC will not be obligated to pay the termination fee, FHC will be obligated to reimburse Aspen Park for 70% of Aspen Park’s reasonable, direct out-of-pocket expenses incurred in connection with the Merger Agreement through the effective date of such termination. In addition, if Aspen Park or FHC terminates the Merger Agreement due to FHC’s failure to obtain the required approval of its stockholders, FHC will be obligated to reimburse Aspen Park for 100% of the specified expenses.

Amendments

The Merger Agreement may be amended at any time by written agreement between FHC and Aspen Park, provided that after approval of the Aspen Park stockholders or the FHC stockholders is obtained, there may not be any amendment to the Merger Agreement that changes the amount or the form of consideration to be delivered to the Aspen Park stockholders or FHC stockholders without the approval of the Aspen Park stockholders or FHC stockholders, as applicable.

Governing Law

The Merger Agreement is governed by the laws of the State of Delaware, except that the Reincorporation Merger is governed by the laws of the State of Wisconsin.

AGREEMENTS RELATING TO THE MERGERS

The following is a summary of the material provisions of various agreements entered or to be entered into by the parties in connection with or related to the Mergers. This summary may not contain all of the information that is important to you. You should refer to the full text of the agreements which (except for the Steiner Employment Agreement) are attached hereto and are incorporated by reference in this proxy statement. We encourage you to read them carefully and in their entirety for a complete understanding.

Support Agreements

In connection with the Merger Agreement, at the specific request of Aspen Park and as an inducement to Aspen Park’s willingness to enter into the Merger Agreement, each member of the FHC Board who owns any shares of FHC Common Stock entered into a Support Agreement with Aspen Park. The full text of the form of Support Agreement is attached as Annex C to this proxy statement and is incorporated herein by reference. Pursuant to the Support Agreement, each such director has agreed, subject to the terms of such Support Agreement, to vote all shares of FHC Common Stock owned by such director (including shares of FHC Common Stock acquired after April 5, 2016) (a) in favor of the Mergers and the Merger Agreement, thereby approving the transactions contemplated therein, including the Reincorporation Merger and the issuance of the shares of Veru Common Stock to the Aspen Park stockholders in the APP Merger, and in favor of any related matter submitted to the stockholders of FHC in furtherance of the transactions contemplated by the Merger Agreement and (b) against any acquisition proposal and other actions, proposals, transactions or agreements that would reasonably be expected to impede or adversely affect the consummation of the Mergers.

Further, during the term of the Support Agreement, each such director has agreed not to transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber any such shares of FHC Common Stock or enter into any contract, option or other agreement to do any of the foregoing with respect to any of any such shares, subject to certain exceptions specified in the Support Agreement.

Each Support Agreement will terminate upon the earlier to occur of the effective time of the APP Merger and the date on which the Merger Agreement is terminated in accordance with its terms.

As of [●], 2016, the record date for the Special Meeting, the total number of shares of FHC Common Stock covered by the Support Agreements equaled approximately [●]% of the total outstanding shares of FHC Common Stock. One member of the FHC Board, Sharon Meckes, did not enter into a Support Agreement because she does not own any shares of FHC Common Stock.

Escrow Agreement

Pursuant to the Merger Agreement, Veru, Mitchell S. Steiner, M.D., as representative of the Escrow Participants, who we refer to as the “Stockholders’ Representative,” the Escrow Committee consisting of O.B. Parrish, David R. Bethune and another director of Veru to be designated by FHC, as representatives of the indemnified parties, and an escrow agent mutually acceptable to the parties will enter into the Escrow Agreement for the purpose of providing the sole source of payment for a period of one year for the indemnification obligations in the Merger Agreement (as discussed above under the section entitled “The Merger Agreement—Indemnification; Remedies” beginning on page 91 of this proxy statement). The full text of the Escrow Agreement is attached as Annex G to this proxy statement and is incorporated herein by reference.

Establishment of Escrow Fund

Upon the closing of the Mergers, Veru will deliver to the escrow agent, as a contribution to the escrow fund, the Escrow Shares, which are a number of shares of Veru Common Stock that would otherwise be deliverable to the Escrow Participants pursuant to the Merger Agreement equal to 75% of the shares issuable to the Escrow Participants under the Merger Agreement.

At the effective time of the APP Merger, Veru, on behalf of the Escrow Participants, will deposit with the escrow agent certificates or book entry-shares representing the Escrow Shares. The Escrow Participants are entitled to receive any dividends, interest or other earnings earned on the Escrow Shares while in escrow. Any such earnings will be the sole and exclusive property of the Escrow Participants. Each Escrow Participant will have the right to vote and grant consents with respect to its Escrow Shares.

Indemnification Claims

To make an indemnification claim pursuant to the Merger Agreement (such claims described above under the section entitled “The Merger Agreement—Indemnification; Remedies” beginning on page 91 of this proxy statement) to be paid from the escrow fund, the Escrow Committee must deliver to the Stockholders’ Representative a Claim Notice by the deadline provided in the Merger Agreement.

Undisputed Claims

If the Stockholders’ Representative does not provide a Counter Notice disputing either the indemnification claim(s) or estimate within 30 days following receipt by the Stockholders’ Representative of the Claim Notice, then the claim will be deemed established under the Escrow Agreement, and the escrow agent will promptly deliver to Veru from the escrow fund Escrow Shares in an amount equal to the unsatisfied indemnification amount set forth in the Claim Notice, with the market value of such Escrow Shares to be determined on the date of the delivery of the Escrow Shares.

Disputed Claims

If the Stockholders’ Representative provides a Counter Notice within 30 days following the receipt by the Stockholders’ Representative of a Claim Notice, the escrow agent will (a) promptly deliver to Veru from the escrow fund Escrow Shares in an amount equal to any undisputed indemnification amount, with the market value of such Escrow Shares to be determined on the date of the delivery of the Escrow Shares, and (b) deliver the remaining disputed portion of the Claim Notice within three business days following receipt by the escrow agent of joint written instructions by the parties or a final judgment with no further right to appeal, upon an award rendered by a court of competent jurisdiction.

Early Release of Escrow Shares

Seventy-five percent of any amounts held in the escrow fund that are not subject to then outstanding indemnification claims will be released to the Escrow Participants following the date that is the 6 month anniversary of the closing of the Mergers and the remaining shares, to the extent not subject to any outstanding indemnification claims, will be released to the Escrow Participants following the date that is the 12 month anniversary of the closing of the Mergers. However, the escrow fund is to retain 120% of the aggregate amount of any indemnification claims outstanding on any applicable release date until all such claims have been resolved.

Lock-Up Agreements

As a condition to the willingness of FHC to enter into the Merger Agreement, each of Harry Fisch, M.D., Aspen Park’s Chairman of the Board, Mitchell S. Steiner, M.D., Aspen Park’s Chief Executive Officer, and the Fisch LLC entered into a Lock-Up Agreement with FHC. Dr. Fisch and members of his family own the Fisch LLC. Dr. Fisch is the sole manager of the Fisch LLC and will control the voting and disposition of shares of Veru Common Stock that are issued to the Fisch LLC upon the conversion pursuant to the APP Merger. Assuming shares of Veru Common Stock in the APP Merger are allocated to the preference of Aspen Park’s Series A Preferred Stock based on a value of $1.26 per share, the closing price of FHC Common Stock on May 10, 2016, and based on the amount of the accrued preference of Aspen Park’s Series A Preferred Stock through May 10, 2016, each of Dr. Steiner and Dr. Fisch will beneficially own approximately 15.3% of the shares of Veru Common Stock outstanding immediately following the closing of the Mergers. The full text of the form of Lock-Up Agreement is attached as Annex B to this proxy statement and is incorporated herein by reference.

Pursuant to the Lock-Up Agreements, for a period of 18 months following the closing of the Mergers, each of Dr. Steiner, Dr. Fisch and the Fisch LLC has agreed not to assign, sell, transfer, tender, exchange, pledge, hypothecate, gift, place in trust or otherwise dispose of 75% of the shares of Veru Common Stock such holder is entitled to receive in the APP Merger or enter into any contract, option or other agreement to do any of the foregoing with respect to such shares, subject to certain exceptions specified in the Lock-Up Agreements. In addition, during such 18-month period, each such Aspen Park stockholder has agreed not to make any demands for registration under the Registration Rights Agreement (as discussed below in this section) or otherwise.

Pursuant to the Lock-Up Agreements, each of Dr. Steiner, Dr. Fisch and the Fisch LLC has also agreed to vote, or cause to be voted, all shares of Veru Common Stock owned by such stockholder, or over which such stockholder has voting control:

•	in favor of the election of each of the FHC Board Designees at the 2017 annual meeting of stockholders of Veru for terms ending at the 2018 annual meeting of stockholders of Veru or at any special meeting of stockholders of Veru prior to the 2018 annual meeting of stockholders or pursuant to any written consent of the stockholders;

•	to ensure that before the 2018 annual meeting of stockholders of Veru (i) no FHC Board Designee may be removed from office and (ii) any vacancies created by the resignation, removal or death of a FHC Board Designee will be filled pursuant to the terms of the Merger Agreement; and

•	in favor of all persons nominated by Veru’s nominating committee for election as directors at the 2017 annual meeting of stockholders of Veru and the 2018 annual meeting of stockholders of Veru.

Registration Rights Agreement

Pursuant to the Merger Agreement, Veru and Aspen Park’s stockholders will enter into the Registration Rights Agreement pursuant to which such stockholders will be granted registration rights in respect of the shares of Veru Common Stock they receive in connection with the APP Merger, which we refer to as the “registrable securities” in this section. The full text of the Registration Rights Agreement is attached as Annex H to this proxy statement and is incorporated herein by reference.

Under the Registration Rights Agreement, Aspen Park stockholders may require Veru to register for resale under the Securities Act of 1933 their registrable securities prior to the fifth anniversary of the closing date of the Mergers. These registration rights include the following provisions:

Demand Registration Rights

Aspen Park stockholders holding a majority of the registerable securities have the right at any time to request registration of all or any portion of such securities under the Securities Act of 1933. Upon a demand made by such holders, every other Aspen Park stockholder party to the Registration Rights Agreement can request to be included in the applicable demand registration. Within 90 days following receipt of such request, Veru will prepare and file with the SEC a registration statement on Form S-1 or, if available, Form S-3, subject to Veru’s rights to delay or postpone the filing of such registration statement under circumstances specified in the Registration Rights Agreement. Veru will not be required to effect more than two such demand registrations nor will it be required to effect any such demand registrations (a) within 180 days after the effective date of a previous demand or piggyback registration or (b) during the period that is 60 days before Veru’s good faith estimate of, and ending on a date that is 180 days after the effective date of, a Veru initiated registration. Veru may also postpone for up to 120 days the effectiveness of a registration statement for a demand registration if the

Veru Board determines in its reasonable good faith judgment that such demand registration would (i) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving Veru, (ii) require premature disclosure of material information that Veru has a bona fide business purpose for preserving as confidential or (iii) render Veru unable to comply with requirements under the Securities Act of 1933 or the Exchange Act. In the event of such a postponement, the holders of a majority of the registrable securities initiating such demand registration will be entitled to withdraw such request and, if such request for a demand registration is withdrawn, such demand registration will not count as one of the permitted demand registrations and Veru will pay all registration expenses in connection with such registration.

Piggyback Registration Right

The Aspen Park stockholders also have unlimited piggyback registration rights subject only to a determination by the underwriters that the success of the offer or the offering price would be adversely affected by the inclusion of securities of the parties. Under these piggyback registration rights, if Veru proposes to file a registration statement under the Securities Act of 1933 for Veru Common Stock on a form that may be used for the registration of the registrable securities, the Aspen Park stockholders will have the opportunity to include their registrable shares in the registration.

Expenses

Veru is responsible for paying all registration expenses, excluding underwriting discounts, commissions and stock transfer taxes and certain other fees and disbursements of counsel for the Aspen Park stockholders.

Steiner Employment Agreement

As a condition to the willingness of FHC to enter into the Merger Agreement, Mitchell S. Steiner, M.D. entered into the Steiner Employment Agreement with FHC to serve as the President and Chief Executive Officer of Veru after the closing of the Mergers. The Steiner Employment Agreement begins upon the completion of the Mergers when it will be assumed by Veru following the Reincorporation Merger, and if the Merger Agreement terminates for any reason before the Mergers become effective, the Steiner Employment Agreement will terminate.

The Steiner Employment Agreement has a three year term, unless earlier terminated in accordance with its terms and subject to automatic, successive one-year renewal terms, unless either party provides the other with prior written non-renewal notice. Dr. Steiner’s base annual salary will be $375,000, and Dr. Steiner will also be eligible for (1) an annual discretionary bonus and (2) participation in Veru’s equity incentive plan then in effect. Dr. Steiner will also be entitled to certain other fringe benefits commensurate with his positions.

Under the Steiner Employment Agreement, in the event Dr. Steiner’s employment is terminated by Veru without cause, by Dr. Steiner with good reason or if Veru elects not to renew the Steiner Employment Agreement on any applicable renewal date, Dr. Steiner will be entitled to (1) continuation of his then effective base salary for 12 months after the date of termination of employment and (2) continuation of medical and dental insurance benefits for such period.

The Steiner Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Dr. Steiner.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF FHC

The tables below present the selected historical consolidated financial data of FHC for the five years ended September 30, 2015 derived from its audited consolidated financial statements for those years. The summary of operations for the years ended September 30, 2015, 2014 and 2013, and the balance sheet data as of September 30, 2015 and 2014 have been derived from FHC’s audited financial statements included in FHC’s Annual Report on Form 10-K for the year ended September 30, 2015. The summary of operations data for the years ended September 30, 2012 and 2011, and the balance sheet data as of September 30, 2012 and 2011 have been derived from FHC’s audited financial statements. The tables below also present the selected unaudited historical consolidated financial data of FHC for the six months ended March 31, 2016 and 2015 derived from FHC’s unaudited consolidated financial statements from those periods, included in the Quarterly Report on Form 10-Q for FHC for the six months ended March 31, 2016. The unaudited consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and, in the opinion of management of FHC, reflect all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of those periods. The results for any interim period are not necessarily indicative of the results that may be expected for a full year.

The following tables should be read in conjunction with the consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in FHC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Historical results are not necessarily indicative of the results to be expected in the future.

	Six Months Ended March 31,		Year ended September 30,
	2016	2015	2015	2014	2013	2012	2011
	(Unaudited)
	(In thousands, except per share data)
Condensed Consolidated Statement of Income Data:
Net revenues	$13,004	$17,637	$32,605	$24,491	$31,457	$35,034	$18,565

Cost of sales	4,756	7,423	13,635	11,370	13,953	14,413	8,700

Gross profit	8,248	10,214	18,970	13,121	17,504	20,621	9,865

Operating expenses	5,785	5,811	12,352	9,197	7,714	9,681	6,570

Operating income	2,463	4,403	6,618	3,924	9,790	10,940	3,295

Non-operating income (expense)	(136)	46	69	33	144	(148)	(63)

Income before income taxes	2,327	4,449	6,687	3,957	9,934	10,792	3,232

Income tax expense (benefit)	802	1,977	2,341	1,524	(4,409)	(4,507)	(2,167)

Net income	$1,525	$2,472	$4,346	$2,433	$14,343	$15,299	$5,399

Net income per basic common share outstanding	$0.05	$0.09	$0.15	$0.09	$0.51	$0.55	$0.20
Basic weighted average common shares outstanding	28,643	28,512	28,532	28,523	28,377	27,694	27,287
Net income per diluted common share outstanding	$0.05	$0.09	$0.15	$0.08	$0.50	$0.53	$0.19
Diluted weighted average common shares outstanding	29,047	28,775	28,917	28,865	28,726	28,933	28,971
Cash dividends declared per share	$—	$—	$—	$0.21	$0.26	$0.22	$0.20

	As of March 31, 2016	As of September 30,
	(Unaudited)	2015	2014	2013	2012	2011
	(In thousands)
Condensed Consolidated Balance Sheet Data:
Cash	$2,791	$4,106	$5,796	$8,922	$5,296	$4,318
Working capital	19,307	17,361	9,695	13,424	10,966	7,454
Total assets	39,890	37,472	31,673	35,170	30,446	19,443
Accumulated deficit	(26,471)	(27,996)	(32,342)	(28,715)	(35,594)	(44,697)
Long-term obligations	8	15	39	67	174	209
Total stockholders’ equity	$34,847	$33,133	$28,065	$31,403	$24,218	$16,753

SELECTED HISTORICAL FINANCIAL DATA OF ASPEN PARK

The following table sets forth the selected historical financial data as of the dates and for the periods indicated. The selected historical financial data as of and for the year ended September 30, 2015 and for the period beginning June 9, 2014 (date of inception) to September 30, 2014 have been derived from the audited financial statements of Aspen Park included elsewhere in this proxy statement. The historical financial data as of March 31, 2016 and for the six months ended March 31, 2016 and 2015 have been derived from the unaudited financial statements of Aspen Park included elsewhere in this proxy statement. The unaudited financial statements have been prepared on the same basis as the audited financial statements and, in the opinion of management of Aspen Park, reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for those periods. The results for any interim period are not necessarily indicative of the results that may be expected for a full year. Historical results are not necessarily indicative of future performance or results of operations. You should read the information presented below together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Aspen Park” and the financial statements of Aspen Park and related notes included elsewhere in this proxy statement.

	Six Months Ended March 31		Year ended September 30, 2015	Inception to September 30, 2014
	2016	2015
	(Unaudited)
	(In thousands)
Condensed Statement of Operations Data:
Revenue, net	$8	$—	$17	$—
Cost of goods sold	3	—	6	—
Gross profit	5	—	11	—
Operating expenses:
General and administrative	447	250	600	38
Research and development	334	284	585	7
Total operating expenses	781	534	1,185	44
Net loss from operations	(776)	(534)	(1,175)	(44)
Other expenses	(30)	(22)	(53)	—
Net loss before income taxes	(805)	(556)	(1,228)	(44)
Net loss	(805)	(556)	(1,228)	(44)
Net loss attributable to common stockholders	$(873)	$(596)	$(1,318)	$(44)

	As of March 31, 2016	As of September 30,
	(Unaudited)	2015	2014
	(In thousands)
Condensed Balance Sheet Data:
Cash	$1,498	$569	$4
Working capital	575	40	(40)
Total assets	1,534	616	4
Total liabilities	959	1,825	44
Total shareholders’ equity (deficit)	$575	$(1,209)	$(40)

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the Mergers. These unaudited pro forma condensed combined financial statements are derived from the historical consolidated financial statements of FHC and Aspen Park. These financial statements have been adjusted as described in the notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheets of FHC and Aspen Park as of March 31, 2016, and includes preliminary adjustments to reflect the events that are directly attributable to the Mergers and factually supportable. In addition, the unaudited pro forma condensed combined statements of operations combine the historical consolidated statements of operations of FHC and Aspen Park and have also been adjusted to give effect to pro forma events that are directly attributable to the Mergers, factually supportable and expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined statements of operations have been prepared assuming the Mergers closed on March 31, 2016.

We have prepared the unaudited pro forma combined condensed financial statements based on available information using assumptions that we believe are reasonable. These pro forma financial statements are being provided for informational purposes only and do not claim to represent our actual financial position or results of operations had the Mergers occurred on that date specified nor do they project our results of operations or financial position for any future period or date.

The unaudited pro forma combined condensed financial statements were prepared using the acquisition method of accounting as outlined in Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations, with FHC considered the acquiring company.

Unaudited Pro Forma Condensed Combined Statements of Operations

	Six Months Ended March 31, 2016
	Historical FHC	Historical Aspen Park	Pro Forma Adjustments	Pro Forma Combined
Net revenues	$13,003,460	$7,797		$13,011,257
Cost of sales	4,755,728	2,740		4,758,468

Gross profit	8,247,732	5,057	—	8,252,789
Operating expenses:
Research and development	73,415	334,271		407,686
Selling, general, and administrative	5,711,337	446,442		6,157,779

Total operating expenses	5,784,752	780,713	—	6,565,465
Operating income	2,462,980	(775,656)	—	1,687,324
Non-operating (expense) income:
Interest and other (expense) income, net	(47,152)	(29,812)		(76,964)
Foreign currency transaction (loss) gain	(88,791)			(88,791)

Total non-operating (expense) income	(135,943)	(29,812)	—	(165,755)

Income before income taxes	2,327,037	(805,468)	—	1,521,569
Income tax expense	801,629	—		801,629

Net income	1,525,408	(805,468)	—	719,940

Preferred stock dividend	—	(67,491)	67,491	—	(e)
Net income attributable to common stockholders	$1,525,408	$(872,959)	$67,491	$719,940

Net income per basic common share outstanding	$0.05	$(0.11)		$0.01
Basic weighted average common shares outstanding	28,642,951	7,960,000		52,812,867	(b)
Net income per diluted common share outstanding	$0.05	$(0.11)		$0.01
Diluted weighted average common shares outstanding	29,046,928	7,960,000		53,390,391	(b)

	Year Ended September 30, 2015
	Historical FHC	Historical Aspen Park	Pro Forma Adjustments	Pro Forma Combined
Net revenues	$32,604,865	$16,683		$32,621,548
Cost of sales	13,634,906	6,062		13,640,968

Gross profit	18,969,959	10,621	—	18,980,580
Operating expenses:
Research and development	219,815	585,214		805,029
Selling, general, and administrative	12,131,737	600,256		12,731,993

Total operating expenses	12,351,552	1,185,470	—	13,537,022
Operating income (loss)	6,618,407	(1,174,849)	—	5,443,558
Non-operating income (expense):
Interest and other (expense) income, net	10,150	(53,108)		(42,958)
Foreign currency transaction (loss) gain	58,483	—		58,483

Total non-operating income (expense)	68,633	(53,108)	—	15,525

Income (loss) before income taxes	6,687,040	(1,227,957)	—	5,459,083
Income tax expense	2,341,004	—		2,341,004

Net income (loss)	4,346,036	(1,227,957)	—	3,118,079

Preferred stock dividend	—	(89,978)	89,978	—	(e)
Net income (loss) attributable to common stockholders	$4,346,036	$(1,317,935)	$89,978	$3,118,079

Net income per basic common share outstanding	$0.15	$(0.17)		$0.06
Basic weighted average common shares outstanding	28,532,327	7,976,986		52,448,533	(a)
Net income per diluted common share outstanding	$0.15	$(0.17)		$0.06
Diluted weighted average common shares outstanding	28,917,048	7,976,986		53,843,801	(a)

Unaudited Pro Forma Condensed Combined Balance Sheet

	As of March 31, 2016
	Historical FHC	Historical Aspen Park	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets
Cash	$2,791,396	$1,498,467	$—		$4,289,863
Accounts receivable net	18,570,658		—		18,570,658
Income tax receivable	29,702		—		29,702
Inventory, net	2,191,693	21,806	—		2,213,499
Prepaid expenses and other current assets	276,358	14,000	—		290,358
Deferred income taxes	362,847		—		362,847

TOTAL CURRENT ASSETS	24,222,654	1,534,273	—		25,756,927

Other assets	142,339		—		142,339
Intangible Assets			29,529,792	(d)	29,529,792

PLANT AND EQUIPMENT
Equipment, furniture and fixtures	4,620,864		—		4,620,864
Leasehold improvements	323,147		—		323,147
Less accumulated depreciation and amortization	(3,928,241)		—		(3,928,241)

Plant and equipment, net	1,015,770	—	—		1,015,770
Deferred income taxes	14,509,000		—		14,509,000

TOTAL ASSETS	$39,889,763	$1,534,273	$29,529,792		$70,953,828

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,021,050	$346,645	$—		$1,367,695
Accrued expenses and other current liabilities	3,559,252	612,385	301,051	(f)	4,472,688
Accrued compensation	335,332		84,129	(g)	419,461

TOTAL CURRENT LIABILITIES	4,915,634	959,030	385,180		6,259,844
LONG-TERM LIABILITIES
Deferred rent	8,401		—		8,401
Deferred income taxes	118,351		—		118,351

TOTAL LIABILITIES	5,042,386	959,030	385,180		6,386,596

Commitments and Contingencies
STOCKHOLDERS’ EQUITY
Preferred stock
Preferred Convertible Series A (Aspen Park): $0.01 par value, liquidated value of $25 per share, 1,600,000 shares authorized, 166,000 shares issued and outstanding at March 31, 2016	—	2,660	(2,600	)(c)	—
Common Stock: (FHC) par value $0.01 per share, authorized 38,500,000 shares, issued 31,205,036 and 29,035,167 shares outstanding at March 31, 2016: (Aspen Park) $0.01 par value, 11,000,000 shares authorized; 8,010,000 shares issued and 7,960,000 outstanding at March 31, 2016	312,189	80,000	158,929	(c)	551,118
Additional paid-in-capital	69,393,844	2,570,304	27,295,802	(c)	99,259,950
Accumulated other compensation loss	(581,519)		—		(581,519)
Accumulated deficit	(26,470,532)	(2,077,701)	1,692,521	(c),(f),(g)	(26,855,712)
Treasury stock, at cost	(7,806,605)	(20)	20	(c)	(7,806,605)

TOTAL STOCKHOLDERS’ EQUITY	34,847,377	575,243	29,144,612		64,567,232

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$39,889,763	$1,534,273	$29,529,792		$70,953,828

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.	Basis of Presentation

On April 5, 2016, FHC and its wholly owned subsidiaries Badger Acquisition Sub, Inc. (FHC Delaware Merger Sub) and Blue Hen Acquisition, Inc. (APP Merger Sub) entered into an Agreement and Plan of Merger (Merger Agreement) with Aspen Park Pharmaceuticals, Inc., a Delaware corporation. Pursuant to the terms of the Merger Agreement, FHC will reincorporate in Delaware through the merger of FHC with and into FHC Delaware Merger Sub with FHC Delaware Merger Sub continuing as the surviving corporation renamed as “Veru Healthcare Inc.” and then, immediately following the Reincorporation Merger, Aspen Park will become a wholly owned subsidiary of Veru through the merger of APP Merger Sub with and into Aspen Park with Aspen Park continuing as the surviving corporation.

Under the terms of the Merger Agreement, pursuant to the Reincorporation Merger, each share of FHC Common Stock will be converted into the right to receive one share of Veru Common Stock, and pursuant to the APP Merger, the shares of Aspen Park common stock and preferred stock in the aggregate will be converted into the right to receive such number of shares of Veru Common Stock that will equal 45% of the total number of outstanding shares of Veru Common Stock on a fully-diluted basis following such issuance. As a result, immediately following the Mergers, FHC stockholders will hold approximately 55% of the outstanding shares of Veru Common Stock and Aspen Park stockholders will hold approximately 45% of the outstanding shares of Veru Common Stock, in each case measured on a fully-diluted basis.

The Mergers will be accounted for under the acquisition method of accounting in accordance with ASC 805, Business Combinations. Under the acquisition method, the total estimated purchase price, or consideration transferred, will be measured at the closing date of the Mergers. Currently, the assets of Aspen Park have not been re-measured. Therefore, there is no allocation of the consideration transferred to identified tangible or intangible assets.

The process for estimating the fair values of identifiable intangible assets and certain tangible assets requires the use of significant estimates and assumptions, including estimating future cash flows and developing appropriate discount rates. The applicable accounting guidance defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). Market participants are assumed to be buyers and sellers in the principal or most advantageous market for the asset or liability. Additionally, under the applicable accounting guidance, fair value measurements for as asset assume the highest and best use of that asset by market participants. As a result, FHC may be required to value assets of Aspen Park at fair value measures that do not reflect FHC’s intended use of those assets. Use of different estimates and judgments could yield different results. Currently FHC has not begun the valuation process. Once the valuation process is complete, the excess of the purchase price over the estimated amounts of identifiable assets and intangibles of Aspen Park as of the effective date of the acquisition will be allocated to goodwill in accordance with the accounting guidance. The acquisition accounting is subject to finalization of FHC’s analysis of the fair value of the assets and liabilities of Aspen Park as of the acquisition date. The acquisition accounting in the unaudited pro forma combined financial statements is preliminary and will be adjusted upon completion of the valuation.

2.	Purchase Price

The unaudited pro forma condensed combined financial information reflects the purchase price as follows:

As of March 31, 2016
Net assets	$575,243
Intangible assets	29,529,792

Total purchase price	$30,105,035

FHC has not begun the valuation process. In the unaudited pro forma combined balance sheet as of March 31, 2016, the excess of the aggregate purchase price over the assets and liabilities in the amount of approximately $29,529,792 was classified as intangible assets. FHC will allocate the excess purchase price to identifiable tangible and intangible assets and the excess to goodwill once the valuation is complete. The fair value of identifiable intangible assets that are subject to amortization after the acquisition will be determined once the valuation is completed. Management believes the majority of the fair value will be related to in process research and development and will be recorded as an indefinite lived intangible asset.

The total estimated purchase price of approximately $30,105,035 is based on an assumed average closing price of FHC Common Stock of $1.26 per share (the closing price of FHC Common Stock on May 10, 2016) and the issuance to the Aspen Park stockholders of a total of 23,892,885 common shares, representing 45% of the total outstanding shares of FHC Common Stock on a fully-diluted basis at May 10, 2016.

3.	Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(a)	September 30, 2015 pro forma EPS was computed using historical FHC basic and fully diluted weighted average shares outstanding and made the following adjustments assuming the APP Merger was effective as of October 1, 2014:

•	Issued 23,892,885 shares to the Aspen Park stockholders at October 1, 2014.

•	Issued the Financial Advisor Warrant to Torreya for a total of 2,150,359 shares at October 1, 2014 with an exercise price of $1.93 per share.

•	Issued restricted stock to David R. Bethune and a FHC consultant of 280,000 and 100,000 shares, respectively, which vest over two years.

•	Issued options to David R. Bethune and a FHC consultant for 280,000 and 100,000 shares, respectively, which vest over two years, assuming an exercise price of $1.26 per share (the closing price of FHC Common Stock on May 10, 2016).

•	Acceleration of vesting of shares awarded to certain members of the FHC Board with accelerated vesting rights upon a change of control. Total shares with accelerated vesting were 283,739 shares. These shares were all considered vested as of September 30, 2015.

The resulting basic and fully diluted weighted average shares outstanding at September 30, 2015 were used to compute the September 30, 2015 pro forma EPS based on the September 30, 2015 pro forma net income attributable to common stockholders.

(b)	March 31, 2016 pro forma EPS was computed using the historical FHC basic and diluted weighted average shares outstanding adjusted for the impact of the following:

•	Issued 23,892,885 shares to the Aspen Park stockholders at October 1, 2014.

•	Issued the Financial Advisor Warrant to Torreya for a total of 2,150,359 shares at October 1, 2014 with an exercise price of $1.93 per share.

•	Issued restricted stock to David R. Bethune and a FHC consultant of 280,000 and 100,000 shares, respectively, which vest over two years.

•	Issued options to David R. Bethune and a FHC consultant of 280,000 and 100,000 shares, respectively, which vest over two years, assuming an exercise price of $1.26 per share (the closing price of FHC Common Stock on May 10, 2016).

•	Acceleration of vesting of shares awarded to certain members of the FHC Board with accelerated vesting rights upon a change of control. Total shares with accelerated vesting were 283,739 shares. These shares were all considered vested as of September 30, 2015.

•	Acceleration of vesting of shares awarded to certain employees during the six months ending March 31, 2016 with accelerated vesting rights upon a change of control. Total shares with accelerated vesting were 17,000 shares. These shares were all considered vested as of March 31, 2016.

The resulting basic and fully diluted weighted average shares outstanding at March 31, 2016 were used to compute the March 31, 2016 pro forma EPS based on the March 31, 2016 pro forma net income attributable to common stockholders.

(c)	Reflects the issuance of 23,892,885 shares to the Aspen Park stockholders at $1.26 per share (the closing price of FHC Common Stock on May 10, 2016) for $30,105,035 less the reversal of the Aspen Park stockholders’ equity of $575,243.

(d)	Represents the preliminary allocation of the fair value of the consideration transferred to Aspen Park. The allocation will be adjusted once the valuation is completed for the allocation amongst identifiable tangible and intangible assets with any unallocated assigned to goodwill.

(e)	Represents the elimination of Aspen Park’s accrued preferred stock dividend.

(f)	Represents the accrual for the payment to Torreya of its cash fee of $301,051 using the share price of $1.26 per share (the closing price of FHC Common Stock on May 10, 2016).

(g)	Represents the accrual for the cash portion of the accelerated shares awarded to certain board members of $77,918 and employees of $6,211.

4.	Additional Transaction-Related Expenses.

The following transactions will be recorded when the Mergers close as follows:

1.	The payment to Torreya of its cash fee of $301,051 using the share price of $1.26 per share (the closing price of FHC Common Stock on May 10, 2016) with a corresponding expense. The value of the Financial Advisor Warrant of $903,151 will be expensed when issued.

2.	The restricted stock, which vests over two years, to be issued to David R. Bethune and a FHC consultant of 280,000 and 100,000 shares will have total amortization expense of $478,000, or $239,400 per year. Assumed share price of $1.26 per share (the closing price of FHC Common Stock on May 10, 2016).

3.	Stock options, which vest over two years, to be issued to David R. Bethune and a FHC consultant of 280,000 and 100,000 shares will have total amortization expense of approximately $319,000, or approximately $159,000 per year. Assumed exercise price of $1.26 per share (the closing price of FHC Common Stock on May 10, 2016).

4.	The shares awarded to certain board members with accelerated vesting, which totaled 283,739 shares, will have additional amortization expense for the accelerated vesting of $488,843. At March 31, 2016, assuming 83,000 shares of common stock elected to be paid in cash, the additional accrual/expense required would be $77,918.

5.	The shares awarded to certain employees with accelerated vesting, which totaled 17,000 shares, will have additional amortization expense for the accelerated vesting of $19,499. At March 31, 2016, assuming 5,665 shares of common stock elected to be paid in cash, the additional accrual/expense required would be $6,211.

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

The information below reflects the historical net income from continuing operations, book value per common share and cash dividends per common share of FHC and the unaudited pro forma combined condensed net income from continuing operations, book value per common share and cash dividends per common share of FHC after giving effect to the proposed Mergers. The historical book value per share is computed by dividing total stockholders’ equity (deficit) by the number of shares of common stock outstanding at the end of the period. The pro forma earnings per share of FHC following the consummation of the Mergers is computed by dividing the pro forma net loss by the pro forma weighted average number of shares outstanding. The pro forma book value of FHC following the consummation of the Mergers is computed by dividing total pro forma stockholders’ equity (deficit) by the pro forma number of shares of common stock outstanding at the end of the period. The pro forma per share data assumes 23,892,885 shares to be issued in connection with the APP Merger, and were prepared using the acquisition method of accounting as outlined in Financial Accounting Standards Board ASC 805, Business Combinations, with FHC considered the acquiring company.

You should read the tables below in conjunction with the respective audited consolidated financial statements and related notes of FHC and the audited financial statements and related notes of Aspen Park and the unaudited pro forma combined condensed financial information and notes related to such financial statements included elsewhere in this proxy statement.

FHC:

	Six Months Ended March 31, 2016	Year Ended September 30, 2015
Historical per common share data:
Net income per share:
Basic and diluted	$0.05	$0.15
Book value per share	1.22	1.16
Cash dividend per share	—	—

FHC and Aspen Park combined condensed pro forma per share data:

	Six Months Ended March 31, 2016	Year Ended September 30, 2015
Pro forma per common share data:
Net income per share:
Basic and diluted	$0.01	$0.06
Book value per share	1.22	1.22
Cash dividend per share	—	—

COMPARATIVE MARKET PRICE DATA AND DIVIDEND INFORMATION

Stock Price of FHC

FHC Common Stock is traded on NASDAQ under the symbol “FHCO.” As of the record date of [●], 2016, FHC had approximately [●] stockholders of record. The following table sets forth, for the periods indicated, the high and low reported sale prices per share of FHC Common Stock, and cash dividends declared per share of FHC Common Stock. The closing price of FHC Common Stock was $1.72 per share on April 5, 2016, the last trading day before public announcement of the Mergers.

	High	Low	Dividends
2016
Third Quarter (through May 10, 2016)	$2.05	$1.21	$—
Second Quarter	2.75	1.16	—
First Quarter	2.09	1.35	—
2015
Fourth Quarter	$1.78	$1.32	$—
Third Quarter	3.33	1.80	—
Second Quarter	3.92	2.80	—
First Quarter	4.59	3.32	—
2014
Fourth Quarter	$5.84	$3.49	$—
Third Quarter	7.76	5.49	0.07
Second Quarter	8.42	6.70	0.07
First Quarter	9.94	7.87	0.07

FHC’s Dividend Policy

FHC has not paid dividends on FHC Common Stock since it suspended quarterly dividend payments in July 2014. Any future determination to pay dividends will be at the discretion of the FHC Board. None of FHC’s outstanding capital stock is entitled to any dividends. The Merger Agreement prohibits the payment of dividends by FHC without the prior written consent of Aspen Park. FHC’s credit agreement with BMO Harris Bank, N.A. restricts FHC’s ability to pay dividends.

Market Price of and Dividends on Aspen Park’s Common Stock and Related Stockholder Matters

Aspen Park has never paid a dividend on its common stock or preferred stock and its stock has never been publicly traded.

INFORMATION ABOUT THE COMPANIES

The Female Health Company

FHC, a Wisconsin corporation, manufactures and markets the FC2 Female Condom® (FC2). Since FHC began distributing FC2 in 2007, it has been shipped to 144 countries. FHC owns certain worldwide rights to the FC2 Female Condom®, including patents that have been issued in a number of countries around the world. The patents cover the key aspects of FC2, including its overall design and manufacturing process. The FC2 Female Condom® is the only currently available female-controlled product approved by the FDA that offers dual protection against sexually transmitted infections, including HIV/AIDS, the Zika virus and unintended pregnancy. The World Health Organization (WHO) has cleared FC2 for purchase by U.N. agencies.

FHC Common Stock is listed on NASDAQ under the symbol “FHCO.” FHC’s fiscal year ends on September 30.

FHC was originally formed on February 4, 1971. FHC’s principal executive offices are located at 515 North State Street, Suite 2225, Chicago, Illinois 60654, its telephone number is (312) 595-9123 and its Internet website addresses include www.femalehealth.com and www.fhcinvestor.com. The information provided on or accessible through FHC’s Internet website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to its Internet website provided in this proxy statement.

Badger Acquisition Sub, Inc.

Badger Acquisition Sub, Inc., a wholly owned subsidiary of FHC, is a Delaware corporation that was formed on April 1, 2016 for the sole purpose of entering into the Merger Agreement and effecting the reincorporation of FHC in Delaware. Upon the terms and subject to the conditions of the Merger Agreement, FHC will be merged with and into FHC Delaware Merger Sub, with FHC Delaware Merger Sub surviving the Reincorporation Merger and being renamed as “Veru Healthcare Inc.”

FHC Delaware Merger Sub’s principal executive offices are located at 515 North State Street, Suite 2225, Chicago, Illinois 60654 and its telephone number is (312) 595-9123.

Blue Hen Acquisition, Inc.

Blue Hen Acquisition, Inc., a wholly owned subsidiary of FHC, is a Delaware corporation that was formed on March 31, 2016 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the APP Merger. Upon the terms and subject to the conditions of the Merger Agreement, APP Merger Sub will be merged with and into Aspen Park, with Aspen Park surviving the APP Merger as a wholly owned subsidiary of Veru.

APP Merger Sub’s principal executive offices are located at 515 North State Street, Suite 2225, Chicago, Illinois 60654 and its telephone number is (312)  595-9123.

Aspen Park Pharmaceuticals, Inc.

Aspen Park, a Delaware corporation, is a privately held therapeutics company focused on the development and commercialization of pharmaceutical and consumer health products for men’s and women’s health and oncology. For men, product and product candidates are in the areas of benign prostatic hyperplasia, male infertility, amelioration of side effects of hormonal prostate cancer therapies, gout, sexual dysfunction, and prostate cancer. Aspen Park is planning to launch in the United States the PREBOOST™OTC product for treating premature ejaculation in the fourth quarter of fiscal 2016. For women, product candidates are for advanced breast and ovarian cancers and for female sexual health. Aspen Park’s fiscal year ends on September 30.

Aspen Park raised a total of $2,075,000 from the sale of 166,000 shares of Series A Preferred Stock between November 2014 and March 2015 at a price of $12.50 per share, reflecting a pre-money valuation of Aspen Park of approximately $100 million. Aspen Park raised a total of $1,250,000 from the sale of 100,000 shares of Series A Preferred Stock in March 2016 at the price of $12.50 per share, reflecting the same pre-money valuation as its earlier Series A financing round.

Aspen Park was originally formed on June 9, 2014. Aspen Park’s principal business address is 944 Park Avenue, Suite 1C, New York, NY 10028, its telephone number is (901) 581-5872 and its Internet website address is www.aspenparkpharma.com. The information provided on or accessible through Aspen Park’s Internet website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to its Internet website provided in this proxy statement. Aspen Park should not be confused with Aspen Pharmacare Holdings Ltd., which is an unrelated company.

Aspen Park’s products and product candidates include:

For Men

•	Tamsulosin DRS, which is a novel powder-like formulation containing the active pharmaceutical ingredient in FLOMAX® (tamsulosin HCI) capsules, an alpha blocker agent, for men with BPH and difficulty swallowing tablets and capsules. The U.S. market for alpha blockers for BPH is estimated to be $4.5 billion annually per IMS. Tamsulosin DRS is a candidate for 505(b)(2) FDA regulatory pathway. Aspen Park plans to initiate a bioequivalence study for Tamsulosin DRS in late 2016 and to file an NDA in 2017.

•	MSS-722, which is being developed as the first FDA-approved oral agent for the treatment of idiopathic, or unexplained, male infertility. Aspen Park has applied for orphan drug status for MSS-722 and its application is pending. Orphan drug status, if granted by the FDA, would provide for seven years of market exclusivity. The U.S. market for idiopathic male infertility is estimated to be $700 million annually per IMS. MSS-722 is a candidate for the 505(b)(2) FDA regulatory pathway. MSS-722 is currently in the Phase 2 clinical stage.

•	APP-944, which is an oral drug being developed for the treatment of hot flashes in men caused by prostate cancer hormone therapies. The U.S. market for the treatment of hot flashes in men due to prostate cancer therapies is estimated to be $600 million annually per IMS. APP-944 is a candidate for the 505(b)(2) FDA regulatory pathway. APP-944 is currently in the Phase 2 clinical stage.

•	APP-111, which is a novel NCE being developed as a first-in-class oral chemotherapeutic agent that targets tubulin, a component of microtubules which is required for cell division, in men with advanced prostate cancer. The U.S. market for prostate cancer therapies is estimated to be $5 billion annually per Decision Resources Group and Allied Market Research. APP-111 is currently in the late preclinical stage.

•	APP-111/112, which are NCEs, oral drugs being developed initially for treatment of gout flares that have the potential to have a better safety profile than the currently used colchicine. The U.S. market for gout therapies is estimated to be $725 million annually per IMS. An additional potential future indication for these drugs would be for the treatment of Familial Mediterranean Fever, which we refer to as “FMF.” APP-111/112 are currently in the preclinical stage.

•	PREBOOST™, which are over the counter, or “OTC,” medicated individual wipes for treating premature ejaculation. The U.S. market for premature ejaculation is estimated to be $500 million annually per IMS. This product is FDA OTC drug monograph compliant. Aspen Park currently plans to launch this consumer health product in the fourth quarter of fiscal year 2016.

•	Sexual health vitamin and mineral supplement for men. This product is already formulated but not yet launched.

For Women

•	APP-111, which is an NCE being developed as a first-in-class oral tubulin targeting chemotherapy for women with advanced breast or ovarian cancer. APP-111 is currently in the late preclinical stage.

•	Female sexual health lubricating and warming gel with niacin to enhance sexual activity. This product is already formulated but FDA 510(k) approval is needed to launch.

•	Sexual health vitamin and mineral supplement for women. This product is already formulated but not yet launched.

Business Strategy

Aspen Park, as part of its overall business strategy, is developing its existing platform technologies and products through a combination of internal, collaborative and outsourced programs, which are designed to diversify the risks associated with traditional pharmaceutical development. Rather than engage in discovery research to identify suitable lead compounds (chemical structures suitable as starting points for optimization as drugs by the application of medicinal chemistry) for particular molecular targets, which typically involves time-consuming biological analysis, Aspen Park will instead seek to identify modifications of existing approved drugs for current or new indications or to in-license or acquire rights to promising lead compounds typically in late preclinical or clinical stages of development that have proven efficacy in animals or in humans.

Once Aspen Park identifies modifications of existing approved drugs for current or new indications or acquires a lead compound for a particular target, Aspen Park seeks to optimize its development as a new drug and ultimately bring the differentiated drug to market. Initially, Aspen Park will focus on the three low-cost, near-term and high-reward programs that are expected to qualify for an abbreviated 505(b)(2) NDA regulatory pathway: Tamsulosin DRS, MSS-722, and APP-944. The pathway was created by the Hatch-Waxman Amendments of 1984, with 505(b)(2) referring to a section of the FDCA. The provisions of 505(b)(2) were created, in part, to help avoid unnecessary duplication of studies already performed on a previously approved (“reference” or “listed”) drug. The section gives the FDA express permission to rely on data not developed by the NDA applicant. A 505(b)(2) NDA contains full safety and effectiveness reports, but allows at least some of the information required for NDA approval, such as safety and efficacy information on the active ingredient, to come from studies not conducted by or for the applicant. This can result in a much less expensive and faster route to approval, compared with a traditional regulatory development path, while creating new, differentiated products with potentially high commercial value.

Aspen Park also seeks to in-license or acquire fully-developed, FDA-approved products that have development potential and afford Aspen Park certain market protection against competitors, such as patent rights, marketing exclusivity or orphan drug designation. Aspen Park believes that the acquisition of fully-developed products in later stages of development is the most cost-effective and expedient method of developing a market presence and a near term revenue base.

The key elements of Aspen Park’s strategy are as follows:

•	Develop a portfolio of men’s and women’s health and oncology products. Aspen Park has developed or acquired development and marketing rights to a portfolio of men’s and women’s health and oncology products and intends to continue to acquire, in-license and develop new products that Aspen Park believes offer unique market opportunities and/or complement existing product lines. Aspen Park has adopted a four-tier strategy with respect to licensing or acquiring new products and technologies designed to diversify the risks inherent in traditional pharmaceutical development: (i) license or acquire fully-developed, FDA-approved products that have development potential and offer certain market protection against competitors, such as patent rights, marketing exclusivity or orphan drug designation; (ii) create differentiated products with potentially high commercial value by selecting a new indication for or modifying existing FDA-approved products; (iii) identify and acquire products and technologies in late preclinical or early clinical stages of development to minimize the time and expense of development; and (iv) develop or acquire OTC or consumer healthcare products related to men’s and women’s health.

•	Obtain regulatory approvals of products in North America, Europe and Asia. Assuming the successful completion of clinical trials, Aspen Park expects to file, or a partner will file on Aspen Park’s behalf, for regulatory approval Aspen Park’s pharmaceutical products in North America, Europe and Asia, including Tamsulosin DRS for the treatment of BPH, MSS-722 for the treatment of male infertility, APP-944 for the treatment of hot flashes in men on prostate cancer hormonal therapies, APP-111 for the treatment of metastatic prostate, breast and ovarian cancers and APP-111/112 for the prevention and treatment of gout and FMF.

•	Focus on products with significant potential commercial opportunities in men’s and women’s health and oncology markets. Aspen Park intends to continue its focus on developing drugs that Aspen Park believes have potential significant commercial opportunities in markets which includes prescription and OTC products. The core areas of interest include BPH, sexual dysfunction, prostate, breast and ovarian cancer therapies, amelioration of prostate cancer hormonal therapy side effects, male infertility, gout and FMF. Aspen Park believes that these areas of the pharmaceutical market are growth markets. Through continued specialization as a men’s and women’s health care and oncology company and by continuing to refine its capabilities in clinical research and development and marketing, Aspen Park believes it can develop a strong position in these markets.

•	Develop business and enhance research through strategic alliances. A key component of Aspen Park’s business strategy is to leverage the resources gained from each collaboration to expand its technology and operations base. In addition, Aspen Park believes collaborations with academic centers and small discovery innovative companies will supplement the scientific resources available to Aspen Park and broaden access to rapidly emerging drug discovery candidates.

•	Capitalize on expertise and reputation of our management team and scientific advisors. Aspen Park’s management has significant expertise and experience in men’s and women’s health, urology and oncology as well as drug development, marketing and sales which will enable Aspen Park to manage effectively the preclinical studies and clinical trials of drug candidates and product commercialization. In addition, Aspen Park intends to capitalize on the strong reputations of the members of its management and board of directors with academic institutions, hospitals, physicians, pharmacists and distributors to expand its customer base and to introduce new products.

Products

The following table summarizes the current status of Aspen Park’s product portfolio:

PRODUCT	DISEASE INDICATION	U.S. REGULATORY PATHWAY	DEVELOPMENT PHASE
Pharmaceuticals
Tamsulosin Delayed Release Sachet (DRS)	Benign prostatic hyperplasia	505(b)(2)	Bioequivalence study
MSS-722- Fixed ratio of clomiphene isomers	Male infertility	505(b)(2)	Phase 2
APP-944- Zuclomiphene	Hot flashes in men on prostate cancer hormonal therapies	505(b)(2)	Phase 2
APP-111- Oral tubulin targeting chemotherapy	Metastatic prostate, breast, and ovarian cancers	505(b)(1)	Preclinical
APP-111/112- Oral agent that targets colchicine binding site of tubulin	Gout and Familial Mediterranean Fever	505(b)(1)	Preclinical
Consumer Health Product
PREBOOST™ OTC benzocaine wipes	Premature ejaculation	FDA monograph compliant	Marketed

Pharmaceuticals

Tamsulosin DRS for the treatment of BPH

Scientific overview. Tamsulosin DRS is a new powder-like formulation containing the active pharmaceutical ingredient in FLOMAX® (tamsulosin HCI) capsules which is a commonly used medicine for the treatment of BPH, also known as enlargement of the prostate. FLOMAX® is indicated for the treatment of the signs and symptoms of BPH. Tamsulosin is a selective alpha1 adrenergic receptor blocking drug that is specific for the alpha1 adrenergic receptors located in the smooth muscle of the prostate and bladder neck. Symptoms associated with BPH occur because of increased smooth muscle tone of the prostate and bladder which leads to constriction of urinary flow, urinary retention, urinary infection, kidney damage and life threatening blood infection called urosepsis. Blocking these alpha1 adrenergic receptors relaxes the smooth muscles of the prostate and bladder neck resulting in the improvement of urinary flow rate and reduction in the symptoms of BPH. FLOMAX® capsules should not be crushed, chewed or opened as is stated in the FDA package insert, because it cannot be reliably absorbed into the bloodstream. As a consequence, men will have drug levels that will not treat their BPH and are placed at higher risk for postural hypotension (sudden drop in blood pressure upon standing that can lead to fainting). Tablets and capsules are problematic for 15% of men over the age of 60 who have difficulty swallowing tablets and capsules and the up to 60% of men in long term facilities who have difficulty swallowing tablets and capsules because of certain medical conditions, including degenerative neurological diseases like Parkinson’s or having suffered a stroke. Not being able to take alpha blocker drugs for BPH, like FLOMAX®, because of difficulty swallowing tablets and capsules may lead to the increased risk of acute urinary retention, urinary catheterization, urosepsis and death. Because Tamsulosin DRS is a new proprietary powder-like formulation containing the active pharmaceutical ingredient in FLOMAX®, it would provide a more convenient and reliable way to deliver therapeutic levels of tamsulosin to men who have difficulty swallowing tablets and capsules.

Development plan. This new formulation called Tamsulosin DRS contains the same tamsulosin active pharmaceutical ingredient that is found in FLOMAX® (tamsulosin HCI) capsules and, as such, would be expected to have the same efficacy and safety as FLOMAX®. This information can be referenced under a 505(b)(2) NDA submission for Tamsulosin DRS. Aspen Park plans to file an investigational new drug application, or “IND,” by the fourth quarter of fiscal year 2016 and believes that a single bioequivalence study in healthy volunteers would be required for the submission of a NDA. Aspen Park plans to initiate the bioequivalence study in late 2016 and to file the NDA in 2017.

Market. The initial marketing plan will target men in long term care facilities and men in the community that have difficulty swallowing tablets and capsules. Initially, a sales force is not required for this product as pharmacists and physicians have the ability to identify and to provide the appropriate formulation of tamsulosin for a patient who has BPH and difficulty swallowing tablets and capsules. Based on IMS data, FLOMAX® and generic tamsulosin sales from March 2014 to March 2015 were $3.48 billion in the U.S. The U.S. market for all alpha blockers for BPH is estimated to be $4.5 billion annually per IMS. Men in long term care or nursing homes have up to a 60% prevalence of swallowing difficulties and account for about 13% of total tamsulosin sales, whereas over 15% of men over 60 years of age in the general population have difficulty swallowing tablets and capsules.

MSS-722 for the treatment of male infertility

Scientific overview. Up to 10% of infertile men have an endocrine cause and 2% of infertile men have an adult onset form of idiopathic hypogonadotropic hypogonadism. Current FDA-approved treatments for this indication include HCG and FSH injections. There are no FDA-approved oral therapies for male infertility. CLOMID (clomiphene citrate) 50mg tablets are being used off-label as first line empiric therapy in 90% of idiopathic infertile men. CLOMID is FDA-approved for the treatment of ovulatory dysfunction in women desiring pregnancy. CLOMID is a mixture of two geometric isomers cis-clomiphene (zuclomiphene) and trans-clomiphene (enclomiphene) containing between 30-50% of the cis-clomiphene isomer. Trans-clomiphene has antiestrogenic activity, while the cis-clomiphene has estrogenic activity. In men, clomiphene has the ability interact with the hypothalamus and pituitary gland to cause the secretion of LH, and the higher levels of LH will stimulate Leydig cells in the testes to produce testosterone, to promote spermatogenesis, and to improve sperm count and quality.

Based on the scientific literature, clomiphene has demonstrated the ability to improve sperm quality and sperm counts in infertile men and result in higher pregnancy rates. Based on 39 published studies, clomiphene appears to be well tolerated in men with doses as high as 400 mg/day and up to three years of use. However, the efficacy results for an individual patient have been inconsistent from study to study for several reasons: the form of clomiphene used contains varying ratios of the trans- and cis-clomiphene isomers, different doses were given, various dosing schedules were followed and different patient populations were studied. Clomiphene has not been formally studied for regulatory approval for the indication of male infertility; therefore, there is no established dose or schedule for efficacy or safety in men. MSS-722 is a patented, proprietary daily oral tablet that has a specific fixed ratio of the combination of trans- and cis-clomiphene isomers.

Development plan. MSS-722 is being developed as the first FDA-approved oral agent for the treatment of male infertility. MSS-722 has fixed ratio of the combination of trans- and cis- clomiphene isomers. Aspen Park believes that using a fixed ratio approach will allow the determination of the correct dose and schedule for efficacy and safety for the treatment of male infertility. The patient population will be men who have hypogonadotropic hypogonadism and infertility. Aspen Park met with the FDA for a pre-IND meeting on May 28, 2015 where the FDA confirmed that MSS-722 qualifies for the 505(b)(2) regulatory pathway. The formulation, doses and dosing regimen for MSS-722 will differ from those of CLOMID. Despite the differences, the approval of MSS-722 will rely on nonclinical and clinical efficacy and safety information from the listed drug labeling and in the published literature. Aspen Park plans to file an IND and possibly initiate a Phase 2 clinical study in late 2016. Aspen Park has also filed with the FDA a request for orphan drug status on January 7, 2016. Orphan drug status, if granted by the FDA, will provide several regulatory benefits including seven years of market exclusivity.

Market. If approved, MSS-722 will be indicated as the first oral treatment for male infertility. Infertility affects 6.1 million couples in the United States representing 15% of all couples trying to conceive. Up to 50% of infertility is attributed to males who are subsequently found to have abnormal semen analysis, of which 50% of these men are diagnosed with idiopathic, or unexplained, infertility. Ninety percent of men with idiopathic male infertility are empirically treated with off-label use of CLOMID. MSS-722 may be effective in treating cases of male factor infertility that arise from idiopathic infertility, including those with hypogonadotropic hypogonadism. The current U.S. market size for idiopathic male infertility is estimated to be $700 million annually per IMS.

APP-944 for the treatment of hot flashes caused by prostate cancer hormonal therapies in men with advanced prostate cancer.

Scientific overview. Prostate cancer is the most common noncutaneous cancer diagnosed in men, with over 200,000 new cases in 2015. The estimated prevalence of prostate cancer is 2.35 million cases for which over one-third will have received androgen deprivation therapy. Hot flashes, also known as vasomotor symptoms, are the most common and distressing side effect of prostate cancer hormonal therapies. Hormone therapies include androgen deprivation, like LUPRON (leuprolide) or ZOLADEX (goserelin), as well as the newer agents approved to treat advanced prostate cancer such as ZYTIGA (abiraterone) and XTANDI (enzalutamide). Up to 80% of men on androgen deprivation therapy complain of hot flashes. Hot flashes are defined as intense heat sensation, flushing and profuse sweating and chills as well as anxiety and palpitations. Although episodes of hot flashes occur repeatedly and last a few minutes, some may last up to 20 minutes. Hot flashes associated with prostate cancer hormonal therapies tend to persist over time with the same frequency and intensity throughout therapy. Up to 50% of men continue to report hot flashes after five years on prostate cancer hormonal therapy. Patients on prostate cancer hormonal therapy report significant effects on daily functioning and quality of life. Hot flashes are the main reason for patients to be noncompliant with their prostate cancer hormonal therapy. As prostate cancer patients with advanced and metastatic disease are living longer because of more effective hormonal therapies, hot flashes have become an even bigger concern and impact on quality of life.

Hormonal and non-hormonal therapies have been used off-label to treat hot flashes in men on prostate cancer hormonal therapies. In general, hormonal agents especially estrogens are effective at treating hot flashes. However, estrogen treatment is complicated by lack of consistent dosing, dose dependent gynecomastia (breast enlargement), gynecodynia (painful breasts) and increase in thromboembolic events. Non-hormonal agents that have been used off-label include anti-seizure agents and antidepressants that have bothersome side effects. Moreover, non-hormonal agents tend to be less efficacious than hormonal therapies for the treatment of hot flashes. There are no FDA-approved therapies for hot flashes caused by prostate cancer hormonal therapy in men with advanced prostate cancer. APP-944 is cis-clomiphene (zuclomiphene). Zuclomiphene is a potent nonsteroidal estrogen receptor agonist. Clomiphene, which contains 30-50% zuclomiphene, appears to be well-tolerated in 39 published studies in over 2,200 men with doses as high as 400 mg/day and up to three years of use. Aspen Park believes that a nonsteroidal hormone therapy like APP-944 has the potential to be an effective and well-tolerated treatment for hot flashes caused by prostate cancer hormonal therapies in men with advanced prostate cancer.

Development plan. As APP-944, zuclomiphene, comprises 30-50% of CLOMID (clomiphene citrate) which is approved for the treatment of ovulatory dysfunction in women desiring pregnancy, Aspen Park believes that it will be able to reference on nonclinical and clinical safety information from both the listed drug labeling and the published literature under the 505(b)(2) regulatory pathway. Aspen Park plans to have a pre-IND meeting with the FDA in 2016, anticipates filing the IND in 2017 and plans to initiate a Phase 2 clinical study in 2017.

Market. Hot flashes are the most common side effect of prostate cancer hormone therapy occurring in up to 80% of men, with about 30% having moderate to severe hot flashes. Approximately 700,000 men annually in the United States are on androgen deprivation therapy, abiraterone or enzalutamide for advanced prostate cancer. There are currently no FDA-approved therapies for hot flashes associated with prostate cancer hormonal therapies. The annual U.S. market for the treatment of hot flashes in men on prostate cancer hormonal therapies is estimated to be $600 million per IMS.

APP-111 is a novel oral tubulin targeting chemotherapy for metastatic prostate cancer as well as for metastatic breast and ovarian cancers.

Scientific overview. In 2015, there were approximately 233,000 new cases of prostate cancer and about 25% will die from the disease. In the U.S., 5% of men with prostate cancer will have metastatic cancer and up to 30% of men with high-risk, localized prostate cancer will develop metastatic cancer following initial therapy. The median survival of patients with metastatic prostate cancer ranges from 3.2-4.5 years. For these men, the 1st line therapy is androgen deprivation therapy, or medical castration. Although most will initially respond, nearly all these patients will progress to metastatic castration resistant prostate and have a poor prognosis with an average survival of 1.5 years. New 2nd line hormonal agents, like XTANDI (enzalutamide) and ZYTIGA (abiraterone/prednisone) have resulted in an additional four to five months of average survival, but again, nearly all men on these agents will develop progressive metastatic prostate cancer.

Agents that target tubulin have been shown to be the most effective cytotoxic chemotherapy for the treatment of metastatic prostate cancer. Tubulin, a component of microtubules, is required for cancer cell replication and to shuttle the androgen receptor into the nucleus where the receptor stimulates genes for cancer cell proliferation. Docetaxel and cabazitaxel are examples of FDA-approved chemotherapy drugs that are given intravenously (IV) that target tubulin to treat metastatic prostate cancer. Although effective, the challenges for this class of chemotherapy agents, also known as taxanes, include that they must be given IV and that the cancer cells develop resistance to taxanes in a variety of ways: Cancer cells may (i) express multidrug resistance proteins which pump the taxane chemotherapy meant to kill the cancer cells, out of the cancer cells; (ii) develop tubulin mutations so taxanes are no longer able to bind to the mutated tubulin; and/or (iii) overexpress beta-tubulin so that there is plenty of tubulin present for cell replication even if some tubulin is bound by taxanes. There are also serious safety concerns with IV taxanes which include serious hypersensitivity reactions, myelosuppression and neurotoxicity such as peripheral neuropathy and muscle weakness.

Based on over 28 peer-reviewed scientific publications, APP-111 is a novel small molecule that is an NCE that has been optimized to be an orally dosed tubulin targeting chemotherapy agent. APP-111 binds to a different site from taxanes on tubulin called the “colchicine binding site.” APP-111 has high oral bioavailability; does not interact with multiple drug resistance proteins so it cannot be pumped out of the cancer cell; minimal drug to drug interactions especially not metabolized by CYP3A4 and has high activity against many tumor types including prostate, breast and ovarian cancers. Furthermore, it has activity against cancers that have become resistant to taxanes, vinca alkaloids and doxorubicin. In preclinical studies, APP-111 has less neurotoxicity and leucopenia compared to other tubulin targeting agents.

Development plan. Aspen Park initially plans to develop APP-111 as a 3rd line hormonal therapy after androgen deprivation (1st line) and enzalutamide or abiraterone (2nd line) have failed. Production of the active pharmaceutical ingredient and preclinical safety toxicology studies required for an IND are expected to be completed in early 2017 and Phase 1a and Phase 1b studies are planned for 2017. Phase 1 studies of APP-111 are planned in men who have metastatic prostate cancer that has progressed while taking androgen deprivation therapy and enzalutamide. After Phase 1s are completed, Aspen Park plans to not only conduct a Phase 2 of APP-111 in men as 3rd line hormonal therapy in 2018, but also to start Phase 1s for metastatic breast and ovarian cancers in 2018.

Market. In the U.S., there is a $5 billion annual market for 2nd line hormone therapies for prostate cancer and a $4.8 billion annual market for IV-given taxanes and vinca alkaloids (Docetaxel $1 billion and cabazitaxel $500 million in prostate cancer) per Decision Resources Group and Allied Market Research. Second line therapies like enzalutamide and abiraterone/prednisone have almost complete cross-resistance and should not be used in sequence for the treatment of metastatic prostate cancer. APP-111, as an oral tubulin targeting chemotherapy agent, could replace docetaxel and cabazitaxel. APP-111 could also be developed a 1st line therapy given with androgen deprivation in men have hormone sensitive, high volume prostate cancer where androgen deprivation therapy and docetaxel have been shown in several studies to increase survival in these men by 17-21 months. Another 1st line indication could be developed in men who have metastatic prostate cancer and a mutation of the androgen receptor known as AR-V7. Prostate cancer hormone therapies are not effective in men who have AR-V7 mutations. However, this type of cancer appears to respond to docetaxel and may be potentially treated by an oral tubulin chemotherapy like APP-111. APP-111 could also be developed as an oral dosing alternative for the treatment of metastatic breast and ovarian cancers as these tumors also respond to IV taxanes.

APP-111 and APP-112 for the treatment of gout and Familial Mediterranean Fever.

Scientific overview. Colchicine is FDA-approved for prophylaxis and treatment of gout flares in adults (0.6-1.2mg/day) and for FMF in adult and children four years and older (0.3-2.4mg/ day depending on age). Gout is a type of arthritis characterized by sudden, severe attacks of burning joint pain, usually the big toe, because of the deposition of uric acid crystals in the joint. The attacks can be recurrent and last a few days to many weeks until there is pain relief. Gout is a disease of high levels of uric acid in the blood and is ten times more common in men than women. Colchicine is effective to prevent and to treat acute attacks.

FMF is a hereditary inflammatory disorder caused by mutations in the MEFV gene that causes episodes of fever, pain and swelling in the abdomen (peritonitis), lungs (pleuritis), heart (pericarditis) and joints (arthritis) in adults and children. Signs and symptoms of FMF usually begin in childhood with attacks that last for weeks or months. Colchicine is considered the gold standard and the only drug recommended for treating FMF. Colchicine is used at low doses to prevent and treat these FMF patients chronically.

Colchicine has a narrow therapeutic index which means that the doses required to treat the disease and the occurrences of serious safety issues are close. Colchicine has common side effects such as abdominal cramping, nausea and diarrhea that have limited its use. More concerning, however, colchicine has “warning and precautions” in the label for drug-drug interactions and should not be taken in conjunction with other drugs that are P-gp or strong CYP3A4 inhibitors as this could lead to serious side effects and death. Examples of drugs and other items that could increase the concentration of colchicine in the blood into toxic ranges include certain antibiotics, antidepressants, lipid lowering drugs, tranquilizers, grapefruit juice and antihistamines.

APP-111, and its back up APP-112, are NCEs, small molecules that have high oral bioavailability, and like colchicine, bind to the “colchicine binding site” of tubulin. Unlike colchicine, there should not be drug-drug interactions, as APP-111 does not interact with P-gp or CYP3A4. This eliminates the possibility of serious and life-threatening side effects when given with other drugs that are P-gp or CYP3A4 inhibitors. APP-111/112 could be used as a potentially safer alternative to colchicine, which remains the mainstay of therapy for both prevention and treatment of gout and FMF.

Development plan. The Phase 1 APP-111 studies that are planned in 2017 in prostate cancer patients will provide the initial pharmacokinetics and safety information that can be used for dosing and safety considerations for filing the IND and conducting the Phase 2 studies for gout expected in 2018.

Market. According to nationally representative data (NHANES), gout is the most common form of inflammatory arthritis in men, with a prevalence of 5.9% in men (6.1 million) and in women the prevalence is 2% (2.2 million). The estimated U.S. annual market for gout therapies is $725 million per IMS. FMF affects primarily people of Mediterranean extraction, mostly Sephardic Jews, Armenians, Arabs and Turks. It is very common in the populations at risk with estimated carrier rates of 1/6 in Armenians, 1/7 in North African Jews and 1/13 in Iraqi Jews. FMF affects less than 200,000 patients in the U.S. population and could be eligible for orphan drug status.

Consumer Health Product

PREBOOST™ for the treatment of premature ejaculation

Scientific overview. Premature ejaculation is the most common sexual dysfunction and even more frequent than erectile dysfunction based on epidemiological studies. Premature ejaculation is a self-reported diagnosis. Men with premature ejaculation desire treatment; however, most are reluctant and unlikely to request treatment out of embarrassment. Discrepancies also exist between the man and his partner’s reports of the man’s ejaculatory behavior as women have been found to report premature ejaculation affecting their relationship more often than their male partner.

There are no FDA approved prescription products for premature ejaculation. Off-label use of antidepressants and PDE-5 inhibitors have been used with limited success because of inconsistent efficacy and unacceptable side effects. Psychological counseling and behavioral therapy are also used with mixed results. Of the consumer health products, only the topical anesthetics have efficacy and are administered as sprays and gels. The main drawbacks of these products are inconsistent dosing leading to too much anesthetic and transference of the anesthetics to partner. PREBOOST™ is compliant with the FDA monograph and is approved for sale in the United States. PREBOOST™ is the only individually packaged medicated wipe that contains a weak desensitizing agent (benzocaine 4.5%) in an alcohol vehicle. The advantages are: (i) convenient proprietary individually wrapped wipes so it is discreet and easier to carry; (ii) the correct dose is delivered each time; (iii) the medicine is applied topically and dries quickly which prevents the potential for transference to partner; and (iv) benzocaine at 4.5% is a weak anesthetic that only temporarily desensitizes, but does not completely numb the penis.

Development plan. PREBOOST™ is approved in the United States. Aspen Park is conducting a Phase 4, randomized, double blind placebo controlled study to evaluate the efficacy, safety, and tolerability of PREBOOST™ in approximately 50 subjects with premature ejaculation to further strengthen the clinical information by publishing in peer reviewed urology scientific literature.

Market. Aspen Park plans to launch PREBOOST™ in the United States in fourth quarter of fiscal year 2016. Premature ejaculation is the most prevalent sexual disorder affecting one in four men and is more common than erectile dysfunction. The estimated prevalence is 50 million men in United States and 60 million men in Europe. There are no approved drugs for premature ejaculation and the OTC agents currently available are not optimal or effective. Total worldwide market for premature ejaculation drugs and consumer health care products is estimated to be greater than $500 million. Aspen Park plans to use Amazon.com as the distribution and fulfillment center for PREBOOST™. Aspen Park plans to increase sales by having a sampling program targeting urologists, seeking co-promotion opportunities with a marketing partner, introducing the product through additional internet outlets including Walmart, CVS, Walgreens and other OTC distribution outlets, optimizing its internet ecommerce capabilities and digital marketing via www.preboost.com and out-licensing opportunities outside the United States.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ASPEN PARK

You should read the following discussion and analysis of Aspen Park’s financial condition and results of operations with Aspen Park’s audited and unaudited financial statements and related notes thereto included elsewhere in this proxy statement. This discussion and analysis of financial condition and results of operations contains certain forward-looking statements, which are subject to risks, uncertainties and contingencies, which could cause Aspen Park’s actual business, results of operations or financial condition to differ materially from those expressed in, or implied by, those statements. References in this discussion and analysis of Aspen Park’s financial condition and results of operations to “we,” “us” and “our” refer to Aspen Park. References in this section to fiscal years are to years ended September 30.

The discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to investments, intangible assets, income taxes, contingencies and litigation. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Overview

Aspen Park was incorporated on June 9, 2014 in the State of Delaware. Aspen Park is a privately held therapeutics company focused on the development and commercialization of pharmaceutical and consumer health products for men’s and women’s health and oncology. For men, product and product candidates are in the areas of benign prostatic hyperplasia, male infertility, amelioration of side effects of hormonal prostate cancer therapies, gout, sexual dysfunction, and prostate cancer. For women, product candidates are for advanced breast and ovarian cancer and for female sexual health. Our business is primarily focused on the development of multiple early and late stage clinical products and includes one product, PREBOOST™ for treatment of premature ejaculation, which we commenced sales in the middle of fiscal 2015, but which we are planning to launch in the United States in the fourth quarter of fiscal 2016.

Further, Aspen Park’s future operations are dependent on, among other factors, retaining the services of future employees and consultants, the success of our clinical development, manufacturing and marketing activities and, ultimately, regulatory and market acceptance of our current and future products.

Recent Activity

On November 24, 2014, Aspen Park authorized the issuance of shares of the Series A Preferred Stock, which is convertible into common stock in certain scenarios and accrues dividends at 6% payable when declared. We raised a total of $2,075,000 from the sale of 166,000 shares of Series A Preferred Stock between November 2014 and March 2015, as well as a total of $1,250,000 from the sale of 100,000 shares of Series A Preferred Stock in March 2016.

Also on November 24, 2014, Aspen Park issued a note payable in the amount of $1,250,000 to Millennium Sciences, Inc., and assumed $769,293 in accrued legal fees, as consideration for the assignment of rights to in-process research and development in the form of patent properties associated with PREBOOST. On March 22, 2016, Millennium Sciences, Inc. agreed to cancel such note to reflect a reduction in the purchase price for such rights. Both the principal balance of $1,250,000 and all accrued interest of $82,920 were canceled.

On July 23, 2015, we filed for a patent under the Patent Cooperation Treaty for APP-944, a potent nonsteroidal estrogen receptor agonist which has the potential to treat hot flashes caused by prostate cancer hormonal therapies in men with advanced prostate cancer. Aspen Park plans to begin the clinical development process by scheduling a pre-IND meeting with the FDA in 2016 and plans to initiate a Phase 2 clinical study in 2017.

In February 2015, we filed for a patent in the United States on MSS-722, a proprietary oral daily form of clomiphene being developed as the first FDA-approved oral agent for the treatment of male infertility. MSS-722 contains a proprietary specific fixed combination of trans- and cis-clomiphene isomers which will allow the determination of the correct dose and schedule for efficacy and safety in the treatment of male infertility. Aspen Park filed with the FDA a request for orphan drug status on January 7, 2016 and plans to initiate a Phase 2 clinical study in late 2016.

Both APP-944 and MSS-722 are comprised of compounds already used in existing FDA-approved drugs. As such, we plan to rely on the nonclinical and clinical safety information from those FDA-approved drugs through the use of FDA Section 505(b)(2), one of three new drug application pathways, which permits the filing of a new drug application when at least some of the information required for approval comes from studies not conducted by or for the applicant. The Section 505(b)(2) pathway is expected to allow Aspen Park to begin with Phase 2 clinical studies of APP-944 and MSS-722, as opposed to the typically longer and costlier pathway associated with gaining FDA approval of an NCE through a full new drug application.

In April 2015, we licensed APP-111 from Ohio State Innovation Foundation. APP-111 is a novel oral tubulin targeting chemotherapy for metastatic prostate cancer as well as metastatic breast and ovarian cancers. In contrast to APP-944 and MSS-722, APP-111 is an NCE which will require a full new drug application. Production of the active pharmaceutical ingredient and preclinical safety toxicology studies should be completed in early 2017 and Phase 1a and Phase 1b studies are planned for 2017.

On April 1, 2016, Aspen Park completed the purchase of a product and related intellectual property for an orally administered new powder-like formulation containing tamsulosin for the treatment of benign prostatic hyperplasia which we intend to develop into a viable product. Under the terms of the agreement, we paid $250,000 upon contract execution and will pay a total of $4,750,000 upon the achievement of certain milestones and additional installments totaling $10,000,000 payable over three years commencing on the first anniversary following the approval of the product by the FDA. As required by the purchase agreement, we simultaneously entered into an agreement with another third-party for services related to the development of the product. The terms of the product development services include fees totaling $2,325,000 payable in installments due upon the achievement of various milestones over an estimated two-year development timeline.

Critical Accounting Policies

While our significant accounting policies are more fully described in Note 2 to our audited financial statements as of and for the year ended September 30, 2015 and for the period from June 9, 2014 (inception) to September 30, 2014 beginning on page F-1 of this proxy statement, we believe that the following accounting policies are the most critical for one to fully understand and evaluate our financial condition and results of operations.

Research and Development. Aspen Park is engaged in research and development work. Research and development costs are charged to expense as incurred. Aspen Park records expense for in-process research and development projects acquired as asset acquisitions which have not reached technological feasibility and which have no alternative future use.

Inventory. Inventories are valued at the lower of cost or market. The cost is determined using the first-in, first-out (FIFO) method. Inventories are also written down for management’s estimates of product which will not sell prior to its expiration date. Write-downs of inventories establish a new cost basis which is not increased for future increases in the market value of inventories or changes in estimated obsolescence. Inventory consisted of finished goods of $22,134 and $0 as of September 30, 2015, and 2014, respectively.

Recently Adopted Accounting Pronouncements. Development Stage Entities (Topic 915)—On June 10, 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation.” The standard eliminated the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders’ equity. The amendments in ASU 2014-10 are effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted. Aspen Park has elected early application of this standard.

Results of Operations

SIX MONTHS ENDED MARCH 31, 2016 COMPARED TO THE SIX MONTHS ENDED MARCH 31, 2015

Revenues. Aspen Park’s revenues are derived from the sales of PREBOOST via direct-to-consumer retail sales channels, which commenced in September of 2015. The formal launch of the product is scheduled for the fourth quarter of fiscal 2016. We recognized net revenue of $7,797 and gross profit of $5,057 during the six months ended March 31, 2016, with no comparable sales for the six months ended March 31, 2015.

Research and Development Expenses. Research and development expenses were $334,271 for the six months ended March 31, 2016 compared to $283,864 for the six months ended March 31, 2015. This increase was primarily due to costs associated with the patent maintenance costs of APP-111, with no comparable costs in the 2015 period.

General and Administrative Expenses. General and administrative expenses were $446,442 for the six months ended March 31, 2016 compared to $250,369 for the six months ended March 31, 2015. General and administrative expenses increased primarily due to legal and financial consulting costs associated with a proposed transaction.

Interest Expense. Interest expense was $29,812 for the six months ended March 31, 2016 compared to $21,860 for the six months ended March 31, 2015. The increase was primarily due to the note payable being outstanding for a longer period of time since it was originated in November 2014.

FISCAL YEAR ENDED SEPTEMBER 30, 2015 COMPARED TO THE PERIOD FROM JUNE 9, 2014 (INCEPTION) TO SEPTEMBER 30, 2014

Revenues. Aspen Park’s revenues are derived from the sales of PREBOOST via direct-to-consumer retail sales channels, which commenced in September of 2015. The formal launch of the product is scheduled for the fourth quarter of fiscal 2016. We recognized net revenue of $16,683 and gross profit of $10,621 during fiscal 2015, with no comparable sales for the period from June 9, 2014 (inception) to September 30, 2014.

Research and Development Expenses. Research and development expenses were $585,214 in fiscal 2015 compared to $6,676 for the period from June 9, 2014 (inception) to September 30, 2014. This increase was primarily due to fees associated with patent litigation and the commencement of preclinical development activities for APP-944, with no comparable expenses in the prior year since the patents driving the costs were not acquired or developed until after November 2014.

General and Administrative Expenses. General and administrative expenses were $600,256 in fiscal 2015 compared to $37,600 for the period from June 9, 2014 (inception) to September 30, 2014. General and administrative expenses increased primarily due to general corporate and administration costs, and costs associated with the setup of manufacturing, logistics and websites in preparation for the launch of PREBOOST.

Interest Expense. Interest expense was $53,108 in fiscal 2015 compared to $0 for the period from June 9, 2014 (inception) to September 30, 2014. The increase was due to the $1,250,000 note issued on November 24, 2014 in consideration for assignment to us of certain patent properties.

Liquidity and Capital Resources

As a result of our significant research and development expenditures and the lack of products to generate significant product sales revenue, Aspen Park has not been profitable and has generated operating losses since its inception. From inception through March 31, 2016, Aspen Park has funded its operations primarily with proceeds equal to $4,000 from the sale of common stock to its founders and $3,325,000 from the sale of Series A Preferred Stock.

Aspen Park’s operations used cash of $320,789 during the six months ended March 31, 2016, which included a positive impact of changes in operating assets and liabilities of $477,372, compared with using cash of $264,808 for the six months ended March 31, 2015, which included a positive impact of changes in operating assets and liabilities of $291,285.

Aspen Park’s operations used cash of $740,430 in fiscal 2015, which included a positive impact of changes in operating assets and liabilities of $484,496, compared with using cash of $0 for the period from June 9, 2014 (inception) to September 30, 2014, which included a positive impact of changes in operating assets and liabilities of $44,276.

Future Capital Requirements

We expect to incur losses from operations for the foreseeable future. We expect to incur increasing research and development expenses, including expenses related to the hiring of personnel and additional clinical trials. We expect that general and administrative expenses will also increase as we expand our finance and administrative staff, and add infrastructure. Our future capital requirements will depend on a number of factors, including the continued progress of research and development of product candidates, the timing and outcome of clinical trials and regulatory approvals, the costs involved in preparing, filing, prosecuting, maintaining, defending and enforcing patent claims and other intellectual property rights, the acquisition of licenses to new products or compounds, the status of competitive products, the availability of financing and our success in developing markets for our product candidates.

We do not anticipate that we will generate significant product revenues and profits which will be adequate to fund our additional product candidates. To the extent that our capital resources are insufficient to meet our future capital requirements, we will need to finance our future cash needs through equity offerings, debt financings or corporate collaboration and licensing arrangements. We currently have no commitments for future external funding other than as described above. We may need to raise additional funds more quickly if one or more of our assumptions prove to be incorrect or if we choose to expand our product development efforts more rapidly than we presently anticipate, and we may decide to raise additional funds even before we need them if the conditions for raising capital are favorable.

We may seek to sell additional equity or debt securities or obtain a bank credit facility. The sale of additional equity or debt securities may result in dilution to our stockholders. The incurrence of indebtedness would result in increased fixed obligations and could also result in covenants that would restrict our operations. Additional equity or debt financing, grants or corporate collaboration and licensing arrangements may not be available on acceptable terms, if at all. If adequate funds are not available, we may be required to delay, reduce the scope of or eliminate our research and development programs, reduce our planned commercialization efforts or obtain funds through arrangements with collaborators or others that may require us to relinquish rights to certain product candidates that we might otherwise seek to develop or commercialize independently.

Contractual Obligations

The following table includes information relating to our contractual obligations as of September 30, 2015 in future fiscal years:

Contracual obligations	Total	2016	2017	2018	2019	2020	Thereafter
Note payable	$1,250,000	$—	$—	$—	$—	$—	$1,250,000
Interest on note payable	1,250,000	125,000	125,000	125,000	125,000	125,000	625,000
Leases	—	—	—	—	—	—	—
Purchase obligations	—	—	—	—	—	—	—

Total	$2,500,000	$125,000	$125,000	$125,000	$125,000	$125,000	$1,875,000

Both the note payable and interest on note payable included in the preceding table were canceled on March 22, 2016 by Millennium Sciences, Inc. with no payments having been made prior to the cancelation.

The preceding table does not include information where the amounts of the obligations are not currently determinable, including the following:

•	Contractual obligations in connection with clinical trials, which span over several months, and that depend on patient enrollment. The total amount of expenditures is dependent, among other variable factors, on the actual number of patients enrolled and as such, the contracts do not specify the maximum amount we may owe.

•	Product license agreements whereby payments and amounts are determined by applying a royalty rate on uncapped future sales.

•	Contingent consideration that includes payments upon achievement of certain milestones including meeting development milestones such as the completion of successful clinical trials which are anticipated to be paid within the few years and that may aggregate up to $150,000.

Off-Balance Sheet Arrangements

We had no off-balance sheet arrangements as of March 31, 2016 or 2015 or September 30, 2015 or 2014.

MANAGEMENT FOLLOWING THE MERGERS

After the Mergers, Aspen Park will be a wholly owned subsidiary of Veru. It is anticipated that, following the Mergers, the Veru Board will consist of nine directors. These will include three directors designated by FHC, three directors designated by Aspen Park and three directors mutually designated by FHC and Aspen Park. Mitchell S. Steiner, M.D., the current President, Chief Executive Officer and Vice Chairman of Aspen Park, will become the President and Chief Executive Officer of Veru and Daniel Haines, the current Chief Financial Officer of Aspen Park, will become the Chief Financial Officer of Veru.

INTERESTS OF CERTAIN PERSONS IN THE MERGERS

In considering the recommendation of the FHC Board to vote “FOR” the Proposals, FHC’s stockholders should be aware that certain members of the FHC Board and certain executive officers of FHC have interests in the Mergers that may be in addition to, or different from, their interests as FHC’s stockholders. These interests may create the appearance of a conflict of interest. The FHC Board was aware of these potential conflicts of interest during its deliberations on the merits of the Mergers and in making its decisions in approving the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement. Please see the section entitled “The Mergers—Interests of FHC’s Directors and Executive Officers in the Mergers” beginning on page 77 of this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of FHC Common Stock as of May 10, 2016, the latest practicable date prior to the date of this proxy statement, with respect to (1) each person known to FHC to own beneficially more than 5% of FHC Common Stock, (2) each named executive officer, as that term is defined in Item 402(a)(3) of SEC Regulation S-K, and each director and director nominee, and (3) all directors, nominees and named executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of FHC Common Stock subject to options that are either currently exercisable or exercisable within 60 days of May 10, 2016 are treated as outstanding and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table lists applicable percentage ownership based on 29,052,667 shares of FHC Common Stock outstanding as of May 10, 2016.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number	Percent
Richard E. Wenninger (2)	2,046,565	7.0%
Stephen M. Dearholt (3)	2,555,319	8.9%
O.B. Parrish (4)	1,038,350	3.6%
Karen King (5)	19,500	*
William R. Gargiulo, Jr. (6)	102,000	*
David R. Bethune (7)	249,015	*
Andrew S. Love (8)	678,711	2.3%
Mary Margaret Frank, Ph.D. (9)	105,344	*
Sharon Meckes	—	*
Donna Felch (10)	114,382	*
Michele Greco (11)	63,845	*
Susan Ostrowski (12)	35,178	*
Martin Tayler (13)	20,511	*
All directors, nominees and named executive officers, as a group (8 persons) (4)(6)(7)(8)(9)(10)(11)(13)	2,372,158	8.2%

*	Less than 1 percent.
(1)	Unless otherwise indicated, the address of each beneficial owner is 515 North State Street, Suite 2225, Chicago, IL 60654 and the address of Dr. Frank is P.O. Box 6550, Charlottesville, VA 22906.
(2)	Consists of (a) 3,345 shares of FHC Common Stock owned directly by Mr. Wenninger, (b) 56,348 shares of FHC Common Stock held by Mr. Wenninger’s spouse (Mr. Wenninger disclaims beneficial ownership of the shares held by his spouse), (c) 1,676,872 shares of FHC Common Stock held by a trust of which Mr. Wenninger is trustee and a beneficiary, (d) 250,000 shares of FHC Common Stock held by a charitable remainder trust of which Mr. Wenninger is a trustee and Mr. Wenninger and his spouse are beneficiaries (Mr. Wenninger disclaims beneficial ownership except to the extent of his pecuniary interest therein), and (e) 60,000 shares of FHC Common Stock subject to stock options. The address of Mr. Wenninger is 14000 Gypsum Creek Road, Gypsum, CO 81637. The beneficial ownership information for Mr. Wenninger is based on the most recent information provided to FHC as of Mr. Wenninger’s retirement from the FHC Board on March 19, 2015.
(3)

Includes 1,968,169 shares of FHC Common Stock owned directly by Mr. Dearholt. Also includes 127,150 shares of FHC Common Stock held in a self-directed IRA, and 400,000 shares of FHC Common Stock held by the John W. Dearholt Trust of which Mr. Dearholt is a co-trustee with a sibling. Mr. Dearholt shares the power to vote and dispose of 400,000 shares of FHC Common Stock held by the John W. Dearholt Trust. Mr. Dearholt has sole power to vote and dispose of the remaining shares of FHC Common Stock. Also includes 60,000 shares of FHC Common Stock subject to stock options. The address of Mr. Dearholt is 36365 Trail Ridge Road, Steamboat Springs, CO 80488. The beneficial ownership information for Mr. Dearholt is based on the most recent information provided to FHC as of Mr. Dearholt’s retirement from the FHC Board on March 19, 2015.
(4)	Includes 233,501 shares owned by Phoenix of Illinois. Under the rules of the SEC, Mr. Parrish may be deemed to have voting and dispositive power as to such shares since Mr. Parrish is an officer, director and the majority stockholder of Phoenix of Illinois. Also includes 804,849 shares of FHC Common Stock owned directly by Mr. Parrish.
(5)	Consists of 19,500 shares of FHC Common Stock owned directly by Ms. King. The beneficial ownership information for Ms. King is based on the most recent information provided to FHC as of the time of Ms. King’s resignation from her position as Chief Executive Officer and President as of July 10, 2015.
(6)	Consists of 102,000 shares of FHC Common Stock owned directly by Mr. Gargiulo.
(7)	Consists of 249,015 shares of FHC Common Stock owned directly by Mr. Bethune.
(8)	Consists of (a) 64,926 shares of FHC Common Stock owned directly by Mr. Love, (b) 30,000 shares of FHC Common Stock held by Mr. Love’s spouse (Mr. Love disclaims beneficial ownership of the shares held by his spouse), (c) 418,517 shares of FHC Common Stock owned by Hallmark Investment Corporation (under the rules of the SEC, Mr. Love may be deemed to have voting and dispositive power as to such shares since Mr. Love is an officer, director and the majority stockholder of Hallmark Investment Corporation), (d) 30,000 shares of FHC Common Stock held in a self-directed IRA, (e) 33,334 shares of FHC Common Stock held by a profit sharing plan of which Mr. Love is a beneficiary, (f) 47,600 shares of FHC Common Stock held by a family partnership (under the rules of the SEC, Mr. Love may be deemed to have voting and dispositive power as to such shares since Mr. Love is the sole managing partner of the family partnership), (g) 34,344 shares of FHC Common Stock held by a family limited liability company (under the rules of the SEC, Mr. Love may be deemed to have voting and dispositive power as to such shares since Mr. Love is the sole manager of the family limited liability company), and (h) 20,000 shares of FHC Common Stock held by a charitable trust of which Mr. Love is the sole trustee.
(9)	Consists of 45,344 shares of FHC Common Stock owned directly by Dr. Frank and 60,000 shares of FHC Common Stock subject to stock options held by Dr. Frank.
(10)	Consists of 114,382 shares of FHC Common Stock owned directly by Ms. Felch.
(11)	Consists of 63,845 shares of FHC Common Stock owned directly by Ms. Greco.
(12)	Consists of 35,178 shares of FHC Common Stock owned directly by Ms. Ostrowski. The beneficial ownership information for Ms. Ostrowski is based on the most recent information provided to FHC as of the time of Ms. Ostrowski’s termination from her position as Executive Vice President of Sales and Marketing as of February 6, 2016.
(13)	Consists of 20,511 shares of FHC Common Stock owned directly by Mr. Tayler.

The above beneficial ownership information is based on information furnished by the specified person and is determined in accordance with Rule 13d-3 under the Exchange Act as required for purposes of this proxy statement. This information should not be construed as an admission of beneficial ownership for other purposes.

DESCRIPTION OF VERU CAPITAL STOCK

The following description of Veru’s capital stock and provisions of the Veru Certificate of Incorporation and Veru Bylaws are summaries. You should also refer to the Veru Certificate of Incorporation and Veru Bylaws, copies of which are attached as Annex E and Annex F, respectively, to this proxy statement and are incorporated by reference into this proxy statement.

Authorized Capital Stock

The Veru Certificate of Incorporation authorizes it to issue up to 200,000,000 shares of capital stock, divided into 160,000,000 shares, par value $0.01 per share, of common stock and 40,000,000 shares, par value $0.01 per share, of preferred stock, all of which shares of preferred stock are undesignated. The Veru Board may establish the rights and preferences of the preferred stock from time to time.

Common Stock

The holders of the Veru Common Stock are entitled to the following rights:

Voting Rights

Each holder of Veru Common Stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders on which the holders of the Veru Common Stock are entitled to vote. At all meetings of stockholders for the election of directors at which a quorum is present a plurality of the votes cast will be sufficient to elect. All other elections, questions or matters presented to the stockholders at a meeting at which a quorum is present will, unless otherwise provided by the Veru Certificate of Incorporation, the Veru Bylaws, the rules or regulations of any stock exchange applicable to Veru, or applicable law or pursuant to any regulation applicable to Veru or its securities, be decided by the affirmative vote of the holders of a majority of the votes cast with respect to such election, question or matter. Veru’s stockholders do not have cumulative voting rights.

Dividend Rights

Subject to preferences that may be applicable to any then-outstanding preferred stock, dividends may be declared and paid on the Veru Common Stock at such times and in such amounts as the Veru Board determines in its discretion.

Liquidation Rights

In the event of Veru’s liquidation, dissolution or winding up, holders of Veru Common Stock will be entitled to share ratably in the assets of Veru available for distribution, subject to the preferences that may be applicable to any then-outstanding preferred stock.

Other Rights

Holders of Veru Common Stock have no preemptive, conversion or subscription rights and there are no redemption or sinking fund provisions applicable to the Veru Common Stock. The rights, preferences and privileges of the holders of Veru Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that Veru may designate in the future.

Preferred Stock

The Veru Board has the authority, without further action by its stockholders, to issue up to 40,000,000 shares of preferred stock in one or more series and to fix from time to time the number of shares to be included in each such series and the designation of such series, and to fix the powers, preferences and relative rights, qualifications, limitations or restrictions of the shares of such series. The Veru Board may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of Veru Common Stock. The purpose of authorizing the Veru Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of Veru and may adversely affect the market price of Veru Common Stock and the voting and other rights of the holders of Veru Common Stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of Veru Common Stock until the Veru Board determines the specific rights attached to that preferred stock.

Anti-Takeover Effects of the Veru Certificate of Incorporation and Veru Bylaws

The Veru Certificate of Incorporation and Veru Bylaws will contain provisions that may delay, defer or discourage another party from acquiring control of Veru. We expect that these provisions, which are summarized below, will discourage coercive takeover practices or inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of Veru to first negotiate with the Veru Board, which we believe may result in an improvement of the terms of any such acquisition in favor of our stockholders. However, they also give the Veru Board the power to discourage acquisitions that some stockholders may favor.

Advance Notice Requirements

Veru’s Bylaws will establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders. Veru’s Bylaws will provide that any stockholder wishing to nominate persons for election as directors at, or bring other business before, an annual meeting must deliver to Veru’s secretary a written notice of the stockholder’s intention to do so. To be timely, the stockholder’s notice must be delivered to or mailed and received by Veru not later than the 60th day nor earlier than the 90th day prior to the anniversary date of the preceding annual meeting, except that if the annual meeting is not within 30 days before or 70 days after the date contemplated at the time of the previous year’s proxy statement, we must receive the notice not earlier than the 60th day prior to such annual meeting or the tenth day following the public announcement of the date of the meeting. The notice must include the information specified in the Veru Bylaws. These provisions may preclude stockholders from bringing matters before an annual or special meeting of stockholders or from making nominations for directors at an annual or special meeting of stockholders.

Authorized but Unissued Shares

The authorized but unissued shares of Veru Common Stock and preferred stock will be available for future issuance without any further vote or action by stockholders. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock and preferred stock could render more difficult or discourage an attempt to obtain control over us by means of a proxy contest, tender offer, merger or otherwise.

Delaware Anti-Takeover Statute

The provisions of Section 203 of the DGCL will apply to Veru after the Reincorporation Merger. Section 203 of the DGCL relates to business combinations with interested stockholders, and prohibits a publicly held Delaware corporation from engaging in a business combination transaction with an interested stockholder (a stockholder who owns more than 15% of Veru Common Stock) for a period of three years after the interested stockholder became such unless the transaction fits within an applicable exemption, such as board approval of the business combination or the transaction that resulted in such stockholder becoming an interested stockholder. These provisions would apply even if the business combination could be considered beneficial by some stockholders.

COMPARISON OF STOCKHOLDER RIGHTS BEFORE AND AFTER

THE REINCORPORATION MERGER

As discussed in the section entitled “The Proposals—Proposal No. 1: Approval of the Mergers” beginning on page 49 of this proxy statement, the FHC Board believes that reincorporation in Delaware is beneficial to FHC because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including Wisconsin corporate law. The FHC Board also believes that potential investors and other parties that may enter into contracts with FHC are more familiar with Delaware corporate law. As a result, a reincorporation in Delaware may facilitate future transactions by FHC with third parties.

The rights of FHC stockholders are currently governed by the WBCL and FHC’s Articles of Incorporation and Bylaws. After the Reincorporation Merger, the rights of FHC’s former stockholders and Aspen Park’s former stockholders will be governed by the DGCL, the Veru Certificate of Incorporation and the Veru Bylaws. The following discussion summarizes the material differences between the rights of FHC stockholders and the rights of Veru stockholders. You should read the Veru Certificate of Incorporation and Veru Bylaws carefully and in their entirety and also the section entitled “Description of Veru Capital Stock” beginning on page 134 of this proxy statement.

Authorized Capital Stock
FHC	Veru
FHC is authorized to issue a total of 43,515,000 shares of capital stock consisting of 38,500,000 shares of common stock, $0.01 par value per share, and 5,015,000 shares of preferred stock, consisting of 5,000,000 shares designated as Class A Preferred Stock, par value $0.01 per share, and 15,000 shares designated as Class B Preferred Stock, par value $0.01 per share.	Veru is authorized to issue a total of 200,000,000 shares of capital stock consisting of 160,000,000 shares of common stock, $0.01 par value per share, and 40,000,000 shares of preferred stock, par value $0.01 per share.

Stockholder Vote Required For Mergers and Sales
FHC	Veru
The WBCL generally requires that a merger or share exchange or sale, lease, exchange or other disposition of all or substantially all of a corporation’s property and assets be approved by the directors and by the stockholders. Under the WBCL, for a corporation like FHC that was organized before January 1, 1973, except to the extent such corporation’s articles of incorporation are amended to provide different voting requirements, stockholders holding two-thirds of the shares entitled to vote are required to approve a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of such corporation’s property. This two-thirds voting requirement applies to FHC since its Articles of Incorporation do not alter this voting requirement. Approval of a merger by the stockholders of the surviving corporation is not required if: (i) the articles of incorporation of the surviving corporation will not differ, except for limited changes; (ii) the number of shares and the rights and preferences of the shares held by the surviving corporation’s stockholders prior to the merger will not change immediately after the merger; and (iii) the number of voting shares of the	The DGCL generally requires that a merger or consolidation or sale, lease or exchange of all or substantially all of a corporation’s property and assets be approved by the directors and by the holders of a majority of the outstanding stock entitled to vote thereon. Under the DGCL, a surviving corporation need not obtain stockholder approval for a merger if: (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation, (ii) each share of the surviving corporation’s stock outstanding prior to the merger remains outstanding in identical form after the merger; or (iii) either no shares of common stock of the surviving corporation are to be issued or delivered in the merger, or, if common stock will be issued or delivered, it will not increase the number of shares of common stock outstanding prior to the merger by more than 20%.

Stockholder Vote Required For Mergers and Sales
FHC	Veru
surviving corporation outstanding immediately after the merger plus the number of voting shares issuable as a result of the merger will not be greater than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger.

Stockholder Vote – Exceptions for Preferred Stock
FHC	Veru
FHC’s Articles of Incorporation provide that each holder of record of FHC Common Stock has one vote for each share of FHC Common Stock held of record by such holder on all matters on which stockholders are entitled to vote generally.	The Veru Certificate of Incorporation provides that each holder of record of Veru Common Stock has one vote for each share of Veru Common Stock, but provides that holders of Veru Common Stock are not entitled to vote on any amendment to the Veru Certificate of Incorporation (including any certificate of designation relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote on such amendment.

Action by Stockholders Without a Meeting
FHC	Veru
Under the WBCL, any action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting: (i) without action by the board of directors, by all stockholders entitled to vote on the action; or (ii) if the articles of incorporation so provide, by stockholders who would be entitled to vote at a meeting those shares with voting power to cast not less than the minimum number or, in the case of voting by voting groups, numbers of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted. FHC’s Bylaws provide that any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the stockholders entitled to vote with respect to the subject matter thereof. FHC’s Articles of Incorporation are silent as to stockholder action without a meeting.	Unless prohibited by the certificate of incorporation, the DGCL provides that stockholders may take action by written consent in lieu of a stockholders meeting if signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Veru Certificate of Incorporation and Veru Bylaws provide that any action required or permitted to be taken at any annual or special meeting of the stockholders of Veru may be taken without a meeting and without prior notice of a meeting if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Submission of Stockholder Proposals
FHC	Veru
FHC’s Bylaws provide that if a stockholder wishes to bring business before an annual meeting, the stockholder must give timely written notice to the secretary of FHC. To be timely, a stockholder’s notice must be delivered to the principal executive offices of	Veru’s Bylaws provide that if a stockholder wishes to bring business before an annual meeting, the stockholder must give timely written notice to the secretary of Veru. To be timely, the notice must be delivered, to the principal executive offices of Veru

Submission of Stockholder Proposals
FHC	Veru
FHC not later than the 90th day nor earlier than the 120th day prior to the anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the immediately preceding year or the annual meeting is called for a date that is not within 30 days before or after the anniversary date of the previous year’s annual meeting, to be timely, notice must be so received not later than the close of business on the 10th day following the day on which notice of the date of the meeting is mailed to stockholders or public disclosure of the date of the meeting is made, whichever occurs first. The stockholder’s notice must set forth a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and all of the other information required by FHC’s Bylaws.	not later than the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by Veru. The stockholder’s notice must set forth a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and all of the other information required by Veru’s Bylaws.

Number of Directors
FHC	Veru
FHC’s Bylaws provide that the number of directors of FHC is not less than five nor more than 13, as may be designated from time to time by the board of directors.	Veru’s Bylaws provide that, subject to the rights of the holders of shares of preferred stock then outstanding, the number of directors is fixed from time to time by the board of directors.

Removal of Directors
FHC	Veru

The WBCL provides that one or more directors may be removed from office by the stockholders with or without cause, unless a corporation’s articles of incorporation or bylaws provide that directors may be removed only for cause. The WBCL further provides that a director may be removed by the stockholders only at a meeting called for the purpose of removing the director.

FHC’s Bylaws provide that a director may be removed from office, with or without cause, only if the number of votes cast to remove the director exceeds the number of votes cast not to remove such director.

The DGCL provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors.

The Veru Certificate of Incorporation and Veru Bylaws provide that, subject to the rights of the holders of shares of preferred stock then outstanding, any or all of the directors may be removed from office at any time, with or without cause, but only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of Veru entitled to vote generally in the election of directors, voting together as a single class.

Vacancies on the Board of Directors
FHC	Veru
Under the WBCL, unless otherwise provided in a corporation’s articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the stockholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the	Under the DGCL, vacancies on the board of directors, including vacancies caused by an increase in the number of directors, may be filled by a majority of the board of directors then in office (even if less than a quorum). However, unless otherwise provided in the certificate of incorporation or bylaws, stockholders may fill the vacancy only if (a) the

Vacancies on the Board of Directors
FHC	Veru

vacancy by the affirmative vote of a majority of the remaining directors.

FHC’s Bylaws provide that any vacancy occurring in the board of directors, including a vacancy created by an increase in the number of directors, may be filled until the next succeeding annual election by the affirmative vote of a majority of the directors then in office, though less than a quorum; provided that in case of a vacancy created by the removal of a director by vote of the stockholders, the stockholders retain the right to fill such vacancy at the same meeting or any adjournment thereof.

corporation has no directors then in office, or (b)(i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of stockholders holding at least 10% of a corporation’s outstanding voting shares, orders an election to fill any such position.

Veru’s Bylaws provide that newly created directorships resulting from any increase in the number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the majority of the directors then in office, although less than a quorum, the sole remaining director or by the affirmative vote of the holders of at least a majority in voting power of the then outstanding shares of capital stock of Veru entitled to vote generally in the election of directors, voting together as a separate class.

Nomination of Directors for Election
FHC	Veru
FHC’s Bylaws provide that if a stockholder wants to nominate a person for election as a director, the stockholder must give timely written notice to the secretary of FHC. To be timely, a stockholder’s notice must be delivered to the principal executive offices of FHC not later than the 90th day nor earlier than the 120th day prior to the anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the immediately preceding year or the annual meeting is called for a date that is not within 30 days before or after the anniversary date of the previous year’s annual meeting, to be timely, notice must be so received not later than the close of business on the 10th day following the day on which notice of the date of the meeting is mailed to stockholders or public disclosure of the date of the meeting is made, whichever occurs first. The stockholder’s notice must contain information regarding the nominee to the board of directors and the stockholder bringing the nomination and other information specified in FHC’s Bylaws.	If a stockholder wishes to nominate a person for election as director, the stockholder must give timely written notice in proper written form to the Secretary of Veru. To be timely, the notice must be delivered, to the principal executive offices of Veru not later than the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by Veru. The stockholder’s notice must contain information regarding the nominee to the board of directors and the stockholder bringing the nomination and other information specified in Veru’s Bylaws.

Indemnification
FHC	Veru

The WBCL provides that, unless limited by the articles of incorporation, a corporation is required to indemnify a director or officer who was successful, on the merits or otherwise, in the defense of any proceeding. In all other situations, a corporation must indemnify an individual who is or was a director or officer in a proceeding to which he or she was a party because he or she is or was a director or officer of the corporation, unless the liability was incurred because the director or officer breached or failed to perform a duty he or she owes to the corporation and the breach or failure constitutes any of the following: (i) a willful failure to deal fairly with the corporation or its stockholders in connection with a matter in which the director has a material conflict of interest, (ii) a violation of criminal law, unless the director had reason to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful, (iii) a transaction from which the director derived an improper personal profit or (iv) willful misconduct.

FHC’s Bylaws effectively provide that FHC (a) must indemnify a director or officer in the same instances as required by the WBCL, (b) must pay or reimburse expenses as incurred if the director or officer furnishes the affirmation and agreement to reimburse, and (c) must follow the statutory procedures for determination of the right to indemnification. FHC’s Bylaws also provide for a right to partial indemnification, and for optional indemnification of employees and agents.

The DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to a proceeding if the person is or was a director, officer, employee or agent of the corporation against amounts reasonably incurred by the person in connection with such proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

The Veru Bylaws provide that directors and officers of Veru will be indemnified to the fullest extent permitted by Delaware law.

Other Constituency Statute
FHC	Veru
The WBCL permits directors to consider the interests of constituencies other than the corporation and its stockholders in discharging their fiduciary duties.	The DGCL does not have an analogous “other constituency” statute.

Limitations on Directors’ Liability
FHC	Veru
Under the WBCL, a director is not liable to the corporation, its stockholders or any person asserting rights on behalf of the corporation or its stockholders, for damages, settlements, fees, fines, penalties or other monetary liabilities arising from a breach of, or failure to perform, any duty resulting solely from his or her status as a director, unless the person asserting liability proves that the breach or failure to perform constitutes: (i) a willful failure to deal fairly with the corporation or its stockholders in connection with a matter in which the	The DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payment of a dividend or a stock repurchase

Limitations on Directors’ Liability
FHC	Veru

director has a material conflict of interest, (ii) a violation of criminal law, unless the director had reason to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful, (iii) a transaction from which the director derived an improper personal profit or (iv) willful misconduct.

Wisconsin law permits a corporation to limit the immunity of directors in its articles of incorporation but the FHC Articles of Incorporation contain no such limitation.

or redemption in violation of Delaware law or (iv) for any transaction from which the director derived an improper personal benefit.

The Veru Certificate of Incorporation contains a provision eliminating the personal liability of directors to the fullest extent permitted by law.

Record Date
FHC	Veru
The FHC Bylaws provide that the board may fix a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, to receive payment of any dividend or for any other proper purpose, which shall not be more than 70 nor less than 10 days prior to the date on which the particular action requiring stockholder determination is to be taken.	The Veru Bylaws provide that the board may fix a record date for the purpose of determining stockholders entitled to notice of any meeting of stockholders or adjournment thereof, to express consent to corporate action in writing without a meeting, to receive payment of any dividend or other distribution or for any other lawful purpose, which record date: (i) in the case of determination of stockholders entitled to notice of a meeting or adjournment thereof, shall not be more than 60 nor less than 10 days prior to the date of such meeting; (ii) in the case of determination of stockholders entitled to express written consent, shall not be more than 10 days from the date on which the resolution fixing the record date is adopted by the board of directors; and (iii) in the case of any other action, shall not be more than 60 days prior to such action.

Amendment to the Articles or Certificate of Incorporation
FHC	Veru
Under the WBCL, a corporation’s board of directors may adopt one or more amendments to the corporation’s articles of incorporation without stockholder action in a limited number of specified circumstances. The WBCL also provides that the board of directors of a corporation may propose one or more amendments to the articles of incorporation for submission to stockholders. The board of directors may condition its submission of the proposed amendment on any basis. The WBCL generally requires for a corporation like FHC that was organized before January 1, 1973, except to the extent such corporation’s articles of incorporation are amended to provide different voting requirements, stockholders holding two-thirds of the shares entitled to vote are required to approve amendments to the articles of incorporation that are submitted to stockholders for

Under the DGCL, stockholders are not entitled to enact, without any action taken by the board of directors, an amendment to a corporation’s certificate of incorporation. Amendments to a Delaware corporation’s certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Under the DGCL, the affirmative vote of the holders of a majority in voting power of the outstanding shares entitled to vote generally is required to amend, alter, repeal or adopt any provision of the Veru Certificate of Incorporation.

Amendment to the Articles or Certificate of Incorporation
FHC	Veru
approval. This two-thirds voting requirement applies to FHC since its Articles of Incorporation do not alter this voting requirement.

Dissolution
FHC	Veru
Under the WBCL, the board of directors may submit a proposal for the dissolution of the corporation to the stockholders. The WBCL generally requires for a corporation like FHC that was organized before January 1, 1973, except to the extent such corporation’s articles of incorporation are amended to provide different voting requirements, stockholders holding two-thirds of the shares entitled to vote are required to approve the dissolution of the corporation. This two-thirds voting requirement applies to FHC since its Articles of Incorporation do not alter this voting requirement.	Under the DGCL, any dissolution must be proposed by the board of directors and approved by a majority of all the stockholder votes entitled to be cast on the approval; however, if the board of directors does not initially approve the dissolution, then the stockholder vote required for the dissolution is a unanimous written consent of all stockholders entitled to vote thereon.

Distributions
FHC	Veru
Under WBCL, the board of directors may authorize and the corporation may make dividends and other distributions to its stockholders, including in connection with the repurchase of the corporation’s shares, in amounts determined by the board of directors, unless: (i) after the distribution the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets after the distribution would be less than the sum of its total liabilities, plus, unless the articles of incorporation provide otherwise, the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution, if the corporation were to be dissolved at the time of distribution.	The DGCL allows the board of directors to authorize a corporation to declare and pay dividends and other distributions to its stockholders, subject to any restrictions contained in the certificate of incorporation, either out of surplus, or, if there is no surplus, out of net profits for the current or preceding fiscal year in which the dividend is declared. However, a distribution out of net profits is not permitted if a corporation’s capital is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until the deficiency has been repaired. Holders of Veru Common Stock, subject to the rights of holders of Veru’s preferred stock, are entitled to receive such dividends as may be declared thereon from time to time by the board of directors, in the manner and upon the terms and conditions provided by law and the Veru Certificate of Incorporation.

Taxes and Fees
FHC	Veru
There is no franchise tax in Wisconsin.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Stockholder Inspection Rights
FHC	Veru
Under the WBCL, a stockholder may inspect and copy the corporation’s bylaws during regular business hours at the corporation’s principal office. A stockholder may also inspect and copy, during regular business hours at a reasonable location specified by the corporation, the following business records: (i) excerpts from minutes of all meetings of the stockholders and the board of directors, records of all actions taken by the stockholders or the board of directors without a meeting and records of all actions taken by a committee of the board of directors, (ii) accounting records or (iii) the record of stockholders; provided, in each case, that all of the following requirements have been met: (a) the stockholder has been a stockholder for at least six months before the demand or holds at least 5% of the outstanding shares of the corporation; (b) the stockholder gives the required written notice at least five business days before the date of inspection, (c) the demand is made in good faith and for a proper purpose, (d) the stockholder describes with reasonable particularity the purpose and specifies the records such stockholder wishes to inspect and (e) the records are directly connected with that purpose. These inspection rights may not be limited by a corporation’s articles of incorporation or bylaws.	The inspection rights of the stockholders of a Delaware corporation are substantially similar as under Wisconsin law, except that if a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

Stockholder Derivative Suits
FHC	Veru
Under the WBCL, a stockholder may not bring a derivative suit unless the stockholder (i) was a record or beneficial owner at the time of the act or omission complained about and (ii) fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. In addition, the WBCL requires a stockholder to make a written demand to the corporation before bringing the derivative action, and 90 days must expire from the date on which the demand was made, unless the stockholder is notified by the corporation prior to 90 days that the demand is rejected.	Under the DGCL, in any derivative suit instituted by a stockholder, the complaint must aver that the plaintiff was a stockholder at the time of the transaction complained of or that such stockholder’s stock thereafter devolved upon the stockholder by operation of law.

Dissenters’ or Appraisal Rights
FHC	Veru
Under the WBCL, dissenters’ rights are generally available to record and beneficial owners of a corporation for (i) a merger where stockholder approval is required, (ii) a share exchange where stockholder approval is required, (iii) a sale of all or substantially all the assets of a corporation other than in the usual and regular course of business or (iv) any other corporate action where the stockholders vote and the articles of incorporation or bylaws or board resolution provide for dissenters’ rights. The articles of incorporation may also

Under the DGCL, stockholders have appraisal rights in connection with mergers and consolidations, provided the stockholder complies with certain procedural requirements of the DGCL. However, this right to demand appraisal does not apply to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to receive notice of and to vote:

•    the shares are listed on a national securities exchange; or

Dissenters’ or Appraisal Rights
FHC	Veru

provide for the right to dissent in certain situations involving the amendment of the articles of incorporation.

Under the WBCL, unless the articles of incorporation provide otherwise, dissenters’ rights are not available to stockholders if the shares they hold are registered on a national securities exchange on the record date fixed to determine the stockholders entitled to vote on the proposed corporate action. The FHC Common Stock is registered on NASDAQ, and as a result dissenters’ rights are not available to FHC’s stockholders.

•    the shares are held of record by more than 2,000 stockholders.

Further, no appraisal rights are available for shares of stock of a constituent corporation surviving a merger if the merger does not require a vote of the stockholders of the surviving corporation.

Regardless of the above, appraisal rights are available for the shares of any class or series of stock if the holders are required by the terms of an agreement of merger or consolidation to accept for their stock anything other than:

•    shares of stock of the corporation surviving or resulting from the merger or consolidation;

•    shares of stock of any other corporation which, at the effective date of the merger or consolidation, will be listed on a national securities exchange, or held of record by more than 2,000 stockholders;

•    cash in lieu of fractional shares of the corporations described in either of the above; or

•    any combination of the shares of stock and cash in lieu of fractional shares described in any of the three above.

A Delaware corporation may provide in its certificate of incorporation that appraisal rights shall be available for the shares of any class or series of its stock as the result of an amendment to its certificate of incorporation, any merger or consolidation to which the corporation is a party, or the sale of all or substantially all of the assets of the corporation. The Veru Certificate of Incorporation and Veru Bylaws do not address appraisal rights.

Anti-Takeover Provisions
FHC	Veru

The WBCL protects certain domestic corporations from abusive takeover tactics by preventing a person from engaging in specified transactions with the corporation or from taking specific actions after acquisition of a specified portion of the corporation’s shares. These protections fall into three categories:

•    the business combination statute, which regulates specified types of transactions with interested stockholders;

The DGCL generally prohibits certain Delaware corporations from engaging in any “business combination” with any “interested stockholder” for a period of three years following the time that the stockholder became an interested stockholder unless:

•    before that time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

Anti-Takeover Provisions
FHC	Veru

•    the fair price statute, which regulates the price at which significant stockholders may acquire the remaining shares of the corporation; and

•    the control share statute, which regulates the voting power of shares held by specified large stockholders.

Business combination statute. The WBCL prohibits business combinations, including mergers, share exchanges, sales of assets, liquidations and certain share issuances, between Wisconsin corporations and an “interested stockholder” for three years after the date on which the person became an interested stockholder. An interested stockholder is a person who is the beneficial owner of at least 10% of the corporation’s voting stock or who is an affiliate or associate of that person. The prohibition on business combinations does not apply if the corporation’s board of directors has approved, before the interested stockholder’s stock acquisition, the purchase of stock that caused the person to become an interested stockholder or has approved the business combination.

Fair price statute. The WBCL provides that a business combination must be approved by the vote of at least all of the following: (i) 80% of the voting shares of the corporation, voting together as a single voting group; and (ii) two-thirds of those voting shares, excluding shares held by a significant stockholder, or an affiliate or associate of a significant stockholder, who is a party to the business combination. This voting requirement does not apply to a business combination if the corporation’s stockholders receive a fair price, as defined in the statute, for their shares from the significant stockholder in the business combination. A significant stockholder is a person who is the beneficial owner of at least 10% of the voting power of the outstanding voting stock or who is an affiliate of the corporation and was the beneficial owner of at least 10% of the voting power of the outstanding voting stock at any time within the prior two-year period.

Control share statute. Under the WBCL, unless otherwise provided in a corporation’s articles of incorporation, the voting power of any person who acquires beneficial ownership of more than 20% of the voting shares of a corporation, including voting shares issuable upon conversion of convertible securities or upon exercise of options or warrants, in a transaction not approved by stockholders is limited to 10% of the full

•    upon completion of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors or officers and by employee stock plans in which employee participants do not have the right to determine confidentiality whether shares held subject to the plan will be tendered in a tender or exchange officer; or

•    at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

The DGCL general defines “business combination” as:

•    any merger or consolidation of the corporation with the interested stockholder;

•    any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•    subject to specified exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•    any transaction involving the corporation that increases the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•    any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

Anti-Takeover Provisions
FHC	Veru
voting power of those shares. Full voting power may be restored by a vote of stockholders holding a majority of the voting power of shares (including the shares held by the interested person) at a meeting at which a quorum is present.	Generally, the DGCL defines an “interested stockholder” as (i) any entity or person owning 15% or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation who was the owner of 15% or more of the outstanding voting stock of the corporation at during the previous three years.

FUTURE STOCKHOLDER PROPOSALS

To be considered for inclusion in next year’s annual proxy materials, stockholder proposals must be submitted in writing by September 28, 2016 (120 days prior to the anniversary of the mailing date of the proxy statement for the 2016 Annual Meeting) to the Secretary of FHC at 515 N. State Street, Suite 2225, Chicago, IL 60654.

A stockholder nomination for director or a proposal that will not be included in next year’s annual proxy materials, but that a stockholder intends to present in person at next year’s annual meeting, must comply with the notice, information and consent provisions contained in FHC’s Bylaws. In part, FHC’s Bylaws provide that to timely submit a proposal or nominate a director you must do so by submitting the proposal or nomination in writing, to FHC’s Secretary at FHC’s principal executive offices no later than the close of business on December 15, 2016 (90 days prior to the first anniversary of the meeting date for the 2016 Annual Meeting) nor earlier than the close of business on November 15, 2016 (120 days prior to the first anniversary of meeting date for the 2016 Annual Meeting). If the Mergers are completed, Veru’s Bylaws will take effect such that such proposal or nomination must be provided to Veru’s Secretary at Veru’s principal executive offices no later than the close of business on January 14, 2017 (60 days prior to the first anniversary of the meeting date for the 2016 Annual Meeting) nor earlier than the close of business on December 15, 2016 (90 days prior to the first anniversary of meeting date for the 2016 Annual Meeting). In the event that FHC sets an annual meeting date for 2017 that is not within 30 days before or after the anniversary of the 2016 Annual Meeting date, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2017 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2017 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2017 Annual Meeting is first made. If the Mergers are completed, Veru’s Bylaws will take effect such that in the event that Veru sets an annual meeting date for 2017 that is not more than 30 days before or more than 70 days after the anniversary of the 2016 Annual Meeting date, notice by the stockholder must be received no earlier than the close of business on the 90th day prior to the 2017 Annual Meeting and not later than the close of business on the later of the 60th day prior to the 2017 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2017 Annual Meeting is first made. FHC’s Bylaws contain additional requirements to properly submit a proposal or nominate a director. If you plan to submit a proposal or nominate a director, please review FHC’s Bylaws carefully. You may obtain a copy of FHC’s Bylaws by mailing a request in writing to the Secretary of FHC at 515 N. State Street, Suite 2225, Chicago, IL 60654.

This document is a proxy statement of FHC for the Special Meeting. FHC has not authorized anyone to give any information or make any representation about the Mergers or FHC that is different from, or in addition to, the information or representations contained in this proxy statement or in any of the annexes. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them. The information contained in this proxy statement speaks only as of the date of this document unless the information specifically indicates that another date applies.

INDEX TO ASPEN PARK’S FINANCIAL STATEMENTS

Aspen Park Pharmaceuticals, Inc.

Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of Aspen Park Pharmaceuticals, Inc.

We have audited the accompanying balance sheets of Aspen Park Pharmaceuticals, Inc. (the “Company”) as of September 30, 2015 and 2014 and the related statements of operations, stockholders’ deficit and cash flows for the year ended September 30, 2015 and the period from June 9, 2014 (inception) to September 30, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Aspen Park Pharmaceuticals, Inc. as of September 30, 2015 and 2014 and the results of its operations and its cash flows for the year ended September 30, 2015 and the period from June 9, 2014 (inception) to September 30, 2014 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has minimal operations, accumulated deficit of $1,272,233 as of September 30, 2015 and used cash in operations of $740,430. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Liggett & Webb, P.A.

LIGGETT & WEBB, P.A.

Certified Public Accountants

Boynton Beach, Florida

April 4, 2016

ASPEN PARK PHARMACEUTICALS, INC.

BALANCE SHEETS

SEPTEMBER 30, 2015 AND 2014

	2015	2014
ASSETS
Current Assets:
Cash	$569,257	$4,000
Inventory	22,134	—
Prepaid expenses	24,241	—

TOTAL CURRENT ASSETS	615,632	4,000

TOTAL ASSETS	$615,632	$4,000

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$522,039	$44,276
Accrued interest—related party (Note 5)	53,108	—

TOTAL CURRENT LIABILITIES	575,147	44,276
Note payable—related party (Note 5)	1,250,000	—

TOTAL LIABILITIES	1,825,147	44,276

COMMITMENTS AND CONTINGENCIES (NOTE 6)	—	—

SHAREHOLDERS’ DEFICIT
Preferred Stock: $0.01 par value, 400,000 shares authorized, no shares issued and outstanding in 2015 and 2014	—	—
Preferred Convertible Series A: $0.01 par value, liquidation value of $25 per share, 1,600,000 shares authorized, 166,000 and no shares issued and outstanding in 2015 and 2014, respectively	1,660	—
Common stock: $0.01 par value, 11,000,000 shares authorized; 8,000,000 shares issued in 2015 and 2014, and 7,960,000 and 8,000,000 shares outstanding in 2015 and 2014, respectively	80,000	80,000
Additional paid-in capital	(18,922)	(76,000)
Accumulated deficit	(1,272,233)	(44,276)
Treasury stock: at cost, 40,000 and no shares in 2015 and 2014, respectively	(20)	—

TOTAL SHAREHOLDERS’ DEFICIT	(1,209,515)	(40,276)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$615,632	$4,000

The accompanying notes are an integral part of these financial statements.

ASPEN PARK PHARMACEUTICALS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

	2015	Inception to September 30, 2014
REVENUE, net	$16,683	$—
Cost of goods sold	6,062	—

GROSS PROFIT	10,621	—
EXPENSES
General and administrative	600,256	37,600
Research and development	585,214	6,676

TOTAL OPERATING EXPENSES	1,185,470	44,276

NET LOSS FROM OPERATIONS	(1,174,849)	(44,276)
OTHER EXPENSES
Interest expense—related party	53,108	—

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(1,227,957)	(44,276)
Provision for income taxes	—	—

NET LOSS	(1,227,957)	(44,276)
Preferred stock dividend	89,978	—

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(1,317,935)	$(44,276)

The accompanying notes are an integral part of these financial statements.

ASPEN PARK PHARMACEUTICALS, INC.

STATEMENTS OF SHAREHOLDERS’ DEFICIT

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

	PREFERRED STOCK		COMMON STOCK		ADDITIONAL PAID IN CAPITAL	ACCUMULATED DEFICIT	TREASURY STOCK		TOTAL
	Shares	Amount	Shares	Amount			Shares	Amount
BALANCE AT JUNE 9, 2014	—	$—	—	$—	$—	$—	—	$—	$—
Common shares issued for cash	—	—	8,000,000	80,000	(76,000)	—	—	—	4,000
Net loss	—	—	—	—	—	(44,276)	—	—	(44,276)

BALANCE AT SEPTEMBER 30, 2014	—	—	8,000,000	80,000	(76,000)	(44,276)	—	—	(40,276)
Series A Preferred Stock issued for cash	166,000	1,660	—	—	2,073,340	—	—	—	2,075,000
Acquisition of patent asset	—	—	—	—	(2,019,293)	—		—	(2,019,293)
Purchase of treasury stock	—	—	—	—	—	—	40,000	(20)	(20)
Share-based expense	—	—	—	—	3,031	—	—	—	3,031
Net loss	—	—	—	—	—	(1,227,957)	—		(1,227,957)

BALANCE AT SEPTEMBER 30, 2015	166,000	$1,660	8,000,000	$80,000	$(18,922)	$(1,272,233)	40,000	$(20)	$(1,209,515)

The accompanying notes are an integral part of these financial statements.

ASPEN PARK PHARMACEUTICALS, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

	2015	Inception to September 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,227,957)	$(44,276)
Adjustment to reconcile net loss to net cash used in operating activities:
Share-based compensation	3,031	—
Changes in operating assets and liabilities:
Inventory	(22,134)	—
Prepaid expenses	(24,241)	—
Accrued interest—related party (Note 5)	53,108	—
Accrued expenses	477,763	44,276

NET CASH USED IN OPERATING ACTIVITIES	(740,430)	—

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of patent asset	(769,293)	—

NET CASH PROVIDED BY INVESTING ACTIVITIES	(769,293)	—

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	—	4,000
Proceeds from issuance of Series A preferred stock	2,075,000	—
Purchase of treasury stock	(20)	—

NET CASH PROVIDED BY FINANCING ACTIVITIES	2,074,980	4,000

NET INCREASE IN CASH	565,257	4,000
CASH—BEGINNING OF PERIOD	4,000	—

CASH—END OF PERIOD	$569,257	$4,000

SUPPLEMENTAL INFORMATION
Cash paid for interest expense	$—	$—

Cash paid for income taxes	$—	$—

Net cash paid for the acquisition of patent asset is as follows:
Patent asset acquired	$2,019,293	—
Note issued to related party (Note 5)	(1,250,000)	—

Net cash paid for the acquisition of patent asset	$769,293	$—

The accompanying notes are an integral part of these financial statements.

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

1.	BUSINESS AND ORGANIZATION

Nature of Operations

Aspen Park Pharmaceuticals, Inc. (the “Company”) was incorporated on June 9, 2014 in the State of Delaware. The Company is a privately held therapeutics company focused on the development and commercialization of pharmaceutical and consumer health products for men’s and women’s health and oncology. For men, product and product candidates are in the areas of benign prostatic hyperplasia, male infertility, amelioration of side effects of hormonal prostate cancer therapies, gout, sexual dysfunction, and prostate cancer. For women, product candidates are for advanced breast and ovarian cancer and for female sexual health. Our business is primarily focused on the development of multiple early and late stage clinical products and includes one product, PREBOOSTTM for treatment of premature ejaculation, which we commenced sales in the middle of fiscal 2015, but which we are planning to launch in the United States in the fourth quarter of fiscal 2016.

On April 17, 2015, the Company effected a 1000-for-1 forward stock split of all then issued and outstanding shares of common stock and preferred stock. References made to outstanding shares and calculations requiring the use of shares in the accompanying financial statements and applicable disclosures have been retroactively adjusted to reflect this 1000-for-1 stock split.

Further, the Company’s future operations are dependent on, among other factors, retaining the services of future employees and consultants, the success of the Company’s research, development, manufacturing, and marketing activities, and, ultimately, regulatory and market acceptance of the Company’s current and future products.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company utilized significant estimates and assumptions in determining the fair value of its common stock related to the share-based compensation arrangement described in Note 9. A number of objective and subjective factors, including external market conditions affecting the biotechnology industry sector and the prices at which the Company sold shares of convertible preferred stock, the superior rights and preferences of securities senior to the Company’s common stock at the time and the likelihood of achieving a liquidity event, such as an initial public offering or sale of the Company. The Company utilized the option pricing method utilizing the back-solve method (a form of the market approach defined in the AICPA Practice Aid) in accordance within the framework of the American Institute of Certified Public Accountants, or AICPA,

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

Use of Estimates (Continued)

Audit and Accounting Practice Aid Series: Valuation of Privately Held Company Equity Securities Issued as Compensation, or the AICPA Practice Aid, to estimate the fair value of its common stock and in performing retrospective valuation analyses. The valuation methodology included estimates and assumptions that require the Company’s judgment. Significant changes to the key assumptions used in the valuations could result in different fair values of common stock at each valuation date.

Revenue Recognition

The Company recognizes revenue when it is realized, or realizable and earned. The Company will consider revenue to be realized, or realizable and earned, when the following revenue recognition requirements are met: persuasive evidence of an arrangement exists; the products or services have been accepted by the customer via delivery or acceptance; the sales price is fixed or determinable; and collectability is reasonably assured.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with maturity of 90 days or less at the date of purchase. At September 30, 2015 and 2014, cash and cash equivalents consisted entirely of cash.

Research and Development

The Company is engaged in research and development work. Research and development costs are charged to expense as incurred. The Company records expense for in-process research and development projects acquired as asset acquisitions which have not reached technological feasibility and which have no alternative future use.

Inventory

Inventories are valued at the lower of cost or market. The cost is determined using the first-in, first-out (FIFO) method. Inventories are also written down for management’s estimates of product which will not sell prior to its expiration date. Write-downs of inventories establish a new cost basis which is not increased for future increases in the market value of inventories or changes in estimated obsolescence. Inventory consisted of finished goods of $22,134 and $0 as of September 30, 2015, and 2014, respectively.

Advertising

The Company’s policy is to expense advertising costs as incurred. Advertising costs were $69,115 and $0 for the year ended September 30, 2015, and the period June 9, 2014 (date of inception) through September 30, 2014, respectively.

Segments

The Company is primarily engaged in research and development and operates in one industry segment which includes the development, manufacture, and marketing and selling of consumer health products. Therefore, no segment data is disclosed in this report.

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist entirely of cash deposits. The Company places its cash in high quality financial institutions and generally limits the amount of credit exposure with any one institution. The Company’s cash balance of $569,297 at September 30, 2015 exceeded the federally insured limit of $250,000 by $319,297.

Income Taxes

Income taxes are accounted for under the asset-and-liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company recognizes positions taken or expected to be taken in a tax return in accordance with Accounting Standards Codification (ASC) Topic 740, Income Taxes, which prescribes a recognition threshold and measurement process. Interest and penalties on tax liabilities, if any, would be recorded in interest expense and other non-interest expense, respectively.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. To increase the comparability of fair value measures, the following hierarchy prioritizes the inputs to valuation methodologies used to measure fair value:

Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2—Valuations based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3—Valuations based on unobservable inputs reflecting our own assumptions, consistent with reasonably available assumptions made by other market participants. These valuations require significant judgment.

The carrying amounts of the Company’s cash and cash equivalents, accrued expenses and note payable approximate fair value based on liquidity and the short maturities of these instruments.

Recently Adopted Accounting Pronouncements

Development Stage Entities (Topic 915)

On June 10, 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. The standard eliminated the distinction of a development stage entity and certain related

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

Recently Adopted Accounting Pronouncements (Continued)

Development Stage Entities (Topic 915) (Continued)

disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders’ equity. The amendments in ASU 2014-10 are effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted. The Company has elected early application of this standard.

Recently Issued Accounting Pronouncements

Revenue from Contracts with Customers (Topic 606)

On May 28, 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)”. The standard outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance. The accounting standard is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2016. Early adoption is not permitted. The impact on the Company’s financial statements of adopting ASU 2014-09 is being assessed by management.

Presentation of Financial Statements—Going Concern (Sub-Topic 205-40)

On August 27, 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern (Sub-Topic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. The standard provides guidance about management’s responsibility to evaluate whether there is a substantial doubt about the organization’s ability to continue as a going concern. The amendments in this Update apply to all companies. They become effective in the annual period ending after December 15, 2016, with early application permitted. The impact on the Company’s financial statements of adopting ASU 2014-15 is being assessed by management.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

3.	RELATED PARTY TRANSACTIONS AND BALANCES

On November 24, 2014, the Company issued a note payable in the amount of $1,250,000 to Millennium Sciences, Inc. (“Millennium”), a New York corporation, as well as assumed $769,293 in accrued legal fees, as consideration for the assignment of rights to in-process research and development in the form of patent properties. Millennium is owned by Harry Fisch, the Company’s Chief Scientific Officer, and he is also the named inventor or co-inventor of the assigned patent properties. See Note 5. The Company determined that Dr. Fisch controlled both entities as defined by ASC 805 and, as such, the patent was required to be transferred at its historical cost basis. The patent asset was historically accounted for as in-process R&D and had no cost basis to transfer. As such, the entire consideration of $2,019,293 was recorded as a distribution in additional paid-in capital in the Statement of Shareholders’ Deficit.

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

On November 24, 2014, the Company authorized the issuance of the Series A Preferred Stock. See Note 9. Included among the investors in the Series A Preferred Stock are Mitchell Steiner, the Company’s Chief Executive Officer, who invested $200,000, Elgar Peerschke, a member of the Board of Directors, who invested $250,000, and Alan Annex, a shareholder of the Company’s outside legal counsel, who invested $100,000.

4.	GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred losses since inception and has a cumulative retained deficit of $1,272,233 as of September 30, 2015 and is continuing to suffer losses through April 4, 2016. The Company requires capital for its contemplated operational activities. The Company’s ability to raise additional capital through the future issuances of common and preferred stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

5.	NOTE PAYABLE, RELATED PARTY

On November 24, 2014, the Company issued a note payable in the amount of $1,250,000 to Millennium as consideration for the assignment of rights to in-process research and development in the form of patent properties. The note bears a fixed interest rate of 5% annually, with quarterly interest payments due beginning January 1, 2016. Beginning January 1, 2019, annual principal payments in the amount of $125,000 are due until the note matures on January 1, 2028. Interest expense for the year ended September 30, 2015 was $53,108, all of which was recorded in Accrued interest – related party on the Company’s Balance Sheet. The principal payments required at maturity under the Company’s related party note payable at September 30, 2015 are as follows:

Fiscal Year Ending September 30,
2016	$—
2017	—
2018	—
2019	125,000
2020	125,000
Thereafter	1,000,000

Total	$1,250,000

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

6.	COMMITMENTS AND CONTINGENCIES

On April 15, 2015, the Company entered into a patent license agreement with Ohio State Innovative Foundation (the “Licensor”) whereby the licensor owns, controls and / or has the right to sublicense the patent rights to the Company (the “Licensee”), and the licensee desires to secure the right and license to use, develop, manufacture, market, and commercialize the patent rights. The effective date of the patent license agreement, as defined within the agreement, is April 1, 2015. Based on the terms of the patent license agreement, the Company paid an upfront fee of $35,000 at contract execution, and agreed to license maintenance fees of $50,000 (“License Maintenance Fees”) due on the first anniversary of the effective date and each anniversary thereafter, sublicense fees, a 3% running royalty rate applied to net sales of licensed products and processes covered by the patent rights, as well as certain fees totaling $150,000 upon the achievement of diligence milestones defined in the patent license agreement. Any license maintenance fees paid for any year shall be credited against any amounts due as a running royalties and/or milestone fees for that particular year.

The Company issued a warrant to Purchase 10,000 shares of Common Stock dated May 20, 2015 to Manhattan Medical Research for the development of a protocol and to conduct a Phase 4 Clinical Study for our PREBOOST product. See Note 9 for detail.

From time to time, the Company may be involved in a variety of claims, suits, investigations, proceedings, collections claims, breach of contract claims, labor and employment claims, tax and other matters arising in the ordinary course of our business. Although claims, suits, investigations and proceedings are inherently uncertain and their results cannot be predicted with certainty, the Company believes that the resolution of current pending matters will not have a material adverse effect on its business, financial position, results of operations or cash flows.

The Company expects to incur losses from operations for the foreseeable future. The Company expects to incur substantial research and development expenses, including expenses related to the hiring of personnel and clinical trials, as well as legal costs associated with intellectual property filings, challenges, and defense. The Company expects that selling, general and administrative expenses will also increase as the Company begins to sell products, expand marketing and administrative staff and add infrastructure. The Company intends to finance additional research and development projects, clinical trials and future operations with a combination of issuance of additional shares of common and preferred stock for cash and services, payments from potential strategic research and development, debt financing and revenues from future product sales, if any; however, there can be no assurance that additional capital will be available to the Company on acceptable terms, or at all.

7.	INCOME TAXES

The Company recorded no income tax benefit or expense for the period June 9, 2014 (date of inception) through September 30, 2014, nor the year ended September 30, 2015. The actual income tax expense differs from the statutory tax expense (computed by applying the U.S. federal corporate tax rate of 34% to net loss) due to the state income tax benefit and valuation allowance.

The Company’s deferred tax assets totaled approximately $552,000 as of September 30, 2015 and was immaterial as of September 30, 2014. The Company’s deferred tax assets are mainly comprised of net operating losses of approximately $360,000 and book tax differences due to accrued liabilities of

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

approximately $211,000. The Company has approximately $801,000 of Federal and State net operating loss carryforwards expiring in various amounts starting in 2034. Their utilization is limited to future taxable earnings of the Company.

Due to the uncertain nature of the ultimate realization of the net deferred tax asset, the Company has established a full valuation allowance against the benefits of the net deferred tax asset and will recognize these benefits only as reassessment demonstrates they are realizable. Ultimate realization is dependent upon several factors, one of which is future earnings. While the need for this valuation allowance is subject to periodic review, if the allowance is reduced, the tax benefits of the net deferred tax assets will be recorded in future operations as a reduction of the Company’s income tax expense. The Company recorded a valuation allowance of approximately $552,000 for the year ended September 30, 2015.

The U.S. Federal jurisdiction and New York are the major tax jurisdictions where the Company files income tax returns. The Company’s 2014 and 2015 income tax returns are subject to examination by taxing authorities.

The Company did not have any unrecognized tax benefits as a result of tax positions taken since June 9, 2014 (date of inception) and, as such, no interest or penalties have been recorded through September 30, 2015.

8.	INCENTIVE COMPENSATION PLAN

The Company has an incentive compensation plan (the “Plan”), the purpose of which is to attract, motivate, retain and reward high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company and its related entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value. Any shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. As of September 30, 2015, the total number of shares reserved and available for delivery under the Plan was 1,200,000 and no Plan awards were issued or outstanding.

9.	SHAREHOLDERS’ EQUITY

The Company’s authorized capital stock consists of 11,000,000 shares of common stock, par value $.01 per share, and 2,000,000 shares of preferred stock, par value $.01 per share.

Common stock

Subject to the rights of the holders of any shares of preferred stock currently outstanding or which may be issued in the future, the holders of the common stock are entitled to receive dividends from the Company’s funds legally available when and if declared by the Company’s board of directors, and are entitled to share ratably in all of the Company’s assets available for distribution to holders of common stock upon the liquidation, dissolution or winding-up of the Company’s affairs subject to the liquidation preference, if any, of any then-outstanding shares of preferred stock.

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

Common stock (Continued)

Holders of the Company’s common stock do not have any preemptive, subscription, redemption or conversion rights. Holders of the Company’s common stock are entitled to one vote per share on all matters which they are entitled to vote upon at meetings of stockholders or upon actions taken by written consent pursuant to Delaware corporate law. No dividends have been paid to holders of the Company’s common stock since the Company’s incorporation, and no dividends are anticipated to be declared or paid in the reasonably foreseeable future.

On August 15, 2014, the Company issued 8,000,000 founders shares at a purchase price of $.0005 per share, generating cash proceeds of $4,000.

Preferred Stock

Under the Company’s certificate of incorporation, the Company’s board of directors has the authority, without further action by stockholders, to designate up to 2,000,000 shares of preferred stock in one or more series and to fix or alter, from time to time, the designations, powers and rights of each series of preferred stock and the qualifications, limitations or restrictions of any series of preferred stock, including dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preference of any issued series of preferred stock, any or all of which may be greater than the rights of the common stock, and to establish the number of shares constituting any such series.

6% Series A Cumulative Convertible Preferred Stock

Of the authorized preferred stock, 1,600,000 shares were designated 6% Series A Cumulative Convertible Preferred Stock (“Series A Preferred Stock”). Holders of Series A Preferred Stock are entitled to receive pro-rata, together with the holders of common stock (as if the Series A Preferred Stock has been converted into common stock) such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the board of directors at any time, and from time to time, out of any funds of the Company legally available therefor. Furthermore, holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the Company’s board of directors, dividends on each share of Series A Preferred Stock at a rate per annum equal to 6% of the Series A Preferred Stock purchase price of $12.50 per share, subject to adjustment for any stock split, combination, recapitalization or other similar corporate action. All dividends shall be cumulative, whether or not earned or declared, accruing on an annual basis from the issue date of the Series A Preferred Stock and are payable in cash only. The Company had approximately $89,978 and no undeclared Series A Preferred Stock dividends in arrears as of September 30, 2015 and 2014, respectively.

The holders of Series A Preferred Stock have the right to vote (on an as-converted into common stock basis) upon any matter submitted to a vote of the holders of common stock. The holders of Series A Preferred Stock will vote on each matter submitted to them with the holders of common stock taken together as a single class. With respect to dividend distributions and distributions upon liquidation, winding up or dissolution of the Company, the Series A Preferred Stock ranks senior to all classes of common stock.

Upon the occurrence of a liquidation event (as defined in the certificate of incorporation), holders of Series A preferred stock are entitled to be paid, subject to applicable law, out of the assets of the Company available for distribution to its stockholders, an amount in cash (the “liquidation payment”) for each share of

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

6% Series A Cumulative Convertible Preferred Stock (Continued)

Series A Preferred Stock equal to two times the Series A Preferred Stock purchase price and any accrued, declared, and unpaid dividends subject to adjustment for any stock split, combination, recapitalization or other similar corporate action. Such liquidation payment will be paid before any cash distribution will be made or any other assets distributed in respect of any class of securities junior to the Series A Preferred Stock, including, without limitation, common stock.

The holder of any share of Series A Preferred Stock may convert such share into such number of fully paid and nonassessable shares of common stock upon the first to occur of (i) the election to convert by holders of a majority of Series A Preferred Stock then outstanding, acting as a separate class, or (ii) the consummation of a qualified initial public offering, as defined in the certificate of incorporation, under the Securities Act of 1933. The conversion rate will be determined by dividing the purchase price of the share by the conversion price subject to anti-dilution adjustments as provided in the certificate of incorporation. Initially, the Series A Preferred Stock is convertible into one share of the Company’s common stock.

The Company evaluated the Series A Preferred Stock features pursuant to ASC 480, Distinguishing Liabilities from Equity, ASC 815, Derivatives and Hedging, and ASC 470-20, Beneficial Conversion Features and determined that (i) it does not meet the criteria under ASC 480 to be treated as a liability, (ii) it is an equity host contract pursuant to ASC 815, (iii) the conversion feature is clearly and closely related to the equity host instrument pursuant to ASC 815 and bifurcation as a derivative is not permitted and (iv) a beneficial conversion feature does not exist. The Company also determined that it is not redeemable (i) at a fixed or determinable price on a fixed or determinable date, (ii) at the option of the shareholder or (iii) upon the occurrence of an event that is not solely within the control of the reporting entity. The Company has concluded that the Series A Preferred Stock will be classified as permanent equity. The Company will evaluate the permanent equity classification at each reporting date in the event that a liquidation event (as defined) may occur.

Warrants

The Company issued a warrant (the “Warrant”) to Purchase 10,000 shares of Common Stock dated May 20, 2015 to Manhattan Medical Research for the development of a protocol and to conduct a Phase 4 Clinical Study for our PREBOOST product. The Warrant is exercisable until May 20, 2020 at a price of $0.001 per share. Vesting of the Warrant is contingent upon satisfactory completion and delivery of the PREBOOST clinical study.

The Company evaluated the Warrant features in accordance with the guidance contained in ASC 505-50, Equity—Based Payments to Non—Employees, and ASC 718, Stock Compensation, and determined that (i) a performance commitment did not exist at the date of grant, (ii) it contains a service condition but does not contain a performance or market condition, (iii) the service being received is the satisfactory completion of the clinical study and (iv) the measurement date will be the date the warrant vests. The Company has concluded that the warrant represents an unvested, forfeitable equity-based instrument in exchange for services to be received in the future and accordingly has been treated as unissued for accounting purposes. The final measurement date will be the date of the satisfactory completion of the clinical study for PREBOOST.

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

Warrants (Continued)

The fair value of the Warrant is estimated using Black-Scholes option-pricing scenarios which project liquidation values for each class of stock, back-solving for price at which the Series A Preferred Stock were issued in November 2014. The following table includes the assumptions used in calculating the fair value of the Warrant as of September 30, 2015:

2015
Risk-free interest rate	1.37%
Expected dividend yield	—
Expected term (in years)	5.00
Expected volatility	93.02%

Expected term: As the back-solve method solves for the projected liquidation value based on a recent financing, we estimated the expected term input to be equivalent to our expected time to a liquidity event.

Risk-free interest rate: The risk-free interest rate is based on the rates paid on securities issued by the U.S. Treasury with a term approximating the expected time to liquidity.

Expected volatility: The expected volatility for the common stock underlying the Warrant was based on the NASDAQ Biotechnology Index, which we believe serves as a baseline indicator of volatility and average investor would expect. We also applied a multiple to the Index’s volatility because the public companies which comprise the Index are larger and more diversified than the Company.

At interim reporting periods, the Company will fair value the Warrants and recognize a ratable amount of expense relative to the expected service period. For the year ended September 30, 2015, the Company recognized $3,031 as expense related to the Warrant.

10.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through April 4, 2016, which is the date the financial statements were available to be issued.

On March 22, 2016, the Company issued an additional 100,000 shares of Series A Preferred Stock generating proceeds of $1,250,000. Included among the investors in the Series A Preferred Stock are Harry Fisch, the Company’s Chairman, who invested $200,000, Elgar Peershcke, a member of the Company’s Board of Directors, who invested $200,000, and Alan Annex, a shareholder of the Company’s outside general counsel, who invested $100,000.

On March 22, 2016, Millennium agreed to cancel the outstanding note payable which we previously issued on November 24, 2014 as consideration for the assignment of rights to in-process research and development in the form of patent properties. Both the principal balance of $1,250,000 and all accrued interest of $82,920 were canceled.

On April 1, 2016, the Company completed the purchase of a product and related intellectual property for an orally administered new powder-like formulation containing tamsulosin for the treatment of benign prostatic hyperplasia which we intend to develop into a viable product. Under the terms of the agreement, the Company paid $250,000 upon contract execution and will pay a total of $4,750,000 upon the achievement

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

AND FOR THE PERIOD JUNE 9, 2014 (DATE OF INCEPTION) TO SEPTEMBER 30, 2014

of certain milestones and additional installments totaling $10,000,000 payable over three years commencing on the first anniversary following the approval of the product by United States Food and Drug Administration (“FDA”). As required by the purchase agreement, we simultaneously entered into an agreement with another third-party for services related to the development of the product. The terms of the product development services include fees totaling $2,325,000 payable in installments due upon the achievement of various milestones over an estimated two-year development timeline culminating in the submission of the NDA to the FDA.

On March 31, 2016, we amended the Warrant held by Manhattan Medical Research to correct the exercise price from $.001 per share to $.01 per share. We also allowed for the exercise of the Warrant and collected the exercise price of $100. Per the terms of the early exercise, the 10,000 common shares will be held by the Company and released upon the successful completion of the clinical study as contemplated in the original service agreement.

ASPEN PARK PHARMACEUTICALS, INC.

UNAUDITED BALANCE SHEETS

MARCH 31, 2016 AND SEPTEMBER 30, 2015

	March 31, 2016	September 30, 2015
ASSETS
Cash	$1,498,467	$569,257
Inventory	21,806	22,134
Prepaid expenses	14,000	24,241

TOTAL CURRENT ASSETS	1,534,273	615,632
TOTAL ASSETS	$1,534,273	$615,632

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$959,030	$522,039
Accrued interest—related party (Note 5)	—	53,108

TOTAL CURRENT LIABILITIES	959,030	575,147
Note payable—related party (Note 5)	—	1,250,000

TOTAL LIABILITIES	959,030	1,825,147

COMMITMENTS AND CONTINGENCIES	—	—
SHAREHOLDERS’ DEFICIT
Preferred Stock: $0.01 par value, 400,000 shares authorized, no shares issued and outstanding at March 31 2016, and September 30, 2015, respectively	—	—
Preferred Convertible Series A: $0.01 par value, liquidation value of $25 per share, 1,600,000 shares authorized, 266,000 and 166,000 shares issued and outstanding at March 31, 2016, and September 30, 2015, respectively	2,660	1,660
Common stock: $0.01 par value, 11,000,000 shares authorized; 8,010,000 and 8,000,000 shares issued at March 31, 2016 and September 30, 2015, respectively, and 7,960,000 shares outstanding at March 31, 2016, and September 30, 2015	80,000	80,000
Additional paid-in capital	2,570,304	(18,922)
Accumulated deficit	(2,077,701)	(1,272,233)
Treasury stock: at cost, 40,000 at March 31, 2016, and September 30, 2015	(20)	(20)

TOTAL SHAREHOLDERS’ DEFICIT	575,243	(1,209,515)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$1,534,273	$615,632

The accompanying notes are an integral part of these financial statements.

ASPEN PARK PHARMACEUTICALS, INC.

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

	Six Months Ended March 31,
	2016	2015
REVENUE, net	$7,797	$—
Cost of goods sold	2,740	—

GROSS PROFIT	5,057	—

EXPENSES
General and administrative	446,442	250,369
Research and development	334,271	283,864

TOTAL OPERATING EXPENSES	780,713	534,233

NET LOSS FROM OPERATIONS	(775,656)	(534,233)

OTHER EXPENSES
Interest expense—related party	29,812	21,860

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(805,468)	(556,093)
Provision for income taxes	—	—

NET LOSS	(805,468)	(556,093)
Preferred stock dividend	67,491	40,152

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(872,959)	$(596,245)

Basic and diluted weighted average common shares outstanding	7,960,000	7,994,066
Net loss per basic and diluted common shares outstanding	(0.11)	(0.07)

The accompanying notes are an integral part of these financial statements.

ASPEN PARK PHARMACEUTICALS, INC.

UNAUDITED CONDENSED STATEMENTS OF SHAREHOLDERS’ DEFICIT

FOR THE SIX MONTHS ENDED MARCH 31, 2016

	PREFERRED STOCK		COMMON STOCK		TREASURY STOCK		ADDITIONAL PAID IN CAPITAL	ACCUMULATED DEFICIT	TOTAL
	Shares	Amount	Shares	Amount	Shares	Amount
BALANCE AT SEPTEMBER 30, 2015	166,000	$1,660	8,000,000	$80,000	40,000	$(20)	$(18,922)	$(1,272,233)	$(1,209,515)

Share-based expense	—	—	—	—	—	—	7,306	—	7,306
Series A Preferred Stock issued for cash	100,000	1,000	—	—	—	—	1,249,000	—	1,250,000
Foregiveness of note payable and accrued interest	—	—	—	—	—	—	1,332,920	—	1,332,920
Net loss	—	—	—	—	—	—	—	(805,468)	(805,468)

BALANCE AT MARCH 31, 2016	266,000	$2,660	8,000,000	$80,000	40,000	$(20)	$2,570,304	$(2,077,701)	$575,243

The accompanying notes are an integral part of these financial statements.

ASPEN PARK PHARMACEUTICALS, INC.

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

	Six Months Ended March 31,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(805,468)	$(556,093)
Adjustment to reconcile net loss to net cash used in operating activities:
Share-based expense	7,306	—
Changes in operating assets and liabilities:
Inventory	328	—
Prepaid expenses	10,241	—
Accrued interest—related party (Note 5)	29,812	21,860
Accrued expenses	436,991	269,425

NET CASH USED IN OPERATING ACTIVITIES	(320,790)	(264,808)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of patent	—	(769,293)

NET CASH USED IN INVESTING ACTIVITIES	—	(769,293)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Series A preferred stock	1,250,000	2,075,000
Purchase of Treasury Stock	—	(20)

NET CASH PROVIDED BY FINANCING ACTIVITIES	1,250,000	2,074,980

NET INCREASE IN CASH	929,210	1,040,879
CASH—BEGINNING OF PERIOD	569,257	4,000

CASH—END OF PERIOD	$1,498,467	$1,044,879

SUPPLEMENTAL INFORMATION
Cash paid for interest expense	$—	$—

Cash paid for income taxes	$—	$—

Net cash paid for the acquisition of patent asset is as follows:
Patent asset acquired	$—	2,019,293
Note issued to related party (Note 5)	—	(1,250,000)

Net cash paid for the acquisition of patent asset	$—	$769,293

Net cash paid for foregiveness of note payable is as follows:
Note payable foregiven	$(1,250,000)	—
Accumulated interest foregiven on note payable	(82,920)	—
Capital contribution by shareholder	1,332,920	—

Net cash paid for foregiveness of note payable	$—	$—

The accompanying notes are an integral part of these financial statements.

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

AS OF MARCH 31, 2016

1.	BUSINESS AND ORGANIZATION

Nature of Operations

Aspen Park Pharmaceuticals, Inc. (the “Company”) was incorporated on June 9, 2014 in the State of Delaware. The Company is a privately held therapeutics company focused on the development and commercialization of pharmaceutical and consumer health products for men’s and women’s health and oncology. For men, product and product candidates are in the areas of benign prostatic hyperplasia, male infertility, amelioration of side effects of hormonal prostate cancer therapies, gout, sexual dysfunction, and prostate cancer. For women, product candidates are for advanced breast and ovarian cancer and for female sexual health. Our business is primarily focused on the development of multiple early and late stage clinical products and includes one product, PREBOOSTTM for treatment of premature ejaculation, which we commenced sales in the middle of fiscal 2015, but which we are planning to launch in the United States in the fourth quarter of fiscal 2016.

Further, the Company’s future operations are dependent on, among other factors, retaining the services of future employees and consultants, the success of the Company’s research, development, manufacturing, and marketing activities, and, ultimately, regulatory and market acceptance of the Company’s current and future products.

2.	BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, and the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information necessary for a comprehensive presentation of financial position and results of operations.

It is management’s opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made that are necessary for a fair financial statements presentation. The results for any interim period are not necessarily indicative of the results to be expected for the year. The interim condensed financial statements should be read in conjunction with the Company’s annual report for the year ended September 30, 2015, including the financial statements and notes thereto.

3.	RELATED PARTY TRANSACTIONS AND BALANCES

On March 22, 2016, the Company issued an additional 100,000 shares of Series A Preferred Stock generating proceeds of $1,250,000. Included among the investors in the Series A Preferred Stock are Harry Fisch, the Company’s Chairman, who invested $200,000, Elgar Peershcke, a member of the Company’s Board of Directors, who invested $200,000, and Alan Annex, a shareholder of the Company’s outside general counsel, who invested $100,000.

On March 22, 2016, Millennium agreed to cancel the outstanding note payable which we previously issued on November 24, 2014 as consideration for the assignment of rights to in-process research and development in the form of patent properties. See Note 5 for additional detail.

4.	GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

AS OF MARCH 31, 2016

losses since inception and has a cumulative retained deficit of $2,077,701 as of March 31, 2016 and is continuing to suffer losses through May 10, 2016. The Company requires capital for its contemplated operational activities. The Company’s ability to raise additional capital through the future issuances of common and preferred stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

5.	NOTE PAYABLE, RELATED PARTY

On March 22, 2016, Millennium agreed to cancel the outstanding note payable which we previously issued on November 24, 2014 as consideration for the assignment of rights to in-process research and development in the form of patent properties. Both the principal balance of $1,250,000 and all accrued interest of $82,920 were canceled. The Company determined that Dr. Fisch controlled both entities as defined by ASC 805 and, as such, the cancelation of the note and accrued interest totaling $1,332,920 was recorded as a capital contribution in additional paid-in capital in the Statement of Shareholders’ Deficit.

6.	INCENTIVE COMPENSATION PLAN

The Company has an incentive compensation plan (the “Plan”), the purpose of which is to attract, motivate, retain and reward high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company and its related entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value. Any shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. As of March 31, 2016, the total number of shares reserved and available for delivery under the Plan was 1,200,000 and no Plan awards were issued or outstanding.

7.	SHAREHOLDERS’ EQUITY

The Company’s authorized capital stock consists of 11,000,000 shares of common stock, par value $.01 per share, and 2,000,000 shares of preferred stock, par value $.01 per share.

Preferred Stock

On March 22, 2016, the Company issued an additional 100,000 shares of Series A Preferred Stock generating proceeds of $1,250,000. The Company had approximately $160,237 and $31,537 of undeclared Series A Preferred Stock dividends in arrears as of March 31, 2016 and 2015, respectively.

Warrants

The Company issued a warrant to Purchase 10,000 shares of Common Stock dated May 20, 2015 to Manhattan Medical Research for the development of a protocol and to conduct a phase IV Clinical Study for our

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

AS OF MARCH 31, 2016

PREBOOST product (the “Warrant”). The Warrant is exercisable until May 20, 2020 at a price of $0.001 per share. Vesting of the Warrant is contingent upon satisfactory completion and delivery of the PREBOOST clinical study.

On March 31, 2016, we amended the Warrant held by Manhattan Medical Research to correct the exercise price from $.001 per share to $.01 per share. We also allowed for the exercise of the Warrant and collected the exercise price of $100. Per the terms of the early exercise, the 10,000 common shares will be held by the Company (the “MMR Shares”) and released upon the successful completion of the clinical study as contemplated in the original service agreement. As such, the shares will be treated as issued and not outstanding, in our balance sheet as of March, 31, 2016.

The fair value of the MMR Shares is estimated using Black-Scholes option-pricing scenarios which project liquidation values for each class of stock, back-solving for the value of the Series A Preferred Stock issued in November 2014. The following table includes the assumptions used in calculating the fair value of the Warrant as of March 31, 2016:

March 31, 2016
Risk-free interest rate	1.21%
Expected dividend yield	—
Expected term (in years)	5.00
Expected volatility	100.65%

Expected term: As the back-solve method solves for the projected liquidation value based on a recent financing, we estimated the expected term input to be equivalent to our expected time to a liquidity event.

Risk-free interest rate: The risk-free interest rate is based on the rates paid on securities issued by the U.S. Treasury with a term approximating the expected time to liquidity.

Expected volatility: The expected volatility for the common stock underlying the Warrant was based on the NASDAQ Biotechnology Index, which we believe serves as a baseline indicator of volatility and average investor would expect. We also applied a multiple to the Index’s volatility because the public companies which comprise the Index are larger and more diversified than the Company.

At interim reporting periods, the Company will fair value the Warrants and recognize a ratable amount of expense relative to the expected service period. For the six months ended of March 31, 2016, the Company recognized $7,306 as expense related to the Warrant.

8.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through May 10, 2016 for potential recognition or disclosure in our condensed financial statements and have also included such events in the footnotes here

On April 1, 2016, the Company completed the purchase of a product and related intellectual property for an orally administered new powder-like formulation containing tamsulosin for the treatment of benign prostatic hyperplasia which we intend to develop into a viable product. Under the terms of the agreement, the Company

ASPEN PARK PHARMACEUTICALS, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

AS OF MARCH 31, 2016

paid $250,000 upon contract execution and will pay a total of $4,750,000 upon the achievement of certain milestones and additional installments totaling $10,000,000 payable over three years commencing on the first anniversary following the approval of the product by United States Food and Drug Administration (“FDA”). As required by the purchase agreement, we simultaneously entered into an agreement with another third-party for services related to the development of the product. The terms of the product development services include fees totaling $2,325,000 payable in installments due upon the achievement of various milestones over an estimated two-year development timeline culminating in the submission of the NDA to the FDA.

On April 6, 2016, the Company and The Female Health Company (“FHC”) announced that they had entered into a definitive merger agreement under which FHC will reincorporate as a Delaware corporation (FHC Delaware) and then the Company will become a wholly owned subsidiary of FHC Delaware. Under the terms of the merger agreement, pursuant to the reincorporation merger, each share of common stock of FHC will be converted into the right to receive one share of common stock of FHC Delaware, and then the shares of the Company’s common stock and preferred stock in the aggregate will be converted into the right to receive such number of shares of common stock of FHC Delaware that will equal 45% of the total number of outstanding shares of common stock of FHC Delaware on a fully-diluted basis following such issuance. As a result, immediately following the mergers, shareholders of FHC will hold approximately 55% of the outstanding shares of common stock of FHC Delaware and shareholders of the Company will hold approximately 45% of the outstanding shares of common stock of FHC Delaware. This 55%/45% allocation will be subject to dilution (which will be shared by the FHC shareholders and the Company’s shareholders) from the issuance by FHC Delaware after the mergers of equity awards to an FHC director and an FHC consultant and the issuance of a warrant to FHC’s financial advisor. Completion of the transaction will be considered a liquidation event as defined by the Company’s certificate of incorporation, which entitles the holders of Series A preferred stock an amount of common stock for each share of Series A Preferred Stock equal to two times the Series A Preferred Stock purchase price and any accrued, declared, and unpaid dividends. Such allocation of the liquidation consideration will be made before any distribution will be made in respect of any class of securities junior to the Series A Preferred Stock, including, without limitation, common stock. The transaction is subject to approval by FHC’s shareholders and the satisfaction of customary closing conditions. The transaction is expected to be completed in the fourth quarter of fiscal 2016.

Annex A

AGREEMENT AND PLAN OF MERGER

by and among

THE FEMALE HEALTH COMPANY,

BADGER ACQUISITION SUB, INC.,

BLUE HEN ACQUISITION, INC.

and

ASPEN PARK PHARMACEUTICALS, INC.,

dated as of April 5, 2016

A-ii

A-iii

A-iv

Exhibits

Exhibit A	–	Form of FHC Wisconsin Support Agreement
Exhibit B	–	Form of APP Consent
Exhibit C	–	Form of Lock-Up Agreement
Exhibit D	–	Form of Employment Agreement
Exhibit E-1	–	Form of FHC Delaware Sub Charter
Exhibit E-2	–	Form of FHC Delaware Sub Bylaws
Exhibit F-1	–	Form of APP Merger Sub Charter
Exhibit F-2	–	Form of APP Merger Sub Bylaws
Exhibit G	–	Form of Escrow Agreement
Exhibit H	–	Form of Shareholder Representation Letter
Exhibit I	–	Form of Registration Rights Agreement

Schedules

Schedule 2.2(a)	–	FHC Delaware Officers
Schedule 2.2(b)	–	FHC Delaware Directors
Schedule 7.15	–	FHC Delaware Equity Grants

A-v

INDEX OF DEFINED TERMS

Defined Term	Section
Action	4.10
Affiliate	11.3
Agreement	Preamble
Allocation Certificate	3.1(i)
Anti-Corruption and Anti-Bribery Laws	5.25(a)
APP	Preamble
APP Acquisition Proposal	11.3
APP Alternative Transaction	11.3
APP Awards	3.1(e)
APP Benefit Plans	4.11(a)
APP Certificate	3.2(b)
APP Certificate of Merger	1.4
APP Closing Merger Consideration	11.3
APP Common Exchange Ratio	11.3
APP Common Stock	Recital B
APP Consents	Recital G
APP Consumer Products	11.3
APP Disclosure Letter	11.3
APP Effective Time	1.4
APP Equity Awards	3.1(e)
APP Equity Plans	11.3
APP Financial Statements	4.5(a)
APP Intellectual Property	11.3
APP IP Agreements	11.3
APP IP Registrations	11.3
APP Leased Real Property	4.17
APP Material Contracts	4.16
APP Merger	Recital B
APP Merger Consideration	11.3
APP Merger Sub	Preamble
APP Merger Sub Bylaws	1.1
APP Merger Sub Charter	1.1
APP Option	11.3
APP Permits	4.8(b)
APP Preferred Stock	4.3(a)
APP Products	11.3
APP Recommendation Change	6.2(c)
APP Series A Preferred Stock	Recital B
APP Stock	Recital B
APP Stockholder Approval	4.14
APP Stockholder Notice	7.16
APP Surviving Corporation	1.2(b)
APP Third Party	11.3
Arina Agreement	11.3
Arina Agreement Assets	11.3
Average Closing Price	11.3
Basket	9.4(b)
Benefit Plan	11.3
Business Day	11.3
Cap	9.4(d)

A-vi

Defined Term	Section
CERCLA	5.24
Certificate	3.2(b)
Claim	9.3(a)
Claim Notice	9.3(a)
Closing	1.3
Closing Date	1.3
COBRA	4.11(b)
Code	Recital D
Committee	11.3
Confidentiality Agreement	6.3(b)
Contract	11.3
control	11.3
Control Notice	9.3(b)
Covered Damages	9.1
Damages	11.3
Delaware Court	11.10
Delaware Indemnified Parties	9.1
DGCL	Recital A
Disclosure Letters	11.3
Dissenting Shares	3.1(h)
Effect	11.3
Employees	7.11(a)
Employment Agreement	Recital I
Enforceability Exceptions	4.2(a)
Environmental Claim	11.3
Environmental Laws	11.3
ERISA	11.3
ERISA Affiliate	11.3
Escrow Agent	3.1(g)
Escrow Agreement	3.1(g)
Escrow Participants	11.3
Escrow Shares	11.3
Exchange Act	4.6
Exchange Agent	3.2(a)
Exchange Fund	3.2(a)
Expenses	11.3
FDA	4.9(a)
FHC Articles of Merger	1.4
FHC Certificate of Merger	1.4
FHC Delaware	1.2(a)
FHC Delaware Common Stock	Recital A
FHC Delaware Sub	Preamble
FHC Delaware Sub Bylaws	1.1
FHC Delaware Sub Charter	1.1
FHC Wisconsin	Preamble
FHC Wisconsin Acquisition Proposal	11.3
FHC Wisconsin Alternative Transaction	11.3
FHC Wisconsin Awards	3.1(d)
FHC Wisconsin Benefit Plans	5.11(a)
FHC Wisconsin Board Designees	2.2(b)
FHC Wisconsin Certificate	3.2(b)
FHC Wisconsin Class A Preferred Stock	5.3(a)

A-vii

Defined Term	Section
FHC Wisconsin Class B Preferred Stock	5.3(a)
FHC Wisconsin Common Stock	Recital A
FHC Wisconsin Disclosure Letter	11.3
FHC Wisconsin Environmental Permits	5.24
FHC Wisconsin Equity Awards	3.1(d)
FHC Wisconsin Equity Plans	11.3
FHC Wisconsin Filed SEC Documents	Article V
FHC Wisconsin Financial Advisor	5.19
FHC Wisconsin Financial Statements	5.5(b)
FHC Wisconsin Intellectual Property	11.3
FHC Wisconsin IP Agreements	11.3
FHC Wisconsin IP Registrations	11.3
FHC Wisconsin Leased Real Property	5.18
FHC Wisconsin Material Contracts	5.17
FHC Wisconsin Merger Consideration	3.1(a)
FHC Wisconsin Option	11.3
FHC Wisconsin Permits	5.8(b)
FHC Wisconsin Preferred Stock	5.3(a)
FHC Wisconsin Products	11.3
FHC Wisconsin Recommendation Change	6.3(c)
FHC Wisconsin SEC Documents	5.5(a)
FHC Wisconsin Stockholder Approval	5.15
FHC Wisconsin Stockholders Meeting	7.1(b)
FHC Wisconsin Superior Proposal	11.3
FHC Wisconsin Support Agreements	Recital F
FHC Wisconsin Third Party	11.3
Financial Advisor Engagement Letter	11.3
Foreign Corrupt Practices Act	5.25(a)
Former APP Stockholders	11.3
Fully-Diluted Basis	11.3
GAAP	11.3
General Reimbursement	10.2(d)
Governmental Entity	4.2(c)
Hazardous Materials	11.3
Health Care Laws	11.3
Indemnified Parties	7.4(a)
Intellectual Property	11.3
IRS	4.11(a)
Knowledge of APP	11.3
Knowledge of FHC Wisconsin	11.3
Law	11.3
Liens	11.3
Lock-Up Agreements	Recital H
Material Adverse Effect	11.3
Maximum Amount	7.4(b)
Measurement Date	4.3(a)
Merger Consideration	11.3
Mergers	Recital B
Multiemployer Plan	11.3
Multiple Employer Plan	11.3
NASDAQ	2.2(b)

A-viii

Defined Term	Section
New Plans	7.11(a)
OFAC	5.25(a)
Old Plans	7.11(a)
Organizational Documents	11.3
Outside Date	10.1(b)
PCAOB	4.5(a)
Permitted Liens	11.3
Person	11.3
Proxy Statement	7.1(a)
Reincorporation Effective Time	1.4
Reincorporation Merger	Recital A
Registration Rights Agreement	8.3(e)
Release	11.3
Representative	6.2(b)
Required Consents	7.3
Restraints	8.1(b)
Sarbanes-Oxley Act	5.5(a)
SEC	3.1(d)
Securities Act	5.5(a)
Specified Expenses	7.5
Stockholders’ Representative	9.6(a)
Subsidiary	11.3
Survival Period	9.2
Tax	11.3
Tax Return	11.3
Taxes	11.3
Taxing Authority	11.3
Termination Fee	10.2(b)
Third Party Claim	9.3(b)
Transaction Document	11.3
WARN Act	4.12
WBCL	Recital A
Willful Breach	11.3

A-ix

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of April 5, 2016 (this “Agreement”), by and among THE FEMALE HEALTH COMPANY, a Wisconsin corporation (“FHC Wisconsin”), BADGER ACQUISITION SUB, INC., a Delaware corporation and a direct wholly-owned Subsidiary of FHC Wisconsin (“FHC Delaware Sub”), BLUE HEN ACQUISITION, INC., a Delaware corporation and a direct wholly-owned Subsidiary of FHC Wisconsin (“APP Merger Sub”), and ASPEN PARK PHARMACEUTICALS, INC., a Delaware corporation (“APP”).

RECITALS

A. FHC Wisconsin will, upon the terms and subject to the conditions set forth herein, merge with and into FHC Delaware Sub under and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and the Wisconsin Business Corporation Law (the “WBCL”), with FHC Delaware Sub surviving such merger (the “Reincorporation Merger”) and pursuant to which each share of common stock, par value $0.01 per share, of FHC Wisconsin (the “FHC Wisconsin Common Stock”) shall be converted into the right to receive one share of common stock, par value $0.01 per share, of FHC Delaware Sub (the “FHC Delaware Common Stock”).

B. Immediately following the Reincorporation Merger, APP Merger Sub will, upon the terms and subject to the conditions set forth herein, merge with and into APP under and in accordance with the DGCL, with APP surviving such merger (the “APP Merger” and together with the Reincorporation Merger, the “Mergers”) and pursuant to which each share of common stock, par value $0.01 per share, of APP (the “APP Common Stock”) and each share of Series A Preferred Stock, par value $0.01 per share, of APP (the “APP Series A Preferred Stock” and collectively with the APP Common Stock, the “APP Stock”) shall be converted into the right to receive shares of FHC Delaware Common Stock as provided in this Agreement.

C. The respective Boards of Directors of APP and FHC Wisconsin have deemed it advisable and in the best interests of their respective corporations and stockholders that APP and FHC Wisconsin consummate the Mergers and the other transactions contemplated by this Agreement upon the terms and subject to the conditions in this Agreement.

D. For United States federal income tax purposes, it is intended that the Reincorporation Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” in respect of the Reincorporation Merger for purposes of Sections 354 and 361 the Code.

E. For United States federal income tax purposes, it is intended that the APP Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” in respect of the APP Merger for purposes of Sections 354 and 361 the Code.

F. Concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of APP to enter into this Agreement, certain stockholders of FHC Wisconsin are entering into a voting and support agreement with APP substantially in the form attached hereto as Exhibit A (the “FHC Wisconsin Support Agreements”), pursuant to which, among other things, such stockholders have irrevocably agreed, subject to the terms of the FHC Wisconsin Support Agreements, to vote all shares of FHC Wisconsin Common Stock owned by such stockholders in favor of the Mergers.

G. Concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of FHC Wisconsin to enter into this Agreement, certain stockholders of APP are executing and delivering to FHC Wisconsin a written consent pursuant to which such holders have adopted and approved this Agreement in accordance with Section 228 and Section 251(c) of the DGCL, substantially in the form attached hereto as Exhibit B (the “APP Consents”).

H. Concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of FHC Wisconsin to enter into this Agreement, certain stockholders of APP are entering into a lock-up agreement in the form attached hereto as Exhibit C (the “Lock-Up Agreements”).

I. Concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of FHC Wisconsin to enter into this Agreement, Mitchell S. Steiner, M.D. is entering into an employment agreement in the form attached hereto as Exhibit D (the “Employment Agreement”).

AGREEMENTS

In consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

FORMATION; THE MERGERS

Section 1.1 Formation of FHC Delaware Sub and APP Merger Sub. FHC Wisconsin has caused FHC Delaware Sub to be organized under the laws of the State of Delaware. FHC Wisconsin shall take, and shall cause FHC Delaware Sub to take, all requisite action to cause the certificate of incorporation of FHC Delaware Sub to be substantially in the form of Exhibit E-1 (the “FHC Delaware Sub Charter”) and the bylaws of FHC Delaware Sub to be substantially in the form of Exhibit E-2 (the “FHC Delaware Sub Bylaws”), in each case, at the Reincorporation Effective Time (as defined below) and until thereafter amended in accordance with the terms thereof and applicable Law. FHC Wisconsin has incorporated APP Merger Sub under the laws of the State of Delaware. FHC Wisconsin shall take, and shall cause FHC Delaware Sub and APP Merger Sub to take, all requisite action to cause the certificate of incorporation of APP Merger Sub to be substantially in the form of Exhibit F-1 (the “APP Merger Sub Charter”) and the bylaws of APP Merger Sub to be substantially in the form of Exhibit F-2 (the “APP Merger Sub Bylaws”), in each case, prior to the APP Effective Time (as defined below) and until thereafter amended in accordance with the terms thereof and applicable Law.

Section 1.2 The Mergers.

(a) Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL and WBCL, FHC Wisconsin shall be merged with and into FHC Delaware Sub at the Reincorporation Effective Time. Following the Reincorporation Effective Time, the separate corporate existence of FHC Wisconsin shall cease, and FHC Delaware Sub shall continue as the surviving corporation in the Reincorporation Merger (“FHC Delaware”) and shall succeed to and assume all the rights, privileges, immunities, properties, powers and franchises of FHC Wisconsin in accordance with the DGCL and WBCL.

(b) Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, APP Merger Sub shall be merged with and into APP at the APP Effective Time. Following the APP Effective Time, the separate legal existence of APP Merger Sub shall cease, and APP shall continue as the surviving entity in the APP Merger (the “APP Surviving Corporation”) and shall succeed to and assume all the rights, privileges, immunities, properties, powers and franchises of APP Merger Sub in accordance with the DGCL.

Section 1.3 Closing. The closing of the Mergers (the “Closing”) shall take place at 10:00 a.m., Milwaukee, Wisconsin time, on the third Business Day after satisfaction or waiver of all of the conditions set forth in Article VIII (other than those conditions that by their terms are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions), at the offices of Reinhart Boerner Van Deuren s.c., 1000 North

Water Street, Suite 1700, Milwaukee, Wisconsin 53202, or by exchange of documents by mail, courier or electronic transmission to the extent mutually agreed to by the parties, unless another time, date or place is agreed to in writing by the parties hereto (the date of the Closing, the “Closing Date”).

Section 1.4 Effective Times. Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the parties shall cause the Mergers to be consummated by (a)(i) filing with the Wisconsin Department of Financial Institutions Articles of Merger (the “FHC Articles of Merger”) and (ii) filing with the Delaware Secretary of State a Certificate of Merger (the “FHC Certificate of Merger”), each with respect to the Reincorporation Merger, duly executed and completed in accordance with the relevant provisions of the WBCL and DGCL, and shall make all other filings or recordings required under the WBCL and DGCL and, immediately thereafter, (b) filing with the Secretary of State of the State of Delaware a Certificate of Merger (the “APP Certificate of Merger”) with respect to the APP Merger, duly executed and completed in accordance with the relevant provisions of the DGCL, and shall make all other filings or recordings required under the DGCL. The Reincorporation Merger shall become effective at such time specified in the FHC Articles of Merger and FHC Certificate of Merger (the “Reincorporation Effective Time”) and the APP Merger shall become effective at such time specified in the APP Certificate of Merger, which time shall be immediately after the Reincorporation Effective Time (the “APP Effective Time”).

Section 1.5 Effects of the Mergers. The Mergers shall have the effects set forth in the applicable provisions of the WBCL and the DGCL. Without limiting the generality of the foregoing, and subject thereto, (a) upon the consummation of the Reincorporation Merger, all the property, rights, privileges, immunities, powers, and franchises of FHC Delaware Sub and FHC Wisconsin shall vest in FHC Delaware, and all debts, liabilities, and duties of FHC Delaware Sub and FHC Wisconsin shall become the debts, liabilities, and duties of FHC Delaware, and (b) upon the consummation of the APP Merger, all the property, rights, privileges, immunities, powers, and franchises of APP Merger Sub and APP shall vest in the APP Surviving Corporation, and all debts, liabilities, and duties of APP Merger Sub and APP shall become the debts, liabilities, and duties of the APP Surviving Corporation.

ARTICLE II

CERTAIN GOVERNANCE MATTERS

Section 2.1 Name and Trading Symbol. The parties shall cause (a) the name of FHC Delaware as of the Reincorporation Effective Time to be as shall be mutually agreed upon by FHC Wisconsin and APP prior to the Reincorporation Effective Time and (b) the ticker symbol of FHC Delaware to be reserved, prior to or as of the Reincorporation Effective Time, as shall be mutually agreed upon by APP and FHC Wisconsin prior to the Reincorporation Effective Time. Notwithstanding the foregoing, the businesses of APP Surviving Corporation shall continue to operate under the name “Aspen Park Pharmaceuticals, Inc.” and the businesses of FHC Delaware and its Subsidiaries (excluding APP Surviving Corporation) shall continue to operate under the name “The Female Health Company,” unless and until the Board of Directors of FHC Delaware following the APP Effective Time shall approve a name under which the separate businesses shall operate.

Section 2.2 Additional Governance Matters.

(a) Officers of FHC Delaware.

(i) At the APP Effective Time, the individuals set forth on Schedule 2.2(a) hereto, or any successor or substitute appointed prior to the APP Effective Time in accordance with clause (ii) below, shall become officers of FHC Delaware, serving in the respective offices set forth beside each individual’s name on the referenced schedule, until such officer’s successor shall be elected and qualified or such officer’s earlier death, resignation, retirement, disqualification or removal in accordance with the Organizational Documents of FHC Delaware.

(ii) If, before the APP Effective Time, any of the individuals set forth on Schedule 2.2(a) hereto is unable or unwilling to serve as an officer of FHC Delaware after the APP Effective Time as a result of illness, death, resignation or any other reason, then a substitute officer shall be selected, (A) if the departing officer was employed or engaged by APP prior to the APP Effective Time, by APP and (B) if the departing officer was employed or engaged by FHC Wisconsin prior to the APP Effective Time, by FHC Wisconsin.

(b) Board of Directors of FHC Delaware. At the APP Effective Time, the Board of Directors of FHC Delaware shall consist of nine directors, seven of whom are identified on Schedule 2.2(b) hereto and two of whom shall be designated by FHC Wisconsin prior to the filing of the Proxy Statement with the SEC (together with O.B. Parrish, the “FHC Wisconsin Board Designees”). If, before the APP Effective Time, any of the individuals set forth on Schedule 2.2(b) hereto is unable or unwilling to serve as a director of FHC Delaware after the APP Effective Time as a result of illness, death, resignation or any other reason, then a substitute director shall be selected as indicated on Schedule 2.2(b) hereto or by FHC Wisconsin in the case of any of the FHC Board Designees. The parties agree that each of the members of the Board of Directors of FHC Delaware, other than as set forth on Schedule 2.2(b), must qualify as an “independent director” under the listing standards of the NASDAQ Stock Market (“NASDAQ”) and the applicable rules of the SEC.

(c) Nomination of FHC Wisconsin Board Designees. FHC Delaware shall cause its Board of Directors (and any applicable committee thereof) to nominate each of the FHC Wisconsin Board Designees for election at the 2017 annual meeting of stockholders of FHC Delaware for terms ending at the 2018 annual meeting of stockholders of FHC Delaware. If, at any time after the APP Effective Time and before the 2018 annual meeting of stockholders of FHC Delaware, there is a vacancy because any of the FHC Wisconsin Board Designees is unable or unwilling to continue to serve as a director of FHC Delaware as a result of illness, death, resignation or any other reason, then a substitute director shall be selected by the remaining FHC Wisconsin Board Designees and such substitute director shall be appointed to fill such vacancy and, if such vacancy is prior to the 2017 annual meeting of stockholders of FHC Delaware, such substitute director shall be nominated for election at the 2017 annual meeting of stockholders of FHC Delaware for a term ending at the 2018 annual meeting of stockholders of FHC Delaware. The provisions of this Section 2.2(c) (i) shall survive consummation of the Mergers, and (ii) are intended to be for the benefit of, and will be enforceable by, each of the FHC Wisconsin Board Designees, including pursuant to Section 11.9.

Section 2.3 Organizational Documents; Subsidiary Arrangements.

(a) At the Reincorporation Effective Time, the Certificate of Incorporation and Bylaws of FHC Delaware Sub shall be the Certificate of Incorporation and Bylaws of FHC Delaware, in each case until thereafter amended in accordance with the provisions thereof and applicable Law.

(b) At the APP Effective Time, the Certificate of Incorporation and Bylaws of APP shall be amended to read in their entirety as the Certificate of Incorporation and Bylaws of APP Merger Sub (except that references to the name of APP Merger Sub shall be replaced by references to the name of APP Surviving Corporation), in each case until thereafter amended in accordance with the provisions thereof and applicable Law.

(c) The directors of APP Merger Sub immediately prior to the APP Effective Time shall be the directors of the APP Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of APP Merger Sub immediately prior to the APP Effective Time shall be the officers of the APP Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

ARTICLE III

EFFECT OF THE MERGERS ON THE CAPITAL STOCK OF FHC WISCONSIN AND APP; EXCHANGE OF CERTIFICATES

Section 3.1 Effect on Capital Stock of FHC Wisconsin and APP.

(a) Conversion of FHC Wisconsin Common Stock and FHC Delaware Common Stock. As of the Reincorporation Effective Time, by virtue of the Reincorporation Merger and without any action on the part of FHC Wisconsin, FHC Delaware Sub or the holders of any shares of FHC Wisconsin Common Stock (or options thereon) or FHC Delaware Common Stock:

(i) Each issued and outstanding share of FHC Wisconsin Common Stock shall be converted into the right to receive one fully paid and nonassessable share of FHC Delaware Common Stock (the “FHC Wisconsin Merger Consideration”). As of the Reincorporation Effective Time, all such shares of FHC Wisconsin Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. As of the Reincorporation Effective Time, each holder of an FHC Wisconsin Certificate representing any shares of FHC Wisconsin Common Stock shall cease to have any rights with respect thereto, except the right to receive, upon the surrender thereof the applicable FHC Wisconsin Merger Consideration in accordance with Section 3.2.

(ii) Each share of FHC Delaware Common Stock issued and outstanding immediately prior to the Reorganization Effective Time shall automatically be canceled and retired and shall cease to exist as of the Reorganization Effective Time.

(b) Conversion of APP Stock and APP Merger Sub Common Stock. As of the APP Effective Time, by virtue of the APP Merger and without any action on the part of APP, APP Merger Sub, FHC Delaware or the holders of any shares of APP Stock (or options thereon):

(i) All issued and outstanding shares of APP Stock (other than any shares of APP Stock to be canceled pursuant to Section 3.1(c) and Dissenting Shares as described in Section 3.1(h)) shall be converted into the right to receive (A) the number of fully paid and nonassessable shares of FHC Delaware Common Stock equal to the APP Closing Merger Consideration, and (B) the number of Escrow Shares, if any, distributable to the Escrow Participants upon release thereof pursuant to the Escrow Agreement. As of the APP Effective Time, all such shares of APP Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. As of the APP Effective Time, each holder of an APP Certificate representing any shares of APP Stock shall cease to have any rights with respect thereto, except the right to receive, upon the surrender thereof, the applicable portion of the APP Merger Consideration in accordance with Section 3.2, which shall be in the amount set forth opposite each such holder’s name on the Allocation Certificate and, to the extent applicable, such holder’s portion of any Escrow Shares distributable upon release thereof pursuant to the Escrow Agreement.

(ii) Each share of common stock of APP Merger Sub issued and outstanding immediately prior to the APP Effective Time shall be converted into one fully paid and nonassessable share of APP Common Stock, as the common stock of the APP Surviving Corporation, and held by the same holder thereof.

(c) Cancellation of Treasury Shares. Each share of APP Stock held in the treasury of APP immediately prior to the APP Effective Time, shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(d) Treatment of FHC Wisconsin Equity Awards.

(i) Each FHC Wisconsin Option, whether vested or unvested, that is outstanding immediately prior to the Reincorporation Effective Time shall, as of the Reincorporation Effective Time, automatically and without any action on the part of the holder thereof, be converted into an option to purchase, on the terms and conditions (including, if applicable, any continuing vesting requirements and per share exercise price) under the applicable plan and award agreement in effect immediately prior to the Reincorporation Effective Time, a number of shares of FHC Delaware Common Stock equal to the total number of shares of FHC Wisconsin Common Stock subject to such FHC Wisconsin Option immediately prior to the Reincorporation Effective Time.

(ii) At the Reincorporation Effective Time, each right of any kind, contingent or accrued, to acquire or receive shares of FHC Wisconsin Common Stock or benefits measured by the value of shares of FHC Wisconsin Common Stock, and each award of any kind consisting of shares of FHC Wisconsin Common Stock that may be held, awarded, outstanding, payable or reserved for issuance under the FHC Wisconsin Equity Plans and any other FHC Wisconsin Benefit Plan, other than the FHC Wisconsin Options (the “FHC Wisconsin Awards”), shall be converted into the right to acquire or receive, as the case may be, an equivalent number of shares of FHC Delaware Common Stock, and such FHC Wisconsin Awards shall otherwise be subject to the terms and conditions applicable to the rights under the relevant FHC Wisconsin Equity Plan or other FHC Wisconsin Benefit Plan. Similarly, all FHC Wisconsin Equity Plans and other FHC Wisconsin Benefit Plans (and awards thereunder) providing for cash payments measured by the value of shares of FHC Wisconsin Common Stock shall be deemed to refer to an equivalent number of shares of FHC Delaware Common Stock, and such cash payments shall otherwise be made on the terms and conditions applicable under the relevant FHC Wisconsin Equity Plan or other FHC Wisconsin Benefit Plan.

(iii) Effective as of the Reincorporation Effective Time, FHC Delaware shall assume (A) the FHC Wisconsin Equity Awards in accordance with the terms of this Section 3.1(d) and (B) sponsorship of each FHC Wisconsin Equity Plan, provided that references to FHC Wisconsin therein shall thereupon be deemed references to FHC Delaware and references to FHC Wisconsin Common Stock therein shall be deemed references to FHC Delaware Common Stock with appropriate equitable adjustments to reflect the transactions contemplated by this Agreement.

(iv) Prior to the Reincorporation Effective Time, the Board of Directors of FHC Wisconsin or the appropriate committee thereof shall adopt resolutions providing for the treatment of the FHC Wisconsin Options and FHC Wisconsin Awards (collectively, the “FHC Wisconsin Equity Awards”), and the FHC Wisconsin Equity Plans as contemplated by this Section 3.1(d).

(v) As soon as practicable after the Reincorporation Effective Time, FHC Delaware shall prepare and file with the Securities and Exchange Commission (the “SEC”) a Form S-8 (or file such other appropriate form) registering a number of shares of FHC Delaware Common Stock necessary to fulfill FHC Delaware’s obligations under this Section 3.1(d). FHC Delaware shall take all corporate action necessary to reserve for issuance a sufficient number of shares of FHC Delaware Common Stock for delivery with respect to the FHC Wisconsin Equity Awards assumed by it in accordance with this Section 3.1(d).

(e) Treatment of APP Equity Awards.

(i) Each APP Option, whether vested or unvested, that is outstanding immediately prior to the APP Effective Time shall, as of the APP Effective Time, automatically and without any action on the part of the holder thereof, be converted into an option to purchase, on the terms and conditions (including, if applicable, any continuing vesting requirements) under the applicable plan and award agreement in effect immediately prior to the APP Effective Time, (A) that number of shares of FHC Delaware Common Stock, rounded down to the nearest whole share, equal to the product determined by multiplying (I) the total number of shares of APP Common Stock subject to such APP Option immediately prior to the APP Effective Time by (II) the APP Common Exchange Ratio, (B) at a per-share exercise price, rounded up to the nearest whole cent, equal to the quotient determined by dividing (I) the exercise price per share of APP Common Stock at which such APP Option was exercisable immediately prior to the APP Effective Time by (II) the APP Common Exchange Ratio.

(ii) At the APP Effective Time, each right of any kind, contingent or accrued, to acquire or receive shares of APP Common Stock or benefits measured by the value of shares of APP Common Stock, and each award of any kind consisting of shares of APP Common Stock that may be held, awarded, outstanding, payable or reserved for issuance under the APP Equity Plans and any other APP Benefit Plan, other than the APP Options (the “APP Awards”), shall be converted into the right to acquire or receive, as the case may be, the number of shares of FHC Delaware Common Stock equal to the product (rounded down to the nearest whole number) determined by multiplying (A) the total number of shares of APP Common Stock subject to such APP Award immediately prior to the APP Effective Time by (B) the APP Common Exchange Ratio, and such APP Awards shall otherwise be subject to the terms and conditions applicable to the rights under the relevant APP Equity Plan or other APP Benefit Plan. Similarly, all APP Equity Plans and other APP Benefit Plan (and awards thereunder) providing for cash payments measured by the value of shares of APP Common Stock shall be deemed to refer to the number of shares of FHC Delaware Common Stock equal to the product determined by multiplying such shares of APP Common Stock by the APP Common Exchange Ratio, and such cash payments shall otherwise be made on the terms and conditions applicable under the relevant APP Equity Plan or other APP Benefit Plan.

(iii) Effective as of the APP Effective Time, FHC Delaware shall assume (A) the APP Equity Awards in accordance with the terms of this Section 3.1(e) and (B) sponsorship of each APP Equity Plan, provided that references to APP therein shall thereupon be deemed references to FHC Delaware and references to APP Common Stock therein shall be deemed references to FHC Delaware Common Stock with appropriate equitable adjustments to reflect the transactions contemplated by this Agreement.

(iv) Prior to the APP Effective Time, the Board of Directors of APP or the appropriate committee thereof shall adopt resolutions providing for the treatment of the APP Options and APP Awards (collectively, the “APP Equity Awards”) and the APP Equity Plans as contemplated by this Section 3.1(e).

(v) As soon as practicable after the APP Effective Time, FHC Delaware shall prepare and file with the SEC a Form S-8 (or file such other appropriate form) registering a number of shares of FHC Delaware Common Stock necessary to fulfill FHC Delaware’s obligations under this Section 3.1(e). FHC Delaware shall take all corporate action necessary to reserve for issuance a sufficient number of shares of FHC Delaware Common Stock for delivery with respect to the APP Equity Awards assumed by it in accordance with this Section 3.1(e).

(f) [Intentionally Deleted]

(g) Escrow Shares. Immediately prior to the APP Effective Time, the Stockholders’ Representative, FHC Delaware and the Committee shall enter into an escrow agreement substantially in the form of Exhibit G attached hereto (the “Escrow Agreement”) with an escrow agent (the “Escrow Agent”) reasonably acceptable to the Stockholders’ Representative and FHC Wisconsin. At the APP Effective Time, FHC Delaware shall deposit, or shall cause to be deposited, with the Escrow Agent, certificates or book entry-shares representing outstanding shares of FHC Delaware Common Stock in Escrow Agent’s account representing the Escrow Shares. The Escrow Shares shall be held and distributed to the Escrow Participants pursuant to the Escrow Agreement, with 75% of the Escrow Shares subject to release on the sixth-month anniversary of the Closing Date and the other 25% of the Escrow Shares subject to release on the one-year anniversary of the Closing Date, in each case as and to the extent provided in the Escrow Agreement (including any provisions in the Escrow Agreement not to release Escrow Shares in connection with any Claims).

(h) Dissenters’/Appraisal Rights.

(i) In accordance with Section 180.1302(4) of the WBCL, no dissenters’ rights shall be available to holders of FHC Wisconsin Common Stock in connection with the Reincorporation Merger if the shares of FHC Wisconsin Common Stock are listed on NASDAQ on the record date for the FHC Wisconsin Stockholders Meeting.

(ii) Notwithstanding anything in this Agreement to the contrary, shares of APP Stock issued and outstanding immediately prior to the APP Effective Time that are held by any holder who has not voted in favor of the APP Merger and who is entitled to demand and properly demands appraisal of such shares pursuant to Section 262 of the DGCL (“Dissenting Shares”) shall not be converted into the right to receive the APP Merger Consideration, unless and until such holder shall have failed to perfect, or shall have effectively withdrawn or lost, such holder’s right to appraisal under the DGCL. Dissenting Shares shall be treated in accordance with Section 262 of the DGCL. If any such holder fails to perfect or withdraws or loses any such right to appraisal, each such share of APP Stock of such holder shall thereupon be converted into and become exchangeable only for the right to receive, as of the later of the APP Effective Time and the time that such right to appraisal has been irrevocably lost, withdrawn or expired, the APP Merger Consideration in accordance with Section 3.1(b). Notwithstanding anything to the contrary in this Section 3.1(h), if this Agreement is terminated prior to the APP Effective Time, then the right of any stockholder to be paid the fair value of such stockholder’s Dissenting Shares pursuant to Section 262 of the DGCL will cease. APP shall deliver prompt notice to FHC Wisconsin of any demands for appraisal of any shares of APP Stock, attempted withdrawals of such notices or demands and any other instruments received by APP relating to rights to appraisal, and FHC Wisconsin shall have the right to participate in all negotiations and proceedings with respect to such demands. APP shall not, without the prior written consent of FHC Wisconsin, such consent not to be unreasonably withheld, conditioned or delayed, make any payment with respect to, settle or offer to settle any such demands.

(iii) Each dissenting stockholder who becomes entitled under the Section 262 of the DGCL to payment for Dissenting Shares shall receive payment therefor after the APP Effective Time in accordance with Section 3.2 (but only after the amount thereof shall have been agreed upon or finally determined pursuant to Section 262 of the DGCL), and such shares of APP Stock shall be canceled.

(i) Allocation Certificate. At or prior to the Closing, APP’s Chief Executive Officer shall execute and deliver a certificate (the “Allocation Certificate”) certifying as of the APP Effective Time, as to (a) the identity and address of each record holder of shares of each class and series of capital stock of APP and the number of shares of each such class and series held by such holder, and (b) the amount of APP Merger Consideration, as applicable, payable to each such holder. APP covenants that the allocation of the APP Merger Consideration set forth in the Allocation Certificate shall be calculated in accordance with all applicable terms of the Organizational Documents of APP.

Section 3.2 Exchange of Shares and Certificates.

(a) Exchange Agent. Prior to the Reincorporation Effective Time, APP and FHC Wisconsin shall mutually designate a bank, trust company or nationally recognized stockholder services provider (the “Exchange Agent”) for the purpose of exchanging, in accordance with this Article III, Certificates for the applicable Merger Consideration. In addition, at or prior to the applicable Effective Time, FHC Delaware shall deposit or cause to be deposited with the Exchange Agent for the benefit of the holders of shares of FHC Wisconsin Common Stock and the holders of shares of APP Stock evidence of shares of FHC Delaware Common Stock representing the aggregate amount of shares of FHC Delaware Common Stock sufficient to deliver the FHC Wisconsin Merger Consideration and the APP Closing Merger Consideration (such shares, together any dividends or distributions with respect thereto, hereinafter, the “Exchange Fund”). FHC Delaware shall cause the Exchange Agent to deliver the FHC Wisconsin Merger Consideration and APP Closing Merger Consideration to be issued pursuant to Section 3.1 out of the Exchange Fund.

(b) Exchange Procedures. As soon as reasonably practicable after the applicable Effective Time, but in any event within five Business Days thereafter, FHC Delaware shall cause the Exchange Agent to mail to each holder of record of a certificate (an “APP Certificate”) that immediately prior to the APP Effective Time represented outstanding shares of APP Stock, and to each holder of record of a certificate or evidence of shares in book entry form (an “FHC Wisconsin Certificate” and, together with an APP Certificate, a “Certificate”) that immediately prior to the Reincorporation Effective Time represented outstanding shares of FHC Wisconsin

Common Stock, whose shares were converted into the right to receive the applicable Merger Consideration, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent or in the case of shares held in book entry form, upon adherence to the procedures set forth in such letter of transmittal, and which shall be in such form and have such other provisions as FHC Delaware may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the applicable Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by FHC Delaware, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor that applicable Merger Consideration that such holder has the right to receive pursuant to the provisions of this Article III, and the Certificate so surrendered shall forthwith be canceled. If any portion of the applicable Merger Consideration is to be registered in the name of a Person other than the Person in whose name the applicable surrendered Certificate is registered, it shall be a condition to the registration of such Merger Consideration that the surrendered Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such delivery of such Merger Consideration shall pay to the Exchange Agent any transfer or other taxes required by reason of such registration in the name of a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.2, each Certificate shall be deemed at any time after the applicable Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration. No interest shall be paid or shall accrue for the benefit of holders of Certificates on the applicable Merger Consideration payable upon the surrender of Certificates.

(c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to FHC Delaware Common Stock with a record date after the applicable Effective Time shall be paid to the holder of any unsurrendered or uncanceled Certificate with respect to any shares of FHC Delaware Common Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 3.2(e), in each case until the surrender or cancellation of such Certificate in accordance with this Article III. Subject to the effect of applicable Law, following surrender or cancellation of any such Certificate, there shall be paid to the holder of shares of FHC Delaware Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of FHC Delaware Common Stock to which such holder is entitled pursuant to Section 3.2(e) and the amount of dividends or other distributions with a record date after the applicable Effective Time theretofore paid with respect to such shares of FHC Delaware Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the applicable Effective Time but prior to such surrender or cancellation and a payment date subsequent to such surrender or cancellation payable with respect to such shares of FHC Delaware Common Stock.

(d) No Further Ownership Rights in APP Stock and FHC Wisconsin Common Stock. All shares of FHC Delaware Common Stock issued upon the surrender or cancellation for exchange of Certificates in accordance with the terms of this Article III shall be deemed to have been issued (and paid) (together with any cash paid pursuant to this Section 3.2) in full satisfaction of all rights pertaining to the shares of APP Stock or FHC Wisconsin Common Stock, as applicable, theretofore represented by such Certificates, and there shall be no further registration of transfers on the stock transfer books of the APP Surviving Corporation of the shares of APP Stock that were outstanding immediately prior to the APP Effective Time, or FHC Delaware of the shares of FHC Wisconsin Common Stock that were outstanding immediately prior to the Reincorporation Effective Time. If, after the APP Effective Time, Certificates are presented to FHC Delaware or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Article III, except as otherwise provided by applicable Law.

(e) Fractional Shares. No fractional shares of FHC Delaware Common Stock shall be issued upon the surrender for exchange of Certificates. All fractional shares of FHC Delaware Common Stock that a holder of APP Stock would otherwise be entitled to receive as a result of the APP Merger shall be aggregated and if a fractional share results from such aggregation, such holder shall be entitled to receive, in lieu thereof, an amount in cash, without interest, determined by multiplying such fractional share by the Average Closing Price. Prior to the APP Effective Time, FHC Wisconsin shall ensure that there is deposited with the Exchange Agent and shall cause the Exchange Agent to make available in accordance with this Agreement such amounts to such former holders of APP Stock. The parties acknowledge that payment of the cash consideration in lieu of issuing fractional shares was not separately bargained-for consideration but merely represents a mechanical rounding off for purposes of avoiding the expense and inconvenience to FHC Delaware that would otherwise be caused by the issuance of fractional shares.

(f) Return of Merger Consideration. Any portion of the FHC Wisconsin Merger Consideration or APP Closing Merger Consideration made available to the Exchange Agent pursuant to Section 3.2(a) that remains undistributed to the holders of the Certificates for one year after the applicable Effective Time shall be delivered to FHC Delaware, upon demand, and any holders of the Certificates who have not theretofore complied with this Article III shall thereafter be entitled to look only to FHC Delaware for payment of their claim for any shares of FHC Delaware Common Stock, any cash in lieu of fractional shares of FHC Delaware Common Stock and any dividends or distributions with respect to FHC Delaware Common Stock.

(g) No Liability. None of APP, FHC Wisconsin, FHC Delaware Sub, APP Merger Sub, the APP Surviving Corporation, FHC Delaware, the Exchange Agent or the Escrow Agent shall be liable to any Person in respect of any portion of the Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate has not been surrendered prior to seven years after the applicable Effective Time, or immediately prior to such earlier date on which any shares of FHC Delaware Common Stock, any cash in lieu of fractional shares of FHC Delaware Common Stock or any dividends or distributions with respect to FHC Delaware Common Stock in respect of such Certificate would otherwise escheat to or become the property of any Governmental Entity, any such shares, cash, dividends or distributions in respect of such Certificate shall, to the extent permitted by applicable Law, become the property of FHC Delaware, free and clear of all claims or interests of any Person previously entitled thereto.

(h) Investment of Merger Consideration. The Exchange Agent shall invest any cash included in the Exchange Fund as directed by FHC Delaware, provided, that no losses on such investments shall affect the cash payable to former holders of shares of APP Stock pursuant to this Article III. Any interest and other income resulting from such investments shall be paid to FHC Delaware.

(i) Withholding Rights. Each of the parties hereto, the Exchange Agent and the Escrow Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law, as determined by the parties in good faith. To the extent that amounts are so deducted and withheld or paid over to or deposited with the relevant Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

(j) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by FHC Delaware or the Exchange Agent, the posting by such Person of a bond in such reasonable amount as FHC Delaware or the Exchange Agent, as applicable, may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration with respect to the shares of APP Stock or shares of FHC Wisconsin Common Stock, as applicable, formerly represented thereby, any cash in lieu of fractional shares of FHC Delaware Common Stock, and unpaid dividends and distributions on shares of FHC Delaware Common Stock deliverable in respect thereof, pursuant to this Agreement.

Section 3.3 [Intentionally Deleted.]

Section 3.4 Further Assurances. If, at any time any party hereto reasonably believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Mergers or to carry out the purposes and intent of this Agreement at the applicable Effective Time, then FHC Wisconsin, APP, FHC Delaware and the APP Surviving Corporation and their respective officers and directors shall execute and deliver all such proper instruments, deeds, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Mergers and to carry out the purposes and intent of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF APP

APP represents and warrants to FHC Wisconsin as follows:

Section 4.1 Organization, Standing and Corporate Power. Each of APP and its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized and has the requisite corporate or other power, as the case may be, and authority to carry on its business as now being conducted. Each of APP and its Subsidiaries is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on APP. APP has delivered to or made available to FHC Wisconsin prior to the date of this Agreement true and complete copies of its Organizational Documents, as amended or restated, and such Organizational Documents are in full force and effect.

Section 4.2 Corporate Authority; Non-contravention.

(a) APP has all requisite corporate power and authority to enter into this Agreement and the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Transaction Documents to which it is a party by APP and the consummation by APP of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of APP. The Board of Directors of APP (at a meeting duly called and held) has, by the unanimous vote of all directors of APP: (i) determined that entering this Agreement and consummating the transactions contemplated hereby, including the APP Merger, are advisable and fair to, and in the best interests of, APP and its stockholders; (ii) authorized and approved the execution, delivery and performance of this Agreement by APP and approved the APP Merger; and (iii) recommended the adoption and approval of this Agreement by the holders of APP Stock, and such resolutions have not been rescinded, modified or withdrawn in any way. This Agreement and the Transaction Documents to which APP is a party have been duly executed and delivered by APP and, assuming the due authorization, execution and delivery of this Agreement and such Transaction Documents by the other parties thereto, this Agreement and such Transaction Documents constitute the legal, valid and binding obligation of APP, enforceable against APP in accordance with their respective terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, examinership, fraudulent transfer, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting or relating to the enforcement of creditors’ rights generally and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”).

(b) Except as set forth in Section 4.2(b) of the APP Disclosure Letter, the execution and delivery of this Agreement and the Transaction Documents to which APP is a party do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions of this Agreement and such Transaction Documents shall not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever (collectively, “Liens”) upon any of the properties or assets of APP or any of its Subsidiaries, under (i) the Organizational Documents of APP or any of its Subsidiaries, (ii) any APP Material Contract or APP Permit or (iii) subject to the governmental filings and other matters referred to in Section 4.2(c) below, any applicable Law.

(c) Except as set forth in Section 4.2(c) of the APP Disclosure Letter, no consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any federal, state, local, foreign or supranational government, any court, administrative, regulatory or other governmental agency, commission or authority, any arbitrator or any non-governmental self-regulatory agency, commission or authority (a “Governmental Entity”) is required by or with respect to APP or any of its Subsidiaries in connection with the execution and delivery of this Agreement or any of the Transaction Documents to which APP is a party by APP or the consummation by APP of the transactions contemplated hereby or thereby, except for the filing of the APP Certificate of Merger with the Secretary of State of the State of Delaware.

Section 4.3 Capital Structure.

(a) The authorized capital stock of APP consists of 11,000,000 shares of APP Common Stock and 2,000,000 shares of preferred stock, $0.01 par value per share (the “APP Preferred Stock”), of which 1,600,000 shares are designated as Series A Preferred Stock. At the close of business on April 1, 2016 (the “Measurement Date”), (i) 7,970,000 shares of APP Common Stock were issued and outstanding, (ii) 40,000 shares of APP Common Stock were held by APP in its treasury, (iii) 266,000 shares of APP Series A Preferred Stock were issued and outstanding and no other shares of APP Preferred Stock were issued or outstanding, and (iv) zero shares of APP Common Stock were subject to issuance pursuant to APP Options.

(b) Section 4.3(b) of the APP Disclosure Letter sets forth, as of the date hereof, (i) the name of each Person that is the owner of any shares of APP Common Stock or APP Preferred Stock and the number of shares of APP Common Stock or APP Preferred Stock owned by such Person and (ii) a list of all holders of outstanding APP Equity Awards, including the number of shares of APP Common Stock subject to each such APP Equity Award, the grant date, exercise price (if applicable) and vesting schedule for such APP Equity Award, the extent to which such APP Equity Award is vested and exercisable (if applicable) and the date on which such APP Equity Award expires (if applicable). Each APP Equity Award was granted in compliance with all applicable Laws and all of the terms and conditions of the applicable plan and award agreement pursuant to which it was issued. Each APP Option was granted with an exercise price per share equal to or greater than the fair market value of the underlying shares on the date of grant and has a grant date identical to the date on which the Board of Directors of APP or compensation committee actually awarded such APP Option. Each APP Equity Award qualifies for the tax and accounting treatment afforded to such APP Equity Award in APP’s tax returns and APP’s financial statements, respectively, and does not trigger any liability for the holder of such APP Equity Award under Section 409A of the Code. APP has heretofore provided or made available to FHC Wisconsin (or FHC Wisconsin’s Representatives) true and complete copies of the standard form of grant agreement for each APP Equity Award and any grant agreements that differ from such standard form.

(c) All outstanding shares of capital stock of APP are, and all shares of capital stock of APP that may be issued as permitted by this Agreement or the Transaction Documents or otherwise shall be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. All issued and outstanding shares of APP Common Stock and APP Preferred Stock and all APP Equity Awards were issued in compliance with applicable Law. Except as set forth in this Section 4.3, (i) there are not issued or outstanding (A) any shares of capital stock or other voting securities of APP, (B) any securities of APP or any of its Subsidiaries convertible into or exchangeable or exercisable for, or based upon the value of, shares of capital stock or voting securities of APP or (C) any warrants, calls, options or other rights to acquire from APP or any of its Subsidiaries (including any subsidiary trust), or obligations of APP or any of its Subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable or exercisable for, or based upon the value of, capital stock or voting securities of APP, and (ii) there are no outstanding obligations of APP or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities. Except as set forth in Section 4.3(c) of the APP Disclosure Letter, there are no unpaid accumulated dividends with respect to the APP Preferred Stock, whether or not declared, on the APP Preferred Stock. All distributions, dividends, repurchases and redemptions of the capital stock (or other equity interests) of APP were undertaken in compliance with the Organizational Documents of APP then in effect, any agreement to which APP then was a party and in compliance with applicable Law.

(d) There are no voting trusts or other agreements or understandings to which APP or any of its Subsidiaries is a party with respect to the voting of the capital stock or other equity interest of APP or its Subsidiaries. Except as set forth in Section 4.3(d) of the APP Disclosure Letter, neither APP nor any of its Subsidiaries has granted any preemptive rights, anti-dilutive rights or rights of first refusal, registration rights or similar rights with respect to its shares of capital stock that are in effect.

Section 4.4 Subsidiaries. APP does not own or have any interest in any shares of, or otherwise have an ownership or equity interest in, any other Person.

Section 4.5 Financial Statements; Undisclosed Liabilities.

(a) The following financial statements (including all related notes and schedules) of APP are attached to Section 4.5(a) of the APP Disclosure Letter (the “APP Financial Statements”): (i) audited financial statements consisting of balance sheets as of September 30, 2015 and 2014 and statements of operations, changes in shareholders’ equity and cash flows for the year ended September 30, 2015 and the period beginning June 9, 2014 (date of inception) to September 30, 2014, together with the related notes to the audited financial statements and the auditor’s reports thereon, and (ii) unaudited financial statements consisting of balance sheets as of December 31, 2015 and 2014 and statements of operations, changes in shareholders’ equity and cash flows for the three months ended December 31, 2015 and 2014, together with the related notes to the unaudited financial statements. The APP Financial Statements were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of APP and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which are not material and to any other adjustments described therein, including the notes thereto). The accounting firm which expressed its opinion with respect to the APP Financial Statements described in the foregoing Subsection (i) is duly registered with the Public Company Accounting Oversight Board (the “PCAOB”), and was throughout the periods covered by such APP Financial Statements as to which such firm issued an opinion or anticipates issuing an opinion, as applicable, “independent” with respect to APP within the meaning of the applicable rules and regulations of the SEC and the PCAOB.

(b) Except (i) as reflected or reserved against in APP’s unaudited balance sheet as of December 31, 2015 (or the notes thereto) as included in Section 4.5(b) of the APP Disclosure Letter, (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2015, (iii) for liabilities and obligations incurred in connection with or contemplated by this Agreement or the Transaction Documents and (iv) as set forth in Section 4.5(b) of the APP Disclosure Letter, neither APP nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required by GAAP to be reflected on a consolidated balance sheet of APP and its Subsidiaries (or in the notes thereto).

Section 4.6 Information Supplied. None of the information supplied or to be supplied by APP specifically for inclusion in the Proxy Statement will, at the date it is first mailed to FHC Wisconsin’s stockholders or at the time of the FHC Wisconsin Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to APP or other information supplied by APP, will comply as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 4.7 Absence of Certain Changes or Events.

(a) Except as set forth in Section 4.7(a) of the APP Disclosure Letter, from October 1, 2015, through the date of this Agreement, other than with respect to the transactions contemplated hereby, the businesses of APP and its Subsidiaries have been conducted in all material respects in the ordinary course of business in a manner consistent with past practice, except in connection with this Agreement and the Transaction Documents and the discussions, negotiations, actions and transactions related thereto.

(b) Except as set forth in Section 4.7(b) of the APP Disclosure Letter, since October 1, 2015, there have been no Effects that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect on APP.

Section 4.8 Compliance with Applicable Laws; Outstanding Orders.

(a) APP and its Subsidiaries are in compliance with the requirements of all applicable Laws applicable to or pertaining to their respective properties or business operations (including, without limitation, the Occupational Safety and Health Act of 1970 and the Americans with Disabilities Act of 1990), except where any such non-compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on APP. Neither APP nor any of its Subsidiaries has received written notice to the effect that is operations are not in compliance with any of the requirements of applicable federal, state, or local environmental, health and safety statutes and regulations or is the subject to any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, where any such non-compliance or remedial action, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on APP.

(b) Except as set forth in Section 4.8(b) of the APP Disclosure Letter, APP, its Subsidiaries and employees hold all permits, licenses, variances, exemptions, orders, registrations and approvals of all Governmental Entities, including any Environmental Permits that are required for the operation of the businesses of APP and its Subsidiaries as currently conducted (the “APP Permits”). Except as set forth in Section 4.8(b) of the APP Disclosure Letter, APP and its Subsidiaries are, and at all times since inception have been, in compliance in all material respects with the terms of the APP Permits and all applicable Laws, including any Environmental Laws, relating to APP and its Subsidiaries or their respective businesses or properties. Neither APP nor any of its Subsidiaries is subject to any outstanding Action, order, injunction or decree.

Section 4.9 Compliance with Health Care Laws.

(a) APP is, and at all times since inception has been, in compliance in all material respects with all applicable Health Care Laws. APP has not received any written notice, charge, assertion or other communication from the United States Food and Drug Administration (the “FDA”) or any other Governmental Entity alleging any violation of any Health Care Law.

(b) The APP Consumer Products are in material compliance with the requirements of all applicable final or tentative Over-the-Counter Monographs published by the FDA and, in their current form, may be marketed and sold to consumers in the United States.

(c) None of the APP Products have received marketing approval from any Governmental Entity. Except as set forth in Section 4.9(c) of the APP Disclosure Letter, neither APP, nor any Person acting on behalf of APP, has: (i) conducted any clinical trials on any APP Products or (ii) received any written notice that the FDA or any other Governmental Entity or institutional review board has initiated, or threatened to initiate, any clinical hold or other action to suspend any planned clinical trial or otherwise restrict any research or study related to any APP Product.

(d) APP has delivered or made available to FHC Wisconsin all of the following which bear in any material way on APP’s compliance with any Health Care Law or on the likelihood or timing of approval of any APP Product: (i) all correspondence and meeting minutes received from or sent to the FDA and any other similar Governmental Entity, (ii) written reports of all phone conversations, visits or other contact with the FDA and any other similar Governmental Entity, including any and all notices of inspectional observations, APP responses thereto, related Warning Letters, and Establishment Inspection Reports and (iii) any other documents received by APP from the FDA or any similar Governmental Entity, and APP responses thereto.

(e) None of APP, or any officer, employee or agent of APP has made an untrue statement of a material fact or fraudulent statement to the FDA or any similar Governmental Entity, failed to disclose a material fact required to be disclosed to the FDA or any similar Governmental Entity, or committed any act, made any statement, or failed to make any statement, that would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Fact, Bribery, and Illegal Gratuities,” set forth in 56 Fed. Reg. 46191 (September 10, 1991). Neither APP nor any officer, employee or agent of APP has been convicted of any crime or engaged in any conduct that would reasonably be expected to result in or that has resulted in (i) debarment under 21 U.S.C. 335a or any similar applicable Law or (ii) exclusion from participating in the federal health care programs under 1128 of the Social Security Act or any similar applicable Law.

Section 4.10 Litigation. There is no claim, action, suit, investigation or proceeding (each, an “Action”) pending against or, to the Knowledge of APP, threatened against or affecting APP or any of its Subsidiaries or any of their respective properties or any of their respective officers or directors before any Governmental Entity.

Section 4.11 Benefit Plans.

(a) Section 4.11(a) of the APP Disclosure Letter sets forth a true and complete list of each Benefit Plan that APP or any of its Subsidiaries maintains, to which APP or any of its Subsidiaries contributes or as to which APP or any of its Subsidiaries has any liability (the “APP Benefit Plans”). With respect to each APP Benefit Plan, APP has made available to FHC Wisconsin complete and accurate copies of (i) such APP Benefit Plan and, to the extent applicable, summary plan description thereof, (ii) each trust, insurance, annuity or other funding contract related thereto, (iii) the most recent audited financial statements and actuarial or other valuation reports prepared with respect thereto, (iv) the most recent annual report on Form 5500 required to be filed with the Internal Revenue Service (the “IRS”) with respect thereto, (v) the most recently received IRS determination letter or opinion in the case of any APP Benefit Plan that is intended to be qualified under Section 401(a) of the Code, (vi) any summary plan descriptions, summaries of material modifications, employee handbooks and any other written communications (or a description of any oral communications) relating to any APP Benefit Plan; and (vii) material notices, letters or other correspondence to or from the IRS, Department of Labor, Pension Benefit Guaranty Corporation or other Governmental Entity relating to any APP Benefit Plan.

(b) (i) Each of the APP Benefit Plans has been operated and administered in compliance with its terms and in accordance with applicable Law, including ERISA, the Code and in each case the regulations thereunder; (ii) no APP Benefit Plan provides welfare benefits, including death or medical benefits (whether or not insured), with respect to current or former employees or directors of APP or its Subsidiaries beyond their retirement or other termination of service, other than coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), or comparable Law; (iii) all contributions or other amounts payable by APP or its Subsidiaries as of the APP Effective Time pursuant to each APP Benefit Plan in respect of current or prior plan years have been timely paid or, to the extent not yet due, have been accrued in accordance with GAAP; (iv) neither APP nor any of its Subsidiaries has engaged in a transaction in connection with which APP or its Subsidiaries could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code; and (v) there are no pending, or to the Knowledge of APP, threatened in writing or anticipated claims, actions, investigations or audits (other than routine claims for benefits) by, on behalf of or against any of the APP Benefit Plans or any trusts related thereto.

(c) None of APP, any of its Subsidiaries or any of their respective ERISA Affiliates contributes to or is obligated to contribute to, or has contributed to, or was obligated to contribute to, a Multiemployer Plan or Multiple Employer Plan, and none of APP, any of its Subsidiaries or any of their respective ERISA Affiliates has withdrawn in a complete or partial withdrawal from any Multiemployer Plan or incurred any liability under Section 4202 of ERISA.

(d) Each of the APP Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code, (i) is so qualified and there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such plan and (ii) has received a favorable determination letter or opinion letter as to its qualification.

(e) Neither the execution and delivery of this Agreement or any of the Transaction Documents to which APP is a party nor the consummation of the transactions contemplated hereby or thereby (either alone or in conjunction with any other event) will (i) result in any payment (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former director or any employee of APP or its Subsidiaries under any APP Benefit Plan or otherwise, (ii) increase any benefits otherwise payable under any APP Benefit Plan or (iii) result in any acceleration of the time of payment, funding or vesting of any such benefits.

(f) No Person is entitled to receive any additional payment (including any Tax gross-up or other payment) from APP or any of its Subsidiaries as a result of the imposition of the excise Taxes required by Section 4999 of the Code or any Taxes required by Section 409A of the Code.

(g) Each individual who is classified by APP as an independent contractor has been properly classified for purposes of participation and benefit accrual under each APP Benefit Plan.

Section 4.12 Labor and Employment Matters. Neither APP nor any of its Subsidiaries has received written notice since inception of the intent of any Governmental Entity responsible for the enforcement of labor, employment, occupational health and safety or workplace safety and workers compensation insurance Laws to conduct an investigation of APP or any of its Subsidiaries and, to the Knowledge of APP, no such investigation is in progress. (a) There are no (and have not been since inception) strikes or lockouts with respect to any employees of APP or any of its Subsidiaries, (b) to the Knowledge of APP, there is no (and has not been since inception) union organizing effort pending or threatened in writing against APP or any of its Subsidiaries, (c) there is no (and has not been since inception) unfair labor practice, labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or, to the Knowledge of APP, threatened in writing against APP or any of its Subsidiaries, (d) there is no (and has not been since inception) slowdown, or work stoppage in effect or, to the Knowledge of APP, threatened in writing, with respect to any employees of APP or any of its Subsidiaries, and (e) to the Knowledge of APP, neither APP nor any of its Subsidiaries has, or is reasonably expected to have, any liabilities under the Worker Adjustment and Retraining Act of 1988 or any similar applicable Law (the “WARN Act”). APP and each of its Subsidiaries is in material compliance with all applicable Law respecting employment and employment practices, terms and conditions of employment, wages and hours and occupational safety and health (including, without limitation, classifications of service providers as employees and/or independent contractors).

Section 4.13 Taxes.

(a) (i) All Tax Returns required to be filed by APP and its Subsidiaries, have been timely filed (taking into account any extensions), (ii) all such Tax Returns are or will be true, complete and correct in all material respects, (iii) all Taxes shown as due and payable on such Tax Returns, and all Taxes (whether or not reflected on such Tax Returns) required to have been paid by APP and its Subsidiaries have been paid or appropriate reserves have been recorded in the APP Financial Statements, (iv) all Taxes of APP or its Subsidiaries for any taxable period (or a portion thereof) beginning on or prior to the Closing Date (which are not yet due and payable) have, to the extent relevant or required, been properly reserved for in the APP Financial Statements and (v) APP and its Subsidiaries have duly and timely withheld all Taxes required to be withheld in compliance in all material respect with applicable Law with respect to amounts paid or owing to employees, independent contractors, creditors, stockholders or third parties, and such withheld Taxes have been either duly and timely paid to the proper Taxing Authority or properly set aside in accounts for such purpose.

(b) No written agreement or other written document waiving or extending, or having the effect of waiving or extending, the statute of limitations or the period of assessment or collection of any Taxes relating to APP or any of its Subsidiaries has been filed or entered into with any Taxing Authority, and no power of attorney with respect to any such Taxes has been granted to any Person which remains in effect.

(c) (i) No audits or other administrative proceedings or proceedings before any Taxing Authority are presently pending with regard to any Taxes or Tax Return of APP or any of its Subsidiaries, as to which any Taxing Authority has asserted in writing any claim, and (ii) no Taxing Authority is now asserting in writing any deficiency or claim for Taxes or any adjustment to Taxes with respect to which APP or any of its Subsidiaries, may be liable with respect to income or other Taxes which has not been fully paid or finally settled.

(d) Neither APP nor any of its Subsidiaries (i) is a party to or bound by or has any obligation under any Tax indemnification, separation, sharing or similar agreement or arrangement, (ii) is or has been a member of any consolidated, combined, unitary or similar group for purposes of filing Tax Returns or paying Taxes (other than a group of which APP is the common parent corporation), (iii) has entered into a closing agreement pursuant to Section 7121 of the Code, or any predecessor provision or any similar Law or (iv) has any liability for the payment of Taxes of any Person (other than APP or any of its Subsidiaries) as a successor or transferee.

(e) None of the assets of APP or any of its Subsidiaries is subject to any Liens for Taxes (other than Liens for Taxes that are Permitted Liens).

(f) Neither APP nor any of its Subsidiaries has agreed to make or is required to make any adjustment for a taxable period ending after the APP Effective Time under Section 481(a) of the Code or any similar provision of Tax Law in any other jurisdiction by reason of a change in accounting method or otherwise.

(g) Neither APP nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) since inception or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in connection with the Mergers.

(h) Neither APP nor any of its Subsidiaries has taken any action or knows of any fact, agreement, plan or other circumstance that could reasonably be expected to preclude either the Reincorporation Merger or the APP Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(i) Neither APP nor any of its Subsidiaries has engaged in any listed transaction, or any reportable transaction the principal purpose of which was Tax avoidance, within the meaning of Sections 6011, 6111 and 6112 of the Code or any similar provision of Tax Law in any other jurisdiction.

Section 4.14 Voting Requirements. The affirmative vote of the holders of a majority of all outstanding shares of APP Common Stock and APP Series A Preferred Stock, voting together as one class, entitled to vote thereon is necessary to adopt and approve this Agreement (the “APP Stockholder Approval”). The APP Stockholder Approval is the only vote of holders of any securities of APP or its Subsidiaries necessary to approve any of the transactions contemplated by this Agreement. APP has received, and will deliver to FHC Wisconsin concurrently with the execution and delivery of this Agreement, the APP Consents, duly executed and delivered by the holders of a sufficient number of shares of APP Stock to obtain the APP Stockholder Approval and which APP Consents have been executed and delivered in compliance with APP’s Organizational Documents and applicable Law.

Section 4.15 Intellectual Property.

(a) Section 4.15(a) of the APP Disclosure Letter lists all (i) APP IP Registrations and (ii) APP Intellectual Property, including software, that are not registered but that are material to APP’s business or operations. All required filings and fees related to APP IP Registrations have been timely filed with and paid to the relevant Governmental Entities and authorized registrars, and all APP IP Registrations are otherwise in good standing. APP has provided or made available to FHC Wisconsin true and complete copies of file histories, documents, certificates, office actions, correspondence and other materials related to all APP IP Registrations in its possession.

(b) Section 4.15(b) of the APP Disclosure Letter lists all APP IP Agreements. APP has provided or made available to FHC Wisconsin true and complete copies of all such APP IP Agreements, including all modifications, amendments and supplements thereto and waivers thereunder. Each APP IP Agreement is valid and binding on APP in accordance with its terms and is in full force and effect (subject to the Enforceability Exceptions). Except as set forth in Section 4.15(b) of the APP Disclosure Letter, neither APP nor, to the Knowledge of APP, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), or has provided to or received from APP any written notice of breach or default of or any intention to terminate, any APP IP Agreement.

(c) Except as set forth in Section 4.15(c) of the APP Disclosure Letter, APP is the sole and exclusive legal and beneficial, and with respect to APP IP Registrations, record, owner of all right, title and interest in and to the APP Intellectual Property, and has the valid right to use all other Intellectual Property used in or necessary for the conduct of APP’s current business or operations, in each case, free and clear of Liens (except Permitted Liens). Without limiting the generality of the foregoing, except as set forth in Section 4.15(c) of the APP Disclosure Letter, APP has entered into binding (subject to the Enforceability Exceptions), written agreements with every current and former employee of APP, and with every current and former independent contractor, whereby such employees and independent contractors (i) assign to APP any ownership interest and right they may have in the APP Intellectual Property; and (ii) acknowledge APP’s exclusive ownership of all APP Intellectual Property. APP has provided FHC Wisconsin with true and complete copies of all such agreements.

(d) The consummation of the transactions contemplated by this Agreement, including the Mergers, will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other Person in respect of, APP’s right to own, use or hold for use any Intellectual Property as owned, used or held for use in the conduct of APP’s business or operations as currently conducted.

(e) The conduct of APP’s business as currently and formerly conducted, and the products, processes and services of APP, have not infringed, misappropriated, diluted or otherwise violated, and do not and will not infringe, dilute, misappropriate or otherwise violate the Intellectual Property or other rights of any Person. To the Knowledge of APP, no Person has infringed, misappropriated, diluted or otherwise violated, or is currently infringing, misappropriating, diluting or otherwise violating, any APP Intellectual Property.

(f) Notwithstanding the provisions of sub-sections (a)—(e) above, the representations and warranties with respect to APP Intellectual Property, to the extent it relates to the Arina Agreement Assets, shall be superseded and replaced by the representations and warranties contained in Sections 4.1(c), (e), (f), (g), (j) and (l) of the Arina Agreement as if made herein in their entirety. For sake of clarity, “Purchaser,” as such term is used in the Arina Agreement, shall inure to the benefit of FHC Wisconsin as if such representations and warranties in Sections 4.1(c), (e), (f), (g), (j) and (l) of the Arina Agreement were made directly to FHC Wisconsin by APP.

(g) There are no Actions (including any oppositions, interferences or re-examinations) settled, pending or, to the Knowledge of APP, threatened (including in the form of offers or requests to obtain a license): (i) alleging any infringement, misappropriation, dilution or violation of the Intellectual Property of any Person by APP; (ii) challenging the validity, enforceability, registrability or ownership of any APP Intellectual Property or APP’s rights with respect to any APP Intellectual Property; or (iii) by APP or any other Person alleging any infringement, misappropriation, dilution or violation by any Person of the APP Intellectual Property. APP is not subject to any outstanding or prospective order, injunction or decree (including any motion or petition therefor) that does or would restrict or impair the use of any APP Intellectual Property.

Section 4.16 Certain Contracts. Section 4.16 of the APP Disclosure Letter sets forth each of the following Contracts to which APP or any of its Subsidiaries is a party or by which APP or any of its Subsidiaries or any of their respective assets is bound (such Contracts being the “APP Material Contracts”):

(a) any Contract for the future purchase of, or payment for, supplies or products, or for the performance of services of a third party, involving in any one case more than $30,000 that is not terminable within 30 days of the APP Effective Time without payment by APP or any of its Subsidiaries;

(b) any Contract to sell or supply products or to perform services, involving in any one case more than $30,000 that is not terminable within 30 days of the APP Effective Time without payment by APP or any of its Subsidiaries;

(c) any Contract that was not entered into in the ordinary course of business;

(d) any Contract with any labor union or other employee representative of a group of employees relating to wages, hours and other conditions of employment;

(e) any Contract containing covenants that in any way purport to restrict APP’s business or limit the freedom of APP to engage in any line of business or to compete, in each case with any Person with respect to any aspect of APP’s Business;

(f) any independent contractor, agency, dealer, distributor, sales representative, marketing, commission, broker or other similar Contract;

(g) any Contract relating to the settlement or resolution of any Action;

(h) any Contract that contains or provides for an undertaking by APP to indemnify or hold harmless a third party or be expressly responsible for consequential damages;

(i) any Contract for capital expenditures in excess of $30,000 or executory Contract for the sale of any capital asset;

(j) any Contract mortgaging, pledging or otherwise placing a Lien on any of APP’s assets;

(k) any Contract relating to indebtedness of APP, including any guaranty of any obligation for borrowed money or otherwise;

(l) any Contract which is material to APP’s business;

(m) any Contract involving a sharing of profits, losses, costs or liabilities with any other Person; and

(n) any amendments, supplements or modifications to the Contracts referenced in clauses (a) through (m) above.

APP has delivered or made available to FHC Wisconsin, prior to the date of this Agreement, true and complete copies of all APP Material Contracts that exist as of the date of this Agreement. Each APP Material Contract is valid and binding on APP (or, to the extent a Subsidiary of APP is a party, such Subsidiary) and is in full force and effect (subject to the Enforceability Exceptions) and APP and each Subsidiary of APP have in all material respects performed all obligations required to be performed by them to date under each APP Material Contract. Neither APP nor any of its Subsidiaries has Knowledge of, or has received written notice of, any violation or default under (nor, to the Knowledge of APP, does there exist any condition that with the passage of time or the giving of notice or both would result in such a violation or default under) any APP Material Contract. To the Knowledge of APP, no other party to any APP Material Contract is in breach of or default under the terms of any APP Material Contract.

Section 4.17 Real Property. APP does not own any real property. Section 4.17 of the APP Disclosure Letter identifies and sets forth a complete description of each parcel of real property or interest therein leased, in whole or part, or used or occupied by APP (the “APP Leased Real Property”). None of the rights of APP in the APP Leased Real Property will be impaired by the consummation of the transactions contemplated by this Agreement. APP and each of its Subsidiaries is in compliance with all material terms and conditions of each lease for the APP Leased Real Property to which it is a party, and neither APP nor any of its Subsidiaries has received any notice of default thereunder which is outstanding and remains uncured beyond any applicable period of cure. There are no existing (or to the Knowledge of APP, threatened) condemnation proceedings with respect to any such APP Leased Real Property.

Section 4.18 Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of APP.

Section 4.19 Related Party Transactions. Except as set forth on Section 4.19 of the APP Disclosure Letter, no current or former shareholder, director, officer, manager, member, partner or, to the Knowledge of APP, employee of APP, its Subsidiaries or any of their respective Affiliates, or any Person related by blood, marriage or adoption to any such Person, or any Person in which any such Person owns any beneficial interest, (a) is now a party to any Contract or transaction with APP or any of its Subsidiaries (other than at-will employment arrangements) or has any material interest in any property used by APP or any of its Subsidiaries or (b) is now the direct or indirect owner of an interest in any Person that is a present competitor, supplier or customer of APP or any of its Subsidiaries. Neither APP nor any of its Subsidiaries is a guarantor or otherwise liable for any actual or potential liability, whether direct or indirect, of any of its Affiliates.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF FHC WISCONSIN

Except as set forth in any FHC Wisconsin SEC Document filed and publicly available at least two Business Days prior to the date of this Agreement (as amended to the date of this Agreement, the “FHC Wisconsin Filed

SEC Documents”) (excluding any disclosures in any risk factors section, in any section related to forward-looking statements and other disclosures that are predictive or forward-looking in nature), FHC Wisconsin represents and warrants to APP as follows:

Section 5.1 Organization, Standing and Corporate Power. Each of FHC Wisconsin and its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized and has the requisite corporate or other power, as the case may be, and authority to carry on its business as now being conducted. Each of FHC Wisconsin and its Subsidiaries is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on FHC Wisconsin. FHC Wisconsin has delivered to or made available to APP prior to the date of this Agreement true and complete copies of its Organizational Documents, as amended or restated, and such Organizational Documents are in full force and effect.

Section 5.2 Corporate Authority; Non-contravention.

(a) FHC Wisconsin has all requisite corporate power and authority to enter into this Agreement and the Transaction Documents to which it is a party and, subject to the FHC Wisconsin Stockholder Approval, to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Transaction Documents to which it is a party by FHC Wisconsin and the consummation by FHC Wisconsin of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of FHC Wisconsin, subject to the FHC Wisconsin Stockholder Approval. The Board of Directors of FHC Wisconsin (at a meeting duly called and held) has, by the unanimous vote of those directors voting: (i) determined that entering this Agreement and consummating the transactions contemplated hereby, including the Reincorporation Merger, are advisable and fair to, and in the best interests of, FHC Wisconsin and its stockholders; (ii) authorized and approved the execution, delivery and performance of this Agreement by FHC Wisconsin and approved the Reincorporation Merger; and (iii) recommended the adoption and approval of this Agreement by the holders of FHC Wisconsin Common Stock and directed that this Agreement be submitted for consideration by FHC Wisconsin’s stockholders at the FHC Wisconsin Stockholders Meeting, and, subject to Section 6.3(b), such resolutions have not been rescinded, modified or withdrawn in any way. This Agreement and the Transaction Documents to which FHC Wisconsin is a party have been duly executed and delivered by FHC Wisconsin and, assuming the due authorization, execution and delivery of this Agreement and such Transaction Documents by the other parties thereto, constitute the legal, valid and binding obligation of FHC Wisconsin, enforceable against FHC Wisconsin in accordance with their terms, except for the Enforceability Exceptions.

(b) Except as set forth in Section 5.2(b) of the FHC Wisconsin Disclosure Letter, the execution and delivery of this Agreement and the Transaction Documents to which FHC Wisconsin is a party do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions of this Agreement and such Transaction Documents shall not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of FHC Wisconsin or any of its Subsidiaries, under (i) the Organizational Documents of FHC Wisconsin or any of its Subsidiaries, (ii) any FHC Wisconsin Material Contract or FHC Wisconsin Permit or (iii) subject to the governmental filings and other matters referred to in Section 5.2(c) below, any applicable Law.

(c) Except as set forth in Section 5.2(c) of the FHC Wisconsin Disclosure Letter, no consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to FHC Wisconsin or any of its Subsidiaries in connection with the execution and delivery of this Agreement and the Transaction Documents to which FHC Wisconsin is a party by FHC Wisconsin or the consummation by FHC Wisconsin of the transactions contemplated hereby and thereby, except for (i) the filing of the FHC Articles of Merger with the Wisconsin Department of Financial Institutions, the FHC Certificate of Merger with the Secretary of State of the State of Delaware and the APP Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which FHC Wisconsin and APP or their respective Subsidiaries are qualified to do business; (ii) such filings with and approvals of NASDAQ to permit the shares of FHC Delaware Common Stock that are to be issued in the Mergers to be listed on NASDAQ; (iii) the filing of the Proxy Statement with the SEC and such other reports and filings under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby; and (iv) filings pursuant to Regulation D under the Securities Act and applicable state securities laws (assuming the accuracy of all representations and warranties in the Shareholder Representation Letters).

Section 5.3 Capital Structure.

(a) The authorized capital stock of FHC Wisconsin consists of 38,500,000 shares of FHC Wisconsin Common Stock, 5,000,000 shares of Class A preferred stock, par value $0.01 per share (the “FHC Wisconsin Class A Preferred Stock”), of which 1,040,000 shares are designated as Class A Preferred Stock-Series 1, 1,500,000 shares are designated as Class A Preferred Stock-Series 2 and 700,000 shares are designated as Class A Preferred Stock-Series 3, and 15,000,000 shares of Class B preferred stock, par value $0.01 per share (the “FHC Wisconsin Class B Preferred Stock” and together with the FHC Wisconsin Class A Preferred Stock, the “FHC Wisconsin Preferred Stock”). At the close of business on the Measurement Date, (i) 29,035,167 shares of FHC Wisconsin Common Stock were issued and outstanding, (ii) 2,181,204 shares of FHC Wisconsin Common Stock were held by FHC Wisconsin in its treasury, (iii) no shares of FHC Wisconsin Preferred Stock were issued and outstanding, and (iv) 180,000 shares of FHC Wisconsin Common Stock were subject to issuance pursuant to outstanding FHC Wisconsin Options.

(b) Section 5.3(b) of the FHC Wisconsin Disclosure Letter sets forth, as of the date hereof, a list of all holders of outstanding FHC Wisconsin Equity Awards, including the number of shares of FHC Wisconsin Common Stock subject to each such FHC Wisconsin Equity Award, the grant date, exercise price (if applicable) and vesting schedule for such FHC Wisconsin Equity Award, the extent to which such FHC Wisconsin Equity Award is vested and exercisable (if applicable) and the date on which such FHC Wisconsin Equity Award expires (if applicable). Each FHC Wisconsin Equity Award was granted in compliance with all applicable Laws and all of the terms and conditions of the applicable plan and award agreement pursuant to which it was issued. Each FHC Wisconsin Option was granted with an exercise price per share equal to or greater than the fair market value of the underlying shares on the date of grant and has a grant date identical to the date on which the Board of Directors of FHC Wisconsin or compensation committee actually awarded such FHC Wisconsin Option. Each FHC Wisconsin Equity Award qualifies for the tax and accounting treatment afforded to such FHC Wisconsin Equity Award in FHC Wisconsin’s tax returns and FHC Wisconsin’s financial statements, respectively, and does not trigger any liability for the holder of such FHC Wisconsin Equity Award under Section 409A of the Code. FHC Wisconsin has heretofore provided or made available to APP (or APP’s Representatives) true and complete copies of the standard form of grant agreement for each FHC Wisconsin Equity Award and any grant agreements that differ from such standard form.

(c) All outstanding shares of capital stock of FHC Wisconsin are, and all shares of capital stock of FHC Wisconsin that may be issued as permitted by this Agreement or the Transaction Documents or otherwise shall be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. All issued and outstanding shares of FHC Wisconsin Common Stock FHC Wisconsin Equity Awards were issued in compliance with applicable Law. Except as set forth in this Section 5.3 and Section 5.3(c) of the FHC Wisconsin Disclosure Letter and except for changes since the Measurement Date resulting from the issuance of shares of FHC Wisconsin Common Stock pursuant to FHC Wisconsin Equity Awards, (i) there are not issued or outstanding (A) any shares of capital stock or other voting securities of FHC Wisconsin, (B) any securities of FHC Wisconsin or any of its Subsidiaries convertible into or exchangeable or exercisable for, or based upon the value of, shares of capital stock or voting securities of FHC Wisconsin or (C) any warrants, calls, options or other rights to acquire from FHC Wisconsin or any of its Subsidiaries (including any subsidiary trust), or obligations of FHC Wisconsin or any of its Subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable or exercisable for, or based upon the value of, capital stock or voting securities of FHC Wisconsin, and (ii) there are no outstanding obligations of FHC Wisconsin or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities. All distributions, dividends, repurchases and redemptions of the capital stock (or other equity interests) of FHC Wisconsin were undertaken in compliance with the Organizational Documents of FHC Wisconsin then in effect, any agreement to which FHC Wisconsin then was a party and in compliance with applicable Law.

(d) There are no voting trusts or other agreements or understandings to which FHC Wisconsin or any of its Subsidiaries is a party with respect to the voting of the capital stock or other equity interest of FHC Wisconsin or its Subsidiaries. Neither FHC Wisconsin nor any of its Subsidiaries has granted any preemptive rights, anti-dilutive rights or rights of first refusal, registration rights or similar rights with respect to its shares of capital stock that are in effect.

Section 5.4 Subsidiaries.

(a) The Subsidiaries of FHC Wisconsin are set forth on Section 5.4(a) of the FHC Wisconsin Disclosure Letter. All outstanding shares of capital stock of, or other equity interests in, each such Subsidiary have been validly issued and are fully paid and nonassessable and, except as set forth on Section 5.4(a) of the FHC Wisconsin Disclosure Letter, are owned directly or indirectly by FHC Wisconsin, free and clear of any Liens and free of any other restriction, including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests.

(b) There are no outstanding (i) securities of FHC Wisconsin or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or ownership interests in any of its Subsidiaries, (ii) warrants, calls, options or other rights to acquire from FHC Wisconsin or any of its Subsidiaries, or any obligation of FHC Wisconsin or any of its Subsidiaries to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable or exercisable for any capital stock, voting securities or ownership interests in, any Subsidiary of FHC Wisconsin, or (iii) obligations of FHC Wisconsin or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such outstanding securities of Subsidiaries of FHC Wisconsin or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities.

Section 5.5 SEC Documents; Financial Statements; Undisclosed Liabilities.

(a) FHC Wisconsin has filed or furnished all required registration statements, prospectuses, reports, schedules, forms, statements, certifications and other documents (including exhibits and all other information incorporated therein) with the SEC since January 1, 2014 (the “FHC Wisconsin SEC Documents”). As of their respective dates, the FHC Wisconsin SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act and the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the FHC Wisconsin SEC Documents, and none of the FHC Wisconsin SEC Documents when filed and at their respective effective times, if applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC with respect to any of the FHC Wisconsin SEC Documents and, to the Knowledge of FHC Wisconsin, none of the FHC Wisconsin SEC Documents is the subject of any outstanding SEC investigations.

(b) The consolidated financial statements (including all related notes and schedules) of FHC Wisconsin and its Subsidiaries included in the FHC Wisconsin SEC Documents (the “FHC Wisconsin Financial Statements”) were prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of FHC Wisconsin and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which are not material and to any other adjustments described therein, including the notes thereto). RSM US LLP, which expressed its opinion with respect to the audited FHC Wisconsin Financial Statements included in the FHC Wisconsin SEC Documents, (i) is duly registered with the PCAOB, and (ii) was throughout the periods covered by the audited FHC Wisconsin Financial Statements “independent” with respect to FHC Wisconsin within the meaning of the applicable rules and regulations of the SEC and the PCAOB.

(c) Except (i) as reflected or reserved against in FHC Wisconsin’s unaudited balance sheet as of December 31, 2015 (or the notes thereto) as included in the FHC Wisconsin Filed SEC Documents, (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since December 31, 2015 and (iii) for liabilities and obligations incurred in connection with or contemplated by this Agreement or the Transaction Documents, neither FHC Wisconsin nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required by GAAP to be reflected on a consolidated balance sheet of FHC Wisconsin and its Subsidiaries (or in the notes thereto).

(d) Each of the principal executive officer of FHC Wisconsin and the principal financial officer of FHC Wisconsin (and each former principal executive officer of FHC Wisconsin and each former principal financial officer of FHC Wisconsin, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act with respect to the FHC Wisconsin SEC Documents, and since January 1, 2014, neither FHC Wisconsin nor any of its executive officers has received written notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing such certifications. For purposes of this Section 5.5(d), “principal executive officer” and “principal financial officer” have the meanings given to such terms in the Sarbanes-Oxley Act. Neither FHC Wisconsin nor any of its Subsidiaries has outstanding, or has arranged any outstanding, “extensions of credit” to directors or executive officers of FHC Wisconsin within the meaning of Section 402 of the Sarbanes-Oxley Act.

(e) FHC Wisconsin has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. FHC Wisconsin’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by FHC Wisconsin in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to FHC Wisconsin’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

(f) The internal control over financial reporting of FHC Wisconsin provides reasonable assurance regarding the reliability of the financial reporting of FHC Wisconsin and its Subsidiaries and the preparation of the financial statements of FHC Wisconsin and its Subsidiaries for external purposes in accordance with GAAP.

(g) FHC Wisconsin has disclosed, based on its most recent evaluation of FHC Wisconsin’s internal control over financial reporting prior to the date hereof, to FHC Wisconsin’s auditors and the audit committee of the Board of Directors of FHC Wisconsin (i) any significant deficiencies and material weaknesses in the design or operation of FHC Wisconsin’s internal control over financial reporting that are reasonably likely to adversely affect FHC Wisconsin’s ability to record, process, summarize and report financial information and

(ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of FHC Wisconsin. FHC Wisconsin has made available to APP any such disclosures made by management to FHC Wisconsin’s auditors and audit committee of its Board of Directors.

(h) FHC Wisconsin is in compliance, in all material respects, with the Sarbanes-Oxley Act and the rules and regulations of the SEC thereunder.

(i) FHC Wisconsin is in compliance, in all material respects, with the applicable criteria for continued listing of FHC Wisconsin Common Stock on NASDAQ, including all applicable corporate governance rules and regulations thereunder.

Section 5.6 Information Supplied. None of the information supplied or to be supplied by FHC Wisconsin specifically for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to FHC Wisconsin’s stockholders or at the time of the FHC Wisconsin Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement shall comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations thereunder, except that no representation or warranty is made by FHC Wisconsin with respect to statements made or incorporated by reference therein based on information supplied by APP specifically for inclusion or incorporation by reference in the Proxy Statement.

Section 5.7 Absence of Certain Changes or Events. Except as set forth in Section 5.7 of the FHC Wisconsin Disclosure Letter:

(a) From October 1, 2015, through the date of this Agreement, other than with respect to the transactions contemplated hereby, the businesses of FHC Wisconsin and its Subsidiaries have been conducted in all material respects in the ordinary course of business in a manner consistent with past practice, except in connection with this Agreement and the Transaction Documents and the discussions, negotiations, actions and transactions related thereto; and

(b) Since October 1, 2015, there have been no Effects that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect on FHC Wisconsin.

Section 5.8 Compliance with Applicable Laws; Outstanding Orders.

(a) FHC Wisconsin and its Subsidiaries are in compliance with the requirements of all applicable Laws applicable to or pertaining to their respective properties or business operations (including, without limitation, the Occupational Safety and Health Act of 1970 and the Americans with Disabilities Act of 1990), except where any such non-compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on FHC Wisconsin. Neither FHC Wisconsin nor any of its Subsidiaries has received written notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state, or local environmental, health and safety statutes and regulations or is the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, where any such non-compliance or remedial action, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on FHC Wisconsin.

(b) FHC Wisconsin, its Subsidiaries and employees hold all permits, licenses, variances, exemptions, orders, registrations and approvals of all Governmental Entities, including any Environmental Permits that are required for the operation of the businesses of FHC Wisconsin and its Subsidiaries as currently conducted (the “FHC Wisconsin Permits”). FHC Wisconsin and its Subsidiaries are, and at all times since

January 1, 2014 have been, in compliance in all material respects with the terms of the FHC Wisconsin Permits and all applicable Laws, including any Environmental Laws, relating to FHC Wisconsin and its Subsidiaries or their respective businesses or properties. Neither FHC Wisconsin nor any of its Subsidiaries is subject to any outstanding Action, order, injunction or decree.

Section 5.9 Compliance with Health Care Laws.

(a) FHC Wisconsin is, and at all times since January 1, 2014 has been, in compliance in all material respects with all applicable Health Care Laws. FHC Wisconsin has not received any written notice, charge, assertion or other communication from the FDA or any other Governmental Entity alleging any violation of any Health Care Law.

(b) The FHC Wisconsin Product is in material compliance with the conditions of its approval by the FDA and, in its current form, may be marketed and sold to consumers in the United States.

(c) As of the date of this Agreement, neither FHC Wisconsin nor any Person acting on behalf of FHC Wisconsin is conducting any clinical trials on any FHC Wisconsin Product. Neither FHC Wisconsin nor any Person acting on behalf of FHC Wisconsin has received any written notice that the FDA or any other Governmental Entity or institutional review board has initiated, or to the Knowledge of FHC Wisconsin, threatened to initiate, any clinical hold or other action to suspend any planned clinical trial or otherwise restrict any research or study related to any FHC Wisconsin Product.

(d) FHC Wisconsin has delivered or made available upon request to APP all of the following which bear in any material way on FHC Wisconsin’s compliance with Health Care Law or on the likelihood or timing of approval of any FHC Product: (i) all correspondence and meeting minutes received from or sent to the FDA and any other Governmental Entity, (ii) written reports of all phone conversations, visits or other contact with the FDA and any other similar Governmental Entity, including any and all notices of inspectional observations, and (iii) any other documents received by FHC Wisconsin from the FDA or any similar Governmental Entity.

(e) None of FHC Wisconsin, or any officer, employee or agent of FHC Wisconsin has made an untrue statement of a material fact or fraudulent statement to the FDA or any similar Governmental Entity, failed to disclose a material fact required to be disclosed to the FDA or any similar Governmental Entity, or committed any act, made any statement, or failed to make any statement, that would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Fact, Bribery, and Illegal Gratuities,” set forth in 56 Fed. Reg. 46191 (September 10, 1991). Neither FHC Wisconsin nor any officer, employee or agent of FHC Wisconsin has been convicted of any crime or engaged in any conduct that would reasonably be expected to result in or that has resulted in (i) debarment under 21 U.S.C. 335a or any similar applicable Law or (ii) exclusion from participating in the federal health care programs under 1128 of the Social Security Act or any similar applicable Law.

Section 5.10 Litigation. There is no Action pending against or, to the Knowledge of FHC Wisconsin, threatened against or affecting FHC Wisconsin or any of its Subsidiaries or any of their respective properties or any of their respective officers or directors before any Governmental Entity.

Section 5.11 Benefit Plans.

(a) Section 5.11(a) of the FHC Wisconsin Disclosure Letter sets forth a true and complete list of each Benefit Plan that FHC Wisconsin or any of its Subsidiaries maintains, to which FHC Wisconsin or any of its Subsidiaries contributes or as to which FHC Wisconsin or any of its Subsidiaries has any liability (the “FHC Wisconsin Benefit Plans”). With respect to each FHC Wisconsin Benefit Plan, FHC Wisconsin has made available, upon request, to APP complete and accurate copies of (i) such FHC Wisconsin Benefit Plan and, to the extent applicable, summary plan description thereof, (ii) each trust, insurance, annuity or other funding contract related thereto, (iii) the most recent audited financial statements and actuarial or other valuation reports prepared with respect thereto, (iv) the most recent annual report on Form 5500 required to be filed with the IRS with respect thereto, (v) the most recently received IRS determination letter or opinion in the case of any FHC Wisconsin Benefit Plan that is intended to be qualified under Section 401(a) of the Code, (vi) any summary plan descriptions, summaries of material modifications, employee handbooks and any other written communications (or a description of any oral communications) relating to any FHC Wisconsin Benefit Plan; and (vii) material notices, letters or other correspondence to or from the IRS, Department of Labor, Pension Benefit Guaranty Corporation or other Governmental Entity relating to any FHC Wisconsin Benefit Plan.

(b) (i) Each of the FHC Wisconsin Benefit Plans has been operated and administered in compliance with its terms and in accordance with applicable Laws, including ERISA, the Code and in each case the regulations thereunder; (ii) no FHC Wisconsin Benefit Plan provides welfare benefits, including death or medical benefits (whether or not insured), with respect to current or former employees or directors of FHC Wisconsin or its Subsidiaries beyond their retirement or other termination of service, other than coverage mandated by COBRA, or comparable Law; (iii) all contributions or other amounts payable by FHC Wisconsin or its Subsidiaries as of the Reincorporation Effective Time pursuant to each FHC Wisconsin Benefit Plan in respect of current or prior plan years have been timely paid or, to the extent not yet due, have been accrued in accordance with GAAP; (iv) neither FHC Wisconsin nor any of its Subsidiaries has engaged in a transaction in connection with which FHC Wisconsin or its Subsidiaries could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code; and (v) there are no pending, or to the Knowledge of FHC Wisconsin, threatened in writing or anticipated claims, actions, investigations or audits (other than routine claims for benefits) by, on behalf of or against any of the FHC Wisconsin Benefit Plans or any trusts related thereto.

(c) None of FHC Wisconsin, any of its Subsidiaries or any of their respective ERISA Affiliates contributes to or is obligated to contribute to, or has contributed to, or was obligated to contribute to, a Multiemployer Plan or Multiple Employer Plan, and none of FHC Wisconsin, any of its Subsidiaries or any of their respective ERISA Affiliates has withdrawn in a complete or partial withdrawal from any Multiemployer Plan or incurred any liability under Section 4202 of ERISA.

(d) Each of the FHC Wisconsin Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code, (i) is so qualified and there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such plan and (ii) has received a favorable determination letter or opinion letter as to its qualification.

(e) Except as set forth in Section 5.11(e) of the FHC Wisconsin Disclosure Letter, neither the execution and delivery of this Agreement or the Transaction Documents to which FHC Wisconsin is a party nor the consummation of the transactions contemplated hereby or thereby (either alone or in conjunction with any other event) will (i) result in any payment (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former director or any employee of FHC Wisconsin or its Subsidiaries under any FHC Wisconsin Benefit Plan or otherwise, (ii) increase any benefits otherwise payable under any FHC Wisconsin Benefit Plan or (iii) result in any acceleration of the time of payment, funding or vesting of any such benefits.

(f) Except as set forth in Section 5.11(f) of the FHC Wisconsin Disclosure Letter, no Person is entitled to receive any additional payment (including any Tax gross-up or other payment) from FHC Wisconsin or any of its Subsidiaries as a result of the imposition of the excise Taxes required by Section 4999 of the Code or any Taxes required by Section 409A of the Code.

(g) Each individual who is classified by FHC Wisconsin as an independent contractor has been properly classified for purposes of participation and benefit accrual under each FHC Wisconsin Benefit Plan.

Section 5.12 Labor and Employment Matters. Neither FHC Wisconsin nor any of its Subsidiaries has received written notice since January 1, 2014 of the intent of any Governmental Entity responsible for the enforcement of labor, employment, occupational health and safety or workplace safety and workers compensation insurance Law to conduct an investigation of FHC Wisconsin or any of its Subsidiaries and, to the Knowledge of FHC Wisconsin, no such investigation is in progress. (a) There are no (and have not been since January 1, 2014) strikes or lockouts with respect to any employees of FHC Wisconsin or any of its Subsidiaries, (b) to the Knowledge of FHC, there is no (and has not been since January 1, 2014) union organizing effort pending or threatened in writing against FHC Wisconsin or any of its Subsidiaries, (c) there is no (and has not been since January 1, 2014) unfair labor practice, labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or, to the Knowledge of FHC Wisconsin, threatened in writing against FHC Wisconsin or any of its Subsidiaries, (d) there is no (and has not been since January 1, 2014) slowdown, or work stoppage in effect or, to the Knowledge of FHC Wisconsin, threatened in writing, with respect to any employees of FHC Wisconsin or any of its Subsidiaries, and (e) to the Knowledge of FHC Wisconsin, neither FHC Wisconsin nor any of its Subsidiaries has, or is reasonably expected to have, any liabilities under the WARN Act. FHC Wisconsin and each of its Subsidiaries is in material compliance with all applicable Law respecting employment and employment practices, terms and conditions of employment, wages and hours and occupational safety and health (including, without limitation, classifications of service providers as employees and/or independent contractors).

Section 5.13 Taxes.

(a) (i) All Tax Returns required to be filed by FHC Wisconsin and its Subsidiaries, have been timely filed (taking into account any extensions), (ii) all such Tax Returns are or will be true, complete and correct in all material respects, (iii) all Taxes shown as due and payable on such Tax Returns, and all Taxes (whether or not reflected on such Tax Returns) required to have been paid by FHC Wisconsin and its Subsidiaries have been paid or appropriate reserves have been recorded in the FHC Wisconsin Financial Statements, (iv) all Taxes of FHC Wisconsin or its Subsidiaries for any taxable period (or a portion thereof) beginning on or prior to the Closing Date (which are not yet due and payable) have, to the extent relevant or required, been properly reserved for in the FHC Wisconsin Financial Statements and (v) FHC Wisconsin and its Subsidiaries have duly and timely withheld all Taxes required to be withheld in compliance in all material respect with applicable Law with respect to amounts paid or owing to employees, independent contractors, creditors, stockholders or third parties, and such withheld Taxes have been either duly and timely paid to the proper Taxing Authority or properly set aside in accounts for such purpose.

(b) No written agreement or other written document waiving or extending, or having the effect of waiving or extending, the statute of limitations or the period of assessment or collection of any Taxes relating to FHC Wisconsin or any of its Subsidiaries has been filed or entered into with any Taxing Authority, and no power of attorney with respect to any such Taxes has been granted to any Person which remains in effect.

(c) (i) No audits or other administrative proceedings or proceedings before any Taxing Authority are presently pending with regard to any Taxes or Tax Return of FHC Wisconsin or any of its Subsidiaries, as to which any Taxing Authority has asserted in writing any claim, and (ii) no Taxing Authority is now asserting in writing any deficiency or claim for Taxes or any adjustment to Taxes with respect to which FHC Wisconsin or any of its Subsidiaries, may be liable with respect to income or other Taxes which has not been fully paid or finally settled.

(d) Neither FHC Wisconsin nor any of its Subsidiaries (i) is a party to or bound by or has any obligation under any Tax indemnification, separation, sharing or similar agreement or arrangement, (ii) is or has been a member of any consolidated, combined, unitary or similar group for purposes of filing Tax Returns or paying Taxes (other than a group of which FHC Wisconsin is the common parent corporation), (iii) has entered into a closing agreement pursuant to Section 7121 of the Code, or any predecessor provision or any similar Law or (iv) has any liability for the payment of Taxes of any Person (other than FHC Wisconsin or any of its Subsidiaries) as a successor or transferee.

(e) None of the assets of FHC Wisconsin or any of its Subsidiaries is subject to any Liens for Taxes (other than Liens for Taxes that are Permitted Liens).

(f) Neither FHC Wisconsin nor any of its Subsidiaries has agreed to make or is required to make any adjustment for a taxable period ending after the Reincorporation Effective Time under Section 481(a) of the Code or any similar provision of Tax Law in any other jurisdiction by reason of a change in accounting method or otherwise.

(g) Neither FHC Wisconsin nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) since January 1, 2014 or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in connection with the Mergers.

(h) Neither FHC Wisconsin nor any of its Subsidiaries has taken any action or knows of any fact, agreement, plan or other circumstance that could reasonably be expected to preclude either the Reincorporation Merger or the APP Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(i) Neither FHC Wisconsin nor any of its Subsidiaries has engaged in any listed transaction, or any reportable transaction the principal purpose of which was Tax avoidance, within the meaning of Sections 6011, 6111 and 6112 of the Code or any similar provision of Tax Law in any other jurisdiction.

Section 5.14 Voting Requirements. The only vote of the holders of any securities of FHC Wisconsin or its Subsidiaries necessary to approve the transactions contemplated by this Agreement are: (a) the affirmative vote at the FHC Wisconsin Stockholders Meeting of the holders of at least two-thirds of all outstanding shares of FHC Wisconsin Common Stock entitled to vote thereon to adopt and approve this Agreement with respect to the Reincorporation Merger, (b) the affirmative vote of a majority of votes cast at the FHC Wisconsin Stockholders Meeting to approve the issuance of FHC Delaware Common Stock to the holders of APP Stock in the APP Merger pursuant to the NASDAQ rules, (c) any vote relating to the foregoing which must be unbundled under applicable SEC rules and regulations, and (d) any advisory vote with respect to executive compensation required by Rule 14a-21(c) under the Exchange Act (the “FHC Wisconsin Stockholder Approval”).

Section 5.15 Takeover Statutes and Charter Provisions. Assuming that neither APP nor any of its “affiliates” or “associates” is, or at any time during the last three years has been, a “significant shareholder” of FHC Wisconsin, in each case as defined in Section 180.1130 of the WBCL, the Board of Directors of FHC Wisconsin has taken all action necessary to render the restrictions on “business combinations” (as defined in Section 180.1130 of the WBCL) as set forth in Section 180.1130 of the WBCL inapplicable to this Agreement and the transactions contemplated hereby. As of the date of this Agreement, no “fair price,” “moratorium,” “control share acquisition” or other similar antitakeover statute or similar statute or regulation applies with respect to FHC Wisconsin or any of its Subsidiaries in connection with this Agreement, the Mergers or any of the other transactions contemplated hereby. As of the date of this Agreement, there is no stockholder rights plan, “poison pill” antitakeover plan or similar device in effect to which FHC Wisconsin or any of its Subsidiaries is subject, party or otherwise bound.

Section 5.16 Intellectual Property.

(a) Section 5.16(a) of the FHC Wisconsin Disclosure Letter lists all (i) FHC Wisconsin IP Registrations and (ii) FHC Wisconsin Intellectual Property, including software, that are not registered but that are material to FHC Wisconsin’s business or operations. All required filings and fees related to FHC Wisconsin IP Registrations have been timely filed with and paid to the relevant Governmental Entities and authorized registrars, and all FHC Wisconsin IP Registrations are otherwise in good standing. FHC Wisconsin has provided or made available, upon request, to APP with true and complete copies of file histories, documents, certificates, office actions, correspondence and other materials related to all FHC Wisconsin IP Registrations in its possession.

(b) Section 5.16(b) of the FHC Wisconsin Disclosure Letter lists all FHC Wisconsin IP Agreements. FHC Wisconsin has provided or made available to APP true and complete copies of all such FHC Wisconsin IP Agreements, including all modifications, amendments and supplements thereto and waivers thereunder. Each FHC Wisconsin IP Agreement is valid and binding on FHC Wisconsin in accordance with its terms and is in full force and effect (subject to the Enforceability Exceptions). Neither FHC Wisconsin nor, to the Knowledge of FHC Wisconsin, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), or has provided to or received from FHC Wisconsin any written notice of breach or default of or any intention to terminate, any FHC Wisconsin IP Agreement.

(c) FHC Wisconsin is the sole and exclusive legal and beneficial, and with respect to FHC Wisconsin IP Registrations, record, owner of all right, title and interest in and to the FHC Wisconsin Intellectual Property, and has the valid right to use all other Intellectual Property used in or necessary for the conduct of FHC Wisconsin’s current business or operations, in each case, free and clear of Liens (except Permitted Liens). Without limiting the generality of the foregoing, FHC Wisconsin has entered into binding (subject to the Enforceability Exceptions), written agreements with every current and former employee of FHC Wisconsin, and with every current and former independent contractor, whereby such employees and independent contractors (i) assign to FHC Wisconsin any ownership interest and right they may have in the FHC Wisconsin Intellectual Property; and (ii) acknowledge FHC Wisconsin’s exclusive ownership of all FHC Wisconsin Intellectual Property. FHC Wisconsin has provided APP with true and complete copies of all such agreements.

(d) The consummation of the transactions contemplated by this Agreement, including the Mergers, will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other Person in respect of, FHC Wisconsin’s right to own, use or hold for use any Intellectual Property as owned, used or held for use in the conduct of FHC Wisconsin’s business or operations as currently conducted.

(e) The conduct of FHC Wisconsin’s business as currently and formerly conducted, and the products, processes and services of FHC Wisconsin, have not infringed, misappropriated, diluted or otherwise violated, and do not and will not infringe, dilute, misappropriate or otherwise violate the Intellectual Property or other rights of any Person. No Person has infringed, misappropriated, diluted or otherwise violated, or is currently infringing, misappropriating, diluting or otherwise violating, any FHC Wisconsin Intellectual Property.

(f) There are no Actions (including any oppositions, interferences or re-examinations) settled, pending or, to the Knowledge of FHC Wisconsin, threatened (including in the form of offers or requests to obtain a license): (i) alleging any infringement, misappropriation, dilution or violation of the Intellectual Property of any Person by FHC Wisconsin; (ii) challenging the validity, enforceability, registrability or ownership of any FHC Wisconsin Intellectual Property or FHC Wisconsin’s rights with respect to any FHC Wisconsin Intellectual Property; or (iii) by FHC Wisconsin or any other Person alleging any infringement, misappropriation, dilution or violation by any Person of the FHC Wisconsin Intellectual Property. FHC Wisconsin is not subject to any outstanding or prospective order, injunction or decree (including any motion or petition therefor) that does or would restrict or impair the use of any FHC Wisconsin Intellectual Property.

Section 5.17 Certain Contracts. Section 5.17 of the FHC Wisconsin Disclosure Letter sets forth each of the following Contracts to which FHC Wisconsin or any of its Subsidiaries is a party or by which FHC Wisconsin or any of its Subsidiaries or any of their respective assets is bound (such Contracts being the “FHC Wisconsin Material Contracts):

(a) any Contract for the future purchase of, or payment for, supplies or products, or for the performance of services by a third party, involving in any one case more than $750,000 that is not terminable within 30 days of the APP Effective Time without payment by FHC Wisconsin or any of its Subsidiaries;

(b) any Contract to sell or supply products or to perform services, involving in any one case more than $750,000 that is not terminable within 30 days of the APP Effective Time without payment by FHC Wisconsin or any of its Subsidiaries;

(c) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);

(d) any Contract with any labor union or other employee representative of a group of employees relating to wages, hours and other conditions of employment;

(e) any Contract containing covenants that in any way purport to restrict FHC Wisconsin’s business or limit the freedom of FHC Wisconsin to engage in any line of business or to compete, in each case with any Person with respect to any aspect of FHC Wisconsin’s Business; and

(f) any Contract relating to the settlement or resolution of any Action;

(g) any Contract for capital expenditures in excess of $750,000 or executory Contract for the sale of any capital asset;

(h) any Contract mortgaging, pledging or otherwise placing a Lien on any of FHC Wisconsin’s assets;

(i) any Contract relating to indebtedness of FHC Wisconsin, including any guaranty of any obligation for borrowed money or otherwise; and

(j) any amendments, supplements or modifications to the Contracts referenced in clauses (a) through (i) above.

FHC Wisconsin has delivered or made available to APP, prior to the date of this Agreement, true and complete copies of all FHC Wisconsin Material Contracts that exist as of the date of this Agreement and have not been filed as exhibits to the FHC Wisconsin Filed SEC Documents. Each FHC Wisconsin Material Contract is valid and binding on FHC Wisconsin (or, to the extent a Subsidiary of FHC Wisconsin is a party, such Subsidiary) and is in full force and effect (subject to the Enforceability Exceptions), and FHC Wisconsin and each Subsidiary of FHC Wisconsin have in all material respects performed all obligations required to be performed by them to date under each FHC Wisconsin Material Contract. Neither FHC Wisconsin nor any of its Subsidiaries has Knowledge of, or has received written notice of, any violation or default under (nor, to the Knowledge of FHC Wisconsin, does there exist any condition that with the passage of time or the giving of notice or both would result in such a violation or default under) any FHC Wisconsin Material Contract. To the Knowledge of FHC Wisconsin, no other party to any FHC Wisconsin Material Contract is in breach of or default under the terms of any FHC Wisconsin Material Contract. FHC Wisconsin has filed with the SEC each “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) in effect as of the date of this Agreement pursuant to which FHC Wisconsin has any contingent obligations.

Section 5.18 Real Property. FHC Wisconsin does not own any real property. Section 5.18 of the FHC Wisconsin Disclosure Letter identifies and sets forth a complete description of each parcel of real property or interest therein leased, in whole or part, or used or occupied by FHC Wisconsin (the “FHC Wisconsin Leased Real Property”). None of the rights of FHC Wisconsin in the FHC Wisconsin Leased Real Property will be impaired by the consummation of the transactions contemplated by this Agreement. FHC Wisconsin and each of its Subsidiaries is in compliance with all material terms and conditions of each lease for the FHC Wisconsin Leased Real Property to which it is a party, and neither FHC Wisconsin nor any of its Subsidiaries has received any notice of default thereunder which is outstanding and remains uncured beyond any applicable period of cure. There are no existing (or to the Knowledge of FHC Wisconsin, threatened) condemnation proceedings with respect to any such FHC Wisconsin Leased Real Property.

Section 5.19 Opinion of Financial Advisor. FHC Wisconsin has received the opinion of Torreya Partners LLC, a division of Financial West Investment Group (the “FHC Wisconsin Financial Advisor”), to the effect that, as of the date of such opinion and subject to the assumptions, limitations, qualifications and other matters set forth in such opinion, the APP Merger Consideration pursuant to this Agreement is fair from a financial point of view to FHC Wisconsin.

Section 5.20 Brokers. Except for fees payable to the FHC Wisconsin Financial Advisor pursuant to the Financial Advisor Engagement Letter, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of FHC Wisconsin.

Section 5.21 FHC Delaware Sub and APP Merger Sub.

(a) Each of FHC Delaware Sub and APP Merger Sub is a corporation duly organized, validly existing and in good standing (with respect to jurisdictions which recognize such concept) under the laws of the jurisdiction in which it is organized and has the requisite corporate power and authority to carry on its business as now being conducted. Prior to the date of this Agreement, FHC Wisconsin has delivered or made available to the APP true and correct copies of the Organizational Documents of FHC Delaware Sub and APP Merger Sub.

(b) Each of FHC Delaware Sub and APP Merger Sub (i) was formed solely for the purpose of entering into the transactions contemplated by this Agreement and the Transaction Documents and (ii) since the date of its formation, has not carried on any business, conducted any operations or incurred any liabilities or obligations other than the execution of this Agreement and the Transaction Documents, the performance of its obligations hereunder, thereunder and matters ancillary thereto.

(c) (i) Each of FHC Delaware Sub and APP Merger Sub has all requisite corporate power and authority to enter into this Agreement and the Transaction Documents and to consummate the transactions contemplated hereby and thereby and (ii) the execution and delivery of this Agreement and the Transaction Documents by FHC Delaware Sub or APP Merger Sub, as applicable, and the consummation by FHC Delaware Sub or APP Merger Sub, as applicable, of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part thereof, subject to the receipt of the approvals contemplated by Section 7.14.

(d) The execution and delivery of this Agreement and the Transaction Documents by each of FHC Delaware Sub and APP Merger Sub do not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement and the Transaction Documents by each of FHC Delaware Sub and APP Merger Sub shall not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien upon any of the properties or assets of FHC Delaware Sub or APP Merger Sub, as applicable, under the applicable Organizational Documents.

(e) As of the date hereof, the authorized capital stock of FHC Delaware Sub consists of 160,000,000 shares of FHC Delaware Common Stock, of which 100 shares are issued and outstanding, and 40,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued or outstanding. All of the outstanding shares of FHC Delaware Common Stock have been validly issued, are fully paid and nonassessable and are owned directly by FHC Wisconsin free and clear of any Lien. The authorized capital stock of APP Merger Sub consists of 100 shares of common stock, $0.01 par value per share, all of which have been validly issued, are fully paid and nonassessable and are owned directly by FHC Wisconsin free and clear of any Lien. All shares of FHC Delaware Common Stock issued pursuant to Article I, when issued, shall be duly authorized and validly issued and free of preemptive rights.

(f) Each of FHC Delaware Sub and APP Merger Sub has taken, and FHC Wisconsin has caused each of FHC Delaware Sub and APP Merger Sub to be taken, all corporate actions necessary to cause this

Agreement and the transactions contemplated hereby to be approved and adopted, as applicable, by each of FHC Delaware Sub’s and APP Merger Sub’s board of directors and sole stockholder for all required purposes hereunder.

Section 5.22 Related Party Transactions. Except as set forth on Section 5.22 of the FHC Wisconsin Disclosure Letter, no current or former director, officer, manager, member, partner or, to the Knowledge of FHC Wisconsin, employee of FHC Wisconsin, its Subsidiaries or any of their respective Affiliates, or any Person related by blood, marriage or adoption to any such Person, or any Person in which any such Person owns any beneficial interest, (a) is now a party to any Contract or transaction with FHC Wisconsin or any of its Subsidiaries (other than at-will employment arrangements) or has any material interest in any property used by FHC Wisconsin or any of its Subsidiaries or (b) is now the direct or indirect owner of an interest in any Person that is a present competitor, supplier or customer of FHC Wisconsin or any of its Subsidiaries. Neither FHC Wisconsin nor any of its Subsidiaries is a guarantor or otherwise liable for any actual or potential liability, whether direct or indirect, of any of its Affiliates. There are no transactions or Contracts, between FHC Wisconsin or any of its Subsidiaries, on the one hand, and any of FHC Wisconsin’s Affiliates (other than wholly owned Subsidiaries of FHC Wisconsin), on the other hand, that would be required to be disclosed by FHC Wisconsin under Item 404 of Regulation S-K of the SEC that have not been so disclosed in the FHC Wisconsin SEC Documents.

Section 5.23 Insurance. FHC Wisconsin and its Subsidiaries have insurance policies with respect to their respective assets, properties and business in such amounts, with such deductibles and against such risks and losses, as is reasonably prudent given FHC Wisconsin’s circumstances. All material insurance policies maintained by FHC Wisconsin or any of its Subsidiaries are in full force and effect and such policies provide coverage in such amounts and against such risks as is sufficient to comply with applicable Law. FHC Wisconsin and its Subsidiaries are in compliance with the material terms of all material insurance policies and have not failed to give any material notice or present any material claim under any insurance policy within the time periods required. To the Knowledge of FHC Wisconsin, there are no pending notices of cancellation or non-renewal of any such insurance policy nor has the termination of any such insurance policy been threatened in writing by the provider of such insurance.

Section 5.24 Environmental Protection. FHC Wisconsin and each of its Subsidiaries are and have been since January 1, 2014 in compliance in all material respects with all applicable Environmental Laws, including possession of and compliance in all material respects with all permits, licenses, authorizations and approvals required under Environmental Laws for their respective operations and properties as currently conducted (“FHC Wisconsin Environmental Permits”), and neither the FHC Wisconsin nor any of its Subsidiaries has received any (A) written notice alleging that the FHC Wisconsin or any of its Subsidiaries has not complied with, or has any liability or obligation under, any Environmental Law or the FHC Wisconsin Environmental Permits or (B) currently outstanding written request by any Governmental Entity for information pursuant to any Environmental Law. (i) There are no Environmental Claims pending or, to the Knowledge of FHC Wisconsin, threatened against FHC Wisconsin or any of its Subsidiaries, (ii) there has been no Release of any Hazardous Material that would reasonably be expected to form the basis of a liability of, or any Environmental Claim against, FHC Wisconsin or any of its Subsidiaries, (iii) neither FHC Wisconsin nor any of its Subsidiaries has retained or assumed, either contractually or by operation of Law, any liabilities or obligations that would reasonably be expected to form the basis of any Environmental Claim against FHC Wisconsin or any of its Subsidiaries, (iv) neither FHC Wisconsin nor any of its Subsidiaries has been named, identified or alleged in any written notice or claim received by FHC Wisconsin to be a responsible party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”) or any state Law based on, or analogous to, CERCLA, and (v) neither FHC Wisconsin nor any of its Subsidiaries has pending any Environmental Claim, in each such case, for the disposal or Release of Hazardous Materials at any site that is not owned or leased by FHC Wisconsin or any of its Subsidiaries.

Section 5.25 Anti-Corruption and Trade Sanctions. Except for such matters as have not, since January 1, 2014, resulted in, and would not reasonably be expected to result in, a material liability to or obligation of FHC Wisconsin and its Subsidiaries, taken as a whole:

(a) FHC Wisconsin and its Subsidiaries have developed and implemented a compliance program that includes corporate policies and procedures reasonably designed to ensure compliance with the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. §§ 78dd-1, et seq.) (the “Foreign Corrupt Practices Act”) and other applicable foreign or domestic anti-corruption or anti-bribery Laws of similar import (collectively, “Anti-Corruption and Anti-Bribery Laws”), and any regulations promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). FHC Wisconsin and its Subsidiaries, directors, officers and employees, and, to the Knowledge of FHC Wisconsin, its agents and other Representatives acting on behalf of FHC Wisconsin or its Subsidiaries, have complied with applicable Anti-Corruption and Anti-Bribery Laws, as well as OFAC regulations.

(b) In connection with FHC Wisconsin’s and its Subsidiaries’ compliance with the Foreign Corrupt Practices Act, there have been no voluntary disclosures under the Foreign Corrupt Practices Act.

(c) FHC Wisconsin and its Subsidiaries, directors, officers and employees, and, to the Knowledge of FHC Wisconsin, its agents and other Representatives acting on behalf of FHC Wisconsin or its Subsidiaries, are not “specially designated nationals” or “blocked persons,” nor are they otherwise acting in any material violation of Law regarding trade sanctions, including OFAC regulations.

(d) No Governmental Entity has notified FHC Wisconsin or any of its Subsidiaries in writing of any actual or alleged violation or breach of any applicable foreign or domestic Anti-Corruption and Anti-Bribery Laws.

(e) Neither FHC Wisconsin nor any of its Subsidiaries has undergone or is undergoing any audit, review, inspection, investigation, survey or examination of records, in each case conducted by a Governmental Entity and relating to FHC Wisconsin’s or its Subsidiaries’ compliance with the Foreign Corrupt Practices Act.

(f) Neither FHC Wisconsin nor any of its Subsidiaries has been or is now under any administrative, civil or criminal charge or indictment or, to FHC Wisconsin’s Knowledge, investigation, alleging noncompliance with the Foreign Corrupt Practices Act.

(g) Neither FHC Wisconsin nor any of its Subsidiaries has been or is now a party to any administrative or civil litigation alleging noncompliance with the Foreign Corrupt Practices Act.

(h) Neither FHC Wisconsin nor any of its Subsidiaries nor their respective Affiliates, directors, officers or employees or, to the Knowledge of FHC Wisconsin, any agents or other Representatives acting on behalf of any of the foregoing have directly or indirectly: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) offered, promised, paid or delivered any fee, commission or other sum of money or anything of value, however characterized, to any finder, agent or other party acting on behalf of a governmental or political employee or official or governmental or political entity, political agency, department, enterprise or instrumentality, in the United States or any other country, that was illegal under any Anti-Corruption and Anti-Bribery Laws; or (iii) taken any action or made any omission in material violation of the United States, 18 USC 1956 and 1957 and the Bank Secrecy Act, the USA PATRIOT Act, and its implementing regulations, 31 USC 5311, et seq. and 31 CFR Chapter X.

(i) FHC Wisconsin and each of its Subsidiaries have at all times since January 1, 2015 conducted transactions in accordance with applicable United States export and re-export controls, including the United States Export Administration Act and Regulations and Foreign Assets Control Regulations and all other applicable import/export controls of similar import in other countries in which FHC Wisconsin conducts business, including the International Traffic in Arms Regulations, the Trading With The Enemy Act, and International Emergency Economic Powers Act.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

Section 6.1 Conduct of Business.

(a) Conduct of Business by APP. Except as set forth in Section 6.1(a) of the APP Disclosure Letter, as required by Law, as otherwise expressly contemplated by this Agreement or as consented to by FHC Wisconsin in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the APP Effective Time, APP shall, and shall cause its Subsidiaries to, carry on their respective businesses in the ordinary course consistent with past practice and, to the extent consistent therewith, use all reasonable best efforts to preserve intact their current business organizations, preserve their assets and properties in good repair and condition, use reasonable best efforts to keep available the services of their current officers and other key employees and preserve their relationships with those Persons having business dealings with them to the end that their goodwill and ongoing businesses shall be unimpaired at the APP Effective Time. Except as set forth in Section 6.1(a) of the APP Disclosure Letter, as required by Law, as otherwise expressly contemplated by this Agreement or as consented to by FHC Wisconsin in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement through the APP Effective Time, APP shall not, and shall not permit any of its Subsidiaries to:

(i) (A) other than the accrual of dividends with respect to APP Series A Preferred Stock pursuant to APP’s Organizational Documents (provided that no dividend or other distribution shall be made with respect to the APP Series A Preferred Stock and the sole payment with respect to any such accrued dividends and any liquidation preference of the APP Series A Preferred Stock shall be the allocation and payment of the APP Merger Consideration to the holders of the APP Series A Preferred Stock as provided in the Allocation Certificate), declare, set aside or pay any dividends on, make any other distributions in respect of, or enter into any agreement with respect to the voting of, any of its capital stock, (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (C) purchase, redeem or otherwise acquire any shares of capital stock of APP or any of its Subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities (other than the acquisition of shares from a holder of an award under an APP Equity Plan in satisfaction of withholding obligations or in payment of the exercise price in accordance with the terms thereof or in connection with the forfeiture of any awards granted under an APP Equity Plan that are outstanding on the date of this Agreement);

(ii) issue, deliver, sell, pledge or otherwise encumber or subject to any Lien any shares of its capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(iii) (A) other than in the ordinary course of business consistent with past practice, amend, renew, terminate or waive any material provision of any APP Material Contract except in connection with any amendments to, and normal renewals of, APP Material Contracts without materially adverse changes, additions or deletions of terms, or (B) enter into any new agreement or contract or other binding obligation of APP or its Subsidiaries containing (1) any material restriction on the ability of APP or its Subsidiaries to conduct its business as it is presently being conducted or currently contemplated to be conducted after the Mergers, (2) with respect to any material agreement, contract or other binding obligation, any restrictions granting “most favored nation” status that, following the APP Effective Time, would impose obligations on FHC Delaware or its Affiliates, or (3) any provision of the type described in clause (c) of the definition of APP Material Contracts;

(iv) (A) merge with or enter into a consolidation with or otherwise acquire an interest of 50% or more of the outstanding equity interests in any Person, or acquire a substantial portion of the assets or business of any Person (or any division or line of business thereof), (B) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or any other reorganization, (C) otherwise acquire (including, through leases, subleases and licenses of real property) any assets, or (D) enter into any new line of business, except in the case of clauses (A) and (C) (but specifically excluding any merger or consolidation of APP and APP Merger Sub with any other Person under clause (A)), in the ordinary course of business consistent with past practice;

(v) (A) transfer, sell, lease, sublease, license, sublicense, grant a non-assert with respect to or otherwise abandon or dispose of any material assets or material properties of APP or any of its Subsidiaries, or (B) mortgage or pledge any material assets or material properties of APP or any of its Subsidiaries, or subject any such assets or properties to any other Lien (except Permitted Liens), other than, in the case of both clause (A) and clause (B), in the ordinary course of business consistent with past practice;

(vi) create, incur or assume any indebtedness for borrowed money, or issue any debt securities or any right to acquire debt securities, assume, guarantee, endorse or otherwise become liable or responsible (whether, directly, contingently or otherwise) for the indebtedness of another Person, enter into any agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing in excess of $250,000 in the aggregate;

(vii) waive, release, assign, settle or compromise any pending or threatened (in writing) Action which is (A) material to the business of APP and its Subsidiaries, taken as a whole, or (B) otherwise involves the payment by APP of an amount in excess of $50,000 for a single Action (excluding any amounts that insurance companies have agreed to pay under existing insurance policies) or $250,000 in the aggregate (excluding any amounts that insurance companies have agreed to pay under existing insurance policies) for all such actions during the period from the date of this Agreement to the Closing Date;

(viii) (A) make, change or revoke any material Tax election, (B) settle or compromise Tax claims or liabilities in an amount in excess of a $50,000 income statement expense for all such Tax claims or liabilities during the period from the date of this Agreement through the Closing Date or (C) change (or make a request to any Taxing Authority to change) any material aspect of its method of accounting for Tax purposes;

(ix) except as required by any APP Benefit Plan in effect on the date of this Agreement or as amended after the date of this Agreement in accordance with the terms of this Agreement or as required by applicable Law, (A) increase any compensation or benefit to, or enter into or amend any employment, change-in-control or severance agreement with, any officer, director or other employee, other than (1) for increases in compensation or benefits or (2) amendments to employment, change-in-control or severance agreements, in each case, in the ordinary course of business consistent with past practice; provided that any such amendments do not otherwise increase the benefits or amounts paid or payable to any officer, director or other employee in connection with the transactions contemplated by this Agreement, (B) grant any bonuses, other than in the ordinary course of business consistent with past practice (including grants of bonuses to new hires), to any officer, director or other employee, (C) enter into or adopt any new APP Benefit Plan (including any stock option, stock benefit or stock purchase plan) or amend or modify any existing APP Benefit Plan or accelerate the vesting of any compensation (including options, restricted stock, restricted stock units, warrants, other shares of capital stock or rights of any kind to acquire any shares of capital stock or equity-based awards) for the benefit of any officer, director or other employee or grant or amend any award under any APP Benefit Plan (including the grant of any options, restricted stock, restricted stock units, warrants, other equity or equity-based or related compensation), (D) provide any funding for any rabbi trust or similar arrangement, or take any other action to fund or secure the payment of any compensation or benefit, or (E) grant to any officer, director or other employee any right to receive any severance, change-in-control, retention, termination or similar compensation or benefits or increases therein (other than, in the case of any employee with total aggregate annual compensation that is less than $100,000, in the ordinary course of business consistent with past practice);

(x) change any of its material financial accounting policies or procedures currently in effect, except (A) as required by GAAP or a Governmental Entity or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization) as determined in consultation with APP’s outside auditor, or (B) as required by applicable Law;

(xi) make or authorize any payment of, commitment for, or accrual of aggregate capital expenditures for any 12-month period that are greater than 120% of the amount set forth on Section 6.1(a)(xi) of the APP Disclosure Letter;

(xii) write up, write down or write off the book value of any of its assets, other than (A) in the ordinary course of business and consistent with past practice or (B) as may be consistent with APP’s financial accounting policies and procedures and GAAP as determined in consultation with APP’s outside auditor;

(xiii) amend the Organizational Documents of APP; or

(xiv) authorize, or commit or agree to take, any of the foregoing actions.

(b) Conduct of Business by FHC Wisconsin. Except as set forth in Section 6.1(b) of the FHC Wisconsin Disclosure Letter, as required by Law, as otherwise expressly contemplated by this Agreement or as consented to by APP in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the APP Effective Time, FHC Wisconsin shall, and shall cause its Subsidiaries to, carry on their respective businesses in the ordinary course consistent with past practice and, to the extent consistent therewith, use all reasonable best efforts to preserve intact their current business organizations, preserve their assets and properties in good repair and condition, use reasonable best efforts to keep available the services of their current officers and other key employees and preserve their relationships with those Persons having business dealings with them to the end that their goodwill and ongoing businesses shall be unimpaired at the APP Effective Time. Except as set forth in Section 6.1(b) of the FHC Wisconsin Disclosure Letter, as required by Law, as otherwise expressly contemplated by this Agreement or as consented to by APP in writing (such consent not to be unreasonably withheld or delayed), during the period from the date of this Agreement through the APP Effective Time, FHC Wisconsin shall not, and shall not permit any of its Subsidiaries to:

(i) (A) declare, set aside or pay any dividends on, make any other distributions in respect of, or enter into any agreement with respect to the voting of, any of its capital stock, (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (C) purchase, redeem or otherwise acquire any shares of capital stock of FHC Wisconsin or any of its Subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities (other than the acquisition of shares from a holder of an award under an FHC Wisconsin Equity Plan in satisfaction of withholding obligations or in payment of the exercise price in accordance with the terms thereof or in connection with the forfeiture of any awards granted under an FHC Wisconsin Equity Plan that are outstanding on the date of this Agreement);

(ii) issue, deliver, sell, pledge or otherwise encumber or subject to any Lien any shares of its capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities (other than (A) in connection with the settlement of equity compensation granted under the FHC Wisconsin Benefit Plans and outstanding as of the date of this Agreement in accordance with their present terms and (B) as required by any FHC Wisconsin Benefit Plan in effect on the date of this Agreement or entered into or amended in accordance with the terms of this Agreement;

(iii) (A) other than in the ordinary course of business consistent with past practice, amend, renew, terminate or waive any material provision of any FHC Wisconsin Material Contract except in connection with any amendments to, and normal renewals of, FHC Wisconsin Material Contracts without materially adverse changes, additions or deletions of terms, or (B) enter into any new agreement or contract or other binding obligation of FHC Wisconsin or its Subsidiaries containing (1) any material restriction on the ability of FHC Wisconsin or its Subsidiaries to conduct its business as it is presently being conducted or currently contemplated to be conducted after the Mergers, (2) with respect to any material agreement, contract or other binding obligation, any restrictions granting “most favored nation” status that, following the APP Effective Time, would impose obligations on FHC Delaware or its Affiliates, or (3) any provision of the type described in clause (d) of the definition of FHC Wisconsin Material Contracts;

(iv) (A) merge with or enter into a consolidation with or otherwise acquire an interest of 50% or more of the outstanding equity interests in any Person or acquire a substantial portion of the assets or business of any Person (or any division or line of business thereof), (B) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or any other reorganization, (C) otherwise acquire (including, through leases, subleases and licenses of real property) any assets, or (D) enter into any new line of business, except in the case of clauses (A) and (C) (but specifically excluding any merger or consolidation of FHC Wisconsin, FHC Delaware Sub and APP Merger Sub with any other Person under clause (A)), in the ordinary course of business consistent with past practice;

(v) (A) transfer, sell, lease, sublease, license, sublicense, grant a non-assert with respect to or otherwise abandon or dispose of any material assets or material properties of FHC Wisconsin or any of its Subsidiaries, or (B) mortgage or pledge any material assets or material properties of FHC Wisconsin or any of its Subsidiaries, or subject any such assets or properties to any other Lien (except Permitted Liens), other than, in the case of both clause (A) and clause (B), in the ordinary course of business consistent with past practice;

(vi) create, incur or assume any indebtedness for borrowed money, or issue any debt securities or any right to acquire debt securities, assume, guarantee, endorse or otherwise become liable or responsible (whether, directly, contingently or otherwise) for the indebtedness of another Person, enter into any agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing in excess of $250,000 in the aggregate;

(vii) waive, release, assign, settle or compromise any pending or threatened (in writing) Action which is (A) material to the business of FHC Wisconsin and its Subsidiaries, taken as a whole or (B) otherwise involves the payment by FHC Wisconsin of an amount in excess of $300,000 for a single Action (excluding any amounts that insurance companies have agreed to pay under existing insurance policies) or $1,500,000 in the aggregate (excluding any amounts that insurance companies have agreed to pay under existing insurance policies) for all such Actions during the period from the date of this Agreement to the Closing Date;

(viii) (A) make, change or revoke any material Tax election, (B) settle or compromise Tax claims or liabilities in an amount in excess of a $300,000 income statement expense for all such Tax claims or liabilities during the period from the date of this Agreement through the Closing Date or (C) change (or make a request to any Taxing Authority to change) any material aspect of its method of accounting for Tax purposes;

(ix) except as required by any FHC Wisconsin Benefit Plan in effect on the date of this Agreement or as amended after the date of this Agreement in accordance with the terms of this Agreement or as required by applicable Law, (A) increase any compensation or benefit to, or enter into or amend any employment, change-in-control or severance agreement with, any officer, director or other employee, other than (1) for increases in compensation or benefits or (2) amendments to employment, change-in-control or severance agreements, in each case, in the ordinary course of business consistent with past practice; provided that any such amendments do not otherwise increase the benefits or amounts paid or payable to any officer, director or other employee in connection with the transactions contemplated by this Agreement, (B) grant any bonuses, other than in the ordinary course of business consistent with past practice (including grants of bonuses to new hires), to any officer, director or other employee, (C) enter into or adopt any new FHC Wisconsin Benefit Plan (including any stock option, stock benefit or stock purchase plan) or amend or modify any existing FHC Wisconsin Benefit Plan or accelerate the vesting of any compensation (including options, restricted stock, restricted stock units, warrants, other shares of capital stock or rights of any kind to acquire any shares of capital stock or equity-based awards) for the benefit of any officer, director or other employee or grant or amend any award under any FHC Wisconsin

Benefit Plan (including the grant of any options, restricted stock, restricted stock units, warrants, other equity or equity-based or related compensation), (D) provide any funding for any rabbi trust or similar arrangement, or take any other action to fund or secure the payment of any compensation or benefit, or (E) grant to any officer, director or other employee any right to receive any severance, change-in-control, retention, termination or similar compensation or benefits or increases therein (other than, in the case of any employee with total aggregate annual compensation that is less than $100,000 in the ordinary course of business consistent with past practice);

(x) change any of its material financial accounting policies or procedures currently in effect, except (A) as required by GAAP, Regulation S-X of the SEC, or a Governmental Entity or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization) as determined in consultation with FHC Wisconsin’s outside auditor or (B) as required by applicable Law;

(xi) make or authorize any payment of, commitment for, or accrual of aggregate capital expenditures for any 12-month period that are greater than 120% of the amount set forth on Section 6.1(b)(xi) of the FHC Wisconsin Disclosure Letter;

(xii) write up, write down or write off the book value of any of its assets, other than (A) in the ordinary course of business and consistent with past practice or (B) as may be consistent with FHC Wisconsin’s financial accounting policies and procedures and GAAP as determined in consultation with FHC Wisconsin’s outside auditor;

(xiii) amend the Organizational Documents of FHC Wisconsin; or

(xiv) authorize, or commit or agree to take, any of the foregoing actions.

(c) Other Actions. Except as required by Law or in the case of the termination of this Agreement in accordance with Section 10.1, during the period from the date of this Agreement to the APP Effective Time, neither APP nor FHC Wisconsin shall, nor shall either permit any of its Subsidiaries to, take any action that would, or that would reasonably be expected to, prevent or materially delay the satisfaction of any of the conditions to the Mergers set forth in Article VIII.

Section 6.2 No Solicitation by APP.

(a) APP, each of its controlled Affiliates, and their respective directors, officers and employees will, and APP will use its reasonable best efforts to cause, each of its Representatives to, immediately cease and cause to be terminated all discussions and negotiations and access to nonpublic information (including procuring the destruction or return of such information) with, to or by any Person (other than FHC Wisconsin and its Subsidiaries) regarding any APP Acquisition Proposal if any such discussions or negotiations have occurred or are currently pending, and to the extent any such access heretofore has been granted.

(b) APP shall not, shall not authorize or permit any of its controlled Affiliates or any of its or their officers, directors or employees to, and shall use its reasonable best efforts to cause any investment banker, financial advisor, attorney, accountant or other representative (a “Representative”) retained by it or any of its controlled Affiliates not to, directly or indirectly through another Person, until the earlier of the APP Effective Time and the termination of this Agreement (i) solicit, initiate or knowingly encourage or facilitate (including by way of furnishing information), or knowingly take any other action designed to facilitate, any inquiries regarding, or the making of, or any announcement or submission of, any expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, or the consummation of which would constitute an APP Alternative Transaction, (ii) enter into any Contract (whether binding, non-binding, conditional or otherwise) with respect to any APP Alternative Transaction, or (iii) participate in any discussions or negotiations, or cooperate in any way with any Person (or group of Persons), with respect to any inquiries regarding, or the making of, any proposal the consummation of which would constitute an APP Alternative Transaction, except to notify such Person (or group of Persons) as to the existence of the provisions of this Section 6.2.

(c) Neither the Board of Directors of APP nor any committee thereof shall (i) withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, or fail to make, in each case in a manner adverse to FHC Wisconsin, the approval or recommendation by such Board of Directors or such committee of the APP Merger or this Agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any APP Alternative Transaction (any action in clause (i) or this clause (ii) being referred to as an “APP Recommendation Change”); or (iii) cause APP or any of its controlled Affiliates to enter into any letter of intent, agreement in principle, acquisition agreement or other Contract related to any APP Alternative Transaction or requiring, or reasonably likely to cause, APP to terminate, delay or fail to consummate, or that would otherwise impede, interfere with or be inconsistent with, the consummation of the Mergers or any of the other transactions contemplated by this Agreement.

(d) In addition to the obligations of APP set forth in Sections 6.2(b) and 6.2(c), APP shall promptly, and in any event within 24 hours of receipt thereof, advise FHC Wisconsin orally and in writing of any request for information or of any APP Acquisition Proposal, the material terms and conditions of such APP Acquisition Proposal (including any changes thereto) and the identity of the Person making such APP Acquisition Proposal. APP shall (i) keep FHC Wisconsin reasonably informed of the status and details (including amendments or proposed amendments) of any such APP Acquisition Proposal on a current basis and (ii) provide to FHC Wisconsin as soon as reasonably practicable after receipt or delivery thereof copies of all correspondence and other written materials exchanged between APP or its Subsidiaries or any of their Representatives, on the one hand, and any Person making such APP Acquisition Proposal, on the other hand, in each case that describes in any material respect any of the material terms or conditions of any such APP Acquisition Proposal.

Section 6.3 No Solicitation by FHC Wisconsin.

(a) FHC Wisconsin, each of its controlled Affiliates, and their respective directors, officers and employees will, and FHC Wisconsin will use its reasonable best efforts to cause each of its Representatives to, immediately cease and cause to be terminated all discussions and negotiations and access to nonpublic information (including procuring the destruction or return of such information) with, to or by any Person (other than APP and its Subsidiaries) regarding any FHC Wisconsin Acquisition Proposal if any such discussions or negotiations have occurred or are currently pending, and to the extent any such access heretofore has been granted.

(b) FHC Wisconsin shall not, shall not authorize or permit any of its controlled Affiliates or any of its or their officers, directors or employees to, and shall use its reasonable best efforts to cause any Representatives retained by it or any of its controlled Affiliates not to, directly or indirectly through another Person, until the earlier of the APP Effective Time and the termination of this Agreement (i) solicit, initiate or knowingly encourage or facilitate (including by way of furnishing information), or knowingly take any other action designed to facilitate, any inquiries regarding, or the making of, or any announcement or submission of, any expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, or the consummation of which would constitute an FHC Wisconsin Alternative Transaction, (ii) enter into any Contract (whether binding, non-binding, conditional or otherwise) with respect to any FHC Wisconsin Alternative Transaction, or (iii) participate in any discussions or negotiations, or cooperate in any way with any Person (or group of Persons), with respect to any inquiries regarding, or the making of, any proposal the consummation of which would constitute an FHC Wisconsin Alternative Transaction, except to notify such Person (or group of Persons) as to the existence of the provisions of this Section 6.3; provided, however, that if, at any time prior to obtaining the FHC Wisconsin Stockholder Approval, the Board of Directors of FHC Wisconsin determines in good faith that any such proposal that did not result from a material breach of this Section 6.3(b) constitutes or could reasonably be expected to result in an FHC Wisconsin Superior Proposal, subject to compliance with Section 6.3(d), FHC Wisconsin and its Representatives may (A) furnish information with respect to FHC Wisconsin and its Subsidiaries to the Person (or group of Persons) making such proposal (and its Representatives and financing sources) (provided that all such information has previously been provided to APP or is provided to APP prior to or substantially concurrent with the time it is provided to such Person) pursuant to a customary confidentiality agreement containing terms as to confidentiality (it being understood that such confidentiality agreement need not include any “standstill” terms) generally no less restrictive than the terms of the confidentiality agreement dated November 10, 2015 entered into between APP and FHC Wisconsin (the “Confidentiality Agreement”) and (B) participate in discussions or negotiations regarding such proposal with the Person (or group of Persons) making such proposal (and its Representatives and financing sources).

(c) Except as permitted by this Section 6.3(c), neither the Board of Directors of FHC Wisconsin nor any committee thereof shall (i) withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, or fail to make, in each case in a manner adverse to APP, the approval or recommendation by such Board of Directors or such committee of the Mergers or this Agreement; (ii) approve or recommend, or propose publicly to approve or recommend, any FHC Wisconsin Alternative Transaction (any action in clause (i) or this clause (ii) being referred to as an “FHC Wisconsin Recommendation Change”); or (iii) cause FHC Wisconsin or any of its controlled Affiliates to enter into any letter of intent, agreement in principle, acquisition agreement or other agreement related to any FHC Wisconsin Alternative Transaction or requiring, or reasonably likely to cause, FHC Wisconsin to terminate, delay or fail to consummate, or that would otherwise impede, interfere with or be inconsistent with, the consummation of the Mergers or any of the other transactions contemplated by this Agreement. Notwithstanding the foregoing, prior to the receipt of the FHC Wisconsin Stockholder Approval, the Board of Directors of FHC Wisconsin may effect an FHC Wisconsin Recommendation Change if (i) FHC Wisconsin receives an unsolicited written FHC Wisconsin Acquisition Proposal that the Board of Directors of FHC Wisconsin determines in good faith (after consultation with its advisors) is an FHC Wisconsin Superior Proposal and determines in good faith (after consultation with its outside legal counsel) that its failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law and (ii) prior to such FHC Wisconsin Recommendation Change, FHC Wisconsin shall have provided to APP a written notice of its intention to make such an FHC Wisconsin Recommendation Change (which notice shall not be deemed to be in and of itself, an FHC Wisconsin Recommendation Change).

(d) In addition to the obligations of FHC Wisconsin set forth in Sections 6.3(b) and 6.3(c), FHC Wisconsin shall promptly, and in any event within 24 hours of receipt thereof, advise APP orally and in writing of any request for information or of any FHC Wisconsin Acquisition Proposal, the material terms and conditions of such FHC Wisconsin Acquisition Proposal (including any changes thereto) and the identity of the Person making such FHC Wisconsin Acquisition Proposal. FHC Wisconsin shall (i) keep APP reasonably informed of the status and details (including amendments or proposed amendments) of any such FHC Wisconsin Acquisition Proposal on a current basis and (ii) provide to APP as soon as reasonably practicable after receipt or delivery thereof copies of all correspondence and other written materials exchanged between FHC Wisconsin or its Subsidiaries or any of their Representatives, on the one hand, and any Person making such FHC Wisconsin Acquisition Proposal, on the other hand, in each case that describes in any material respect any of the material terms or conditions of any such FHC Wisconsin Acquisition Proposal.

(e) Nothing in this Section 6.3 shall prohibit the Board of Directors of FHC Wisconsin from taking and disclosing to FHC Wisconsin’s stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A under the Exchange Act, or other applicable Law, if such Board of Directors determines, after consultation with outside counsel, that failure to so disclose such position could constitute a violation of applicable Law, and any such disclosure which would otherwise constitute an FHC Wisconsin Recommendation Change shall not be deemed to constitute such an FHC Wisconsin Recommendation Change if such Board of Directors expressly publicly reaffirms its approval and recommendation of this Agreement within five Business Days after a request by APP to do so. In addition, it is understood and agreed that, for purposes of this Section 6.3, a factually accurate public statement by FHC Wisconsin that describes FHC Wisconsin’s receipt of an FHC Wisconsin Acquisition Proposal and the operation of this Agreement with respect thereto and contains a “stop-look-and-listen” or other similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not constitute an FHC Wisconsin Recommendation Change.

ARTICLE VII

ADDITIONAL AGREEMENTS

Section 7.1 Preparation of Proxy Statement; FHC Wisconsin Stockholders Meeting.

(a) As soon as reasonably practicable following the date of this Agreement, FHC Wisconsin shall prepare and file with the SEC a preliminary proxy statement relating to the matters to be submitted to the holders of the FHC Wisconsin Common Stock at the FHC Wisconsin Stockholders Meeting (such preliminary proxy statement and any amendments or supplements thereto, including the definitive proxy statement, the “Proxy Statement”). APP shall (i) provide to FHC Wisconsin any information for inclusion in the Proxy Statement which may be required under applicable Law or which is reasonably requested by FHC Wisconsin and (ii) use reasonable best efforts to cooperate with FHC Wisconsin in the preparation of the Proxy Statement. Notwithstanding any other provision herein to the contrary, no amendment or supplement (including by incorporation by reference) to the Proxy Statement shall be made without the approval of both APP and FHC Wisconsin, which approval shall not be unreasonably withheld, conditioned or delayed; provided that with respect to documents filed by a party that are incorporated by reference in the Proxy Statement, this right of approval shall apply only with respect to information relating to the other party or its business, financial condition or results of operations, or the combined entity; and provided, further, that this approval right shall not apply with respect to information relating to an FHC Wisconsin Recommendation Change. FHC Wisconsin will, as promptly as practicable after receipt thereof, provide APP with copies of any written comments and advise APP of any oral comments, with respect to the Proxy Statement received from the SEC. FHC Wisconsin will use its reasonable best efforts to respond as promptly as practicable to any comments received from the SEC with respect to the Proxy Statement. Notwithstanding the foregoing, prior to mailing in definitive form the Proxy Statement (or any amendment or supplement thereto), or responding to any comments received from the SEC with respect thereto, FHC Wisconsin will provide APP with a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response). FHC Wisconsin shall use reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as soon as reasonably practicable after (i) if FHC Wisconsin does not receive comments from the SEC with respect to the preliminary Proxy Statement and does not reasonably believe that it will receive comments, the tenth calendar day immediately following the date of filing of the preliminary Proxy Statement with the SEC and (ii) if FHC Wisconsin does receive comments from the SEC with respect to the preliminary Proxy Statement, clearance by the SEC with respect to such comments. If at any time prior to the Reincorporation Effective Time any information relating to APP, FHC Wisconsin or any of their respective Affiliates, officers or directors, should be discovered by APP or FHC Wisconsin that should be set forth in an amendment or supplement to the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and, to the extent required by applicable Law, disseminated to the stockholders of FHC Wisconsin.

(b) FHC Wisconsin shall, as promptly as practicable following the date of this Agreement, duly give notice of, convene and hold a meeting of its stockholders (the “FHC Wisconsin Stockholders Meeting”) in accordance with the WBCL for the purpose of obtaining the FHC Wisconsin Stockholder Approval and shall, subject to the provisions of Section 6.3(b), (i) through its Board of Directors, recommend to its stockholders the adoption and approval of this Agreement, (ii) include such recommendation in the Proxy Statement and (iii) use reasonable best efforts to solicit the approval of its stockholders of the Company F Stockholder Approval in accordance with the requirements of applicable Law. FHC Wisconsin may only postpone or adjourn the FHC Wisconsin Stockholders Meeting (i) to solicit additional proxies for the purpose of obtaining the FHC Wisconsin Stockholder Approval, (ii) for the absence of a quorum, or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that FHC Wisconsin has determined, after consultation with outside counsel, is reasonably likely to be required under Law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of FHC Wisconsin prior to the FHC Wisconsin Stockholders Meeting. FHC Wisconsin will permit Representatives of APP to attend the FHC Wisconsin Stockholders Meeting.

(c) The only matters to be voted upon at the FHC Wisconsin Stockholders Meeting are (i) the Mergers, (ii) any adjournment or postponement of the FHC Wisconsin Stockholders Meeting, and (iii) any other matters as are required by applicable Law.

Section 7.2 Access to Information; Confidentiality. Subject to the Confidentiality Agreement and subject to applicable Law, upon reasonable notice, each of APP and FHC Wisconsin shall, and shall cause each of its respective Subsidiaries to, afford to the other party and to the officers, employees and Representatives of such other party, reasonable access, during normal business hours during the period from the date of this Agreement to the earlier of the APP Effective Time and the termination of this Agreement, to all their respective properties, books, contracts, commitments, personnel and records (provided that such access shall not unreasonably interfere with the business or operations of such party), and during such period, each of APP and FHC Wisconsin shall, and shall cause each of its respective Subsidiaries to, furnish promptly to the other party all information concerning its business, properties and personnel as such other party may reasonably request; provided, however, that the foregoing shall not require APP or FHC Wisconsin to disclose any information pursuant to this Section 7.2 to the extent that (i) in the reasonable good faith judgment of such party, any applicable Law requires such party or its Subsidiaries to restrict or prohibit access to any such information, (ii) in the reasonable good faith judgment of such party, the information is subject to binding confidentiality obligations to a third party or (iii) disclosure of any such information or document would result in the loss of attorney-client privilege; provided, further, that with respect to clauses (i) through (iii) of this Section 7.2, APP or FHC Wisconsin, as applicable, shall use reasonable best efforts to (1) obtain the required consent of any third party necessary to provide such disclosure, (2) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to APP or FHC Wisconsin, as the case may be and (3) utilize the procedures of a joint defense agreement or implement such other techniques if the parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege. No review pursuant to this Section 7.2 shall affect any representation or warranty given by the other party hereto. Each of APP and FHC Wisconsin shall hold, and shall cause its respective Affiliates, officers, employees and Representatives to hold, any information in accordance with the terms of the Confidentiality Agreement.

Section 7.3 Reasonable Best Efforts. Except where a different standard of efforts to be undertaken is expressly set forth in another Section or provision of this Agreement, upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, as soon as possible following the date hereof, the Mergers and the other transactions contemplated by this Agreement, including using reasonable best efforts in (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities as set forth in Section 4.2(c) of the APP Disclosure Letter and Section 5.2(c) of the FHC Wisconsin Disclosure Letter (the “Required Consents”) prior to the applicable Effective Time, and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain a Required Consent from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers, and any necessary or appropriate financing arrangements, from third parties, (iii) the contesting and defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement, and (v) refraining from taking any action that would reasonably be expected to impede, interfere with, prevent or materially delay the consummation of the Mergers.

Section 7.4 Indemnification, Exculpation and Insurance.

(a) For a period of six years from and after the APP Effective Time, FHC Delaware shall indemnify and hold harmless each individual who is as of the date of this Agreement, or who becomes prior to the APP Effective Time, a director or officer of FHC Wisconsin or APP or any of their Subsidiaries or who is as of the date of this Agreement, or who thereafter commences prior to the APP Effective Time, serving at the request of FHC Wisconsin or APP, as applicable, or any of their respective Subsidiaries as a director or officer of another Person (the “Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any Action, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the APP Effective Time (including this Agreement and the transactions and actions contemplated hereby)), arising out of or pertaining to the fact that the Indemnified Party is or was an officer or director of FHC Wisconsin or APP, as applicable, or any of their respective Subsidiaries or is or was serving at the request of FHC Wisconsin or APP, as applicable, or any of their respective Subsidiaries as a director or officer of another Person or in respect of any acts or omissions in their capacities as such directors of officers occurring prior to the APP Effective Time, whether asserted or claimed prior to, at or after the APP Effective Time, to the fullest extent as such Indemnified Parties are indemnified as of the date of this Agreement by FHC Wisconsin pursuant to the Organizational Documents of FHC Wisconsin or any of its Subsidiaries, or by APP pursuant to the Organizational Documents of APP any of its Subsidiaries, as applicable and the fullest extent permissible under applicable Law. In the event of any such Action, (i) each Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such Action from FHC Delaware to the same extent as such Indemnified Parties are entitled to advancement of expenses as of the date of this Agreement by FHC Wisconsin pursuant to the Organizational Documents of FHC Wisconsin or any of its Subsidiaries, or by APP pursuant to the Organizational Documents of APP or any of its Subsidiaries, as applicable; provided that any Person to whom expenses are advanced provides an undertaking, if and only to the extent required by the WBCL, the DGCL, the Organizational Documents of FHC Wisconsin, or the Organizational Documents of APP, as applicable, to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and (ii) FHC Delaware shall, and shall cause its Subsidiaries to, cooperate in the defense of any such matter. Notwithstanding anything to the contrary in this Section 7.4(a) or elsewhere in this Agreement, FHC Delaware and APP Surviving Corporation will not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any Action for which indemnification has been sought under this Section 7.4(a) unless such settlement, compromise, consent or termination includes an unconditional release of such Indemnified Party from all liability arising out of such Action and does not include any admission of liability with respect to such Indemnified Party. In the event that FHC Delaware or APP Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, FHC Delaware and/or APP Surviving Corporation, as applicable, shall cause proper provision to be made so that the successors and assigns of FHC Delaware and/or APP Surviving Corporation, as applicable, assume the obligations set forth in this Section 7.4.

(b) For a period of six years from and after the APP Effective Time, FHC Delaware shall either cause to be maintained in effect the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by FHC Wisconsin or APP or any of their Subsidiaries or provide substitute polices for not less than the existing coverage and that have other terms not less favorable to the insured Persons with respect to claims arising from facts or events that occurred on or before the APP Effective Time, except that in no event shall FHC Delaware be required to pay with respect to such insurance policies (or substitute insurance policies) (i) of FHC Wisconsin in respect of any one policy year more than 300% of the annual premium payable by FHC Wisconsin for such insurance for the year ending June 22, 2016 (the “Maximum Amount”), and if FHC Delaware is unable to obtain the insurance required by this Section 7.4 it shall obtain as much comparable insurance as possible for the years within such six-year period for an annual premium equal to the Maximum Amount, in respect of each policy year within such period; provided that in lieu of the foregoing, FHC Wisconsin may obtain at or prior to the APP Effective Time a six-year “tail” policy under FHC Wisconsin’s existing directors and officers insurance policy providing equivalent coverage to that described in the preceding sentence if and to the extent that the same may be obtained for an amount that, on an annual basis, does not exceed the Maximum Amount, or (ii) of APP in respect of any one policy year more than the Maximum Amount, and if FHC Delaware is unable to obtain the insurance required by this Section 7.4 it shall obtain as much comparable insurance as possible for the years within such six-year period for an annual premium equal to the Maximum Amount, in respect of each policy year within such period.

(c) Any Indemnified Party wishing to claim indemnification under Section 7.4(a), upon learning of any such Action, will promptly notify FHC Delaware thereof, but the failure to so notify will not relieve FHC Delaware of any liability it may have to such Indemnified Party except to the extent such failure prejudices the indemnifying party. In the event of any such Action (whether arising before, at or after the Reincorporation Effective Time): (i) FHC Delaware will have the right to assume the defense thereof and FHC Delaware will not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if FHC Delaware elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between FHC Delaware and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and FHC Delaware will pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, however, that FHC Delaware will be obligated pursuant to this Section 7.4(c) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest; provided, that the fewest number of counsels necessary to avoid conflicts of interest will be used; (ii) the Indemnified Parties will cooperate in the defense of any such matter; and (iii) FHC Delaware will not be liable for any settlement effected without their prior written consent; provided, further, that FHC Delaware will not have any obligation hereunder to any Indemnified Party if and when a court of competent jurisdiction ultimately determines, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law.

(d) The provisions of this Section 7.4 (i) shall survive consummation of the Mergers, (ii) are intended to be for the benefit of, and will be enforceable by, each indemnified or insured party (including the Indemnified Parties), his or her heirs and his or her representatives, and (iii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

Section 7.5 Fees and Expenses. Except as set forth in this Section 7.5 and in Section 10.2, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement, including the Mergers, shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated, except that each of FHC Wisconsin and APP shall bear and pay one-half of the costs and expenses (other than the fees and expenses of each party’s attorneys and accountants, which shall be borne by the party incurring such expenses) incurred by the parties hereto in connection with (i) the filing, printing and mailing of the Proxy Statement (including SEC filing fees) and (ii) the listing of the FHC Delaware Common Stock on NASDAQ (such costs and expenses in the foregoing Subsections (i) and (ii) that are paid by APP, collectively, the “Specified Expenses”).

Section 7.6 Public Announcements. The parties shall issue a joint press release, mutually acceptable to FHC Wisconsin and APP, as soon as reasonably practicable after the execution of this Agreement. Thereafter, FHC Wisconsin and APP shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public statement without the prior consent of the other, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, (a) any such press release or public statement as may be required by applicable Law or any listing agreement with any national securities exchange may be issued prior to such consultation if the party making the release or statement has used its reasonable best efforts to consult with the other party, (b) the second sentence of this Section 7.6 shall not apply with respect to an FHC Wisconsin Recommendation Change (or any responses thereto) or any communication pursuant to Section 6.3(d), (c) the second sentence of this Section 7.6 shall not apply to any disclosure of information concerning this Agreement in connection with any dispute between the parties regarding this

Agreement, (d) the second sentence of this Section 7.6 shall not apply in respect of any such content that has been previously consented to by the other party, or otherwise exempted from this Section 7.6, to the extent replicated in whole or in party in any subsequent press release or other announcement, and (e) the second sentence of this Section 7.6 shall not apply to any public statement regarding the transactions contemplated hereby in response to questions from the press, analysts, investors or those attending industry conferences, or to internal announcements to employees, so long as such statements are not inconsistent with previous press releases, public disclosures or public statements made jointly by the parties and otherwise in compliance with this Section 7.6 and do not reveal material nonpublic information regarding this Agreement or the transactions contemplated hereby.

Section 7.7 NASDAQ Listing. APP and FHC Wisconsin shall use reasonable best efforts to cause the FHC Delaware Common Stock issuable under Article III to be approved for listing on NASDAQ, subject to official notice of issuance, as promptly as practicable after the date of this Agreement, and in any event prior to the Closing Date.

Section 7.8 Tax Treatment. Each of APP, FHC Wisconsin and their respective Subsidiaries shall use reasonable best efforts to cause (a) the Reincorporation Merger to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and (b) the APP Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The parties shall report each of the Mergers in a manner consistent with such qualification. None of APP, FHC Wisconsin or any of their respective Subsidiaries shall take any action, or allow any Affiliate to take any action, that could reasonably be expected to preclude any of the foregoing.

Section 7.9 Takeover Statutes. FHC Wisconsin and APP shall take all action necessary to ensure that neither the restrictions on business combinations contained in Section 203 of the DGCL and Section 180.1130 of the WBCL nor any other “business combination,” “interested stockholder,” “freeze out,” “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover Laws are or become applicable to this Agreement or the Mergers. If any antitakeover or similar statute or regulation is or may become applicable to the transactions contemplated by this Agreement, each of the parties hereto and its respective Board of Directors shall (i) grant such approvals and take all such actions as are legally permissible so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and (ii) otherwise act to eliminate or minimize the effects of any such statute or regulation on the transactions contemplated hereby.

Section 7.10 Conveyance Taxes. APP and FHC Wisconsin shall cooperate in the preparation, execution and filing of all Tax Returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or any similar Taxes which become payable in connection with the transactions contemplated by this Agreement that are required or permitted to be filed on or before the applicable Effective Time.

Section 7.11 Employee Benefits.

(a) From and after the applicable Effective Time, FHC Delaware shall assume and honor all APP Benefit Plans and FHC Wisconsin Benefit Plans (including, without limitation, and in accordance with the terms thereof, the arrangements identified on Section 7.11 of the APP Disclosure Letter and Section 7.11 of the FHC Wisconsin Disclosure Letter). For all purposes under the employee benefit plans of FHC Delaware and its Affiliates providing benefits to any current or former employee of APP or FHC Wisconsin or any of their respective Affiliates (collectively, the “Employees”) after the applicable Effective Time (the “New Plans”), and subject to applicable Law, each Employee shall be credited with his or her years of service with APP or FHC Wisconsin or any of their respective Affiliates, as the case may be, before the applicable Effective Time, to the same extent as such Employee was entitled, before the applicable Effective Time, to credit for such service under any similar APP Benefit Plans or FHC Wisconsin Benefit Plans, as applicable, except to the extent such credit would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, and subject to any applicable Law: (i) each Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans which are welfare benefit plans to the extent coverage under such New Plan replaces coverage under a comparable APP Benefit Plan or FHC Wisconsin Benefit Plan, as applicable, in which such Employee participated immediately before the applicable Effective Time (such plans, collectively, the “Old Plans”); and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Employee, FHC Delaware shall cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Employee and his or her covered dependents, and FHC Delaware shall cause any eligible expenses incurred by such Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(b) Nothing contained in this Section 7.11 shall (i) be construed to establish, amend, or modify any benefit or compensation plan, program, agreement, contract, policy or arrangement, (ii) limit the ability of FHC Delaware, APP or FHC Wisconsin or any of their Subsidiaries or Affiliates to amend, modify or terminate any benefit or compensation plan, program, agreement, contract, policy or arrangement at any time assumed, established, sponsored or maintained by any of them, (iii) create any third-party beneficiary rights or obligations in any Person (including any Employee) other than the parties to this Agreement or any right to employment or continued employment or to a particular term or condition of employment with FHC Delaware, APP or FHC Wisconsin or any of their Subsidiaries, or any of their respective Affiliates, or (iv) limit the right of FHC Delaware, APP or FHC Wisconsin (or any of their Subsidiaries) to terminate the employment or service of any employee or other service provider following the Closing Date at any time and for any or no reason.

Section 7.12 Section 16(b). FHC Delaware, APP and FHC Wisconsin shall each take all such steps as are reasonably necessary to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of APP or FHC Wisconsin (including derivative securities) or acquisitions of equity securities of FHC Delaware (including derivative securities) in connection herewith by any individual who (a) is a director or officer of APP or FHC Wisconsin or (b) at the APP Effective Time, will become a director or officer of FHC Delaware, in each case to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 7.13 Certain Litigation. Each party shall promptly advise the other party in writing of any litigation commenced or, to the Knowledge of such party, threatened, after the date hereof against such party or any of its directors, officers, managers, partners or Affiliates (in their capacity as such) relating to this Agreement or the transactions contemplated hereby, and shall keep the other party reasonably informed regarding any such litigation. Such party shall give the other party the opportunity to participate in the defense or settlement of any such litigation, and no such settlement shall be agreed to without the other party’s prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). In connection with any such litigation and the parties’ performance of their obligations under this Section 7.13, the parties will enter into a customary common interest or joint defense agreement or implement such other arrangement as reasonably required to preserve any attorney-client privilege or other applicable legal privilege; except that the parties will not be required to provide information to the other party if such party’s Board of Directors determines in good faith, after consultation with outside counsel, that doing so would cause the loss of any attorney-client privilege or other applicable legal privilege.

Section 7.14 FHC Delaware Sub and APP Merger Sub Approvals. Promptly following the execution of this Agreement, FHC Wisconsin take all action necessary to cause this Agreement and the transactions contemplated by this Agreement and the Transaction Documents, including the Mergers, to be adopted by FHC Wisconsin as the sole stockholder of each of FHC Delaware Sub and APP Merger Sub, as applicable, for all required purposes under applicable Law.

Section 7.15 FHC Wisconsin Financial Advisor Warrant; Equity Grants. On the Closing Date, FHC Delaware shall (a) issue a warrant covering the number of shares of FHC Delaware Common Stock, and with an exercise price and other terms, determined in accordance with the terms of the Financial Advisor Engagement Letter and (b) make the equity grants set forth on Schedule 7.15 hereto. The issuance of such warrant and such equity grants shall not affect the Merger Consideration hereunder.

Section 7.16 APP Stockholder Consents. APP shall deliver to FHC Wisconsin concurrently with the execution and delivery of this Agreement a copy of all APP Consents. Promptly following, but in no event more than five Business Days after the date of this Agreement, APP shall prepare and mail a notice (the “APP Stockholder Notice”) to every holder of APP Stock that did not execute the APP Consent. The APP Stockholder Notice shall (i) be a statement to the effect that the Board of Directors of APP unanimously determined that the APP Merger is advisable in accordance with Section 251(b) of the DGCL and in the best interests of the Stockholders and unanimously approved and adopted this Agreement, the APP Merger and the other transactions contemplated hereby, (ii) provide the holders of APP Stock to whom it is sent with notice of the actions taken in the APP Consent, including the approval and adoption of this Agreement, the APP Merger and the other transactions contemplated hereby in accordance with Section 228(e) of the DGCL and the Organizational Documents of APP and (iii) notify such holders of their dissent and appraisal rights pursuant to Section 262 of the DGCL. The APP Stockholder Notice shall include therewith a copy of Section 262 of the DGCL and all such other information as FHC Wisconsin shall reasonably request, and shall be sufficient in form and substance to start the 20 day period during which a holder of APP Stock must demand appraisal of such stockholder’s APP Common Stock as contemplated by Section 262(d)(2) of the DGCL. All materials submitted to the holders of APP Stock in accordance with this Section 7.16 shall be subject to FHC Wisconsin’s advance review and reasonable approval, such approval not to be unreasonably withheld, conditioned or delayed.

ARTICLE VIII

CONDITIONS PRECEDENT

Section 8.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Mergers, as applicable, is subject to the satisfaction or waiver, in whole or in part, (to the extent permitted by applicable Law) on or prior to the Closing Date of each of the following conditions:

(a) Stockholder Approvals. Each of the APP Stockholder Approval and the FHC Wisconsin Stockholder Approval shall have been obtained.

(b) No Injunctions or Restraints. No Law entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition (collectively, “Restraints”) shall be in effect preventing the consummation of the Reincorporation Merger or the APP Merger.

(c) NASDAQ Listing. The shares of FHC Delaware Common Stock issuable to the stockholders of FHC Wisconsin and the stockholders of APP as contemplated by Article III shall have been approved for listing on NASDAQ, subject to official notice of issuance.

(d) Escrow Agreement. Each of the Stockholders’ Representative, FHC Delaware, the Committee and the Escrow Agent shall have duly executed and delivered the Escrow Agreement.

Section 8.2 Conditions to Obligations of FHC Wisconsin. The obligation of FHC Wisconsin to effect the Mergers is further subject to satisfaction or waiver, in whole or in part, (to the extent permitted by applicable Law) of the following conditions:

(a) Representations and Warranties. (i) the representations and warranties of APP contained in Section 4.1, Section 4.2(a), and Section 4.3 shall be true and correct in all material respects as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to a specific date or the date of this Agreement, in which case such representations and warranties, shall be true and correct in all material respects as of such date); (ii) the representations and warranties of APP contained in Section 4.7(b) shall be true and correct as of the Closing Date as though made on the Closing Date; and (iii) each of the representations and warranties of APP contained in this Agreement (other than those contained in the sections set forth in the preceding clauses (i) and (ii)) (without giving effect to any limitation as to “materiality”, “Material Adverse Effect” or any provisions contained therein relating to preventing or materially delaying the consummation of any of the transactions contemplated hereby set forth therein) shall be true and correct as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct as of such date), except where the failure to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate with respect to all such failures, a Material Adverse Effect on APP.

(b) Performance of Obligations of APP. APP shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c) Officer’s Certificate. FHC Wisconsin shall have received an officer’s certificate duly executed by the Chief Executive Officer or the Chief Financial Officer of APP to the effect that the conditions set forth in Sections 8.2(a) and 8.2(b) have been satisfied.

(d) Employment Agreement. The Employment Agreement shall be in full force and effect and Mitchell S. Steiner, M.D. shall be willing and able to commence employment thereunder immediately following the APP Effective Time.

(e) Dissenting Shares. The number of APP Stock that are Dissenting Shares shall not represent more than 2% of the number of shares of APP Common Stock issued and outstanding as of immediately prior to the APP Effective Time (calculated on a fully converted basis).

(f) Shareholder Representation Letter. Each holder of APP Stock, except those holding Dissenting Shares, shall have duly completed, executed and delivered a Shareholder Representation Letter in the form attached hereto as Exhibit H.

Section 8.3 Conditions to Obligations of APP. The obligation of APP to effect the APP Merger is further subject to satisfaction or waiver, in whole or in part, (to the extent permitted by applicable Law) of each of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of FHC Wisconsin contained in Section 5.1, Section 5.2(a), and Section 5.3 shall be true and correct in all material respects as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct in all material respects as of such date); (ii) the representations and warranties of FHC Wisconsin contained in Section 5.7(b) shall be true and correct as of the Closing Date as though made on the Closing Date and (iii) each of the representations and warranties of FHC Wisconsin contained in this Agreement (other than those contained in the sections set forth in the preceding clauses (i) and (ii)) (without giving effect to any limitation as to “materiality,” “Material Adverse Effect” or any provisions contained therein relating to preventing or materially delaying the consummation of any of the transactions contemplated hereby set forth therein) shall be true and correct as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to a specific date or the date of this Agreement, in which case such representations and warranties shall be true and correct as of such date), except where the failure to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate with respect to all such failures, a Material Adverse Effect on FHC Wisconsin.

(b) Performance of Obligations of FHC Wisconsin. FHC Wisconsin shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c) Officer’s Certificate. APP shall have received an officer’s certificate duly executed by the Chief Executive Officer or the Chief Financial Officer of FHC Wisconsin to the effect that the conditions set forth in Sections 8.3(a) and 8.3(b) have been satisfied.

(d) [Intentionally Deleted.]

(e) Registration Rights Agreement. FHC Delaware shall have duly executed and delivered a registration rights agreement substantially in the form of Exhibit I attached hereto (the “Registration Rights Agreement”).

ARTICLE IX

INDEMNIFICATION

Section 9.1 Indemnification from the Escrow Shares. From and after the APP Effective Time, subject to the limitations set forth in this Article IX, FHC Delaware, its Subsidiaries and their respective officers, directors, employees, owners, agents, Affiliates and their respective successors and assigns (the “Delaware Indemnified Parties”) shall be indemnified, defended, protected and held harmless out of the Escrow Shares, from, against and in respect of, and shall be reimbursed for, all Damages suffered, sustained, incurred or paid by any such Delaware Indemnified Party, whether prior to, at or after the APP Effective Time, based upon, resulting from or arising out of, directly or indirectly (any such Damages, the “Covered Damages”):

(a) any inaccuracy in or breach of any representation or warranty of APP set forth in this Agreement or in any certificate delivered by or on behalf of APP pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b) any breach of any covenant or agreement on the part of APP set forth in this Agreement or any Transaction Document to which APP is a party; or

(c) any claim by any Former APP Stockholder to Merger Consideration other than as set forth on the Allocation Certificate.

Section 9.2 Survival; Right to Indemnification Not Affected by Knowledge. The representations and warranties of APP in this Agreement or in any Transaction Document shall survive the Closing for a period of one year after the Closing Date with respect to Claims under Section 9.1 from the Escrow Shares (the “Survival Period”) and shall thereafter terminate and be of no further force or effect. No Claims may be made by any Delaware Indemnified Party under Section 9.1 after the end of the Survival Period; provided, however, that a Claim under Section 9.1 as to which a Claim Notice is delivered in accordance with Section 9.3 during the Survival Period shall, with respect only to such Claim, continue in force and effect beyond the end of the

Survival Period pending resolution of such Claim. The representations and warranties of APP, and the right to indemnification for the breach of any such representations and warranties, shall not be affected by any investigation conducted or knowledge obtained by any Delaware Indemnified Party, regardless of when such investigation was conducted or such knowledge was obtained.

Section 9.3 Indemnification Procedures. All Claims under Section 9.1 shall be asserted and resolved as follows:

(a) As soon as is reasonably practicable after any Delaware Indemnified Party becomes aware of any claim, event or circumstance that has or might give rise to an indemnification obligation under Section 9.1 (a “Claim”), such Delaware Indemnified Party, shall give written notice thereof (a “Claim Notice”) to the Stockholders’ Representative. The Claim Notice shall describe the Claim in reasonable detail and shall indicate the amount (reasonably estimated if necessary and to the extent feasible) of the Covered Damages that have been or may be suffered by the Delaware Indemnified Party. The failure of any Delaware Indemnified Party to promptly give the Stockholders’ Representative a Claim Notice shall not preclude such Delaware Indemnified Party from obtaining indemnification under this Article IX with respect to such Claim, except to the extent, and only to the extent, that such Delaware Indemnified Party’s failure has actually prejudiced the rights or increased the Covered Damages and obligations of any of the Escrow Participants hereunder with respect to such Claim.

(b) With respect to any Claim Notice relating to a Claim made by a third party against a Delaware Indemnified Party (a “Third Party Claim”), the Stockholders’ Representative shall have the right upon written notice (a “Control Notice”) to the Delaware Indemnified Party within 30 days after receipt from the Delaware Indemnified Party of the Claim Notice, to conduct at its expense with counsel reasonably satisfactory to the Delaware Indemnified Party the defense against such Third Party Claim in its own name or, if necessary, in the name of the Delaware Indemnified Party; provided, however, that (i) the Stockholders’ Representative may only assume control of such defense if the Stockholders’ Representative acknowledges in writing to the Delaware Indemnified Party that any Damages that may be assessed against the Delaware Indemnified Party in connection with such suit or proceeding constitute Covered Damages for which the Delaware Indemnified Party shall be indemnified pursuant to this Article IX, and (ii) the Stockholders’ Representative may not assume control of the defense of a suit or proceeding if (A) it involves criminal or quasi-criminal liability, (B) it seeks an injunction, equitable relief or any other relief other than monetary damages against the Delaware Indemnified Party, (C) the Delaware Indemnified Party reasonably believes an adverse determination with respect to the suit or proceeding would be materially detrimental to or injure the Delaware Indemnified Party’s reputation or future business prospects, (D) the Delaware Indemnified Party has been advised by counsel that a reasonable likelihood exists of a conflict of interest between the Stockholders’ Representative and the Delaware Indemnified Party; (E) settlement of or an adverse judgment with respect to such suit or proceeding is reasonably likely to establish an adverse precedent to the Delaware Indemnified Party; or (F) it is not reasonably clear that the Stockholders’ Representative will bear the entirety of any money damages or amount paid in settlement. Except for the matters set forth in Subsections (A) through (F) of the prior sentence for which the consent of the Stockholders’ Representative is not required, the Delaware Indemnified Party shall not settle a Third Party Claim without the prior written consent of the Stockholders’ Representative (such consent not to be unreasonably withheld or delayed). In the event that the Stockholders’ Representative delivers a Control Notice, the Delaware Indemnified Party will cooperate with and make available to the Stockholders’ Representative such assistance and materials as may be reasonably requested by it, and the Delaware Indemnified Party shall have the right at its expense to participate in the defense assisted by counsel of its own choosing. Without the prior written consent of the Delaware Indemnified Party (such consent not to be unreasonably withheld or delayed), the Stockholders’ Representative will not enter into any settlement of any Third Party Claim or cease to defend against such Third Party Claim; provided, that the Delaware Indemnified Party may withhold its consent in its sole discretion if pursuant to or as a result of such settlement or cessation, (i) injunctive or other equitable relief would be imposed against the Delaware Indemnified Party or (ii) such settlement or cessation would lead to material liability or create any material financial or other obligation on the part of the Delaware Indemnified Party for which the Delaware Indemnified Party is not entitled to indemnification hereunder. The Delaware Indemnified Parties may employ one separate counsel (and one local counsel in each applicable jurisdiction) and the reasonable out-of-pocket fees and expenses of such counsel shall be paid by the Stockholders’ Representative if the named parties to the Third Party Claim (including any impleaded parties) include any Delaware Indemnified Party or Delaware Indemnified Parties, as applicable, and the Delaware Indemnified Party or Delaware Indemnified Parties, as applicable, reasonably determines that the Delaware Indemnified Party or Delaware Indemnified Parties, as applicable, and the Stockholders’ Representative have conflicting interests or different defenses available with respect to such Third Party Claim, provided, that the Stockholders’ Representative shall not be required to pay the fees and expenses of more than one counsel for all Delaware Indemnified Parties (and one local counsel in each applicable jurisdiction) in connection with any one Third Party Claim or related group of Third Party Claims. If an offer is made to settle a Third Party Claim, which offer the Stockholders’ Representative is permitted to settle under this Section 9.3(b) only upon the prior written consent of the Delaware Indemnified Party, and the Stockholders’ Representative desires to accept and agree to such offer, the Stockholders’ Representative will give prompt written notice to the Delaware Indemnified Party to that effect. If the Delaware Indemnified Party does not consent to such firm offer within twenty calendar days after its receipt of such notice, the Delaware Indemnified Party may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Stockholders’ Representative as to such Third Party Claim will not exceed the amount of such settlement offer, plus costs and expenses paid or incurred by the Delaware Indemnified Party through the date such settlement offer is given to the Delaware Indemnified Party to the extent such amount is Covered Damage. In the event the Stockholders’ Representative does not deliver a Control Notice or does not conduct the defense of a Third Party Claim, the Delaware Indemnified Party shall defend such Third Party Claim as it deems reasonably appropriate, subject to this Section 9.3.

(c) In accordance with Section 9.6, the Stockholders’ Representative shall act as nominee for the Escrow Participants under the Escrow Agreement and with respect to any Claims.

(d) The Delaware Indemnified Parties, including FHC Delaware, shall act solely and exclusively through the Committee with respect to any Claim, including the sole and exclusive power to make, prosecute, pursue, settle, compromise or take any other action with respect to any Claim on behalf of such Delaware Indemnified Party and all matters under the Escrow Agreement relating to the Escrow Shares. Any action to be taken by the Committee shall be taken upon the affirmative vote of two out of the three members of the Committee; provided, however, that any notice or instruction by the Committee under this Agreement or the Escrow Agreement may be executed and delivered by any one or more members of the Committee. FHC Delaware shall cause its officers, employees, agents and other Persons under its control to cooperate with the Committee and to take any reasonable action requested by the Committee in connection with any Claim.

Section 9.4 Limits on Indemnification.

(a) The sole and exclusive source of satisfaction and payment of Damages for Claims made by any Delaware Indemnified Parties pursuant to Section 9.1 shall be a claim against the Escrow Shares pursuant to the Escrow Agreement, and the Former APP Stockholders (including the Escrow Participants) and the Stockholders’ Representative, individually or as a group, shall not have any obligation, responsibility or personal liability for the satisfaction and payment of any obligations hereunder, including without limitation any Covered Damages.

(b) No obligations shall be payable by out of the Escrow Shares under Section 9.1(a) unless and until the aggregate amount of all Covered Damages in respect of Claims under Section 9.1(a) exceed $250,000 (the “Basket”). At such time that the aggregate amount of such Covered Damages exceeds the Basket, the Delaware Indemnified Parties shall only be entitled to recover out of the Escrow Shares such amount of such Covered Damages which exceed the Basket, subject to the Cap. Notwithstanding the foregoing, the Basket shall not apply to Claims brought for breaches of the representations and warranties contained in Sections 4.1 (Organization, Standing and Corporate Power), 4.2 (Corporate Authority; Non-contravention), 4.3 (Capital Structure) or 4.13 (Taxes) or for claims arising from or based on fraud, intentional misrepresentation, felonious criminal activity or willful misconduct.

(c) Any qualifications in the representations, warranties and covenants of APP with respect to a Material Adverse Effect, materiality, material or similar terms will not have any effect with respect to the determination of the existence of a breach, the calculation of the amount of any Covered Damages or the application of the Basket.

(d) No obligations shall be payable out of the Escrow Shares under Section 9.1 for Covered Damages in respect of Claims under Section 9.1 that exceed, in the aggregate, $25,000,000; provided, however, from and after the sixth-month anniversary of the Closing Date, to the extent that Escrow Shares are released pursuant to the Escrow Agreement, such amount shall be reduced to 25% of the foregoing (such amount, as applicable, the “Cap”).

Section 9.5 Exclusive Remedy. Except for the remedies that cannot be waived as a matter of law, as provided in Section 11.9 or for claims arising from or based on fraud, intentional misrepresentation, felonious criminal activity or willful misconduct, from and after the APP Effective Time, indemnification pursuant to this Article IX sets forth the exclusive remedy of the Delaware Indemnified Parties with respect to the provisions of Section 9.1.

Section 9.6 Stockholders’ Representative.

(a) Upon APP Stockholder Approval, each of the Escrow Participants will be deemed to have irrevocably appointed Mitchell S. Steiner, M.D., as its, his or her true and lawful attorney-in-fact and agent (the “Stockholders’ Representative”), with full power of substitution or resubstitution, to act solely and exclusively on behalf of such Escrow Participants with regard to matters pertaining to (i) the indemnification of the Delaware Indemnified Parties referred to in this Article IX, including the power to compromise any Claim on behalf of such Escrow Participant, and (ii) all matters under the Escrow Agreement or relating to the Escrow Shares.

(b) The appointment of the Stockholders’ Representative shall be deemed coupled with an interest and shall be irrevocable, and FHC Wisconsin and any other Person may conclusively and absolutely rely, without inquiry, upon any action of the Stockholders’ Representative in all matters referred to herein. By their appointment of the Stockholders’ Representative, the Escrow Participants thereby confirm all that the Stockholders’ Representative shall do or cause to be done by virtue of its appointment as the representative of the Escrow Participants hereunder. The Stockholders’ Representative shall act for the Escrow Participants on all of the matters set forth in this Article IX and the Escrow Agreement in the manner the Stockholders’ Representative believes to be in the best interest of the Escrow Participants and consistent with this Article IX and the Escrow Agreement, but the Stockholders’ Representative shall not be responsible to any Escrow Participant for any damages which the Escrow Participant may suffer by the performance (including any damages arising out of the Stockholders’ Representative’s negligence) of the Stockholders’ Representative’s duties hereunder, other than damages arising from willful violation of applicable Law or willful misconduct in the performance of such duties hereunder. The Stockholders’ Representative shall not have any duties or responsibilities except those expressly set forth in this Agreement or the Escrow Agreement, and no implied covenants, functions, responsibilities, duties or liabilities shall be read into this Agreement or shall otherwise exist against the Stockholders’ Representative. The Stockholders’ Representative shall pay all of the expenses incurred by the Stockholders’ Representative in performing its duties hereunder. The Stockholders’ Representative shall be entitled to rely, and shall be fully protected in relying, upon any statements furnished to it by any Escrow Participant or FHC Wisconsin, or any other evidence deemed by the Stockholders’ Representative to be reliable, and the Stockholders’ Representative shall be entitled to act on the advice of counsel selected by it.

(c) The Stockholders’ Representative is an intended beneficiary of this Section 9.6.

ARTICLE X

TERMINATION, AMENDMENT AND WAIVER

Section 10.1 Termination. This Agreement may be terminated at any time prior to the Reincorporation Effective Time, and (except in the case of Section 10.1(f) or 10.1(g)) whether before or after the APP Stockholder Approval or the FHC Wisconsin Stockholder Approval, upon written notice (other than in the case of Section 10.1(a) below) from the terminating party to the non-terminating party specifying the subsection of this Section 10.1 pursuant to which such termination is effected:

(a) by mutual written consent of APP and FHC Wisconsin;

(b) by either APP or FHC Wisconsin:

(i) if the Mergers shall not have been consummated by September 30, 2016 (the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to any party who has materially breached any of its representations, warranties, covenants or agreements set forth in this Agreement or has otherwise failed perform any of its material obligations under this Agreement in any manner that shall have proximately caused the failure of the Mergers to be consummated by such time;

(ii) if the FHC Wisconsin Stockholder Approval shall not have been obtained by reason of the failure to obtain the required vote at an FHC Wisconsin Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof; or

(iii) if any Restraint having any of the effects set forth in Section 8.1(b) shall be in effect and shall have become final and nonappealable, provided that the party seeking to terminate this Agreement pursuant to this Section 10.1(b)(iii) shall have used reasonable best efforts to prevent the entry of and to remove such Restraint;

(c) by FHC Wisconsin if the APP Stockholder Approval shall not have been obtained by reason of failure to obtain the APP Consents;

(d) by FHC Wisconsin if APP shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 8.2(a) or 8.2(b) and (ii) is incapable of being cured by APP or is not cured within 30 days of written notice thereof;

(e) by APP if FHC Wisconsin shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 8.3(a) or 8.3(b) and (ii) is incapable of being cured by FHC Wisconsin or is not cured within 30 days of written notice thereof;

(f) by APP, at any time prior to the obtaining of the FHC Wisconsin Stockholder Approval, if (i) the FHC Wisconsin Board of Directors or any committee thereof shall have effected an FHC Wisconsin Recommendation Change, whether or not in compliance with Section 6.3, (ii) FHC Wisconsin shall have failed to include the FHC Wisconsin Recommendation in the Proxy Statement; or (iii) FHC Wisconsin shall have breached in any material respect, any of the provisions of Section 6.3(b); or

(g) by FHC Wisconsin, at any time prior to the obtaining of the FHC Wisconsin Stockholder Approval, if (i) (A) the FHC Wisconsin Board of Directors shall have determined that an FHC Wisconsin Acquisition Proposal constitutes a Superior Proposal and (B) FHC Wisconsin has provided notice to APP of such determination, and (ii) concurrently with the termination under this Section 10.1(g), FHC Wisconsin enters into a definitive acquisition agreement providing for the Superior Proposal.

Section 10.2 Effect of Termination.

(a) In the event of termination of this Agreement as provided in Section 10.1, this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of any of the parties, except (i) the provisions of this Section 10.2, the last sentence of Section 7.2, Section 7.5 and Article XI shall survive any such termination of this Agreement and no such termination shall relieve either party from any liability or obligation under such provisions and (ii) nothing contained herein shall relieve any party from liability for any Willful Breach hereof.

(b) Anything to the contrary notwithstanding, if (i) this Agreement is terminated by APP pursuant to Section 10.1(f), by FHC Wisconsin pursuant to Section 10.1(g) or by either APP or FHC Wisconsin pursuant to Section 10.1(b)(ii) and (ii)(A) an FHC Wisconsin Acquisition Proposal shall have been publicly disclosed prior to such termination and the date of the FHC Wisconsin Stockholders Meeting (if it is held prior to such termination) and shall be pending as of the date of such termination and (B) an FHC Wisconsin Alternative Transaction is consummated or a definitive agreement is entered into by FHC Wisconsin providing for an FHC Wisconsin Alternative Transaction within 12 months after the termination of this Agreement (provided that in no event shall a Termination Fee be payable unless such FHC Wisconsin Alternative Transaction is consummated), then in each such case APP shall suffer direct and substantial damages, which damages cannot be determined with certainty, and to compensate APP for such damages FHC Wisconsin shall pay APP the amount of $2,500,000 (the “Termination Fee”).

(c) If the Termination Fee becomes payable pursuant to Section 10.2(b) above, FHC Wisconsin shall make payment by a cashier’s check delivered by FHC Wisconsin to APP, or by wire transfer of immediately available funds pursuant to instructions provided by APP, within two Business Days after the consummation of the applicable FHC Wisconsin Alternative Transaction. For the avoidance of doubt, in no event shall FHC Wisconsin be obligated to pay the Termination Fee on more than one occasion.

(d) (i) If this Agreement is terminated by FHC Wisconsin or APP pursuant to Section 10.1(b)(ii) under circumstances where FHC Wisconsin will not be obligated to pay the Termination Fee to APP pursuant to Section 10.2(b) due to the failure to occur of one or both of the conditions in Section 10.2(b)(ii), then FHC Wisconsin shall reimburse APP for (A) 70% of APP’s reasonable, direct out-of-pocket expenses incurred in connection with this Agreement through the effective date of such termination and (B) 100% of APP’s Specified Expenses (such reimbursed amount in the foregoing Subsections (A) and (B), collectively, the “General Reimbursement”) within ten Business Days of APP’s written notice, specifying such expenses in reasonable detail, to FHC Wisconsin.

(ii) If this Agreement is terminated pursuant to Sections 10.1(e), (f) or (g), then FHC Wisconsin shall reimburse APP for 100% of APP’s Specified Expenses within ten Business Days of APP’s written notice, specifying such expenses in reasonable detail, to FHC Wisconsin.

(iii) If FHC Wisconsin pays any expense reimbursement pursuant to this Section 10.2(d), but is later obligated to pay the Termination Fee to APP pursuant to Section 10.2(b), the amount of such expense reimbursement shall be credited against the Termination Fee payable by FHC Wisconsin.

(e) Each party agrees that notwithstanding anything in this Agreement to the contrary, in the event that the Termination Fee or General Reimbursement set forth in Section 10.2(d)(i) is paid to APP in accordance with this Section 10.2, except with respect to remedies that cannot be waived as a matter of Law, or for claims arising from or based on fraud, intentional misrepresentation, felonious criminal activity or willful misconduct: (i) the payment of such Termination Fee or such General Reimbursement, as the case may be, shall be the sole and exclusive remedy of APP, its Subsidiaries, stockholders, Affiliates, officers, directors, employees and Representatives against FHC Wisconsin or any of its Representatives or Affiliates for, and (ii) in no event will APP or any other such Person seek to recover any other money damages or seek any other remedy based on a claim in law or equity with respect to, in each case of clause (i) and (ii), (A) any loss suffered, directly or indirectly, as a result of the failure of the Mergers to be consummated, (B) the termination of this Agreement, (C) any liabilities or obligations arising under this Agreement, or (D) any claims or actions arising out of or relating to any breach, termination or failure of or under this Agreement, and (iii) upon payment of any Termination Fee or General Reimbursement, as the case may be, in accordance with this Section 10.2, no party nor any Affiliates or Representatives of any party shall have any further liability or obligation to the other party relating to or arising out of this Agreement or the transactions contemplated hereby.

Section 10.3 Amendment. Subject to compliance with applicable Law, this Agreement may be amended by the parties hereto at any time before or after the APP Stockholder Approval or the FHC Wisconsin Stockholder Approval; provided, however, that (a) after any such approval, there may not be, without further approval of the stockholders of APP (in the case of the APP Stockholder Approval) and the stockholders of FHC Wisconsin (in the case of the FHC Wisconsin Stockholder Approval), any amendment of this Agreement that changes the amount or the form of the consideration to be delivered to the holders of APP Stock or FHC Wisconsin Common Stock hereunder or that by Law otherwise expressly requires the further approval of the stockholders of APP or the stockholders of FHC Wisconsin, as the case may be, and (b) except as provided above, no amendment of this Agreement shall be submitted to be approved by the stockholders of APP or the stockholders of FHC Wisconsin, unless required by Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto and duly approved by the parties’ respective Boards of Directors or a duly authorized committee thereof.

Section 10.4 Extension; Waiver. At any time prior to the Reincorporation Effective Time, a party hereto may, subject to the proviso of Section 10.3 (and for this purpose treating any waiver referred to below as an amendment), (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement, (c) waive compliance by the other party with any of the agreements or conditions contained in this Agreement or (d) waive the satisfaction of any of the conditions contained in this Agreement. No extension or waiver by APP or FHC Wisconsin shall require the approval of the stockholders of APP or FHC Wisconsin, respectively, unless such approval is required by applicable Law. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Any extension or waiver given in compliance with this Section 10.4 or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE XI

GENERAL PROVISIONS

Section 11.1 Nonsurvival of Representations and Warranties of FHC Wisconsin. None of the representations and warranties of FHC Wisconsin in this Agreement or in any instrument delivered by FHC Wisconsin pursuant to this Agreement shall survive the APP Effective Time. This Section 11.1 shall not limit Section 10.2(a) or any covenant or agreement of the parties that, by its terms, contemplates performance after the APP Effective Time.

Section 11.2 Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in notice given in accordance with this Section 11.2):

(a)	if to FHC Wisconsin to:

The Female Health Company

515 N. State Street, Suite 2225

Chicago, IL 60654

Attention: Chief Executive Officer

Email: OBAOL@femalehealthcompany.com

Facsimile: 312-595-9122

with a copy (which shall not constitute notice) to:

Reinhart Boerner Van Deuren s.c.

1000 North Water Street, Suite 1700

Milwaukee, WI 53202

Attention: James M. Bedore, Esq.

Email: jbedore@reinhartlaw.com

Facsimile: (414) 298-8097

(b)	if to APP, to:

Aspen Park Pharmaceuticals, Inc.

944 Park Avenue, Suite 1C

New York, NY 10028

Attention: Dr. Harry Fisch, M.D.

with a copy (which shall not constitute notice) to:

Littman Krooks LLP

655 Third Avenue, 20th Floor

New York, NY 10017

Attention: Mitchell C. Littman, Esq.

Email: mlittman@littmankrooks.com

Facsimile: (212) 490-2990

Section 11.3 Definitions. For purposes of this Agreement:

“APP Acquisition Proposal” means any offer, proposal, inquiry or indication of interest that relates to any APP Alternative Transaction.

“APP Alternative Transaction” means any of (a) a transaction or series of transactions pursuant to which any Person (or group of Persons) other than FHC Wisconsin and its Subsidiaries (including FHC Delaware Sub and APP Merger Sub) (such Person (or group of Persons), an “APP Third Party”), acquires or would acquire, directly or indirectly, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding shares of APP Stock (on an as-converted to APP Common Stock basis) or securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of the voting power of APP, whether from APP or pursuant to a tender offer or exchange offer or otherwise, (b) a merger, consolidation, share exchange or similar transaction pursuant to which any APP Third Party acquires or would acquire, directly or indirectly, assets or businesses of APP or any of its Subsidiaries representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of APP and its Subsidiaries taken as a whole, (c) any transaction pursuant to which any APP Third Party acquires or would acquire, directly or indirectly, control of assets (including for this purpose the outstanding equity securities of Subsidiaries of APP and any entity surviving any merger or combination including any of them) of APP or any of its Subsidiaries representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of APP and its Subsidiaries taken as a whole, or (d) any disposition of assets to an APP Third Party representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of APP and its Subsidiaries, taken as a whole.

“APP Closing Merger Consideration” means the number of shares of FHC Delaware Common Stock equal to (a) the APP Merger Consideration, minus (b) the Escrow Shares.

“APP Common Exchange Ratio” means, for each share of APP Common Stock outstanding immediately prior to the APP Effective Time, the number of shares of FHC Delaware Common Stock into which such share of APP Common Stock is to be converted as set forth on the Allocation Certificate.

“APP Consumer Products” means PREBOOST (medicated individual wipes for reducing the incidence of premature ejaculation).

“APP Disclosure Letter” means the disclosure letter delivered by APP to FHC Wisconsin prior to the execution and delivery of this Agreement.

“APP Equity Plans” means the APP 2015 Incentive Compensation Plan and any other plan pursuant to which APP Equity Awards are granted.

“APP Intellectual Property” means all Intellectual Property that is owned by APP.

“APP IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, permissions and other Contracts (including any right to receive or obligation to pay royalties or any other consideration, but excluding “shrink wrap” licenses or other licenses for “off-the-shelf” software), whether written or oral, relating to Intellectual Property to which APP is a party, beneficiary or otherwise bound.

“APP IP Registrations” means all APP Intellectual Property that is subject to any issuance registration, application or other filing by, to or with any Governmental Entity or authorized private registrar in any jurisdiction, including registered trademarks, domain names and copyrights, issued and reissued patents and pending applications for any of the foregoing.

“APP Merger Consideration” means the number of shares of FHC Delaware Common Stock equal to 45% of the total number of shares of FHC Delaware Common Stock outstanding on a Fully-Diluted Basis immediately after APP Effective Time after giving effect to the issuance of the APP Merger Consideration.

“APP Option” means an option to purchase shares of APP Common Stock.

“APP Products” mean all products and product candidates sold or available for sale or under development by APP, including the APP Consumer Products and (a) sexual health vitamin and mineral supplement for both women and men, (b) female sexual health lubricating and warming gel with niacin, (c) APP-111 (oral anti-tubulin targeting chemotherapy for women with advanced breast or ovarian cancer), (d) Tamsulosin DRS (oral formulation for men with benign prostatic hyperplasia and swallowing difficulties), (e) MSS-722 (oral agent for the treatment of idiopathic male infertility), (f) APP-944 (oral drug for the treatment of hot flashes caused by prostate cancer hormone therapies), (g) APP-112 (oral drug for treatment of acute gout flares) and (h) the Arina Agreement Assets.

“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, where “control”

means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise.

“Arina Agreement” shall mean the Arina APA as defined in Section 4.5(b) of the APP Disclosure Letter.

“Arina Agreement Assets” shall mean the Purchased Assets, as defined in the Arina Agreement.

“Average Closing Price” means the average of the daily closing prices of a share of FHC Wisconsin Common Stock as quoted on NASDAQ during the three consecutive trading days ending on the third trading day prior to the Closing Date.

“Benefit Plan” means any pension, retirement, profit sharing, deferred compensation, stock option, change in control, retention, equity or equity-based compensation, stock purchase, employee stock ownership, severance pay, vacation, bonus or other incentive plan, any employment agreement, any medical, vision, dental or other health plan, any life insurance plan, any plan or arrangement providing compensation or other benefits to any employees, directors, officers or consultants of a Person, and any other employee benefit plan, including any “employee benefit plan” as that term is defined in Section 3(3) of ERISA.

“Business Day” means any day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

“Committee” means the FHC Wisconsin Board Designees, in their role set forth in Article IX of this Agreement and the Escrow Agreement.

“Contract” means any contract, agreement, commitment, arrangement, undertaking or understanding of any kind whatsoever, written or oral, together with all related amendments, modifications, and supplements thereto.

“Damages” shall mean, without duplication, any and all losses, costs, obligations, liabilities, settlement payments, fines, penalties, damages (excluding punitive damages other than to the extent such damages are payable to a third party), Expenses, Taxes or other charges.

“Disclosure Letters” mean, collectively, the APP Disclosure Letter and the FHC Wisconsin Disclosure Letter.

“Environmental Claim” means any action, suit, claim, investigation or other legal proceeding by any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (a) the presence, Release of, or exposure to, any Hazardous Materials; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit.

“Environmental Laws” means all Laws relating to pollution, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or protection of human health as it relates to the environment including, without limitation, Laws relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Escrow Participants” means those Former APP Stockholders identified in the Escrow Agreement who are entitled to receive a portion of the Escrow Shares upon release from escrow if and to the extent provided in the Escrow Agreement.

“Escrow Shares” mean the shares of FHC Delaware Common Stock subject to the Lock-Up Agreements (which shall equal 75% of the APP Merger Consideration issuable to the Escrow Participants) and which shall be deposited with the Escrow Agent pursuant to the Escrow Agreement.

“Expenses” mean any and all reasonable expenses incurred in connection with defending any claim, action, suit or proceeding incident to any matter indemnified against hereunder or enforcing any rights under Article IX (including court filing fees, court costs, arbitration fees or costs, witness fees and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals).

“FHC Wisconsin Acquisition Proposal” means any offer, proposal, inquiry or indication of interest that relates to any FHC Wisconsin Alternative Transaction.

“FHC Wisconsin Alternative Transaction” means any of (a) a transaction or series of transactions pursuant to which any Person (or group of Persons) other than APP and its Subsidiaries (including FHC Delaware Sub and APP Merger Sub) (such Persons (or group of Persons), an “FHC Wisconsin Third Party”), acquires or would acquire, directly or indirectly, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding shares of FHC Wisconsin Common Stock or securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of the voting power of FHC Wisconsin, whether from FHC Wisconsin or pursuant to a tender offer or exchange offer or otherwise, (b) a merger, consolidation, share exchange or similar transaction pursuant to which any FHC Wisconsin Third Party acquires or would acquire, directly or indirectly, assets or businesses of FHC Wisconsin or any of its Subsidiaries representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of FHC Wisconsin and its Subsidiaries taken as a whole, (c) any transaction pursuant to which any FHC Wisconsin Third Party acquires or would acquire, directly or indirectly, control of assets (including for this purpose the outstanding equity securities of Subsidiaries of FHC Wisconsin and any entity surviving any merger or combination including any of them) of FHC Wisconsin or any of its Subsidiaries representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of FHC Wisconsin and its Subsidiaries taken as a whole or (d) any disposition of assets to an FHC Wisconsin Third Party representing 20% or more of the revenues, net income or assets (in each case on a consolidated basis) of FHC Wisconsin and its Subsidiaries, taken as a whole.

“FHC Wisconsin Disclosure Letter” means the disclosure letter delivered by FHC Wisconsin to APP prior to the execution and delivery of this Agreement.

“FHC Wisconsin Equity Plans” means (a) the FHC Wisconsin 1997 Stock Option Plan, as amended and (b) the FHC Wisconsin 2008 Stock Incentive Plan, and any other plan pursuant to which FHC Wisconsin Equity Awards are issued.

“FHC Wisconsin Intellectual Property” means all Intellectual Property that is owned by FHC Wisconsin.

“FHC Wisconsin IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, permissions and other Contracts (including any right to receive or obligation to pay royalties or any other consideration, but excluding “shrink wrap” licenses or other licenses for “off-the-shelf” software), whether written or oral, relating to Intellectual Property to which FHC Wisconsin is a party, beneficiary or otherwise bound.

“FHC Wisconsin IP Registrations” means all FHC Wisconsin Intellectual Property that is subject to any issuance registration, application or other filing by, to or with any Governmental Entity or authorized private registrar in any jurisdiction, including registered trademarks, domain names and copyrights, issued and reissued patents and pending applications for any of the foregoing.

“FHC Wisconsin Option” means an option to purchase shares of FHC Wisconsin Common Stock.

“FHC Wisconsin Products” means the FC2 Female Condom.

“FHC Wisconsin Superior Proposal” means any bona fide written proposal (on its most recently amended or modified terms, if amended or modified) made by an FHC Wisconsin Third Party to enter into an FHC Wisconsin Alternative Transaction (with all references to 20% in the definition of FHC Wisconsin Alternative Transaction being treated as references to 50% for these purposes) that (a) did not result from a material breach of Section 6.3(b), (b) is on terms that the Board of Directors of FHC Wisconsin determines in good faith, after consultation with outside counsel, to be superior from a financial point of view to FHC Wisconsin’s stockholders than the transactions contemplated by this Agreement, taking into account all relevant factors (including any changes to this Agreement that may be proposed by APP in response to such proposal to enter into an FHC Wisconsin Alternative Transaction and the identity of the Person making such proposal to enter into an FHC Wisconsin Alternative Transaction) and (c) is reasonably likely to be completed, taking into account all financial, regulatory, legal and other aspects of such proposal.

“Financial Advisor Engagement Letter” means the engagement letter dated August 10, 2015 between FHC Wisconsin and the FHC Wisconsin Financial Advisor.

“Former APP Stockholders” means the holders of shares of APP Stock as of immediately prior to the APP Effective Time.

“Fully-Diluted Basis” means (a) with respect to FHC Wisconsin Common Stock, the number of shares of FHC Wisconsin Common Stock outstanding assuming the full conversion, exercise and/or exchange of all securities or rights convertible into, or exercisable or exchangeable for, shares of FHC Wisconsin Common Stock, including outstanding FHC Wisconsin Options but excluding any options or warrants with an exercise price greater than the Average Closing Price; (b) with respect to APP Common Stock, the number of shares of APP Common Stock outstanding assuming the full conversion, exercise and/or exchange of all securities or rights convertible into, or exercisable or exchangeable for, shares of APP Common Stock, including all outstanding shares of APP Series A Preferred Stock and all outstanding APP Options but excluding any options or warrants with an exercise price greater than the Average Closing Price; and (c) with respect to FHC Delaware Common Stock, the number of shares of FHC Delaware Common Stock outstanding assuming the full conversion, exercise and/or exchange of all securities or rights convertible into, or exercisable or exchangeable for, shares of FHC Delaware Common Stock, excluding any options or warrants with an exercise price greater than the Average Closing Price; provided, however, that in each case, the number of shares of the applicable common stock that may be received in connection with the full exercise of any options or warrants shall be the net number of shares of the applicable common stock issuable upon exercise of such option or warrant assuming a cashless exercise based upon the Average Closing Price.

“GAAP” means United States generally accepted accounting principles as in effect from time to time.

“Hazardous Materials” means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls, (b) any chemicals, materials or substances which are now defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” or words of similar import under any Environmental Law and (c) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law in a jurisdiction in which APP or any of its Subsidiaries operates (for purposes of Section 4.8) or in which FHC Wisconsin or any of its Subsidiaries operates (for purposes of Sections 5.8 and 5.24).

“Health Care Laws” mean (a) the Food, Drug, and Cosmetic Act, as amended, and all rules and regulations promulgated thereunder, (b) all applicable Laws, rules and regulations, ordinances, judgments, decrees, orders, writs and injunctions administered by the FDA and other United States regulatory authorities governing or relating to good laboratory practices, good clinical practices, recordkeeping, the manufacture, import, export, testing, development, approval, processing, reporting, packaging, labeling, storage, marketing, sale, distribution and use of any compounds or products manufactured by or on behalf of APP or FHC Wisconsin, including, without limitation, the FDA’s current Good Manufacturing Practice Regulations at 21 C.F.R. Parts 111, 210 and 211, and (c) any and all other applicable federal, state, local, health care Laws, rules and regulations, ordinances, judgments, decrees, orders, writs, and injunctions, each of (a) through (c) as may be amended from time to time.

“Intellectual Property” means, collectively, patents, trademarks, service marks, trade dress, logos, trade names, Internet domain names, designs, slogans and general intangibles of like nature, copyrights and all registrations, applications, reissuances, continuations, continuations-in-part, revisions, extensions, reexaminations and associated goodwill with respect to each of the foregoing, computer software (including source and object codes but excluding shrink-wrapped and off-the-shelf products), rights in computer programs and computer databases and related data, technology, trade secrets, confidential business information (including confidential ideas, formulae, algorithms, models, methodologies, compositions, know-how, manufacturing and production processes and techniques, research and development information, drawings, designs, plans, proposals and technical data, financial, marketing and business data and pricing and cost information) and other intellectual property rights (in whatever form or medium).

“Knowledge of APP” means (a) the actual knowledge of any of Mitchell S. Steiner, M.D., Harry Fisch, M.D. or Daniel Haines of a fact or matter, or (b) the knowledge any such Person would have obtained of a fact or matter after making due inquiry, which inquiry shall be deemed to include a review of each such Person’s files and an inquiry of employees of APP with knowledge or thought to have knowledge of the fact or matter in question.

“Knowledge of FHC Wisconsin” means (a) the actual knowledge of any of O.B. Parrish or Michele Greco of a fact or matter, or (b) the knowledge any such Person would have obtained of a fact or matter after making due inquiry, which inquiry shall be deemed to include a review of each such Person’s files and an inquiry of employees of FHC Wisconsin with knowledge or thought to have knowledge of the fact or matter in question.

“Law” means any foreign government or any federal, provincial, state, municipal or local law, common law, statute, directive, ordinance, code, rule, regulation, policies, guidelines or judicial, administrative, or governmental order, judgment, decree, decision or determination, or any similar provision having the force or effect of law.

“Material Adverse Effect” on APP or FHC Wisconsin means any fact, circumstance, effect, change, event or development (each, an “Effect”) that materially adversely affects the business, properties, financial condition or results of operations of APP and its Subsidiaries, or FHC Wisconsin and its Subsidiaries, in each case taken as a whole, respectively, excluding any Effect to the extent that it results from or arises out of (a) general economic or political conditions or securities, credit, financial or other capital markets conditions, in each case in the United States or any foreign jurisdiction (in each case, other than any Effect that affects either APP and its Subsidiaries or FHC Wisconsin and its Subsidiaries, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that APP and its Subsidiaries or FHC Wisconsin and its Subsidiaries, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such Effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred), (b) any failure, in and of itself, by APP or FHC Wisconsin to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect on APP or FHC Wisconsin, respectively, unless otherwise excluded in this definition of “Material Adverse Effect”), (c) the execution and delivery of this Agreement or the public announcement or pendency of the Mergers or any of the other transactions contemplated by this Agreement, including any litigation resulting or arising therefrom or with respect thereto (except that this clause (c) shall not apply with respect to the representations or warranties in Section 4.2(b) and (c), in the case of APP, and Section 5.2(b) and (c), the case of FHC Wisconsin), (d) any change, in and of itself, in the market price or trading volume of FHC Wisconsin’s securities (it being understood that the facts or occurrences giving rise to or contributing to such change may be taken into account in determining whether there has been or will be, a Material Adverse Effect on FHC Wisconsin unless otherwise excluded in this definition of “Material Adverse Effect”), (e) any change in applicable Law or GAAP (or authoritative interpretation thereof) (in each case, other than any Effect that affects either APP and its Subsidiaries or FHC Wisconsin and its Subsidiaries, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that APP and its Subsidiaries or FHC Wisconsin and its Subsidiaries, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such Effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred), (f) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement (in each case, other than any Effect that affects either APP and its Subsidiaries or FHC Wisconsin and its Subsidiaries, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that APP and its Subsidiaries or FHC Wisconsin and its Subsidiaries, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such Effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred), (g) any hurricane, tornado, flood, earthquake or other natural disaster (in each case, other than any Effect that affects either APP and its Subsidiaries or FHC Wisconsin and its Subsidiaries, as applicable, in a materially disproportionate manner as compared to other companies that participate in the businesses that APP and its Subsidiaries or FHC Wisconsin and its Subsidiaries, as applicable, operate, but, in such event, only the incremental disproportionate impact of any such Effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred), or (h) any action expressly required by Section 7.3 of this Agreement.

“Merger Consideration” means, collectively, the APP Merger Consideration and the FHC Wisconsin Merger Consideration.

“Multiemployer Plan” means any plan that is a multiemployer plan, as defined in Section 3(37) or 4001(a)(3) of ERISA.

“Multiple Employer Plan” means any plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA.

“Organizational Documents” mean (a) articles or certificate of incorporation and the bylaws of a corporation, (b) the partnership agreement and any statement of partnership of a general partnership, (c) the limited partnership agreement and the certificate or articles of limited partnership of a limited partnership, (d) the limited liability partnership agreement and the certificate or articles of limited liability partnership of a limited liability partnership, (e) the operating agreement or limited liability company agreement of a limited liability company and the articles of organization or certificate of formation of a limited liability company, (f) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person and (g) any amendment to any of the foregoing.

“Permitted Liens” means all liens, charges, encumbrances, mortgages, deeds of trust and security agreements disclosed in any FHC Wisconsin Filed SEC Documents together with the following (without duplication): (a) Liens imposed by Law, such as and mechanics and materialmen Liens, in each case for sums not yet overdue for a period of more than 30 days or being contested in good faith by appropriate proceedings or such other Liens arising out of judgments or awards against APP or FHC Wisconsin, as the case may be, with respect to which APP or FHC Wisconsin, respectively, shall then be proceeding with an appeal or other proceedings for review if adequate reserves with respect thereto are maintained on the books of APP or FHC Wisconsin, as the case may be, in accordance with GAAP, (b) Liens for taxes, assessments or other governmental charges not yet overdue for a period of more than 30 days or payable or subject to penalties for nonpayment or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of APP or FHC Wisconsin, as the case may be, in accordance with GAAP, (c) Liens securing judgments for the payment of money so long as such Liens are adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment have not been finally terminated or the period with which such proceedings may be initiated has not expired, (d) minor survey exceptions on existing surveys or which would be shown on a current accurate survey, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes (including, for the avoidance of doubt, operating agreements), matters disclosed by a current survey, or zoning or other restrictions as to the use of the affected real property, which do not in the aggregate materially adversely affect the value of the leased property or materially impair their use in the operation of the business of the tenant, (e) Liens arising from licenses of Intellectual Property, (f) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by APP or FHC Wisconsin, as the case may be, in the ordinary course of business, (g) leases, subleases, licenses and occupancy agreements by APP or FHC Wisconsin, as the case may be, as landlord, sublandlord or licensor, (h) Liens disclosed on any title insurance policy held by APP or FHC Wisconsin, as the case may be, in existence on the date of this Agreement, and (i) with respect to leased property, all liens, charges and encumbrances existing on the date of the applicable lease, and all mortgages and deeds of trust now or hereafter placed on the leased property by the third-party landlord.

“Person” means a natural person, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

“Release” means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment, including the atmosphere, soil, surface water, groundwater or property.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, greater than 50% of the equity interests of which) is owned directly or indirectly by such first Person.

“Tax” or “Taxes” means all taxes, charges, levies or other like assessments imposed by any Governmental Entity, including any income, gross receipts, license, severance, occupation, premium, environmental (including taxes under Code Section 59A), customs, duties, profits, disability, alternative or add-on minimum, estimated, withholding, payroll, employment, unemployment insurance, social security (or similar), excise, sales, use, value-added, occupancy, franchise, real property, personal property, business and occupation, mercantile, windfall profits, capital stock, stamp, transfer, workmen’s compensation or other taxes, charges, levies or other like assessments of any kind whatsoever, together with any interest, penalties, additions to tax or additional amounts imposed by any Governmental Entity, whether disputed or not.

“Taxing Authority” means any Governmental Entity responsible for the administration of any Taxes.

“Tax Return” means any returns, declarations, statements, claim for refund, election, estimate, reports, forms and information returns and any schedules or amendments thereto relating to Taxes.

“Transaction Documents” means the Escrow Agreement, the FHC Wisconsin Support Agreements, the Lock-Up Agreements, the Employment Agreement, the Registration Rights Agreements and any other agreements, instruments and documents being or to be executed and delivered under this Agreement or in connection with the transactions contemplated hereby.

“Willful Breach” means a material breach or failure to perform that is the consequence of an act or omission of a party, with the knowledge that the taking of, or failure to take, such act would, or would be reasonably expected to, cause a material breach of this Agreement or any Transaction Document.

Section 11.4 Interpretation. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement, unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its permitted successors and assigns. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. Whenever a consent or approval of APP or FHC Wisconsin is required under this Agreement, such consent or approval may be executed and delivered only by an executive officer of such party. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 11.5 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered originals of one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties. Signatures delivered by facsimile or by e-mail in portable document format (PDF) shall be binding for all purposes hereof.

Section 11.6 Entire Agreement; No Third-Party Beneficiaries; No Additional Representations.

(a) This Agreement and the Transaction Documents, taken together with the Confidentiality Agreement, (i) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the Mergers and the other transactions contemplated by this Agreement and the Transaction Documents and (ii) except for the provisions of Sections 2.2(c), 7.4, 9.3(d) and 9.6, is not intended to confer upon any Person other than the parties any rights or remedies.

(b) The parties acknowledge and agree that none of APP, FHC Wisconsin or any other Person has (i) made any representation or warranty, expressed or implied, as to the respective businesses of APP and FHC Wisconsin, or the accuracy or completeness of any information regarding such businesses furnished or made available to the parties and (ii) relied on any representation or warranty of APP, FHC Wisconsin or any other Person, as applicable, except as expressly set forth in this Agreement or any Transaction Document.

(c) The parties hereto have voluntarily agreed to define their rights, liabilities and obligations respecting the Mergers exclusively in Contract pursuant to the express terms and provisions of this Agreement and the parties hereto expressly disclaim that they are owed any duties or are entitled to any remedies not expressly set forth in this Agreement. Furthermore, the parties each hereby acknowledge that this Agreement embodies the justifiable expectations of sophisticated parties derived from arm’s-length negotiations. All parties to this Agreement specifically acknowledge that no party has any special relationship with another party that would justify any expectation beyond that of an ordinary buyer and an ordinary seller in an arm’s-length transaction. The sole and exclusive remedies for any breach of the terms and provisions of this Agreement (including any representations and warranties set forth herein, made in connection herewith or as an inducement to enter into this Agreement) or any claim or cause of action otherwise arising out of or related to the Mergers or the other transactions contemplated by this Agreement or this Agreement will be those remedies available at law or in equity for breach of contract only (as such contractual remedies have been further expanded, limited or excluded pursuant to the express terms of this Agreement).

Section 11.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF; PROVIDED, HOWEVER, THAT THE REINCORPORATION MERGER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WISCONSIN.

Section 11.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 11.9 Specific Enforcement. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement in any court referred to in Section 11.10 below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity, but subject at all times to the terms of this Agreement. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

Section 11.10 Jurisdiction; Consent to Service of Process. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery or other courts of the State of Delaware (a “Delaware Court”), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement or any of the Transaction Documents, or for recognition or enforcement of any judgment resulting from any suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in a Delaware Court. No party may move to (a) transfer any such suit, action or proceeding from a Delaware Court to another jurisdiction, (b) consolidate any such suit, action or proceeding brought in a Delaware Court with a suit, action or proceeding in another jurisdiction or (c) dismiss any such suit, action or proceeding brought in a Delaware Court for the purpose of bringing the same in another jurisdiction. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in a Delaware Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by applicable Law.

Section 11.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 11.12 Headings, etc. The headings, table of contents and index of defined terms contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 11.13 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 11.13 with respect thereto. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 11.14 Disclosure Letters. The Disclosure Letters will be arranged in sections corresponding to the lettered and numbered paragraphs contained in this Agreement, provided that any fact or item disclosed in any such section shall be deemed disclosed in all other sections to which an appropriate cross reference is made or to each other section or subsection of the Schedules to which its relevance is readily apparent on its face. For the avoidance of doubt, no exceptions to any representations or warranties disclosed in one section of a Disclosure Letter shall constitute an exception to any other representations or warranties made in this Agreement unless the exception is disclosed as provided herein in each such other applicable section or cross-referenced in such other applicable section. The Disclosure Letters shall qualify the representations and warranties set forth in this Agreement and/or set forth other information required by this Agreement but shall not otherwise vary, change or alter the language of the representations and warranties contained in this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be executed by their duly authorized representatives as of the date first above written.

THE FEMALE HEALTH COMPANY

By:	/s/ O.B. Parrish
Name:	O.B. Parrish
Title:	Chief Executive Officer

BADGER ACQUISITION SUB, INC.

By:	/s/ O.B. Parrish
Name:	O.B. Parrish
Title:	Chief Executive Officer

BLUE HEN ACQUISITION, INC.

By:	/s/ O.B. Parrish
Name:	O.B. Parrish
Title:	Chief Executive Officer

ASPEN PARK PHARMACEUTICALS, INC.

By:	/s/ Mitchell S. Steiner, M.D.
Name:	Mitchell S. Steiner, M.D.
Title:	President and Chief Executive Officer

Annex B

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”), is made as of April 5, 2016, by and between THE FEMALE HEALTH COMPANY, a Wisconsin corporation (“FHC Wisconsin”), and the undersigned stockholder (“Stockholder”) of ASPEN PARK PHARMACEUTICALS, INC., a Delaware corporation (“APP”).

RECITALS

A. Concurrently with the execution of this Agreement, FHC Wisconsin, Badger Acquisition Sub, Inc., a Delaware corporation and wholly-owned Subsidiary of FHC Wisconsin (“FHC Delaware Sub”), Blue Hen Acquisition, Inc., a Delaware corporation and wholly-owned Subsidiary of FHC Wisconsin (“APP Merger Sub”), and APP, have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the merger of APP Merger Sub with and into APP (the “APP Merger”) pursuant to the terms and conditions of the Merger Agreement.

B. Pursuant to the APP Merger, Stockholder will acquire record or beneficial ownership of Shares of FHC Delaware Common Stock.

C. As a condition to the willingness of FHC Wisconsin to enter into the Merger Agreement, FHC Wisconsin has required that Stockholder executes and delivers this Agreement.

D. In order to induce FHC Wisconsin to enter into the Merger Agreement and in order to provide for an orderly market for the FHC Delaware Common Stock, Stockholder has agreed to enter into this Agreement and to thereby restrict the Transfer of the Shares.

AGREEMENTS

In consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement or this Section 1.

“Beneficial Owner” or “Beneficial Ownership” (including any variant thereof) shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Change of Control” means the consummation of any bona fide third party tender offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of FHC Delaware.

“FHC Delaware Common Stock” means the common stock, par value $0.01 per share, of FHC Delaware, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation or other corporate reorganization).

“Immediate Family Members” means any relationship by blood, marriage or adoption, not more remote than first cousin.

“Shares” means 75% of the shares of FHC Delaware Common Stock which Stockholder is entitled to receive pursuant to the terms of the Merger Agreement, including Escrow Shares. All of the Shares subject to this Agreement shall also be Escrow Shares until their release from escrow to the extent provided in the Escrow Agreement, and the other 25% of the shares of FHC Delaware Common Stock which Stockholder is entitled to receive pursuant to the terms of the Merger Agreement shall be neither Shares subject to this Agreement nor Escrow Shares. In the event of any change in the number of issued and outstanding shares of FHC Delaware Common Stock by reason of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into FHC Delaware Common Stock), combination, reorganization, recapitalization or other like change, conversion or exchange of shares or any other change in the corporate or capital structure of FHC Delaware, the term “Shares” shall be deemed to refer to and include the Shares described in the first sentence of this paragraph, as well as such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, gift, placement in trust or other disposition of such security or any right, title or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise) or Beneficial Ownership thereof, the offer to make such a sale, transfer or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the forgoing. “Transferor,” “Transferee” and “Transferred” each have correlative meanings.

2. Lock-Up Period.

(a) During the period commencing from the Closing and ending on the earlier of (i) the eighteen (18) month anniversary of the date of Closing or (ii) the date on which FHC Delaware consummates a liquidation, merger, share exchange or other similar transaction following the Closing with an unaffiliated third party that results in all of FHC Delaware’s stockholders having the right to exchange their equity holdings in FHC Delaware for cash, securities or other property (the “Lock-Up Period”), Stockholder agrees not to, without FHC Delaware’s prior written consent (which may be given or withheld in its sole discretion), (x) Transfer, directly or indirectly, Stockholder’s Shares, (y) make or cause to be made any offer, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to Transfer, directly or indirectly, Stockholder’s Shares or (z) enter into any swap or other arrangement that Transfers all or a portion of the economic consequences associated with the ownership of Stockholder’s Shares (regardless of whether any of the transactions described in clause (y) or (z) is to be settled by the delivery of Shares, in cash or otherwise) (any of the foregoing described in clauses (x), (y) and (z), a “Prohibited Transfer”). To the extent any Escrow Shares are released from escrow to the Stockholder as provided in the Escrow Agreement during the Lock-Up Period, such shares shall continue to be considered Shares for purposes of the restrictions included in this Agreement for the remainder of the Lock-Up Period.

(b) Stockholder agrees that Stockholder will not, during the Lock-Up Period, make any demand for the registration of any Shares, whether pursuant to the Registration Rights Agreements or otherwise; provided, however, that the foregoing shall not prohibit the Stockholder from exercising any piggyback registration rights that have been afforded him pursuant to the Registration Rights Agreement, provided that the lock-up restrictions set forth herein shall remain in effect during the Lock-Up Period with respect to any FHC Delaware Common Stock that is registered in connection with the exercise of such piggyback registration rights.

(c) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and FHC Delaware shall refuse to recognize any such purported Transferee of the Shares as one of its equity holders for any purpose. Stockholder expressly authorizes FHC Delaware to cause its transfer agent to decline to transfer or to note stop transfer restrictions on the transfer books and records of FHC Delaware with respect to any Shares in accordance with the terms of this Agreement.

(d) During the Lock-Up Period, each certificate evidencing any Shares shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT DATED AS OF APRIL 5, 2016 BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

3. Permitted Transfers. Notwithstanding anything to the contrary in this Agreement, the following shall not constitute a Prohibited Transfer: Transfers of Shares (a) to an Immediate Family Member of Stockholder by Stockholder, (b) by will, other testamentary document or intestate succession, (c) to any trust, partnership, or other entity for estate planning purposes and solely for the direct or indirect benefit of Stockholder or Immediate Family Members of Stockholder, (d) pursuant to a bona fide third party tender offer made to all holders of the FHC Delaware Common Stock, merger, consolidation or other similar transaction involving a Change of Control of FHC Delaware, including voting in favor of any such transaction or taking any other action in connection with such transaction, provided that in the event that such merger, tender offer or other transaction is not completed, the Shares shall remain subject to the restrictions set forth herein or (e) the exercise of warrants or the exercise of stock options granted pursuant to FHC Delaware’s stock option/incentive plans or otherwise outstanding during the term of this Agreement; provided, that the restrictions set forth herein shall continue to apply to shares of FHC Delaware Common Stock issued upon such exercise or conversion (any of the foregoing, a “Permitted Transfer”); provided, however, that in the case of any Permitted Transfer set forth in (a)—(c) above, (i) FHC Delaware is notified in writing at least five Business Days prior to the proposed Permitted Transfer, and such notice shall specify the exact name of the Transferor and of the Transferee, and the Transferee’s federal tax identification number (or indicate that the number has been applied for but not received), address, and relationship to Stockholder, the nature of the Transfer (whether gift, sale or other type of Transfer), and the amount of consideration to be paid, if any, and (ii) the Transferee shall sign and deliver a lock-up agreement in substantially the form of this Agreement.

4. Additional Restrictions. The sale and transfer restrictions on the Shares set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities Laws.

5. Voting Agreement.

(a) Stockholder agrees to vote, or cause to be voted, all shares of FHC Delaware Stock owned by such Stockholder, or over which such Stockholder has voting control, in whatever manner in favor of the election of each FHC Wisconsin Designee at the 2017 annual meeting of stockholders of FHC Delaware for terms ending at the 2018 annual meeting of stockholders of FHC Delaware (the “2018 Annual Meeting”) or at any special meeting of stockholders of FHC Delaware prior to the 2018 Annual Meeting or pursuant to any written consent of the stockholders.

(b) Stockholder also agrees to vote, or cause to be voted, all shares of FHC Delaware Stock owned by such Holder, or over which such Stockholder has voting control, from time to time and at all times prior to the 2018 Annual Meeting, in whatever manner as shall be necessary to ensure that:

(i) no FHC Wisconsin Board Designee may be removed from office; and

(ii) any vacancies created by the resignation, removal or death of a FHC Wisconsin Board Designee shall be filled pursuant to Section 2.2(c) of the Merger Agreement and the provisions of this Section 5.

(c) Stockholder shall not have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of FHC Delaware, nor shall Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

(d) The provisions of this Section 5 (i) shall survive consummation of the Mergers, and (ii) are intended to be for the benefit of, and will be enforceable by, each of the FHC Wisconsin Board Designees, including pursuant to Section 6(a).

6. Miscellaneous.

(a) Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other party’s seeking or obtaining such equitable relief.

(b) Entire Agreement. This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both of the parties hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

(c) Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in notice given in accordance with this Section 6(c)):

If to FHC Wisconsin:	The Female Health Company 515 N. State Street, Suite 2225 Chicago, IL 60654 Attention: Chief Executive Officer Email: OBAOL@femalehealthcompany.com Facsimile: 312-595-9122

With a copy to (which shall not constitute note):	Reinhart Boerner Van Deuren s.c. 1000 North Water Street, Suite 1700 Milwaukee, WI 53202 Attention: James M. Bedore, Esq. Email: jbedore@reinhartlaw.com Facsimile: (414) 298-8097

If to Stockholder:	To the address set forth on the signature page hereto.

(d) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(e) Jurisdiction; Consent to Service of Process. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery or other courts of the State of Delaware (a “Delaware Court”) and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in a Delaware Court. No party may move to (i) transfer any such suit, action or proceeding from a Delaware Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in a Delaware Court with a suit, action or proceeding in another jurisdiction or (iii) dismiss any such suit, action or proceeding brought in a Delaware Court for the purpose of bringing the same in another jurisdiction. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (x) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in a Delaware Court, (y) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court and (z) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by applicable Law.

(f) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

(g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 6(g) with respect thereto. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(h) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered originals of one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties. Signatures delivered by facsimile or by e-mail in portable document format (PDF) shall be binding for all purposes hereof.

(i) Further Deliveries. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

(j) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(k) Effectiveness. The obligations of Stockholder set forth in this Agreement shall not be effective or binding upon Stockholder until after such time as the Merger Agreement is executed and delivered by FHC Wisconsin, FHC Delaware Sub, APP Merger Sub and APP, and if the Merger Agreement is terminated in accordance with its terms before the APP Effective Time, this Agreement will automatically terminate and be of no further force or effect.

(l) Assignment. Neither party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto, provided that the rights and obligations of FHC Wisconsin shall be assigned to FHC Delaware by operation of law upon the consummation of the Reincorporation Merger. Any assignment contrary to the provisions of this Section 6(l) shall be null and void.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lock-Up Agreement as of the date first written above.

FHC:	STOCKHOLDER:

THE FEMALE HEALTH COMPANY	[STOCKHOLDER]

By:	By:
Name: O.B. Parrish	Name:
Title: Chief Executive Officer	Title:

Notice Address:

Email:
Facsimile:

[Signature Page to Lock-Up Agreement - [Stockholder]]

FIRST AMENDMENT TO LOCK-UP AGREEMENT

THIS FIRST AMENDMENT TO LOCK-UP AGREEMENT (this “Amendment”), is made as of [●], 2016, by and between THE FEMALE HEALTH COMPANY, a Wisconsin corporation (“FHC Wisconsin”), and the undersigned stockholder (“Stockholder”) of ASPEN PARK PHARMACEUTICALS, INC., a Delaware corporation (“APP”).

RECITALS

A. FHC Wisconsin and Stockholder are parties to that certain Lock-Up Agreement dated as of April 5, 2016 (the “Existing Agreement”). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Existing Agreement.

B. In accordance with Section 6(b) of the Existing Agreement, the undersigned desire to amend the Existing Agreement as set forth in this Amendment.

AGREEMENTS

In consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. The following Section 5(c) is added to the Existing Agreement and the current Sections 5(c) and 5(d) of the Existing Agreement are re-numbered accordingly:

(c) Stockholder also agrees to vote, or cause to be voted, all shares of FHC Delaware Stock owned by such Stockholder, or over which such Stockholder has voting control, in whatever manner (i) in favor of all persons nominated by FHC Delaware’s nominating and corporate governance committee (each a “Committee Nominee”) for election as directors at the 2017 annual meeting of stockholders of FHC Delaware and the 2018 Annual Meeting or at any special meeting of stockholders of FHC Delaware prior to the 2018 Annual Meeting or pursuant to any written consent of the stockholders and (ii) to ensure that [a] no Committee Nominee is removed from office prior to the 2018 Annual Meeting and [b] any vacancies created by the resignation, removal or death of any Committee Nominee shall be filled pursuant to the provisions of this Section 5.

2. No Other Changes. All other terms, conditions, covenants, obligations and agreements in the Existing Agreement shall remain in full force and effect and without any change due to this Amendment. The parties to this Amendment hereby ratify and approve all terms, conditions, covenants, obligations and agreements in the Existing Agreement, as amended hereby, and agree to continue to be bound by the Existing Agreement, as amended hereby. Except as specifically set forth herein, the Existing Agreement shall remain in full force and effect in accordance with its terms. To the extent this Amendment is inconsistent with the Agreement, this Amendment shall govern and control.

3. Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered originals of one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties. Signatures delivered by facsimile or by e-mail in portable document format (PDF) shall be binding for all purposes hereof.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment to Lock-Up Agreement as of the date first written above.

FHC:	STOCKHOLDER:

THE FEMALE HEALTH COMPANY	[STOCKHOLDER]

By:	By:
Name: O.B. Parrish	Name:
Title: Chief Executive Officer	Title:

[Signature Page to Lock-Up Agreement - [Stockholder]]

Annex C

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”), is made as of April 5, 2016, by and between the undersigned stockholder (“Stockholder”) of THE FEMALE HEALTH COMPANY, a Wisconsin corporation (“FHCO”), and ASPEN PARK PHARMACEUTICALS, INC., a Delaware corporation (“APPI”).

RECITALS

A. Concurrently with the execution of this Agreement, FHCO, Badger Acquisition Sub, Inc., a Delaware corporation and wholly-owned Subsidiary of FHCO (“FHCO Delaware Sub”), Blue Hen Acquisition, Inc., a Delaware corporation and wholly-owned Subsidiary of FHCO (“APPI Merger Sub”), and APPI, have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the merger of FHCO with and into FHCO Delaware Sub (the “Reincorporation Merger”) and the merger of APPI Merger Sub with and into APPI (the “APPI Merger” and together with the Reincorporation Merger, the “Mergers”) pursuant to the terms and conditions of the Merger Agreement.

B. As a condition to the willingness of APPI to enter into the Merger Agreement, APPI has required that Stockholder execute and deliver this Agreement.

C. In order to induce APPI to enter into the Merger Agreement, Stockholder is willing to make certain representations, warranties, covenants and agreements with respect to the shares of common stock, par value $0.01 per share, of FHCO (“FHCO Common Stock”) beneficially owned by Stockholder and set forth below Stockholder’s signature on the signature page hereto (the “Original Shares” and, together with any additional shares of FHCO Common Stock pursuant to Section 6 hereof, the “Shares”).

AGREEMENTS

In consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

2. Representations of Stockholder. Stockholder represents and warrants to APPI that:

(a) Stockholder is the record or beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act) of, and has good and marketable title to, all of the Original Shares, free and clear of any and all Liens, and does not beneficially own any shares of FHCO Common Stock other than (i) the Original Shares and (ii) any FHCO Equity Awards, each as set forth on the signature page of this Agreement. Except as disclosed on Schedule 2(a) annexed hereto, Stockholder has sole voting power and sole dispositive power with respect to all of the Original Shares.

(b) Stockholder has full corporate or other applicable power and authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully Stockholder’s obligations hereunder (including, without limitation, the proxy described in Section 3(b)). This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms (subject to the Enforceability Exceptions).

(c) None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will (i) conflict with or result in a breach, or constitute a violation or default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, understanding, arrangement or instrument applicable to Stockholder or to Stockholder’s property or assets or (ii) violate, or require any notice under, any provision of any Law applicable to such Stockholder.

(d) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of Stockholder is required in connection with the valid execution and delivery of this Agreement. No consent of Stockholder’s spouse is necessary under any “community property” or other laws in order for Stockholder to enter into and perform its obligations under this Agreement.

3. Agreement to Vote Shares; Irrevocable Proxy.

(a) Stockholder agrees during the term of this Agreement to vote the Shares or to grant a consent or approval in respect of the Shares, and to cause any holder of record of Shares to vote or to grant a consent or approval: (i) in favor of the Mergers and the Merger Agreement, including the issuance of FHCO Delaware Common Stock to the holders of APPI Stock in the APPI Merger pursuant to the NASDAQ rules, and any related matter submitted to the stockholders of FHCO in furtherance of the transactions contemplated by the Merger Agreement, at every meeting of the stockholders of FHCO at which such matters are considered and at every adjournment or postponement thereof or any action by written consent in lieu of a meeting of the stockholders of FHCO; and (ii) against [a] any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of FHCO under the Merger Agreement or of Stockholder under this Agreement and [b] any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Mergers or the fulfillment of APPI’s, FHCO’s, FHCO Delaware Sub’s or APPI Merger Sub’s conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of FHCO (including any amendments to the Organizational Documents of FHCO).

(b) Stockholder hereby appoints APPI and any designee of APPI, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote during the term of this Agreement with respect to the Shares in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Stockholder with respect to the Shares. The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

4. No Voting Trusts or Other Arrangement. Stockholder agrees that Stockholder will not, and will not permit any entity under Stockholder’s control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with APPI.

5. Transfer and Encumbrance. Stockholder agrees that during the term of this Agreement, Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of the Shares or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of the Shares or Stockholder’s voting or economic interest therein. Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void. This Section 5 shall not prohibit a Transfer of the Shares by Stockholder to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or upon the death of Stockholder, or to an Affiliate of Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to APPI, to be bound by all of the terms of this Agreement.

6. Additional Shares. Stockholder agrees that all shares of FHCO Common Stock that Stockholder purchases, acquires the right to vote or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Shares for all purposes of this Agreement.

7. Termination. This Agreement shall terminate upon the earliest to occur of (a) the APPI Effective Time and (ii) the date on which the Merger Agreement is terminated in accordance with its terms; provided, however, that Section 9 shall survive any termination of this Agreement.

8. No Agreement as Director or Officer. Stockholder makes no agreement or understanding in this Agreement in Stockholder’s capacity as a director or officer of FHCO or any of its Subsidiaries (if Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Stockholder in Stockholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict Stockholder from exercising Stockholder’s fiduciary duties as an officer or director to FHCO or its stockholders.

9. Miscellaneous.

(a) Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other party’s seeking or obtaining such equitable relief.

(b) Entire Agreement. This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both of the parties hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

(c) Waiver of Appraisal and Dissenter’s Rights. Stockholder waives and agrees not to exercise any rights of appraisal or rights to dissent from the Reincorporation Merger that Stockholder may have with respect to Stockholder’s Shares.

(d) Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

(e) Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in notice given in accordance with this Section 9(e)):

If to APPI:	Aspen Park Pharmaceuticals, Inc. 944 Park Avenue, Suite 1C New York, NY 10028 Attention: Dr. Harry Fisch, M.D.

With a copy to (which shall not constitute note):	Littman Krooks LLP 655 Third Avenue, 20th Floor New York, NY 10017 Attention: Mitchell C. Littman, Esq. Email: mlittman@littmankrooks.com Facsimile: (212) 490-2990

If to Stockholder:	To the address set forth on the signature page hereto.

(f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(g) Jurisdiction; Consent to Service of Process. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery or other courts of the State of Delaware (a “Delaware Court”) and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in a Delaware Court. No party may move to (i) transfer any such suit, action or proceeding from a Delaware Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in a Delaware Court with a suit, action or proceeding in another jurisdiction or (iii) dismiss any such suit, action or proceeding brought in a Delaware Court for the purpose of bringing the same in another jurisdiction. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (x) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in a Delaware Court, (y) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court and (z) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by applicable Law.

(h) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

(i) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 9(i) with respect thereto. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(j) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered originals of one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties. Signatures delivered by facsimile or by e-mail in portable document format (PDF) shall be binding for all purposes hereof.

(k) Further Deliveries. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

(l) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(m) Effectiveness. The obligations of Stockholder set forth in this Agreement shall not be effective or binding upon Stockholder until after such time as the Merger Agreement is executed and delivered by FHCO, FHCO Delaware Sub, APPI Merger Sub and APPI, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

(n) Assignment. Neither party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto. Any assignment contrary to the provisions of this Section 9(n) shall be null and void.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Support Agreement as of the date first written above.

ASPEN PARK PHARMACEUTICALS, INC.

By:
Name:	Mitchell S. Steiner, M.D.
Title:	President and Chief Executive Officer

[STOCKHOLDER]

By:
Name:
Title:

Number of Shares of FHCO Common Stock Beneficially owned as of the Date of this Agreement:

Number of FHCO Equity Awards Beneficially Owned as of the Date of this Agreement:

Notice Address:
Attention:

Email:

Facsimile:

[Signature Page to Support Agreement - [Stockholder]]

Schedule 2(a)

Annex D

555 Madison Avenue, Suite 1201

New York, NY 10022

(212) 257-5801

CONFIDENTIAL

March 31, 2016

Board of Directors

The Female Health Company

515 North State Street, Suite 2225

Chicago, IL 60654

Dear Directors:

You have requested our opinion (the “Opinion”) as to the fairness, from a financial point of view, to The Female Health Company (“FHC” or the “Company”) of the Consideration (as defined below) pursuant to the terms of the Agreement and Plan of Merger (the “Agreement”) with Aspen Park Pharmaceuticals, Inc. (“Aspen Park”).

As more specifically set forth in the Agreement, FHC intends to acquire all of the outstanding equity of Aspen Park (the “Transaction”) in exchange for a total merger consideration (the “Consideration”) of approximately 23,901,153 shares of FHC common stock. As a result of the Transaction, Aspen Park will become a wholly-owned subsidiary of the Company. The terms and conditions of the Transaction are more fully set forth in the Agreement.

We estimate that the aggregate valuation of the Consideration to be paid by FHC for Aspen Park’s equity pursuant to the Agreement is approximately $47.3 million based on FHC’s closing share price of $1.98 as of March 30, 2016.

Torreya Capital (“we” or “Torreya”), as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and valuations for corporate and other purposes. Torreya Capital is a Division of the Financial West Group.

We are acting as financial advisor to the Company in connection with the Transaction and will receive a fee from the Company for our services pursuant to the terms of our engagement letter with the Company (the “Engagement Letter”), dated as of August 10, 2015. We will also receive a fee from the Company for providing this Opinion. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement.

In connection with our Opinion, we have reviewed and considered such financial and other matters as we have deemed relevant, including, among other things:

•	A draft of the Agreement dated March 29, 2016;

•	Certain publicly available financial and other information for FHC and certain other relevant financial and operating data furnished to Torreya by FHC management;

•	Certain publicly available information for Aspen Park and certain other relevant financial and operating data furnished to Torreya by Aspen Park management via FHC;

•	Certain internal financial analyses, reports and other information concerning Aspen Park prepared by the management of Aspen Park and certain financial forecasts concerning Aspen Park prepared by the management of Aspen Park and adjusted by FHC management in consultation with Aspen Park (“Aspen Park Forecast”);

•	Certain stock market data of FHC and certain publicly traded companies Torreya deemed relevant;

•	Certain financial terms of the Transaction (as defined in the Agreement) as compared to the financial terms of certain selected business combinations Torreya deemed relevant; and

•	Such other information, financial studies, academic reports, analyst reports, market research, and such other factors that we deemed relevant for the purposes of this Opinion.

In conducting our review and arriving at our Opinion, we have, with your consent, assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to us by the Company, or which is publicly available or was otherwise reviewed by us. We have not undertaken any responsibility for the accuracy, completeness or reasonableness of, or independent verification of, such information. We have relied upon, without independent verifications, the assessment of Company management as to the existing products and services of the Company and Aspen Park and the validity of, and risks associated with, the future products and services of the Company and Aspen Park (including without limitation, the development, testing and marketing of such products and services, the receipt of all necessary governmental and other regulatory approvals for the development, testing and marketing thereof, and the life and enforceability of all relevant patents and other intellectual and other property rights associated with such products and services). In addition, we have not conducted nor have assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or Aspen Park. We have, with your consent, assumed that the Aspen Park Forecast was reasonably prepared by the management of the Company in consultation with the management of Aspen Park on bases reflecting the best currently available estimates and good faith judgments of such management as to the future performance of Aspen Park, and such projections provide a reasonable basis for our Opinion. We express no opinion as to the Aspen Park Forecast or the assumptions on which they were made. We have further relied upon the assurance of management of the Company that they are unaware of any facts that would make the information provided to us incomplete or misleading in any respect. We expressly disclaim any undertaking or obligations to advise any person of any change in any fact of matter affecting our Opinion of which we become aware after the date hereof.

We have not made or obtained any independent evaluations, valuations or appraisals of the assets or liabilities of the Company, nor have we been furnished with such materials. With respect to all legal matters relating to the Company, we have relied on the advice of legal counsel to the Company. Our services to the Company in connection with the Agreement have been comprised solely of rendering an opinion from a financial point of view with respect to the Consideration. We express no view as to any other aspect or implication of the Agreement or any other agreement, arrangement or understanding entered into in connection with the Agreement or otherwise. Our Opinion is necessarily based upon economic and market conditions and other circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that although subsequent developments may affect our Opinion, we do not have any obligation to update, revise or reaffirm our Opinion and we expressly disclaim any responsibility to do so.

For purposes of rendering our Opinion we have assumed in all respects material to our analysis, that the final form of the Agreement will be substantially similar to the last draft reviewed by us. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Agreement will be obtained and that in the course of obtaining any of those consents no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Agreement.

It is understood that this letter is intended for the benefit and use of the Board of Directors of the Company in its consideration of the Agreement and may not be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent; provided, however, that this letter may be reproduced in full in any proxy statement to be provided to the Company’s stockholders in connection with the Transaction. This letter does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Agreement or to take any other action in connection with the Agreement or otherwise. We have not been requested to opine as to, and our Opinion does not in any manner address, the Company’s underlying business decision to enter into the Agreement or the relative merits of the transactions contemplated by the Agreement as compared to other business strategies or transactions that might be available to the Company. Furthermore, we express no view as to the price or trading range for shares of the common stock of the Company following the execution of the Agreement or the consummation of the transactions contemplated by the Agreement.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Consideration to be paid by the Company pursuant to the Agreement is fair, from a financial point of view, to the Company.

Very truly yours,

Tim C. Opler, Ph.D.

Representative

Torreya Capital

Annex E

CERTIFICATE OF INCORPORATION

OF

BADGER ACQUISITION SUB, INC.

I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this certificate of incorporation and do hereby certify as follows:

FIRST. The name of the corporation is Badger Acquisition Sub, Inc. (the “Corporation”)

SECOND. The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, State of Delaware, 19808. The name of its registered agent at such address is Corporation Service Company.

THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares, divided into: (i) One Hundred Sixty Million (160,000,000) shares, par value $0.01 per share, of common stock (the “Common Stock”); and (ii) Forty Million (40,000,000) shares, par value $0.01 per share, of preferred stock (the “Preferred Stock”).

(a) Common Stock.

1. Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the provisions of Article FOURTH hereof, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors of the Corporation (the “Board of Directors”) in its discretion shall determine.

2. Voting Rights. Except as may otherwise be provided in the certificate of incorporation of the Corporation (including any certificate of designations setting forth a copy of the resolutions or resolutions of the Board of Directors providing for a series of Preferred Stock pursuant to the provisions of Article FOURTH hereof) or by applicable law, each holder of Common Stock, as such, shall be entitled to one (1) vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that except as otherwise required by law, the holders of Common Stock, as such, shall not be entitled to vote on any amendment to the certificate of incorporation of the Corporation (including any certificate of designations setting forth a copy of the resolutions or resolutions of the Board of Directors providing for a series of Preferred Stock pursuant to the provisions of Article FOURTH hereof) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series or Preferred Stock, to vote thereon pursuant to the certificate of incorporation of the Corporation (including any certificate of designations setting forth a copy of the resolutions or resolutions of the Board of Directors providing for a series of Preferred Stock pursuant to the provisions of Article FOURTH hereof) or pursuant to the General Corporation Law of the State of Delaware.

3. Liquidation Rights. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the provisions of Article FOURTH hereof, in the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them. A merger or consolidation of the Corporation with or into any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation, dissolution or winding up of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

(b) Preferred Stock. The Board of Directors is hereby expressly authorized, by resolution or resolutions thereof, to provide from time to time out of the unissued shares of Preferred Stock for one or more series of Preferred Stock, and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the powers (including voting powers), if any, of the shares of such series and the preferences and relative, participating, optional, special or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of such series. The designations, powers, preferences and relative, participating, optional, special and other rights of each series of Preferred Stock, if any, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. Except as may otherwise be provided in the certificate of incorporation of the Corporation (including any certificate of designations setting forth a copy of the resolutions or resolutions of the Board of Directors providing for a series of Preferred Stock pursuant to the provisions of Article FOURTH hereof) or by applicable law, no holder of any series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof.

FIFTH. The incorporator of the corporation is John K. Tokarz, Esq., whose mailing address is 1000 North Water Street, Suite 1700, Milwaukee, Wisconsin 53202.

SIXTH. Board of Directors.

(a) Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b) Removal of Directors. Except for any other than those directors elected by the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the provisions of Article FOURTH hereof (each, a “Preferred Director,” and more than one, the “Preferred Directors”)), any director or the entire Board of Directors may be removed, but only by the affirmative vote of the holders of at least a majority in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

(c) Vacancies. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the provisions of Article FOURTH hereof, newly created directorships resulting from an increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, or by the affirmative vote of the holders of at least a majority in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Any director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced and until his or her successor shall be elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director.

(d) Automatic Increase/Decrease in Authorized Directors. During any period when the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the provisions of Article FOURTH hereof have the right to elect one or more Preferred Directors, then upon commencement of, and for the duration of, the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of Preferred Directors, and the holders of such outstanding series of Preferred Stock shall be entitled to elect the Preferred Director or Preferred Directors as so provided or fixed pursuant to said provisions of Article FOURTH hereof; and (ii) each such Preferred Director shall serve until such Preferred Director’s successor shall have been duly elected and qualified, or until such Preferred Director’s right to hold such office terminates pursuant to said provisions of Article FOURTH hereof, whichever occurs earlier, subject to such Preferred Director’s earlier death, resignation, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions providing for such series of Preferred Stock pursuant to the provisions of Article FOURTH hereof, whenever the holders of any outstanding series of Preferred Stock having the right to elect one or more Preferred Directors are divested of such right pursuant to the provisions of such capital stock, the term of office of each such Preferred Director elected by the holders of such series of Preferred Stock, or elected to fill any vacancy resulting from the death, resignation, disqualification or removal of each such Preferred Director, shall forthwith terminate and the total authorized number of directors of the Corporation shall automatically be decreased by such specified number of directors.

(e) No Written Ballot. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

(f) Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend and repeal the bylaws of the Corporation. Any bylaw that is to be made, altered, amended or repealed by the stockholders of the Corporation shall receive the affirmative vote of the holders of at least a majority in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally, voting together as a single class.

(g) Special Meetings of Stockholders. Except as may otherwise be provided for or fixed pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any outstanding series of Preferred Stock, special meetings of stockholders for any purpose or purposes may be called at any time, but only by (i) the Chairman of the Board, (ii) the Chief Executive Officer, (iii) the Board of Directors or (iv) holders of record of shares representing not less than 10% of all votes entitled to be case on any issue proposed to be considered at the special meeting of stockholders. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by any other person or persons. Any meeting of stockholders may be postponed by action of the Board of Directors or by the Chairman of the Board or by the Chief Executive Officer at any time in advance of such meeting.

SEVENTH. Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

EIGHTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

NINTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this certificate of incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this certificate of incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article NINTH. In addition to any affirmative vote required by law and/or the certificate of incorporation of the Corporation (including any certificate of designations setting forth a copy of the resolutions or resolutions of the Board of Directors providing for a series of Preferred Stock pursuant to the provisions of Article FOURTH hereof), the affirmative vote of at least a majority in voting power of the then outstanding shares of the capital stock of the Corporation entitled to vote generally, voting together as a single class, shall be required to amend, alter, repeal or adopt any provision inconsistent with Articles SIXTH, SEVENTH, EIGHTH or this Article NINTH.

[Signature Page Follows]

The undersigned incorporator hereby acknowledges that the foregoing certificate of incorporation is his act and deed on this the 1st day of April, 2016.

/s/ John K. Tokarz
Name: John K. Tokarz

Annex F

BYLAWS

OF

BADGER ACQUISITION SUB, INC.

ARTICLE I

Meetings of Stockholders

Section 1.1 Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors of the Corporation (the “Board of Directors”) from time to time. Any other proper business may be transacted at the annual meeting.

Section 1.2 Special Meetings. Except as may otherwise be provided for or fixed pursuant to the provisions of Article FOURTH of the Certificate of Incorporation of the Corporation (as the same may be amended or amended and restated, the “Certificate of Incorporation”) relating to the rights of the holders of any outstanding series of preferred stock of the Corporation (the “Preferred Stock”), special meetings of stockholders for any purpose or purposes may be called at any time, but only by (i) the Chairman of the Board, (ii) the Chief Executive Officer, (iii) the Board of Directors or (iv) holders of record of shares representing not less than 10% of all votes entitled to be case on any issue proposed to be considered at the special meeting of stockholders. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by any other person or persons. Any meeting of stockholders may be postponed by action of the Board of Directors or by the Chairman of the Board or by the Chief Executive Officer at any time in advance of such meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the record date for determining stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Amended and Restated Bylaws (as the same may be amended, these “Bylaws”), the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, as of the record date for determining the stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 1.8 of these Bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

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Section 1.5 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the then outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the Chief Executive Officer, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a presiding person designated by the Board of Directors, or in the absence of such designation by a presiding person chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 1.7 Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one (1) vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors at which a quorum is present a plurality of the votes cast shall be sufficient to elect. All other elections, questions or matters presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority of the votes cast with respect to such election, question or matter. For purposes of this Section 1.7, a “majority of the votes cast” means that the number of votes cast “for” a nominee, question or matter exceeds the number of votes cast “against” such nominee, question or matter.

Section 1.8 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and, unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for determining the stockholders entitled to vote at such meeting, the record date for determining the stockholders entitled to notice of such meeting shall also be the record date for determining the stockholders entitled to vote at such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the

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resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for the stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 1.8 at the adjourned meeting.

Section 1.9 List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting, or (ii) during ordinary business hours at the principal place of business of the Corporation. The list of stockholders must also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.

Section 1.10 Action By Written Consent of Stockholders. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Section 1.11 Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the

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meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by applicable law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 1.12 Conduct of Meetings. The date and time of the opening and the closing of the polls for each election, question or matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding at the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding at any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the person presiding at the meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the person presiding at the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the person presiding at the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Except as otherwise provided by law, the person presiding at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and the duty to determine whether (a) a Nomination (as defined below) or any Business (as defined below) proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in Section 1.13 of these Bylaws, and (b) any proposed Nomination or Business shall be disregarded or shall not be considered or transacted. Unless and to the extent determined by the Board of Directors or the person presiding at the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.13 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders. (1) Nominations of one or more individuals for election to the Board of Directors (each, a “Nomination,” and more than one, “Nominations”) and the proposal of business other than Nominations to be considered by the stockholders (“Business”) may be made at an annual meeting of stockholders only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), provided, however, that reference in the Corporation’s notice of meeting to the election of directors or the election of members of the Board of Directors shall not include or be deemed to include Nominations, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.13 is delivered to the Secretary, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 1.13.

(2) For Nominations or Business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 1.13, the stockholder must have given timely notice thereof in writing to the Secretary and any proposed Business must constitute a proper matter for stockholder

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action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (a) as to each Nomination to be made by such stockholder, (i) the name, age and address (business and residence) of the individual subject to such Nomination and the principal occupation or employment of the individual subject to such Nomination (at the time of the notice and for the last three years), (ii) all other information relating to the individual subject to such Nomination that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case, pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), without regard to the application of the Exchange Act to either the Nomination or the Corporation, and (iii) such individual’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected; (b) as to the Business proposed by such stockholder, a brief description of the Business, the text of the proposed Business (including the text of any resolutions proposed for consideration and, in the event that such Business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such Business at the meeting and any material interest in such Business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the Nomination or Business is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and such beneficial owner, (ii) the class, series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to propose such Nomination or Business, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver by proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the Business or elect the nominee subject to the Nomination and/or (y) otherwise to solicit proxies from stockholders of the Corporation in support of such Nomination or Business; provided, however, that if the Business is otherwise subject to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act (“Rule 14a-8”), the foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his, her or its intention to present such Business at an annual meeting of stockholders of the Corporation in compliance with Rule 14a-8, and such Business has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting of stockholders. The Corporation may require any individual subject to such Nomination to furnish such other information as it may reasonably require to determine the eligibility of such individual subject to such Nomination to serve as a director of the Corporation.

(3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 1.13 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for election to the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.13 shall also be considered timely, but only with respect to nominees for election to the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

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(B) Special Meetings of Stockholders. Only such Business shall be conducted at a special meeting of stockholders of the Corporation as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto); provided, however, that reference therein to the election of directors or the election of members of the Board of Directors shall not include or be deemed to include Nominations. Nominations may be made at a special meeting of stockholders of the Corporation at which directors are to be elected only (1) pursuant to the Corporation’s notice of meeting (or any supplement thereto); provided, however, that reference therein to the election of directors or the election of members of the Board of Directors shall not include or be deemed to include Nominations, (2) by or at the direction of the Board of Directors, or (3) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.13 is delivered to the Secretary, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 1.13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may make Nominations of one or more individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (A)(2) of this Section 1.13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of such special meeting and of the nominees proposed by the Board of Directors to be elected at such special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C) General. (1) Only individuals subject to a Nomination made in compliance with the procedures set forth in this Section 1.13 shall be eligible for election at an annual or special meeting of stockholders of the Corporation, and only such Business shall be conducted at an annual or special meeting of stockholders of the Corporation as shall have been brought before such meeting in accordance with the procedures set forth in this Section 1.13. Except as otherwise provided by law, the person presiding at the meeting shall have the power and the duty to determine whether (a) a Nomination or any Business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.13, and (b) any proposed Nomination or Business shall be disregarded or shall not be considered or transacted. Notwithstanding the foregoing provisions of this Section 1.13, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a Nomination or Business, such Nomination or Business shall be disregarded and such Nomination or Business shall not be considered or transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(2) For purposes of this Section 1.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, and 15(d) (or any successor thereto) of the Exchange Act.

(3) Nothing in this Section 1.13 shall be deemed to affect any (a) rights or obligations, if any, of stockholders with respect to inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (to the extent the Corporation or such proposals are subject to Rule 14a-8), or (b) rights, if any, of the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to Article FOURTH of the Certificate of Incorporation to elect directors.

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ARTICLE II

Board of Directors

Section 2.1 Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the provisions of Article FOURTH of the Certificate of Incorporation, the total number of directors constituting the entire Board of Directors shall be fixed from time to time by resolution of the Board of Directors. Directors need not be stockholders. During any period when the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the provisions of Article FOURTH of the Certificate of Incorporation have the right to elect one or more Preferred Directors (as defined below), then upon commencement of, and for the duration of, the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of Preferred Directors, and the holders of such outstanding series of Preferred Stock shall be entitled to elect the Preferred Director or Preferred Directors so provided or fixed pursuant to said provisions of Article FOURTH of the Certificate of Incorporation; and (ii) each such Preferred Director shall serve until such Preferred Director’s successor shall have been duly elected and qualified, or until such Preferred Director’s right to hold such office terminates pursuant to said provisions of Article FOURTH of the Certificate of Incorporation, whichever occurs earlier, subject to such Preferred Director’s earlier death, resignation, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions providing for such series of Preferred Stock pursuant to the provisions of Article FOURTH of the Certificate of Incorporation, whenever the holders of any outstanding series of Preferred Stock having the right to elect one or more Preferred Directors are divested of such right pursuant to the provisions of such capital stock, the term of office of each such Preferred Director elected by the holders of such series of Preferred Stock, or elected to fill any vacancy resulting from the death, resignation, disqualification or removal of each such Preferred Director, shall forthwith terminate and the total authorized number of directors of the Corporation shall automatically be decreased by such specified number of directors.

Section 2.2 Election. The Board of Directors shall initially consist of the persons named as directors in the Certificate of Incorporation or elected by the incorporator of the Corporation, and each director so elected shall hold office until the first annual meeting of stockholders and until his or her successor is duly elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect the members of the Board of Directors (other than those directors elected by the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the provisions of Article FOURTH of the Certificate of Incorporation (each, a “Preferred Director,” and more than one, the “Preferred Directors”)), each of whom shall hold office for a term of one (1) year or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal.

Section 2.3 Resignation; Vacancies. Any director may resign at any time upon notice to the Corporation. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the provisions of Article FOURTH of the Certificate of Incorporation, newly created directorships resulting from an increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, or by the affirmative vote of the holders of at least a majority in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Any director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced and until his or her successor shall be elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director.

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Section 2.4 Removal of Directors. Except for any Preferred Directors, any director or the entire Board of Directors may be removed, but only by the affirmative vote of the holders of at least a majority in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 2.5 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 2.6 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer, the Secretary, or by any two (2) members of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four (24) hours before the special meeting.

Section 2.7 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.

Section 2.8 Quorum; Vote Required for Action. At all meetings of the Board of Directors the directors entitled to cast a majority of the votes of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation, these Bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.9 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the Chief Executive Officer, if any, or in his or her absence by the President, or in their absence by a presiding person chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 2.10 Action by Unanimous Consent of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

ARTICLE III

Committees

Section 3.1 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors or these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

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Section 3.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

ARTICLE IV

Officers

Section 4.1 Executive Officers; Election; Qualifications; Term of Office, Resignation; Removal; Vacancies. The Board of Directors shall elect a Chief Executive Officer, President and Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as it shall from time to time deem necessary or desirable. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 4.2 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 4.3 Appointing Attorneys and Agents; Voting Securities of Other Entities. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, for, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, for, in the name of and on behalf of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed for, in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper. Any of the rights set forth in this Section 4.3 which may be delegated to an attorney or agent may also be exercised directly by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President.

ARTICLE V

Stock

Section 5.1 Certificates. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant

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Secretary, certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue. The Corporation shall not have the power to issue a certificate in bearer form.

Section 5.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

Indemnification

Section 6.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, its participants or beneficiaries, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3 of these Bylaws, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.

Section 6.2 Prepayment of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law as it presently exists or may hereafter be amended, pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

Section 6.3 Claims. If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense (including attorneys’ fees) of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 6.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

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Section 6.5 Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit entity.

Section 6.6 Amendment or Repeal. Any amendment, repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

Section 6.7 Other Indemnification and Prepayment of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VII

Miscellaneous

Section 7.1 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 7.2 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by resolution of the Board of Directors.

Section 7.3 Manner of Notice. Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. Notice to directors may be given by telecopier, telephone or other means of electronic transmission.

Section 7.4 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

Section 7.5 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 7.6 Amendment of Bylaws. These Bylaws may be altered, amended or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise. Any bylaw that is to be made, altered, amended or repealed by the stockholders of the Corporation shall receive the affirmative vote of the holders of at least a majority in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally, voting together as a single class.

Section 7.7 Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on

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behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, (iv) any civil action to interpret, apply, enforce or determine the validity of the provisions of the Certificate of Incorporation or these Bylaws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the State of Delaware, in all cases subject to such court having personal jurisdiction over the indispensable parties named as defendants. Any person or persons purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.7.

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Annex G

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”), is dated as of [                    ], 2016, by and among FHC DELAWARE, a Delaware corporation (the “Company”), Mitchell S. Steiner, M.D. (the “Stockholders’ Representative”), in his capacity as nominee for the stockholders of the Company identified on Exhibit A hereto (the “Escrow Participants”), O.B. Parrish,[            ] and [            ], acting as the committee (the “Committee”) representing the interests of the Company, and [            ], as escrow agent (the “Escrow Agent”).

RECITALS

A. The Female Health Company, a Wisconsin corporation (“FHC”), Badger Acquisition Sub, Inc., a Delaware corporation and wholly-owned Subsidiary of FHC (“FHC Delaware Sub”), Blue Hen Acquisition, Inc., a Delaware corporation and wholly-owned Subsidiary of FHC (“APP Merger Sub”), and Aspen Park Pharmaceuticals, Inc., a Delaware corporation (“APP”), are parties to an Agreement and Plan of Merger, dated as of April 5, 2016 (the “Merger Agreement”), providing for, among other things, the merger of FHC with and into FHC Delaware Sub (the “Reincorporation Merger”) and the merger of APP Merger Sub with and into APP (the “APP Merger”) pursuant to the terms and conditions of the Merger Agreement. This is the Escrow Agreement contemplated by Section 3.1(g) of the Merger Agreement. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Merger Agreement.

B. Pursuant to the APP Merger, the outstanding shares of common stock, par value $0.01 per share, of APP held by the Escrow Participants are being converted into the right to receive common stock, par value $0.01 per share, of the Company (the “Common Stock”), and the Escrow Participants have agreed that 75% of the shares of Common Stock issuable to each such Escrow Participant pursuant to the APP Merger will be subject to the terms and conditions of a lock-up agreement to be delivered by each Escrow Participant to the Company (the “Lock-Up Agreements”).

C. Pursuant to the Merger Agreement, the shares of Common Stock subject to the Lock-Up Agreements are to be deposited by the Company with the Escrow Agent pursuant to this Agreement (the “Escrow Shares”), to be held in escrow by the Escrow Agent for the purpose of providing a fund to reimburse the Delaware Indemnified Parties for the payment of any Damages for which the Delaware Indemnified Parties are entitled to indemnification pursuant to the terms of Article IX of the Merger Agreement. Exhibit A hereto sets for the number of Escrow Shares for each Escrow Participant.

D. The Company, the Committee and the Stockholders’ Representative acknowledge that the Escrow Agent is not a party to, is not bound by, and has no duties or obligations under the Merger Agreement. All references in this Agreement to the Merger Agreement are for the convenience of the Company, the Committee and the Stockholders’ Representative and the Escrow Agent shall have no implied duties beyond the express duties set forth in this Agreement.

AGREEMENTS

In consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Establishment of Escrow.

(a) Pursuant to the Merger Agreement, at the APP Effective Time, the Company shall, or shall cause to be deposited, with the Escrow Agent certificates or book entry-shares representing outstanding shares of

Common Stock equal to the number of Escrow Shares set forth on Exhibit A hereto. Until released from the terms of this Agreement each certificate evidencing any Escrow Shares shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN ESCROW AGREEMENT WITH THE ISSUER AND THE ESCROW AGENT NAMED THEREIN (THE “ESCROW AGREEMENT”) WHICH, AMONG OTHER MATTERS, PLACES RESTRICTIONS ON THE DISPOSITION OF THE SECURITIES. THESE SECURITIES WILL BE DEPOSITED WITH THE ESCROW AGENT PURSUANT TO THE ESCROW AGREEMENT AND MAY NOT BE OFFERED, EXCHANGED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, PARTICIPATED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS OF THE ESCROW AGREEMENT. A COPY OF SUCH ESCROW AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(b) The Escrow Participants shall be entitled to receive and be paid any and all dividends, interest or other earnings earned on the Escrow Shares prior to delivery of the applicable Escrow Shares to the Escrow Participants or the Company, as applicable, in accordance with the terms hereof (collectively, the “Earnings”). If the Escrow Agent receives any Earnings, then the Escrow Agent shall promptly distribute and disburse such Earnings proportionally to the Escrow Participants in accordance with the number of their respective Escrow Shares set forth in Exhibit A hereto. Any Earnings with respect to the Escrow Shares shall be the sole and exclusive property of the Escrow Participants.

(c) The Escrow Shares shall not be transferred by the Escrow Participants; provided, however, that the Escrow Agent may change the record information of the Escrow Participants upon the written instructions of the Stockholders’ Representative. For any corporate transaction of the Company that affects the Escrow Shares, the Escrow Agent shall make no changes to the Escrow Shares until it receives a joint written instruction from the Committee and the Stockholders’ Representative.

(d) The parties hereby designate and appoint the Escrow Agent to serve in accordance with the terms, conditions and provisions of this Agreement, and the Escrow Agent hereby agrees to act as escrow agent and to hold in trust, safeguard, invest and disburse the Escrow Shares, pursuant to the terms and conditions hereof.

(e) Voting and granting consents with respect to any Escrow Shares shall be as determined by the Escrow Participant in whose name such Escrow Shares are registered in such Escrow Participant’s absolute discretion.

2. Indemnification Claims.

(a) A Claim to be paid from the Escrow Shares pursuant to Article IX of the Merger Agreement may be made only if the Committee delivers to the Stockholders’ Representative (with a copy to the Escrow Agent) on or prior to the expiration of the Secondary Escrow Period (as defined in Section 3(b)) a Claim Notice satisfying the requirements of the Merger Agreement (the amount of any Damages set forth in any such Claim Notice, the “Indemnification Amount”). If, within 30 days following receipt by the Stockholders’ Representative of a Claim Notice, the Stockholders’ Representative gives notice (a “Counter Notice”) to the Committee (with a copy to the Escrow Agent) disputing the applicable Delaware Indemnified Party’s entitlement to indemnification with respect to the Claim set forth in a Claim Notice or disputing the estimate set forth in such Claim Notice of the dollar amount of the Damages for which the Delaware Indemnified Party is entitled to indemnification pursuant to the terms of the Merger Agreement, the applicable Delaware Indemnified Party’s entitlement to indemnification with respect to the Claim and the dollar amount of the Damages for which the Delaware Indemnified Party is entitled to indemnification pursuant to the terms of the Merger Agreement shall be resolved as provided in Section 2(c).

(b) If no Counter Notice is received by the Escrow Agent within such 30 day period then the Indemnification Amount claimed in the applicable Claim Notice shall be deemed established for purposes of this Agreement, and, at the end of such 30 day period, the Escrow Agent shall promptly (but in any event within three Business Days) deliver to the Company Escrow Shares with an aggregate Market Value (as defined below) equal to the unsatisfied Indemnification Amount, with the Market Value of such Escrow Shares to be determined as of the date of delivery of any Escrow Shares to the Company. The Committee will instruct the Escrow Agent in writing as to the number of Escrow Shares to be delivered to the Company pursuant to this Agreement, and will concurrently deliver a copy of such written instruction to the Stockholders’ Representative. Any Escrow Shares so delivered to the Company pursuant to this Section 2(b) shall be disbursed from the Escrow Shares of the Escrow Participants proportionally in accordance with their respective Pro Rata Percentages (as defined below). For purposes of this Agreement, (i) “Market Value” of a share of Common Stock as of any date of determination shall be the average of the daily closing prices of a share of the Common Stock as quoted on NASDAQ during the ten consecutive trading days ending on the last trading day immediately preceding such date of determination and (ii) each Escrow Participant’s “Pro Rata Percentage” shall be equal to [a] the number of shares of APP Stock held by such Escrow Participant, divided by [b] the total number of shares of APP Stock held by all Escrow Participants, rounding to the nearest one one-thousandth (rounding upward in the case of any .0005). The Escrow Participants’ respective Pro Rata Percentages are set forth on Exhibit A hereto, which Exhibit may be updated or corrected after the APP Effective Time by delivery to the Escrow Agent of a joint written instruction by the Committee and the Stockholders’ Representative.

(c) (i) If a Counter Notice is given by the Stockholders’ Representative with respect to any or all (the “Contested Amount”) of the Claim Notice amount, the Escrow Agent shall promptly (but in any event within three Business Days) deliver to the Company Escrow Shares with an aggregate Market Value equal to all of the Claim Notice amount except for the Contested Amount, with the Market Value of such Escrow Shares to be determined as of the date of delivery of any Escrow Shares to the Company. Thereafter, the Escrow Agent shall promptly (but in any event within three Business Days after the receipt of written instructions set forth in [a] below or a final judgment set forth in [b] below) deliver to the Company the appropriate amount of Escrow Shares in respect of the Contested Amount only in accordance with [a] joint written instructions of the Committee and the Stockholders’ Representative, or [b] a final judgment with no further right to appeal, upon an award rendered by a court of competent jurisdiction.

(ii) If the Company and the Stockholders’ Representative are unable to resolve any dispute within 30 days of the Stockholders’ Representative’s delivery of a Counter Notice, such dispute shall be resolved in accordance with Section 11.10 of the Merger Agreement or by means of a settlement reached between the Stockholders’ Representative and the Company with respect to the applicable Claim.

(d) If the Stockholders’ Representative and the Company reach a settlement with respect to any Claim made by the Company or if the amount of Escrow Shares to be disbursed in respect of a Claim is determined through a judgment not subject to appeal as provided in Section 2(c), the Stockholders’ Representative and the Committee shall jointly deliver written notice of such settlement or judgment to the Escrow Agent, including (if applicable) instructions to the Escrow Agent to disburse the appropriate number of Escrow Shares to the Company, and the Escrow Agent shall act promptly in accordance with such instructions.

(e) To the extent the Escrow Agent is otherwise required hereunder to disburse a fractional Escrow Share to an Escrow Participant, the Escrow Agent shall make a cash payment (without interest) to such Escrow Participant in an amount equal to the product obtained by multiplying (i) such fractional Escrow Share to which such Escrow Participant would otherwise be entitled by (ii) the Market Value as of the date of such disbursement. Upon receipt of at least 10 days’ prior notice from the Escrow Agent, the Company shall provide the Escrow Agent with sufficient funds to make such cash payments in lieu of fractional Escrow Shares prior to the date the Escrow Agent is required to make payment hereunder. Promptly following any such payment by the Escrow Agent of cash in lieu of a fractional Escrow Share to an Escrow Participant, the Escrow Agent shall disburse such fractional Escrow Share to the Company.

(f) The Escrow Agent shall requisition from the Company’s stock transfer agent stock certificates in appropriate denominations registered as appropriate to facilitate the delivery or disbursement by the Escrow Agent of Escrow Shares hereunder. The Company shall cause its stock transfer agent to cooperate with the Escrow Agent in connection therewith.

(g) For all purposes under this Agreement, the Company shall act through the Committee. Any notice or instruction by the Committee hereunder may be executed and delivered by any one or more members of the Committee.

3. Termination of Escrow.

(a) Subject to Section 2(c), upon the expiration of the Initial Escrow Period and receipt by Escrow Agent from the Stockholders’ Representative of complete delivery instructions in writing, Escrow Agent shall promptly (but in any event within three Business Days) distribute to each Escrow Participant 75% of such Escrow Participant’s Escrow Shares (rounding any fractional Escrow Shares down to the nearest whole share), without the legend set forth in Section 1(a). For purposes of this Agreement, the “Initial Escrow Period” shall mean the period commencing on the date hereof and ending at 5:00 pm (Eastern Time) on the Business Day that is six months after the date hereof (or, if not a Business Day, the next succeeding Business Day), unless earlier terminated pursuant to this Agreement.

(b) Upon the expiration of the Secondary Escrow Period (as defined below) and receipt by Escrow Agent from the Stockholders’ Representative of complete delivery instructions in writing, Escrow Agent shall promptly (but in any event within three Business Days) distribute to the Escrow Participants their remaining Escrow Shares not subject to an unresolved Claim Notice delivered in accordance with Section 2(a) (in which event any disbursement with respect to the Indemnification Amount of such Claim Notice will be governed by Section 3(c)), without the legend set forth in Section 1(a). For purposes of this Agreement, “Secondary Escrow Period” shall mean the period commencing on the date hereof and ending at 5:00 pm (Eastern Time) on the Business Day that is twelve months after the date hereof (or, if not a Business Day, the next succeeding Business Day) unless earlier terminated pursuant to this Agreement.

(c) If any Claims have been asserted by delivery of a Claim Notice in accordance with Section 2(a) prior to the expiration of the Initial Escrow Period and such Claims continue to be unresolved as of the expiration of the Initial Escrow Period, the Escrow Agent shall exclude from the disbursement of Escrow Shares in accordance with Section 3(a), and shall continue to hold Escrow Shares having aggregate Market Value equal to 120% of the aggregate Indemnification Amounts (such aggregate amount, the “Initial Indemnification Holdback Amount”), with the Market Value of any Escrow Shares to be determined as of the date of the expiration of the Initial Escrow Period, allocated among the Escrow Participants proportionally in accordance with their respective Pro Rata Percentages. If any Claims have been asserted by delivery of a Claim Notice in accordance with Section 2(a) prior to the expiration of the Secondary Escrow Period and such Claims continue to be unresolved as of the expiration of the Secondary Escrow Period, the Escrow Agent shall exclude from the disbursement of Escrow Shares in accordance with Section 3(b), and shall continue to hold Escrow Shares having aggregate Market Value equal to 120% of the aggregate Indemnification Amounts (such aggregate amount, the “Secondary Indemnification Holdback Amount”), with the Market Value of any Escrow Shares to be determined as of the date of the expiration of the Secondary Escrow Period, allocated among the Escrow Participants proportionally in accordance with their respective Pro Rata Percentages. The Committee and the Stockholders’ Representative will provide the Escrow Agent with a joint written instruction stating the amount of Escrow Shares to be excluded from such disbursement in accordance with this Section 3(c). After the expiration of the Initial Escrow Period, the Escrow Agent shall disburse the Initial Indemnification Holdback Amount as and to the extent the Claims with respect thereto are resolved in accordance with the provisions of Section 2(d), with such disbursement made first to the Company in the amount of any such resolved Claim and second to the Escrow Participants with respect to any excess Initial Indemnification Holdback Amount with respect to such Claims. After the expiration of the Secondary Escrow Period, the Escrow Agent shall disburse the Secondary Indemnification Holdback

Amount as and to the extent the Claims with respect thereto are resolved in accordance with the provisions of Section 2(d), with such disbursement made first to the Company in the amount of any such resolved Claim and second to the Escrow Participants with respect to any excess Secondary Indemnification Holdback Amount with respect to such Claims.

(d) Any Escrow Shares released by the Escrow Agent to an Escrow Participant hereunder shall continue to be subject to the terms and conditions of such Escrow Participant’s Lock-Up Agreement in accordance with the terms thereof, and shall retain the legend set forth in such Lock-Up Agreement.

4. Suspension of Performance; Disbursement into Court. If, at any time, (a) there shall exist any dispute between the Committee and the Stockholders’ Representative with respect to the holding or disposition of all or any portion of the Escrow Shares or any other obligations of the Escrow Agent hereunder, (b) the Escrow Agent is unable to determine, to Escrow Agent’s sole and reasonable satisfaction, the proper disposition of all or any portion of the Escrow Shares or the Escrow Agent’s proper actions with respect to its obligations hereunder, or (c) the Committee and the Stockholders’ Representative have not, within ten Business Days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 5, appointed a successor Escrow Agent to act hereunder, then the Escrow Agent may, in its sole discretion, take either or both of the following actions accompanied by written notice from the Escrow Agent to each of the Committee and the Stockholders’ Representative of the taking of such action(s):

(a) suspend the performance of any of its obligations (including, without limitation, any disbursement obligations) under this Agreement until such dispute or uncertainty shall be resolved to the sole and reasonable satisfaction of the Escrow Agent or until a successor Escrow Agent shall have been appointed; or

(b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction, in any venue convenient to the Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required or permitted by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all Escrow Shares.

The Escrow Agent shall have no liability to the Company, the Committee the Stockholders’ Representative, their respective owners, shareholders or members or any other person with respect to any such suspension of performance or disbursement into court in accordance with this Section 4, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Shares or any delay in or with respect to any other action required or requested of Escrow Agent.

5. Resignation/Removal of the Escrow Agent. The Escrow Agent may resign and be discharged from the performance of its duties hereunder at any time by giving ten Business Days prior written notice to the Committee and the Stockholders’ Representative specifying a date when such resignation shall take effect. Upon any such notice of resignation, the Committee and the Stockholders’ Representative jointly shall appoint a successor Escrow Agent hereunder prior to the effective date of such resignation. If the Committee and the Stockholders’ Representative fail to appoint a successor Escrow Agent within such time, the Escrow Agent shall have the right to petition a court of competent jurisdiction to appoint a successor the Escrow Agent, and all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) related to such petition shall be paid jointly and severally by the Company and the Stockholders’ Representative. The Committee and the Stockholders’ Representative may remove the Escrow Agent, as such, at any time by delivering to the Escrow Agent, not less than ten Business Days prior to the effective time thereof, joint written instructions indicating their desire to do so. Upon the effective date of its resignation or removal, the retiring Escrow Agent shall transmit all records pertaining to the Escrow Shares and shall pay all Escrow Shares to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after payment to the retiring Escrow Agent of all out-of-pocket fees and expenses (including court costs and reasonable attorneys’ fees) payable to or incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder. After any retiring Escrow Agent’s resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Agreement.

6. Binding Effect; Successors. This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors or assigns. If the Escrow Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the escrow contemplated by this Agreement) to another corporation, the successor or transferee corporation without any further act shall be the successor Escrow Agent.

7. Liability of Escrow Agent.

(a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no other duties shall be implied. The Escrow Agent has no fiduciary duties of any kind. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement, including, without limitation, the Merger Agreement and any other agreement between any or all of the parties hereto or any other persons even though reference thereto may be made herein. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent’s gross negligence or willful misconduct was the cause of any loss to the Company or the Escrow Participants. The Escrow Agent’s sole responsibility shall be for the safekeeping and disbursement of the Escrow Shares in accordance with the terms of this Agreement. The Escrow Agent shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. The Escrow Agent may rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall believe to be genuine and to have been signed or presented by the person or parties purporting to sign the same. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages or penalties (including, but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such damages or penalty and regardless of the form of action. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control, including, without limitation, acts of God, labor strikes, lockouts, riots, acts of war or terror, epidemics, fire, communication line failures, computer viruses, power failures, earthquakes, governmental regulations superimposed following the occurrence of the foregoing or other disasters; provided, however, the Escrow Agent shall use commercially reasonable efforts to recommence performance of its duties and responsibilities hereunder as soon as practicable under such circumstances. The Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Shares, any account in which Escrow Shares are deposited, this Agreement or the Merger Agreement, or to appear in, prosecute or defend any such legal action or proceeding. The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in good faith in accordance with the advice of such counsel. The Company and the Stockholders’ Representative, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel. The Company, the Committee and the Stockholders’ Representative agree to perform or procure the performance of all further acts and things, and execute and deliver such further documents, as may be required by law or as the Escrow Agent may reasonably request in connection with its duties hereunder.

(b) The Escrow Agent is authorized, in its sole discretion, to comply with final orders issued or process entered by any court with respect to the Escrow Shares, which court shall have been determined by the Escrow Agent, in good faith, to be of competent jurisdiction in the matter. If any portion of the Escrow Shares is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

8. Indemnification of Escrow Agent.

(a) From and at all times after the date of this Agreement, the Company and the Stockholders’ Representative, jointly and severally, shall, to the fullest extent permitted by law, indemnify and hold harmless the Escrow Agent and each director, officer, or employee of the Escrow Agent (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, penalties, costs and expenses of any kind or nature (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including, without limitation, the Company, the Committee and the Stockholders’ Representative, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance in connection with this Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. The Company and the Stockholders’ Representative further agree, jointly and severally, to indemnify the Escrow Agent for all costs, including, without limitation, reasonable attorneys’ fees, incurred by such Indemnified Party in connection with the enforcement of the Company’s and the Stockholders’ Representative’s indemnification obligations hereunder. The obligations of the Company and the Stockholders’ Representative under this Section 8 shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent. Solely between themselves and without altering or limiting the joint and several liability of each hereunder, the Company and the Stockholders’ Representative hereby acknowledge and agree that any indemnification obligations hereunder to Indemnified Parties shall be borne equally between the Company and the Stockholders’ Representative.

(b) The parties agree that neither the payment by the Company or the Stockholders’ Representative of any claim by the Escrow Agent for indemnification hereunder nor the disbursement of any amounts to the Escrow Agent from the Escrow Shares in respect of a claim by the Escrow Agent for indemnification shall impair, limit, modify, or affect, as between the Company and the Stockholders’ Representative, the respective rights and obligations of the Company and the Stockholders’ Representative under the Merger Agreement.

9. Compensation of Escrow Agent.

(a) Fees and Expenses. The Company and the Stockholders’ Representative agree, jointly and severally, to compensate the Escrow Agent on demand for its services hereunder in accordance with Exhibit B attached hereto. Without limiting the joint and several natures of their obligations to the Escrow Agent, the Company and the Stockholders’ Representative agree between themselves that each will be responsible for one-half of Escrow Agent’s compensation. The obligations of the Company and the Stockholders’ Representative under this Section 9 shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

(b) Security and Offset. The Company and the Stockholders’ Representative hereby grant to the Escrow Agent a security interest in, lien upon and right of offset against the Escrow Shares with respect to any compensation, reimbursement or indemnity due to any of the Indemnified Parties hereunder. If for any reason the Escrow Shares are insufficient to cover such compensation and reimbursement, the Company and the Stockholders’ Representative shall promptly pay such amounts to the Escrow Agent or any Indemnified Party upon receipt of an itemized invoice.

10. Identifying Information. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust, or other legal entity, the Escrow Agent requires documentation to verify its formation and existence as a legal entity. The Escrow Agent may ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation. The parties acknowledge that a portion of the identifying information set forth herein is being requested by the Escrow Agent in connection with the USA Patriot Act, Pub.L.107-56 (the “Act”), and each agrees to provide any additional information reasonably requested by the Escrow Agent in connection with the Act or any other legislation or regulation to which Escrow Agent is subject, in a timely manner.

11. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree to the personal jurisdiction by and venue in the state and federal courts in the State of Delaware and waive any objection to such jurisdiction or venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process to vest personal jurisdiction over them in any of these courts.

12. Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in notice given in accordance with this Section 12):

(a)	if to the Company and/or the Committee to:

The Female Health Company

515 N. State Street, Suite 2225

Chicago, IL 60654

Attention: O.B. Parrish

Email: OBAOL@femalehealthcompany.com

Facsimile: 312-595-9122

with a copy (which shall not constitute notice) to:

Reinhart Boerner Van Deuren s.c.

1000 North Water Street, Suite 1700

Milwaukee, WI 53202

Attention: James M. Bedore, Esq.

Email: jbedore@reinhartlaw.com

Facsimile: (414) 298-8097

(b)	if to the Stockholders’ Representative, to:

Mitchell S. Steiner, M.D.

2600 Forest Hill Rd.

Germantown TN 38139

with a copy (which shall not constitute notice) to:

Littman Krooks LLP

655 Third Avenue, 20th Floor

New York, NY 10017

Attention: Mitchell C. Littman, Esq.

Email: mlittman@littmankrooks.com

Facsimile: (212) 490-2990

(c)	if to the Escrow Agent, to:

Attention:

Email:

Facsimile:

13. Amendment, Waiver and Assignment. None of the terms or conditions of this Agreement may be changed, waived, modified, discharged, terminated or varied in any manner whatsoever unless in writing duly signed by each party to this Agreement. No course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion. Except as provided in Section 6 hereof, this Agreement may not be assigned by any party without the written consent of the other parties.

14. Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

15. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

16. Entire Agreement; No Third Party Beneficiaries; Headings. This Agreement constitutes the entire agreement between the parties relating to the holding and disbursement of the Escrow Shares and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Shares. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The headings in this Agreement are for convenience and identification purposes only and are in no way intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

17. Execution in Counterparts, Facsimiles. This Agreement and any joint written instruction delivered hereunder may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction. The delivery of copies of this Agreement and any joint written instruction and their respective signature pages by PDF or facsimile transmission shall constitute effective execution and delivery as to the parties and may be used in lieu of originals for all purposes.

18. Termination. This Agreement shall terminate upon the distribution of all the Escrow Shares pursuant to any applicable provision of this Agreement, and Escrow Agent shall thereafter have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Shares.

19. Brokerage Confirmation Waiver. The Company and the Stockholders’ Representative acknowledge that to the extent regulations of the Comptroller of the Currency or other applicable regulatory entity grant either the right to receive brokerage confirmations for certain security transactions as they occur, the Company and the Stockholders’ specifically waive receipt of such confirmations to the extent permitted by law.

20. Tax Reporting. The Escrow Agent shall have no responsibility for the tax consequences of this Agreement and the Company and the Stockholders’ Representative shall consult with their respective tax advisors concerning any and all tax matters. The Company and the Stockholders’ Representative shall provide Escrow Agent an original Form W-9 or Form W-8, as applicable, for each payee, together with any other documentation and information requested by the Escrow Agent in connection with the Escrow Agent’s reporting obligations under applicable IRS regulations. If such tax documentation is not so provided, the Escrow Agent shall withhold taxes as required by the IRS. The Company and the Stockholders’ Representative shall prepare and file all required tax filings with the IRS and any other applicable taxing authority; provided that the parties further agree that:

(a) Escrow Agent IRS Reporting. The Company shall provide the Escrow Agent with all information requested by the Escrow Agent in connection with the preparation of all applicable Form 1099 and Form 1042-S documents with respect to all distributions as well as in the performance of the Escrow Agent’s reporting obligations under the Foreign Account Tax Compliance Act and Foreign Investment in Real Property Tax Act or other applicable law or regulation.

(b) Withholding Requests and Indemnification. The Company and the Stockholders’ Representative jointly and severally agree to (i) assume all obligations imposed now or hereafter by any applicable tax law or regulation with respect to payments or performance under this Agreement, (ii) request the Escrow Agent in writing with respect to withholding and other taxes, assessments or other governmental charges, and advise the Escrow Agent in writing with respect to any certifications and governmental reporting that may be required under any applicable laws or regulations and (iii) indemnify and hold the Escrow Agent harmless pursuant to Section 8 hereof from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent.

21. WAIVER OF TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR (B) IN ANY WAY IN CONNECTION WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES TO THIS AGREEMENT OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF ANY SUCH PARTY’S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. EACH OF THE PARTIES HERETO HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT EACH HAS REVIEWED OR HAD THE OPPORTUNITY TO REVIEW THIS WAIVER WITH ITS RESPECTIVE LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A CONSENT BY ALL PARTIES TO A TRIAL BY THE COURT.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Escrow Agreement to be duly executed as of the day and year first above written.

COMPANY:		ESCROW AGENT:

FHC DELAWARE		[NAME]

By:		By:
	Name:	Name:
	Title:	Title:

STOCKHOLDERS’ REPRESENTATIVE:

By:
Name: Mitchell S. Steiner, M.D.

COMMITTEE:

By:
Name: O.B. Parrish

By:
Name:

By:
Name:

EXHIBIT A

ESCROW PARTICIPANTS

Name and Address	# of Escrow Shares	Pro Rata Percentage

EXHIBIT B

ESCROW FEES

Annex H

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [                    ], 2016 among FHC DELAWARE, a Delaware corporation (the “Company”), and the undersigned stockholders (each, a “Stockholder” and collectively, the “Stockholders”) of ASPEN PARK PHARMACEUTICALS, INC., a Delaware corporation (“APP”).

RECITALS

A. The Company is the successor to The Female Health Company, a Wisconsin corporation (“FHC Wisconsin”), and this Agreement is being executed in connection with an Agreement and Plan of Merger, dated as of April     , 2016 (as the same may be amended from time to time, the “Merger Agreement”), among FHC Wisconsin, Badger Acquisition Sub, Inc., a Delaware corporation and wholly-owned Subsidiary of FHC Wisconsin (“FHC Delaware Sub”), Blue Hen Acquisition, Inc., a Delaware corporation and wholly-owned Subsidiary of FHC Wisconsin (“APP Merger Sub”), and APP, providing for, among other things, the merger of APP Merger Sub with and into APP (the “APP Merger”) pursuant to the terms and conditions of the Merger Agreement.

B. Pursuant to the APP Merger, the Stockholders will acquire record or beneficial ownership of shares of Common Stock.

C. In connection with the consummation of the transactions contemplated by the Merger Agreement, and pursuant to the terms of the Merger Agreement, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Stockholders with respect to the Common Stock as set forth herein.

AGREEMENTS

In consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Defined Terms. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement or this Section 1.

“Board” means the board of directors (or any successor governing body) of the Company.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

“Loss” means any loss, damage, claim or liability (joint or several) to which any person with indemnification rights pursuant to Section 6 may become subject under the Securities Act, the Exchange Act, or other federal or state law.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means (a) the Shares, and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the SEC has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met, (iii) such securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), (iv) such securities are otherwise transferred or (v) such securities have ceased to be outstanding.

“Registration” shall mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

“Registration Statement” means any registration statement of the Company, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any holder of Registrable Securities, except for the reasonable fees and disbursements of counsel for the holders of Registrable Securities required to be paid by the Company pursuant to Section 5.

“Shares” means the shares of Common Stock issued or issuable to the Stockholders pursuant to the Merger Agreement, including any Escrow Shares.

2. Demand Registration.

(a) At any time and from time to time after the date of this Agreement, holders of a majority of the Registrable Securities then outstanding may request Registration under the Securities Act of all or any portion of their Registrable Securities (each, a “Demand Registration”). Each request for a Demand Registration shall specify the number of Registrable Securities requested to be included in the Demand Registration. Upon receipt of any such request, the Company shall promptly (but in no event later than 10 days following receipt thereof) deliver notice of such request to all other holders of Registrable Securities who shall then have 20 days from the date such notice is given to notify the Company in writing of their desire to be included in such Registration. The Company shall prepare and file with (or confidentially submit to) the SEC a Registration Statement on Form S-1 or any successor form or, if available and at the Company’s option, on Form S-3 or any successor form, covering all of the Registrable Securities that the holders thereof have requested to be included in such Demand Registration, within 90 days after the date on which the initial request is given and shall use its reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company shall not be required to effect a Demand Registration more than two times pursuant to this Section 2(a).

(b) The Company shall not be obligated to effect, or take any action to effect, any Demand Registration (i) within 180 days after the effective date of a previous Demand Registration or a previous Piggyback Registration in which holders of Registrable Securities were permitted to register the offer and sale under the Securities Act, or (ii) during the period that is 60 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 180 days after the effective date of, a Company-initiated Registration, provided, that the Company is actively employing in good faith reasonable efforts to cause such Registration statement to become effective. The Company may postpone for up to 120 days the filing or effectiveness of a Registration Statement for a Demand Registration if the Board determines in its reasonable good faith judgment that such Demand Registration would (x) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company, (y) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) render the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, that in such event the holders of a majority of the Registrable Securities initiating such Demand Registration shall be entitled to withdraw such request and, if such request for a Demand Registration is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration expenses in connection with such Registration.

(c) Notwithstanding the provisions of Section 2(a) above or any other provision of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until the Registration Statement filed with the SEC with respect to a Registration pursuant to a Demand Registration has been declared effective by the SEC; provided, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the SEC, federal or state court or any other Governmental Entity, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, such stop order or injunction is removed, rescinded or otherwise terminated.

(d) If the holders of the Registrable Securities initially requesting a Demand Registration elect to distribute the Registrable Securities covered by their request in an underwritten offering, they shall so advise the Company as a part of their request made pursuant to Section 2(a), and the Company shall include such information in its notice to the other holders of Registrable Securities. The holders of a majority of the Registrable Securities initially requesting the Demand Registration shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, that such selection shall be subject to the prior written consent of the Company.

(e) The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities initially requesting such Demand Registration, which consent shall not be unreasonably withheld or delayed. If a Demand Registration involves an underwritten offering and the managing underwriter of the requested Demand Registration advises the Company and the holders of Registrable Securities in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the Demand Registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such Demand Registration would adversely affect the price per share of the Common Stock proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration (i) first, the shares of Common Stock that the holders of Registrable Securities propose to sell, and (ii) second, the shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Company and/or other holders of Common Stock) allocated among such Persons in such manner as they may agree. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder.

(f) With respect to any Stockholder who is a party to a Lock-Up Agreement, during the “Lock-Up Period” set forth in such Lock-Up Agreement such Stockholder may not make any demand for or exercise any rights with respect to, the Registration of any Shares, whether pursuant to this Agreement or otherwise; provided, however, that the foregoing shall not prohibit any Stockholder from exercising any Piggyback Registration rights under this Agreement, provided that the lock-up restrictions set forth in the Lock-Up Agreement shall remain in effect during the “Lock-Up Period” set forth in such Lock-Up Agreement with respect to any Shares that are registered in connection with the exercise of such Piggyback Registration rights.

3. Piggyback Registration.

(a) Whenever the Company proposes to register the offer and sale of any shares of Common Stock under the Securities Act (other than a Registration (i) pursuant to a Registration Statement on Form S-8 (or other Registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto) or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for any Registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to the holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3(b) and Section 3(c), shall include in such Registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within 20 days after the Company’s notice has been given to each such holder. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion. A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 2.

(b) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such Registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such Registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such Registration or takedown (i) first, the shares of Common Stock that the Company proposes to sell; (ii) second, the shares of Common Stock requested to be included therein by holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder or in such manner as they may otherwise agree; and (iii) third, the shares of Common Stock requested to be included therein by holders of Common Stock other than holders of Registrable Securities, allocated among such holders in such manner as they may agree.

(c) If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Stock other than Registrable Securities, and the managing underwriter advises the Company in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such Registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such Registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such Registration or takedown (i) first, the shares of Common Stock requested to be included therein by the holder(s) requesting such Registration or takedown and by the holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of shares of Common Stock other than the Registrable Securities (on a fully diluted, as converted basis) and the number of Registrable

Securities, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (ii) second, the shares of Common Stock requested to be included therein by other holders of Common Stock, allocated among such holders in such manner as they may agree.

(d) If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

(e) Any holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggyback Registration.

4. Registration Procedures. If and whenever the holders of Registrable Securities request that the offer and sale of any Registrable Securities be registered under the Securities Act pursuant to the provisions of this Agreement, the Company shall use its reasonable best efforts to effect the Registration of the offer and sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall, as applicable:

(a) prepare and file with the SEC as soon as is reasonably practicable a Registration Statement covering such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to be declared effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

(b) prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement;

(c) prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such Registration (or counsel designated by the majority-in-interest of the participating holders) copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the underwriters and the holders of Registrable Securities included in such Registration may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders. It is understood that the foregoing documents will be subject to the review of such holder or such counsel (it being acknowledged and agreed that if a holder does not object to or comment on the aforementioned documents within such two Business Days then the holder shall be deemed to have consented to and approved the use of such documents);

(d) notify each selling holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed with the SEC;

(e) furnish to each selling holder of Registrable Securities such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(f) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any selling holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 4(f);

(g) notify each selling holder of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or omit any fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such holder, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) make available for inspection by any selling holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

(i) provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration;

(j) cause such Registrable Securities to be listed on each securities exchange or automated quotation system on which the Common Stock is then listed;

(k) in connection with an underwritten offering, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as the holders of such Registrable Securities or the managing underwriter of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(l) notify the holders of Registrable Securities promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(m) advise the holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(n) otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the holders, in connection with such Registration.

5. Expenses. All expenses (other than Selling Expenses) incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the Registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all (a) Registration and filing fees

(including, without limitation, any fees relating to filings required to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are listed or quoted); (b) underwriting expenses (other than fees, commissions or discounts); (c) expenses of any audits incident to or required by any such Registration; (d) fees and expenses of complying with securities and “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities); (e) printing expenses; (f) messenger, telephone and delivery expenses; (g) fees and expenses of the Company’s counsel and accountants; (h) Financial Industry Regulatory Authority, Inc. filing fees (if any); and (i) reasonable fees and expenses of one counsel for the holders of Registrable Securities participating in such Registration as a group (selected by, in the case of a Registration under Section 2, the holders of a majority of the Registrable Securities initially requesting such Registration, and, in the case of all other Registrations hereunder, the holders of a majority of the Registrable Securities included in the Registration). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits. All Selling Expenses relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by the holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such Registration for each such holder.

6. Indemnification.

(a) the Company shall indemnify and hold harmless, to the fullest extent permitted by applicable Law, each selling holder of Registrable Securities, such holder’s officers, directors, managers, members, partners, stockholders and Affiliates, each underwriter, broker or any other Person acting on behalf of such holder of Registrable Securities and each other “controlling person” (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (a “Controlling Person”), if any, who controls any of the foregoing Persons, against all Losses to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned, nor shall the Company be liable for any Losses to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such holder of Registrable Securities expressly for use in connection with such Registration or by any such holder’s failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable Law to be so delivered) after the Company has furnished such holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities.

(b) In connection with any Registration in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by applicable Law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Securities and each Controlling Person who controls any of the foregoing

Persons against any Losses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided, that the obligation to indemnify shall be several, not joint and several, among the holders of Registrable Securities, and the liability of each such holder of Registrable Securities shall be in proportion to and limited to the net proceeds (after underwriting fees, commissions or discounts) actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, subject to the last sentence of this Section 5.1(c)). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Notwithstanding anything to the contrary contained herein, no indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement (w) that is not settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), (x) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, (y) imposes an injunction on any indemnified party, or (z) includes the finding of any criminal violation by any indemnified party.

(d) If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Loss referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such seller from the sale of Registrable Securities effected pursuant to such Registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other similar federal or state securities laws or rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any applicable Registration, qualification or compliance was perpetrated by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7. Participation in Underwritten Registrations. No Person may participate in any Registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8. Rule 144 Compliance. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a holder to sell securities of the Company to the public without Registration, the Company shall:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the APP Effective Time;

(b) use reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, at any time after the APP Effective Time; and

(c) furnish to any holder so long as the holder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company as such holder may reasonably request in connection with the sale of Registrable Securities without Registration.

9. Termination. The right of any Stockholder to request Registration or inclusion of Registrable Securities in any Registration pursuant to Section 2 or Section 3 shall terminate upon the first to occur of (a) the date such Stockholder no longer holds any Registrable Securities and (b) the fifth anniversary of the date of this Agreement.

10. Miscellaneous.

(a) Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other party’s seeking or obtaining such equitable relief.

(b) Entire Agreement. This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof.

(c) Amendments and Modifications. Upon the written consent of the Company and the holders of a majority of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other holders (in such capacity) shall require the consent of the holder so affected. No course of dealing between any holder or the Company and any other party hereto or any failure or delay on the part of a holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

(d) Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in notice given in accordance with this Section 10(d)):

If to the Company:	FHC Delaware 515 N. State Street, Suite 2225 Chicago, IL 60654 Attention: Chief Executive Officer Email: OBAOL@femalehealthcompany.com Facsimile: 312-595-9122
With a copy to (which shall not constitute note):	Reinhart Boerner Van Deuren s.c. 1000 North Water Street, Suite 1700 Milwaukee, WI 53202 Attention: James M. Bedore, Esq. Email: jbedore@reinhartlaw.com Facsimile: (414) 298-8097
If to Stockholder:	To the address set forth on the signature page hereto.

(e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(f) Jurisdiction; Consent to Service of Process. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery or other courts of the State of Delaware (a “Delaware Court”) and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in a Delaware Court. No party may move to (i) transfer any such suit, action or proceeding from a Delaware Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in a Delaware Court with a suit, action or proceeding in another jurisdiction or (iii) dismiss any such suit, action or proceeding brought in a Delaware Court for the purpose of bringing the same in another jurisdiction. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (x) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in a Delaware Court, (y) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court and (z) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by applicable Law.

(g) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

(h) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 10(h) with respect thereto. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(j) Further Deliveries. Each party hereto shall execute and deliver such additional documents and take all such other actions as may reasonably be required to effect the transactions contemplated by this Agreement.

(k) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(l) Assignment. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. The rights of the holders of Registrable Securities hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) such holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein that apply to the “Stockholders” and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D. This Agreement shall not confer any rights or benefits on any persons that are not parties hereto.

[SIGNATURE PAGE FOLLOWS]

Annex H

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

COMPANY:	STOCKHOLDERS:

FHC DELAWARE	[STOCKHOLDER NAME]

By:	By:
Name:	Name:
Title:	Title:

Notice Address:

Attention:
Email:
Facsimile:

[STOCKHOLDER NAME]

By:
Name:
Title:

Notice Address:

Attention:
Email:
Facsimile:

THE FEMALE HEALTH COMPANY

515 NORTH STATE STREET

SUITE 2225

CHICAGO, IL 60654

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and electronic delivery of information up until 11:59 P.M. Eastern Time [            ], 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time [            ], 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR each of the following proposals			For	Against	Abstain
1

To adopt the Agreement and Plan of Merger, dated April 5, 2016, (the “Merger Agreement”), among The Female Health Company (“FHC”), FHC’s wholly owned subsidiaries Badger Acquisition Sub, Inc. and Blue Hen Acquisition, Inc., and Aspen Park Pharmaceuticals, Inc. (“Aspen Park”), and the transactions contemplated therein.

			☐	☐	☐				For	Against	Abstain
						5	To approve, by a non-binding advisory vote, the specified compensation arrangements for FHC’s named executive officers described in the accompanying proxy statement.		☐	☐	☐
2	To approve an amendment to FHC’s Amended and Restated Articles of Incorporation to increase the total number of authorized shares of FHC common stock and preferred stock.		☐	☐	☐
						6	To permit FHC to adjourn the special meeting, if necessary or advisable, for further solicitation of proxies to approve the Merger Agreement and the other proposals at the special meeting.		☐	☐	☐
3	To approve an amendment to FHC’s Amended and Restated Articles of Incorporation to change the vote required by stockholders to approve certain matters described in the accompanying proxy statement.		☐	☐	☐
NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting.
4	To approve the issuance of shares of common stock to Aspen Park’s stockholders pursuant to the Merger Agreement.		☐	☐	☐
For address change/comments, mark here.
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

☐

	Signature [PLEASE SIGN WITHIN BOX]	Date					Signature (Joint Owners)	Date

PROXY THE FEMALE HEALTH COMPANY PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints O.B. Parrish and William R. Gargiulo, Jr., or either one of them, each with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Special Meeting of Stockholders of The Female Health Company to be held on [            ], [    ], 2016 at [    ] a.m., local time, at [    ] and at any adjournment thereof, to vote all shares of Common Stock, which the undersigned would be entitled to vote if personally present as specified upon the matters listed on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies. Please sign exactly as your name appears hereon, date and return this Proxy.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side